      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 2010.
                                                             FILE NOS. 333-08859
                                                                       811-07727
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 41                       [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                  Amendment No. 42                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               (Name of Depositor)

                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000

                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                                175 WATER STREET
                               NEW YORK, NY 10038
              (Address of Guarantor's Principal Offices) (Zip Code)

        Guarantor's Telephone Number, including Area Code: (212) 770-7000


                             MALLARY L. REZNIK, ESQ.
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on August 27, 2010 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Five of SunAmerica Annuity and Life Assurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
1.   Cover Page..............................   Cover Page
2.   Definitions.............................   Glossary
3.   Synopsis................................   Highlights; Fee Tables; Portfolio
                                                Expenses; Examples
4.   Condensed Financial Information.........   Appendix - Condensed Financial
                                                Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies.......   The Seasons/Seasons Select II
                                                Variable Annuity; Other Information
6.   Deductions..............................   Expenses
7.   General Description of Variable Annuity
     Contracts...............................   The Seasons/Seasons Select II
                                                Variable Annuity; Purchasing a
                                                Seasons/Seasons Select II Variable
                                                Annuity; Investment Options
8.   Annuity Period..........................   Annuity Income Options
9.   Death Benefit...........................   Death Benefits
10.  Purchases and Contract Value............   Purchasing a Variable Annuity
                                                Contract
11.  Redemptions.............................   Access To Your Money
12.  Taxes...................................   Taxes
13.  Legal Proceedings.......................   Legal Proceedings
14.  Table of Contents of Statement of
     Additional Information..................   Table of Contents of  Statement of
                                                Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Seasons/Seasons Select II
                                                Variable Annuity (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Seasons/Seasons Select
                                                II Variable Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                 [SEASONS LOGO]

                                   PROSPECTUS
                                 AUGUST 27, 2010

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               in connection with
                          VARIABLE ANNUITY ACCOUNT FIVE



This variable annuity has several investment choices - Variable Portfolios listed below and, if available, Fixed Account options.


                                 GROWTH STRATEGY
(WHICH INVESTS IN STOCK PORTFOLIO, ASSET ALLOCATION: DIVERSIFIED GROWTH
                  PORTFOLIO AND MULTI-MANAGED GROWTH PORTFOLIO)
                            MODERATE GROWTH STRATEGY
(WHICH INVESTS IN STOCK PORTFOLIO, ASSET ALLOCATION: DIVERSIFIED GROWTH
             PORTFOLIO AND MULTI-MANAGED MODERATE GROWTH PORTFOLIO)
                            BALANCED GROWTH STRATEGY
(WHICH INVESTS IN STOCK PORTFOLIO, ASSET ALLOCATION: DIVERSIFIED GROWTH
              PORTFOLIO AND MULTI-MANAGED INCOME/EQUITY PORTFOLIO)
                          CONSERVATIVE GROWTH STRATEGY
(WHICH INVESTS IN STOCK PORTFOLIO, ASSET ALLOCATION: DIVERSIFIED GROWTH
                  PORTFOLIO AND MULTI-MANAGED INCOME PORTFOLIO)


                     which invest in the Underlying Funds of

                              SEASONS SERIES TRUST
                            and which are managed by:


                  SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")


                     JANUS CAPITAL MANAGEMENT, LLC ("JANUS")


                     LORD, ABBETT & CO., LLC ("LORD ABBETT")


                    PINEBRIDGE INVESTMENTS LLC ("PINEBRIDGE")


                  PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM")


                T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")


                WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON")



Seasons Strategies are Variable Portfolios comprised of certain Underlying Funds of the Seasons Series Trust. Each Seasons Strategy is multi-managed by a group of managers identified above. On March 29, 2010, the investment manager for the Fixed Income portion of the Balanced component of the Multi-Managed Seasons Strategies changed from SunAmerica Asset Management Corp. to PineBridge Investments LLC.



You can put your money into any one or all of the Variable Portfolios and/or Fixed Account options.


This contract is no longer available for purchase by new contract owners.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated August 27, 2010. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



GLOSSARY...................................     3
HIGHLIGHTS.................................     4
FEE TABLE..................................     5
     Maximum Owner Transaction Expenses....     5
     Contract Maintenance Fee..............     5
     Separate Account Annual Expenses......     5
     Underlying Fund Expenses..............     5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.......     6
THE SEASONS VARIABLE ANNUITY...............     7
PURCHASING A SEASONS VARIABLE ANNUITY......     7
     Allocation of Purchase Payments.......     8
     Accumulation Units....................     9
     Free Look.............................     9
     Exchange Offers.......................     9
     Important Information for Military
       Servicemembers......................     9
INVESTMENT OPTIONS.........................    10
     Variable Portfolios...................    10
     Seasons Strategies....................    10
     Substitution, Addition or Deletion of
       Variable Portfolios.................    13
     Fixed Accounts........................    13
     Dollar Cost Averaging Fixed Accounts..    13
     Dollar Cost Averaging Program.........    14
     Transfers During the Accumulation
       Phase...............................    14
     Return Plus Program...................    16
     Voting Rights.........................    17
ACCESS TO YOUR MONEY.......................    17
     Free Withdrawal Provision.............    17
     Systematic Withdrawal Program.........    18
     Minimum Contract Value................    18
     Qualified Contract Owners.............    18
DEATH BENEFIT..............................    18
     Extended Legacy Program...............    19
EXPENSES...................................    20
     Separate Account Expenses.............    21
     Withdrawal Charges....................    21
     Underlying Fund Expenses..............    21
     Contract Maintenance Fee..............    21
     Transfer Fee..........................    21
     Premium Tax...........................    21
     Income Taxes..........................    22
     Reduction or Elimination of Fees,
       Expenses and Additional Amounts
       Credited............................    22
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF
  THE CONTRACT.............................    22
ANNUITY INCOME OPTIONS.....................    23
     Annuity Date..........................    23
     Annuity Income Options................    23
     Fixed or Variable Annuity Income
       Payments............................    24
     Annuity Income Payments...............    24
     Transfers During the Income Phase.....    25
     Deferment of Payments.................    25
TAXES......................................    25
     Annuity Contracts in General..........    25
     Tax Treatment of Distributions--Non-
       Qualified Contracts.................    25
     Tax Treatment of
       Distributions--Qualified Contracts..    26
     Required Minimum Distributions........    28
     Tax Treatment of Death Benefits.......    28
     Contracts Owned by a Trust or
       Corporation.........................    28
     Gifts, Pledges and/or Assignments of a
       Contract............................    29
     Diversification and Investor Control..    29
OTHER INFORMATION..........................    29
     The Distributor.......................    29
     The Company...........................    29
     The Separate Account..................    31
     The General Account...................    31
     Financial Statements..................    31
     Administration........................    32
     Legal Proceedings.....................    33
     Registration Statements...............    33
TABLE OF CONTENTS OF STATEMENT OF
  ADDITIONAL INFORMATION...................    33
APPENDIX A - CONDENSED FINANCIAL
  INFORMATION..............................   A-1
APPENDIX B - MARKET VALUE ADJUSTMENT
  ("MVA")..................................   B-1
APPENDIX C - STATE CONTRACT AVAILABILITY
  AND/OR VARIABILITY.......................   C-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - Your 90th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUST - Refers to the Seasons Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers to the Seasons Strategies. The Variable Portfolios invest in the Underlying Funds of the Seasons Series Trust.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Seasons Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. PLEASE SEE FREE LOOK IN THE PROSPECTUS.


EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawals charges no longer apply to that Purchase Payment. PLEASE SEE FEE TABLE, PURCHASING A SEASONS VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGES
(as a percentage of each Purchase
Payment)(2)................................    7%


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

TRANSFER FEE

$25 per transfer after the first 4 transfers in any contract year.

CONTRACT MAINTENANCE FEE(3)................   $35




SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)


Mortality and Expense Risk Fees...........   1.25%
Distribution Expense Charge...............   0.15%
                                             ----
Total Separate Account Annual
  Expenses(4).............................   1.40%




UNDERLYING FUND EXPENSES (AS OF MARCH 31, 2010)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUST, THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST. PLEASE READ IT CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
OPERATING EXPENSES                 MINIMUM     MAXIMUM
----------------------------       -------     -------
(expenses that are deducted
from Underlying Funds,
including management fees,
other expenses and 12b-1
fees).........................      1.05%       1.13%



FOOTNOTES TO THE FEE TABLE:

(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.

(2) Withdrawal Charge Schedule
    (as a percentage of each Purchase Payment withdrawn) declines over 7 years as follows:

     YEARS SINCE RECEIPT:.............................   1       2       3       4       5       6       7       8+
                                                         7%      6%      6%      5%      4%      3%      2%      0%


  Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL PROVISION BELOW.

(3) The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more.


(4) If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.40% and investment in an Underlying Fund with total expenses of 1.13%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $961      $1,402     $1,770     $2,915



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $261       $802      $1,370     $2,915





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.40% and investment in an Underlying Fund with total expenses of 1.05%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $953      $1,379     $1,731     $2,836



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $253       $779      $1,331     $2,836



EXPLANATION OF FEE TABLE AND EXPENSE EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          THE SEASONS VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract and build retirement savings. The Income Phase begins when you annuitize your contract and start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

This variable annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      PURCHASING A SEASONS VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

-------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
-------------------------------------------------------------------
      Qualified                $2,000                  $500
-------------------------------------------------------------------
    Non-Qualified              $5,000                  $500
-------------------------------------------------------------------




Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payments. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. The terms creating any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 91 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.

ASSIGNMENT OF THE CONTRACT

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

This contract is no longer available for purchase by new policyowners.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

SunAmerica Annuity
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

SunAmerica Annuity
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The contract offers Variable Portfolios and, if available, Fixed Accounts. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the Fixed Accounts. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and Fixed Accounts may lower the risk associated with investing only in a Variable Portfolio.

VARIABLE PORTFOLIOS

Each of the Variable Portfolios invests in Underlying Funds of Seasons Series Trust. SAAMCo manages Seasons Series Trust. SAAMCo is the investment adviser to Seasons Series Trust and has engaged subadvisers to provide investment advice for certain of the Underlying Funds.


YOU SHOULD READ THE PROSPECTUS FOR THE TRUST CAREFULLY. THE PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THE PROSPECTUS FOR THE TRUST BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Seasons Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the yield of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative yields, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.



SEASONS STRATEGIES


MULTI-MANAGED BY: SAAMCO, JANUS CAPITAL MANAGEMENT, LLC,
LORD, ABBETT & CO., LLC, PUTNAM INVESTMENT MANAGEMENT,
LLC, T. ROWE PRICE ASSOCIATES, INC., PINEBRIDGE
INVESTMENTS LLC, WELLINGTON MANAGEMENT COMPANY, LLP

GROWTH STRATEGY         (which invests in Stock
                        Portfolio, Asset Allocation:
                        Diversified Growth Portfolio and
                        Multi-Managed Growth Portfolio)


MODERATE GROWTH         (which invests in Stock
STRATEGY                Portfolio, Asset Allocation:
                        Diversified Growth Portfolio and
                        Multi-Managed Moderate Growth
                        Portfolio)


BALANCED GROWTH         (which invests in Stock
STRATEGY                Portfolio, Asset Allocation:
                        Diversified Growth Portfolio and
                        Multi-Managed Income/Equity
                        Portfolio)


CONSERVATIVE GROWTH     (which invests in Stock
STRATEGY                Portfolio, Asset Allocation:
                        Diversified Growth Portfolio and
                        Multi-Managed Income Portfolio)




SEASONS STRATEGIES

Each Seasons Strategy has a different investment objective and is a Variable Portfolio of the Separate Account that invests in three Underlying Funds of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. The Seasons Strategies are designed utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed in the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy do not change for the life of the contract. Please see the Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.

SEASONS STRATEGY REBALANCING

Each quarter a rebalancing occurs among the Underlying Funds of the Season Strategies to realign each Seasons Strategy with its distinct percentage investment detailed below. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate the asset allocation mix for each Seasons Strategy and the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

Before the end of each quarter (or as close to such date as is administratively practicable), your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, as identified below, your investment will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.

                         GROWTH STRATEGY                                                MODERATE GROWTH STRATEGY

     GOAL:  Long-term growth of capital, allocating its assets           GOAL:  Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best suited       with a secondary objective of conservation of principal by
for those with longer periods to invest.                            allocating more of its assets to bonds than the Growth Strategy.
                                                                    This Seasons Strategy may be best suited for those nearing
                    Target Asset Allocation:                        retirement years but still earning income.
         Stocks 80%          Bonds 15%          Cash 5%
                                                                                        Target Asset Allocation:
                     [GROWTH STRATEGY CHART]                                 Stocks 70%          Bonds 25%          Cash 5%
Stock Portfolio (T Rowe Price) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%                            [MODERATE GROWTH CHART]
Multi-Managed Growth Portfolio - 50%                                Stock Portfolio (T Rowe Price) - 20%
  Fixed Income component (Wellington) - 10%                         Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
  Balanced component (Lord Abbett/SAAMCo) - 10%                     Multi-Managed Moderate Growth Portfolio - 55%
  Aggressive Growth component (SAAMCo) - 10%                          Fixed Income component (Wellington) - 19.8%
  Growth component (Janus) - 20%                                      Balanced component (Lord Abbett/SAAMCo) - 9.9%
                                                                      Aggressive Growth component (SAAMCo) - 9.9%
                                                                      Growth component (Janus) - 15.4%





                    BALANCED GROWTH STRATEGY                                          CONSERVATIVE GROWTH STRATEGY

     GOAL:  Focuses on conservation of principal by investing in         GOAL:  Capital preservation while maintaining some
a more balanced weighting of stocks and bonds, with a secondary     potential for growth over the long term. This Seasons Strategy
objective of seeking a high total return. This Seasons Strategy     may be best suited for those with lower investment risk
may be best suited for those approaching retirement and with        tolerance.
less tolerance for investment risk.
                                                                                        Target Asset Allocation:
                    Target Asset Allocation:                                 Stocks 42%          Bonds 53%          Cash 5%
         Stocks 55%          Bonds 40%          Cash 5%
                                                                                       [CONSERVATIVE GROWTH CHART]
                     [BALANCED GROWTH CHART]                        Stock Portfolio (T Rowe Price) - 15%
Stock Portfolio (T Rowe Price) - 20%                                Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Multi-Managed Income Portfolio - 60%
Multi-Managed Income/Equity Portfolio - 55%                           Fixed Income component (Wellington) - 45%
  Fixed Income component (Wellington) - 29.7%                         Balanced component (Lord Abbett/SAAMCo) - 10.2%
  Balanced component (Lord Abbett/SAAMCo) - 15.4%                     Growth component (Janus) - 4.8%
  Growth component (Janus) - 9.9%

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.


We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.


There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

If your contract offered Fixed Accounts subject to a market value adjustment, please see the Market Value Adjustment ("MVA") Appendix in this prospectus for additional information.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 4 transfers. We charge for transfers in excess of 4 in any contract year. The fee is $25 for each transfer exceeding this limit.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2009 and within the previous twelve months (from August 17, 2008 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2009 must be submitted by U.S. Mail (from August 17, 2009 through August 16,
2010).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals or the withdrawal charges applicable upon a full surrender of your contract. As a result, if you surrender your contract in the future, and withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule, that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

During the first contract year, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

After the first contract year, your free withdrawal amount is the greater of (1) or (2) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1) your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge.

Amounts withdrawn free of a withdrawal charge under the 10% provision do not reduce the amount you invested for purposes of calculating the withdrawal charge and penalty-free earnings. As a result, if you surrender your contract in the future and withdrawal charges are still applicable, any previous free withdrawals under the 10% provision would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:
    A=Your contract value at the time of your request for withdrawal ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)
    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 6% is the applicable percentage) [B x C=$6,000]
    D=Your full contract value ($84,000) available for total withdrawal

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $500, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $500, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.



A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.


EXTENDED LEGACY PROGRAM





The Extended Legacy Program, if available, can allow a Beneficiary under a SunAmerica Annuity or First SunAmerica contract(s) to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form which may be requested from the Annuity Service Center after the death of the original Owner. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death.



If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.



There are certain limitations applicable to the Extended Legacy Program. No Purchase Payments are permitted. Living Benefits and Death Benefits that may have been elected by the original Owner will no longer apply and any charges associated with these features will no longer apply. The contract may not be assigned and ownership may not be changed or co-owned. The Extended Legacy Program does not apply to rollovers from other companies.



We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary upon election of the Extended Legacy Program. These Variable Portfolios may differ than those available to the original Owner. In addition, these Variable Portfolios may have higher Underlying Fund fees, particularly 12b-1 fees, under the Extended Legacy Program. Any Fixed Accounts that may have been available to the original Owner will no longer be available.



In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary.



Beginning on the day we receive all applicable documentation that the claim process is complete and in Good Order to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may request transfers among Variable Portfolios, subject to the same limitations and restrictions that applied to the original Owner. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.


OTHER BENEFICIARY CONTINUATION OPTIONS


Alternatively to the Extended Legacy Program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).


Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.


DEATH BENEFIT


If you should die prior to reaching age 75 or, in the case of joint owners, if an owner should die prior to the youngest owner reaching age 75, the death benefit will be equal to the greater of:

     1. Contract Value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Total Purchase Payments less withdrawals, applicable charges, market value adjustments and taxes, accumulated at 3% from the date your contract was issued until the date of death, plus any Purchase Payments received, less any withdrawals, applicable charges, market value adjustments and taxes made or charged, after the date of death.

If the contract was issued after your 75th birthday or if you should die after you reach age 75, or, in the case of joint owners, if the contract was issued after both owners' 75th birthday or if an owner dies after the youngest owner reaches age 75, the death benefit will be the greater of:

     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Total Purchase Payments received by us before age 75 (in the case of joint owners, before the younger owner reaches age 75) less any withdrawals, applicable charges, market value adjustments and taxes, accumulated at 3% from the date your contract was issued until your 75th birthday (or, if there is a joint owner, the 75th Birthday of the youngest owner), plus any subsequent Purchase Payments received, less any withdrawals, applicable charges, market value adjustments and taxes made or charged, after your 75th birthday.

DEATH OF THE ANNUITANT

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, First SunAmerica, to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

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                                    EXPENSES
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--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expenses is 1.40% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for seven complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:


--------------------------------------------------------------------------
 YEAR                  1      2      3      4      5      6      7      8
--------------------------------------------------------------------------
 Withdrawal Charge     7%     6%     6%     5%     4%     3%     2%     0%
--------------------------------------------------------------------------


When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, we reduce the withdrawn amount from the contract value by any applicable withdrawal charges. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 4 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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                    PAYMENTS IN CONNECTION WITH DISTRIBUTION
                                 OF THE CONTRACT
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PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.00% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative may purchase a contract on a basis in which a bonus amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2009 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trust's, their investment advisers, subadvisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive two kinds of payments described below.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation from the Trust's investment adviser, SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, related to the availability of the Underlying Funds in the contract. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trust, bear the costs of these investment management fees, which in turn will reduce the return on your investment. Such amounts are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

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                             ANNUITY INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. PLEASE SEE DEATH BENEFITS ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. PLEASE SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your income option. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE
INTERNAL REVENUE TAX CODE, IRS REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE, NOR DOES IT INCLUDE ALL THE FEDERAL TAX RULES THAT MAY AFFECT YOU AND YOUR CONTRACT. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES FROM A QUALIFIED TAX ADVISOR. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. FEDERAL INCOME TAX TREATMENT OF THE CONTRACT IS SOMETIMES UNCERTAIN AND CONGRESS, THE IRS AND/OR THE COURTS MAY MODIFY TAX LAWS AND TREATMENT RETROACTIVELY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under one of a number of types of employer-sponsored retirement plans, or any Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under one of a number of types of employee-sponsored retirement plans, or under an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

AGGREGATION OF CONTRACTS

All Non-Qualified contracts that are issued by us to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange"). We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions, as well as any other after-tax amounts permitted under the employer's plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance permitted the adoption of the written plan, whether in the form of a single document or as a collection of documents, not later than December 31, 2009. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009 or, if later, prior to the transfer, the transfer would be considered a "failed" transfer that is subject to tax, and as such could be a violation of applicable withdrawal limitations. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer. The IRS may in the future issue new guidance, or revise its existing guidance, regarding corrections of defects in 403(b) plans, including such failed transfers.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any proposal or legislative or regulatory action to extend this exemption from the minimum distribution requirement for 2010 or later years.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could in the future take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for Federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                                OTHER INFORMATION
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THE DISTRIBUTOR


SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.


THE COMPANY

SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") is a stock life insurance company organized under the laws of the state of Arizona on January 1, 1996. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. SunAmerica Annuity conducts life insurance and annuity business in the District of Columbia and all states except New York.

For details regarding name changes and redomestication of the Company, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.

OWNERSHIP STRUCTURE OF THE COMPANY

SunAmerica Annuity is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation.

American International Group is an international insurance organization with operations in more than 130 countries and jurisdictions. Its activities include commercial, institutional and individual property-casualty, life insurance, and retirement services around the world. In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

Pursuant to the terms of the credit facility, effective, March 4, 2009, the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), became the controlling stockholder of American International Group through the issuance of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"). The change of control does not in any way alter the Company's obligations to you.

Additional details regarding the transactions with the NY Fed, including subsequent modifications to the credit facility, American International Group's participation under the Troubled Assets Relief Program ("TARP") and American International Group's restructuring plans can be found in American International Group's Form 10-K and 10-K/A as well as in the financial statements of the Company and the Separate Account. For information on how to locate these financial statements, SEE FINANCIAL STATEMENTS, BELOW.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern during this period. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. The financial condition of American International Group and rating downgrades that occurred late in the third quarter of 2008 and American International Group's restructuring plan, and other American International Group-related news also has had an impact on the Company's operations.

The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

SunAmerica Annuity established Variable Annuity Account Five under Arizona law on July 8, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group.

FINANCIAL STATEMENTS

There are four sets of financial statements described below that are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTOR

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. The financial statements of the Guarantor are provided in relation to its ability to meet its obligations under the Guarantee. PLEASE SEE GUARANTEE OF INSURANCE OBLIGATIONS ABOVE.

AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT

American International Group's annual report is incorporated herein by reference and we provide you notice of certain other filings made by American International Group because there is a Support Agreement in place whereby American International Group has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The Support Agreement requires American International Group to make payments solely to the Company and not to the policyholders. A policyholder cannot proceed against American International Group on its own behalf. All actions under the Support Agreement must be brought by the Company, or if the Company fails to assert its rights, in a representative capacity by a policyholder on behalf of the Company.


The consolidated financial statements and financial statement schedules incorporated into this prospectus by reference to American International Group's Current Report on Form 8-K dated August 6, 2010 and management's assessment of the effectiveness of internal control over financial reporting incorporated into this prospectus by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2009, have been so incorporated in reliance upon the report (which contains an explanatory paragraph relating to American International Group's dependence upon the continued financial support of the U.S. government) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and Guarantor are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract owners to read and understand the financial statements.

The SEC allows the Company to "incorporate by reference" some of the information American International Group files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus.

American International Group is subject to the informational requirements of the Securities Exchange Act of 1934. American International Group files reports and other information with the SEC to meet those requirements. American International Group files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and American International Group's website at http://www.aig.com.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

Along with other companies, SunAmerica Annuity has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. SunAmerica Annuity is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. SunAmerica Annuity is cooperating fully with the investigation. The impact of this matter, if any, on SunAmerica Annuity's financial position cannot be reasonably estimated at this time.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

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            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI is listed below.



Separate Account and the Company

General Account

Support Agreement Between the Company and
  American International Group

Performance Data

Annuity Income Payments

Annuity Unit Values

Taxes

Broker-Dealer Firms Receiving Revenue Sharing
  Payments

Distribution of Contracts

Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                      ONE
                          FISCAL     MONTH      FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                           YEAR      ENDED       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      MONTH      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
STRATEGIES               3/31/00    4/30/00    4/30/01    4/30/02    4/30/03    4/30/04    4/30/05    4/30/06    4/30/07
----------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
SEASONS SERIES TRUST -- CLASS 1 SHARES
-------------------------------------------------------------------------------------------------------------------------

Growth (Inception Date: 4/15/97)
  Beginning AUV.......     $15.89     $21.30     $20.24    $17.060    $14.397    $12.770    $14.964    $15.725    $18.122
  End AUV.............     $21.30     $20.24     $17.06    $14.397    $12.770    $14.964    $15.725    $18.122    $20.073
  Ending Number of
     AUs..............  8,130,517  8,249,540  7,812,757  6,819,437  5,299,344  4,931,461  3,746,736  2,686,983  1,972,934
-------------------------------------------------------------------------------------------------------------------------

Moderate Growth (Inception Date: 4/15/97)
  Beginning AUV.......     $15.09     $19.48     $18.61    $16.298    $14.197    $12.885    $14.803    $15.481    $17.523
  End AUV.............     $19.48     $18.61     $16.30    $14.197    $12.885    $14.803    $15.481    $17.523    $19.312
  Ending Number of
     AUs..............  8,508,732  8,649,412  8,525,921  7,608,915  6,095,326  5,578,924  4,258,287  3,193,557  2,363,559
-------------------------------------------------------------------------------------------------------------------------

Balanced Growth (Inception Date: 4/15/97)
  Beginning AUV.......     $14.05     $16.68     $16.11    $14.985    $13.731    $12.924    $14.471    $15.156    $16.633
  End AUV.............     $16.68     $16.11     $14.99    $13.731    $12.924    $14.471    $15.156    $16.633    $18.220
  Ending Number of
     AUs..............  7,049,356  7,030,568  6,773,402  6,208,464  5,236,458  4,812,477  3,827,268  2,822,811  2,067,913
-------------------------------------------------------------------------------------------------------------------------

Conservative Growth (Inception Date: 4/15/97)
  Beginning AUV.......     $13.21     $14.89     $14.50    $14.137    $13.445    $13.071    $14.295    $14.915    $16.017
  End AUV.............     $14.89     $14.50     $14.14    $13.445    $13.071    $14.295    $14.915    $16.017    $17.424
  Ending Number of
     AUs..............  5,332,213  5,350,653  5,064,829  4,841,527  4,251,657  3,723,265  3,073,683  2,181,562  1,631,005
-------------------------------------------------------------------------------------------------------------------------

                          FISCAL     FISCAL     FISCAL
                           YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED
STRATEGIES               4/30/08    4/30/09    4/30/10
----------------------  ---------  ---------  ---------
SEASONS SERIES TRUST -- CLASS 1 SHARES
-------------------------------------------------------

Growth (Inception Date: 4/15/97)
  Beginning AUV.......    $20.073    $20.092    $14.322
  End AUV.............    $20.092    $14.322    $19.139
  Ending Number of
     AUs..............  1,517,247  1,166,938    936,734
-------------------------------------------------------

Moderate Growth (Inception Date: 4/15/97)
  Beginning AUV.......    $19.312    $19.266    $14.308
  End AUV.............    $19.266    $14.308    $18.849
  Ending Number of
     AUs..............  1,776,910  1,360,305  1,072,628
-------------------------------------------------------

Balanced Growth (Inception Date: 4/15/97)
  Beginning AUV.......    $18.220    $18.471    $14.348
  End AUV.............    $18.471    $14.348    $18.431
  Ending Number of
     AUs..............  1,578,738  1,211,796    992,904
-------------------------------------------------------

Conservative Growth (Inception Date: 4/15/97)
  Beginning AUV.......    $17.424    $17.599    $14.461
  End AUV.............    $17.599    $14.461    $18.226
  Ending Number of
     AUs..............  1,295,914    929,042    843,913
-------------------------------------------------------





     AUV-Accumulation Unit Value

     AU-Accumulation Units

     The Separate Account has a fiscal year end of April 30.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

     where:

          I is the interest rate you are earning on the money invested in the Fixed Account;

          J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

          N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

          L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:

     - If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;

     - If a withdrawal or transfer is made within 30 days after the end of a guarantee period;

     -   If a withdrawal or transfer is made to pay contract fees and charges;

     -   To pay a death benefit; and

     -   Upon beginning an income option, if occurring on the Latest Annuity
         Date.

EXAMPLES OF THE MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
PROSPECTUS PROVISION            AVAILABILITY OR VARIATION                STATES
------------------------------------------------------------------------------------
 Administration        Contract Maintenance Fee is $30.              North Dakota
  Charge
------------------------------------------------------------------------------------
 Administration        Charge will be deducted pro-rata from         Washington
 Charge                Variable Portfolios only. If Purchase
                       Payments are allocated among Fixed Accounts
                       only, no charge will be deducted.
------------------------------------------------------------------------------------
 Annual Free           The greater of (a) or (b) below:              Washington
 Withdrawal Amount     (a) 10% of purchase payments still subject
                           to a withdrawal charge
                       (b) Interest earnings from amounts
                           allocated to the Fixed Account options
------------------------------------------------------------------------------------
 Free Look             If you reside in Arizona and are age 65 or    Arizona
                       older on your Contract Date, the Free Look
                       period is 30 days
------------------------------------------------------------------------------------
 Free Look             If you reside in California and are age 60    California
                       or older on your Contract Date, the Free
                       Look period is 30 days.
------------------------------------------------------------------------------------
 Market Value          L equal to 0.0025.                            Florida
 Adjustment
------------------------------------------------------------------------------------
 Market Value          L equal to zero.                              Pennsylvania
 Adjustment
------------------------------------------------------------------------------------
 Market Value          MVA funds not available.                      Maryland
 Adjustment                                                          Washington
------------------------------------------------------------------------------------
 Market Value          7 and 10 year MVA funds are not available.    Oregon
 Adjustment
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0.50% for    California
                       Qualified contracts and 2.35% for Non-
                       Qualified contracts based on contract value
                       when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0% for       Maine
                       Qualified contracts and 2.0% for Non-
                       Qualified contracts based on total Purchase
                       Payments when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0% for       Nevada
                       Qualified contracts and 3.5% for Non-
                       Qualified contracts based on contract value
                       when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           For the first $500,000 in the contract, we    South Dakota
                       deduct premium tax charges of 0% for
                       Qualified contracts and 1.25% for Non-
                       Qualified contracts based on total Purchase
                       Payments when you begin the Income Phase.
                       For any amount in excess of $500,000 in the
                       contract, we deduct front-end premium tax
                       charges of 0% for Qualified contracts and
                       0.80% for Non-Qualified contracts based on
                       total Purchase Payments when you begin the
                       Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 1.0% for     West Virginia
                       Qualified contracts and 1.0% for Non-
                       Qualified contracts based on contract value
                       when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0% for       Wyoming
                       Qualified contracts and 1.0% for Non-
                       Qualified contracts based on total Purchase
                       Payments when you begin the Income Phase.
------------------------------------------------------------------------------------
 Systematic            Minimum withdrawal amount is $250 per         Minnesota
 Withdrawal            withdrawal or the penalty free withdrawal     Oregon
                       amount.                                       Washington
------------------------------------------------------------------------------------
 Transfer Privilege    Any transfer over the limit of 4 will incur   Pennsylvania
                       a $10 transfer fee.                           Texas
------------------------------------------------------------------------------------
 Withdrawals           The minimum amount that must remain after a   Washington
                       partial withdrawal is $500.
------------------------------------------------------------------------------------

  Please forward a copy (without charge) of the Seasons Variable Annuity
    Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: ---------------------------------------------------------------


Date: ----------------------------------    Signed: --------------------------------



  Return to: SunAmerica Annuity and Life Assurance Company, Annuity Service Center, P.O. Box 54299,
  Los Angeles, California 90054-0299

                            (Seasons Select II LOGO)
                                   PROSPECTUS
                                 AUGUST 27, 2010

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               in connection with
                          VARIABLE ANNUITY ACCOUNT FIVE



This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Premier Portfolios identified below are part of one of the following Trusts: SunAmerica Series Trust, Fidelity(R) Variable Insurance Products, and T. Rowe Price Equity Series, Inc. The Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and Seasons Strategies identified below are part of the Seasons Series Trust.



This contract is no longer available for purchase by new contract owners.



PREMIER PORTFOLIOS
                                       MANAGED BY:
AMERICAN FUNDS GLOBAL GROWTH SAST      Capital Research and Management Company

AMERICAN FUNDS GROWTH SAST             Capital Research and Management Company

AMERICAN FUNDS GROWTH-INCOME SAST      Capital Research and Management Company

FIDELITY VIP CONTRAFUND(R)             Fidelity Management and Research Company

FIDELITY VIP EQUITY-INCOME             Fidelity Management and Research Company

FIDELITY VIP INVESTMENT GRADE BOND     Fidelity Management and Research Company

FIDELITY VIP MID CAP                   Fidelity Management and Research Company

FIDELITY VIP OVERSEAS                  Fidelity Management and Research Company

T. ROWE PRICE BLUE CHIP GROWTH II      T. Rowe Price Associates, Inc. ("T. Rowe
                                       Price")

T. ROWE PRICE EQUITY INCOME II         T. Rowe Price


SELECT PORTFOLIOS
                                       MULTI-MANAGED BY:

LARGE CAP GROWTH(1)                    Goldman Sachs Asset Management, L.P., Janus
                                       Capital Management, LLC ("Janus"), SunAmerica
                                       Asset Management Corp. ("SAAMCo")

LARGE CAP COMPOSITE(1,5)               T. Rowe Price, SAAMCo

LARGE CAP VALUE(1)                     T. Rowe Price, Wellington Management Company,
                                       LLP ("Wellington"), SAAMCo

MID CAP GROWTH(1)                      T. Rowe Price, Wellington, SAAMCo

MID CAP VALUE(1)                       Goldman Sachs Asset Management, L.P., Lord,
                                       Abbett & Co., LLC ("Lord Abbett"), SAAMCo

SMALL CAP(1)                           ClearBridge Advisors, LLC, SAAMCo

INTERNATIONAL EQUITY(3)                Janus, Lord Abbett, PineBridge Investments
                                       LLC ("PineBridge")

DIVERSIFIED FIXED INCOME(3)            SAAMCo, Wellington, PineBridge

REAL RETURN(2)                         Wellington

CASH MANAGEMENT                        BofA Advisors, LLC(4)


FOCUSED PORTFOLIOS
                                       MULTI-MANAGED BY:

FOCUS GROWTH                           SAAMCo, Janus, Marsico Capital Management,
                                       LLC

FOCUS GROWTH AND INCOME(5)             SAAMCo, Marsico Capital Management, LLC.,
                                       Thornburg Investment Management, Inc.

FOCUS VALUE                            J.P. Morgan Investment Management, Inc.,
                                       Northern Trust Investments, N.A., Third
                                       Avenue Management LLC

FOCUS TECHNET(5)                       SAAMCo, BAMCO, Inc., RCM Capital Management,
                                       LLC



MANAGED ALLOCATION PORTFOLIOS
                                       MANAGED BY:

ALLOCATION GROWTH                      Ibbotson Associates Advisors, LLC

ALLOCATION MODERATE GROWTH

ALLOCATION MODERATE

ALLOCATION BALANCED


SEASONS STRATEGIES*
                                       MULTI-MANAGED BY:

                                       SAAMCo, Janus, Lord Abbett, Putnam Investment
                                       Management, LLC ("Putnam"), T. Rowe Price,
                                       PineBridge and Wellington

GROWTH STRATEGY(3)                     (which invests in Stock Portfolio, Asset
                                       Allocation: Diversified Growth Portfolio and
                                       Multi-Managed Growth Portfolio)

MODERATE GROWTH STRATEGY(3)            (which invests in Stock Portfolio, Asset
                                       Allocation: Diversified Growth Portfolio and
                                       Multi-Managed Moderate Growth Portfolio)

BALANCED GROWTH STRATEGY(3)            (which invests in Stock Portfolio, Asset
                                       Allocation: Diversified Growth Portfolio and
                                       Multi-Managed Income/Equity Portfolio)

CONSERVATIVE GROWTH STRATEGY(3)        (which invests in Stock Portfolio, Asset
                                       Allocation: Diversified Growth Portfolio and
                                       Multi-Managed Income Portfolio)


* Seasons Strategies are Variable Portfolios comprised of certain Underlying Funds of the Seasons Series Trust. Each Seasons Strategy is multi-managed by a group of managers identified above.
(1) On December 1, 2009, SunAmerica Asset Management Corp. ("SAAMCo") replaced AIG
    Global Investment Corp. ("AIGGIC") as subadviser to the Large Cap Growth, Large
    Cap Composite, Large Cap Value, Mid Cap Growth, Mid Cap Value, and Small Cap
    Variable Portfolios. As a result certain Select Portfolios will have two subadvisers as opposed to three subadvisers.
(2) On January 19, 2010, the Strategic Fixed Income Variable Portfolio changed its name to Real Return Variable Portfolio and Wellington Management Company, LLP
    assumed management of the entire Variable Portfolio.
(3) On March 29, 2010, (1) the investment manager for the Fixed Income portion of the Balanced component of the Multi-Managed Seasons Strategies changed from
    SunAmerica Asset Management Corp. to PineBridge Investments LLC; (2) the
    investment manager for the Diversified Fixed Income and International Equity
    Variable Portfolios changed from AIG Global Investment Corp. to PineBridge
    Investments LLC.
(4) On May 1, 2010, Bank of America, N.A., the indirect parent of Columbia
    Management Advisors, LLC ("CMA"), sold a portion of the asset management business to Ameriprise Financial, Inc. The Cash Management Variable Portfolio's
    investment adviser, CMA, changed its name to BofA Advisors, LLC.
(5) On or about October 1, 2010, (1) Large Cap Composite Variable Portfolio will merge into the Focus Growth Variable Portfolio; (2) Focus TechNet and Focus
    Growth and Income Variable Portfolios will merge into the Focus Growth Variable
    Portfolio, subject to shareholder and other necessary approvals.



This variable annuity provides an optional Payment Enhancement feature. If you elect this feature, in exchange for payment enhancements credited to your contract, your withdrawal charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may more than offset the value of any Payment Enhancement.



Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated August 27, 2010. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GLOSSARY..................................................................     3
HIGHLIGHTS................................................................     4
FEE TABLE.................................................................     6
     Maximum Owner Transaction Expenses...................................     6
     Contract Maintenance Fee.............................................     6
     Separate Account Annual Expenses.....................................     6
     Additional Optional Feature Fees.....................................     6
          Optional MarketLock Income Plus Fee.............................     6
          Optional MarketLock For Life Plus Fee...........................     6
          Optional MarketLock For Life Fee................................     6
          Optional MarketLock Fee.........................................     6
          Optional MarketLock For Two Fee.................................     6
          Optional Seasons Income Rewards Fee.............................     6
          Optional Seasons Promise Fee....................................     6
          Optional Income Protector Fee...................................     6
     Underlying Fund Expenses.............................................     6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES......................................     8
THE SEASONS SELECT(II) VARIABLE ANNUITY...................................     9
PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY..........................     9
     Allocation of Purchase Payments......................................    10
     Seasons Rewards Program..............................................    11
     Accumulation Units...................................................    12
     Free Look............................................................    13
     Exchange Offers......................................................    13
     Important Information for Military Servicemembers....................    13
INVESTMENT OPTIONS........................................................    13
     Variable Portfolios..................................................    13
          Fidelity(R) Variable Insurance Products.........................    14
          Seasons Series Trust............................................    14
          SunAmerica Series Trust.........................................    14
          T. Rowe Price Equity Series, Inc. ..............................    14
     Investment Options...................................................    15
     Premier Portfolios...................................................    16
     Select Portfolios....................................................    16
     Focused Portfolios...................................................    16
     Managed Allocation Portfolios........................................    16
     Seasons Strategies...................................................    16
     Strategic Allocation Program.........................................    19
     Substitution, Addition or Deletion of Variable Portfolios............    20
     Fixed Accounts.......................................................    20
     Dollar Cost Averaging Fixed Accounts.................................    21
     Dollar Cost Averaging Program........................................    21
     Transfers During the Accumulation Phase..............................    22
     Automatic Asset Rebalancing Program..................................    24
     Return Plus Program..................................................    24
     Voting Rights........................................................    25
ACCESS TO YOUR MONEY......................................................    25
     Free Withdrawal Provision............................................    25
     Systematic Withdrawal Program........................................    27
     Nursing Home Waiver..................................................    27
     Minimum Contract Value...............................................    27
     Qualified Contract Owners............................................    27
OPTIONAL LIVING BENEFITS..................................................    27
     MarketLock Income Plus and MarketLock For Life Plus..................    27
     MarketLock For Life..................................................    36
     Additional Information About MarketLock Income Plus, MarketLock For
       Life Plus and MarketLock For Life..................................    41
     MarketLock and MarketLock For Two....................................    43
     Seasons Income Rewards...............................................    49
     Seasons Promise......................................................    52
     Income Protector.....................................................    53
DEATH BENEFITS............................................................    55
     Extended Legacy Program..............................................    56
     Death Benefit Defined Terms..........................................    56
     Standard Death Benefit...............................................    57
     Optional Combination HV & Roll-Up Death Benefit......................    57
     Optional Purchase Payment Accumulation Death Benefit.................    58
     Optional Maximum Anniversary Value Death Benefit.....................    58
     Optional EstatePlus Benefit..........................................    59
     Spousal Continuation.................................................    60
EXPENSES..................................................................    60
     Separate Account Expenses............................................    61
     Withdrawal Charges...................................................    61
     Underlying Fund Expenses.............................................    62
     Contract Maintenance Fee.............................................    62
     Transfer Fee.........................................................    62
     Optional Living Benefits Fees........................................    62
     Optional Combination HV & Roll-Up Death Benefit Fee..................    62
     Optional Enhanced Death Benefit Fee..................................    62
     Optional EstatePlus Fee..............................................    62
     Premium Tax..........................................................    62
     Income Taxes.........................................................    62
     Reduction or Elimination of Fees, Expenses and Additional Amounts
       Credited...........................................................    63
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT..................    63
ANNUITY INCOME OPTIONS....................................................    64
     Annuity Date.........................................................    64
     Annuity Income Options...............................................    65
     Fixed or Variable Annuity Income Payments............................    65
     Annuity Income Payments..............................................    66
     Transfers During the Income Phase....................................    66
     Deferment of Payments................................................    66
TAXES.....................................................................    66
     Annuity Contracts in General.........................................    66
     Tax Treatment of Distributions - Non-Qualified Contracts.............    67
     Tax Treatment of Distributions - Qualified Contracts.................    67
     Required Minimum Distributions.......................................    69
     Tax Treatment of Death Benefits......................................    69
     Tax Treatment of Optional Living Benefits............................    70
     Contracts Owned by a Trust or Corporation............................    70
     Gifts, Pledges and/or Assignments of a Contract......................    70
     Diversification and Investor Control.................................    70
OTHER INFORMATION.........................................................    71
     The Distributor......................................................    71
     The Company..........................................................    71
     The Separate Account.................................................    72
     The General Account..................................................    72
     Financial Statements.................................................    73
     Administration.......................................................    73
     Legal Proceedings....................................................    74
     Registration Statements..............................................    74
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..................    74
APPENDIX A - CONDENSED FINANCIAL INFORMATION..............................   A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION................   B-1
APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY...............   C-1
APPENDIX D - IMPORTANT INFORMATION REGARDING THE GUARANTEE FOR CONTRACTS
  ISSUED PRIOR TO JANUARY 1, 2007.........................................   D-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FEEDER FUNDS - American Funds Global Growth SAST, American Funds Growth SAST, and American Funds Growth-Income SAST Variable Portfolios. Each Feeder Fund invests exclusively in shares of a corresponding Master Fund.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds. Each Managed Allocation Portfolio is structured as a Fund-of-Funds, investing its assets in a combination of Variable Portfolios.

GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - Your 95(th) birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Seasons Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.


PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.



QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



SEASONS REWARDS PROGRAM - A program that provides a Payment Enhancement in exchange for a surrender charge that declines over 9 years.



SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.



TRUSTS - Collectively refers to the Fidelity(R) Variable Insurance Products Trust, Seasons Series Trust, SunAmerica Series Trust and T. Rowe Price Equity Series, Inc.


UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - Refers to the Premier Portfolios, Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios, which are subaccounts of the Separate Account, invest in the Underlying Funds of the Seasons Series Trust, SunAmerica Series Trust, Fidelity(R) Variable Insurance Products (which includes the Fidelity(R) Variable Insurance Products Trust I, Fidelity(R) Variable Insurance Products Trust II and Fidelity(R) Variable Insurance Products Trust IV) and T. Rowe Price Equity Series, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Seasons Select(II) Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

This contract may provide you with Payment Enhancements that are invested in your contract as earnings.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request minus any applicable Payment Enhancement, if you elected Seasons Rewards. The contract value refunded may be more or less than your original Purchase Payments. However, you receive any gain and we bear any loss on any applicable Payment Enhancement. If your contract was issued as an IRA or if required by certain states, we will return the greater of your original Purchase Payment(s) or the contract value minus any applicable Payment Enhancements. We will return your original Purchase Payments if required by law. PLEASE SEE PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY AND FREE LOOK IN THE PROSPECTUS.


EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of 0.25%. If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. Your contract provides for a free withdrawal amount each year. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years or nine complete years if you elected the Seasons Rewards Program, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE FEE TABLE, PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY, FREE WITHDRAWAL PROVISIONS AND EXPENSES IN THE PROSPECTUS.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.



OPTIONAL LIVING BENEFITS: You may have elected one of the optional living benefits that were available under your contract for an additional fee. These living benefits were designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

DEATH BENEFIT: A standard death benefit is available and in addition, enhanced additional optional death benefits are available for an additional fee. These benefits are designed to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE SEASONS REWARDS PROGRAM. ELECTING THE SEASONS REWARDS PROGRAM DOES NOT RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. HOWEVER, A CONTRACT WITHOUT THE SEASONS REWARDS PROGRAM HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES


MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE
OF EACH PURCHASE PAYMENT)(2)................  9%



TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.


CONTRACT MAINTENANCE FEE(3)..........   $35 per year



SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)


Separate Account Fee(4)...................   1.40%
Optional Combination HV & Roll-Up Death
  Benefit Fee.............................   0.65%
Optional Enhanced Death Benefit Fee.......   0.15%
Optional EstatePlus Fee(5)................   0.25%
MAXIMUM SEPARATE ACCOUNT ANNUAL
  EXPENSES(6).............................   2.05%




ADDITIONAL OPTIONAL FEATURE FEES



OPTIONAL MARKETLOCK INCOME PLUS FEE


(calculated as a percentage of the Income Base)(7)



NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           1.10%
For Two Covered Persons...........................           1.35%




OPTIONAL MARKETLOCK FOR LIFE PLUS FEE



(calculated as a percentage of the Income Base)(7)



NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.95%
For Two Covered Persons...........................           1.25%



OPTIONAL MARKETLOCK FOR LIFE FEE
(calculated as a percentage of the Income Base)(8)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.70%
For Two Covered Persons...........................           0.95%






OPTIONAL MARKETLOCK FEE
(calculated as a percentage of the MAV Benefit Base)(9)

                                                       ANNUALIZED FEE
                                                    --------------------
All years in which the feature is in effect.......          0.65%





OPTIONAL MARKETLOCK FOR TWO FEE

(calculated as a percentage of the MAV Benefit Base)(9)

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT             ANNUALIZED FEE
-------------------------------------------          --------------------
Prior to Any Withdrawal...........................           0.40%
After the First Withdrawal........................           0.80%



OPTIONAL SEASONS INCOME REWARDS FEE


(calculated as a percentage of the Withdrawal Benefit Base)(10)



CONTRACT YEAR                                           ANNUALIZED FEE
-------------                                        --------------------
0-7...............................................           0.65%
8-10..............................................           0.45%
11+...............................................            none




OPTIONAL SEASONS PROMISE FEE


(calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date)(11)



CONTRACT YEAR                                           ANNUALIZED FEE
-------------                                        --------------------
0-7...............................................           0.50%
8-10..............................................           0.25%
11+...............................................            none




OPTIONAL INCOME PROTECTOR FEE



(calculated as a percentage of your Income Benefit
  Base)(12).......................................           0.10%




UNDERLYING FUND EXPENSES
(AS OF MARCH 31, 2010)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND AND FUND-OF-FUNDS EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS, THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.



TOTAL ANNUAL UNDERLYING FUND
EXPENSES(13)                        MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
Trust assets, including
management fees, 12b-1 fees, if
applicable, and other expenses)..    0.69%     1.86%

FOOTNOTES TO THE FEE TABLE:

 (1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.


 (2) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 or 9 years depending on whether you elected Seasons Rewards, as follows:



YEARS SINCE RECEIPT:..........................................   1    2    3    4    5    6    7    8    9   10+
Without Seasons Rewards.......................................   7%   6%   6%   5%   4%   3%   2%   0%   0%  0%
With Seasons Rewards..........................................   9%   8%   7%   6%   6%   5%   4%   3%   2%   0%



   Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL PROVISION BELOW.

 (3) The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more. PLEASE SEE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.


 (4) If you do not elect any optional features, your total separate account annual expenses would be 1.40%. If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.





 (5) EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefit is also elected. This feature is not available on contracts issued in Washington.



 (6) The Combination HV & Roll-Up death benefit is not available on contracts issued in Washington. You cannot elect the Combination HV & Roll-Up death benefit if you elect the Maximum Anniversary Value, Purchase Payment Accumulation and EstatePlus death benefits and/or a living benefit. Therefore, the Maximum Separate Account Annual Expenses of 2.05% reflects election of the Combination HV & Roll-Up death benefit only.



 (7) MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal benefits. The annual fee is assessed against the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. For contracts issued between May 1, 2008 and April 30, 2009, the fee for MARKETLOCK INCOME PLUS is as follows: 0.95% for one covered person and 1.20% for two covered persons. For contracts issued prior to May 1, 2009, the fee for MARKETLOCK FOR LIFE PLUS +6% OPTION is as follows: 0.65% for one covered person and 0.90% for two covered persons and the fee for MARKETLOCK FOR LIFE PLUS +7% OPTION is as follows: 0.75% for one covered person and 1.00% for two covered persons.



 (8) MarketLock For Life is an optional guaranteed minimum withdrawal benefit. The annual fee is assessed against the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.



 (9) MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits. The annual fee is assessed against the MAV Benefit Base which determines the basis of the guaranteed benefit. The applicable annualized fee is deducted from your contract value at the end of the first quarter following the election and quarterly thereafter. For a complete description of how the MAV Benefit Base is calculated, please see OPTIONAL LIVING BENEFITS below.





(10) Seasons Income Rewards is an optional guaranteed minimum withdrawal benefit. The annual fee is assessed against the Withdrawal Benefit Base which determines the basis for the guaranteed benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.



(11) Seasons Promise is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below. For contracts issued between February 10, 2003 and April 30, 2004, the fee is as follows: 0.45% for Years 0-7, 0.15% for Years 8-10, no fee for Years 11+. For contracts issued between September 30, 2002 and February 7, 2003, the fee is as follows: 0.35% for Years 0-7, 0.10% for Years 8-10, no fee for Years 11+.



(12) Income Protector is an optional guaranteed minimum income benefit. The fee is deducted annually from your contract value. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.



(13) The maximum expense is for an Underlying Fund of Seasons Series Trust, as of its fiscal year ended March 31, 2010. The minimum expense is for an Underlying Fund of Fidelity(R) Variable Insurance Products Trust, as of its fiscal year ended December 31, 2009.

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--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming separate account annual expenses of 1.80%, (including election of Seasons Rewards, the optional Maximum Anniversary Value death benefit and EstatePlus), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.86%.)


(1)  If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,406     $2,217     $3,126     $5,045




(2) If you do not surrender or annuitize your contract at the end of the applicable time period:(5)



1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $506      $1,517     $2,526     $5,045





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.69%.)




(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,117     $1,370     $1,749     $2,472



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $217       $670      $1,149     $2,472



EXPLANATION OF FEE TABLE AND EXPENSE EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the MarketLock Income Plus fee, equals contract value and that no withdrawals are taken during the stated period.

     In addition, depending on the state in which your contract was issued, your expenses may be lower.


4. Expense Examples with election of the Seasons Rewards program reflect the Seasons Rewards withdrawal charge schedule, but do not reflect any upfront Payment Enhancement.



5. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.



6. The Maximum Expense Examples reflect the highest possible combination of charges. The Maximum Expense Examples do not reflect election of the Combination HV & Roll-Up Death Benefit which would result in 2.05% maximum separate account expenses because this death benefit cannot be elected with any optional living benefit.


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

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                     THE SEASONS SELECT(II) VARIABLE ANNUITY
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When you purchase a variable annuity, a contract exists between you and the
Company. You are the Owner of the contract. The contract provides several main benefits:

     - Optional Living Benefit: If you elect one of the optional living benefits, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance.

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract and build retirement savings. The Income Phase begins when you annuitize your contract and start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

This variable annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

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                         PURCHASING A SEASONS SELECT(II)
                                VARIABLE ANNUITY
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An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

-------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
-------------------------------------------------------------------
      Qualified                $2,000                  $500
-------------------------------------------------------------------
    Non-Qualified              $5,000                  $500
-------------------------------------------------------------------




Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.

ASSIGNMENT OF THE CONTRACT

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

SunAmerica Annuity
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

SunAmerica Annuity
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.


SEASONS REWARDS PROGRAM


If you were age 80 or younger at the time your contract was issued you may have elected to participate in this program at contract issue. We contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elected to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. PLEASE SEE EXPENSES BELOW. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards program may not perform as well as the contract without the program.

Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Seasons Rewards program. However, you may use other Fixed Account options, if available, for dollar cost averaging. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW.

SEASONS REWARDS ENHANCEMENT LEVELS

Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.

UPFRONT PAYMENT ENHANCEMENT

An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement Rate. We periodically review and establish the upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement Rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.

DEFERRED PAYMENT ENHANCEMENT

A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement Rate. We periodically review and establish the deferred Payment Enhancement Rates and deferred Payment Enhancement dates. The deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement Rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

We will not allocate any applicable deferred Payment Enhancement, if any, to your contract if the following circumstances occur prior to the deferred Payment Enhancement date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

90 DAY WINDOW

As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Variable Portfolio, for a deferred Look Back Adjustment.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:

-------------------------------------------------------------------
                          UPFRONT PAYMENT        DEFERRED PAYMENT
  ENHANCEMENT LEVEL       ENHANCEMENT RATE       ENHANCEMENT RATE
-------------------------------------------------------------------
 Under $500,000                  4%                     0%
-------------------------------------------------------------------
 $500,000 - more                 5%                     0%
-------------------------------------------------------------------


We are currently not offering a Deferred Payment Enhancement Rate.

We reserve the right to modify, suspend or terminate the Seasons Rewards program at any time for prospectively issued contracts and for subsequent Purchase Payments.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.



We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, if applicable, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.



     EXAMPLE (CONTRACTS WITHOUT SEASONS REWARDS):



     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.





     EXAMPLE (CONTRACTS WITH SEASONS REWARDS):



     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. If the Payment Enhancement is 2% of your Purchase Payment, we would add a Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for Variable Portfolio A.



Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values.

These factors cause the value of your contract to go up and down.




FREE LOOK

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Free Look Payment Enhancement Deduction, if applicable. The Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Free Look Payment Enhancement, if applicable.

With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Seasons Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the yield of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative yields, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.


     FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES



     The following Variable Portfolios are part of the Fidelity Variable Insurance Products: Fidelity VIP Equity-Income, Fidelity VIP Contrafund(R), Fidelity VIP Mid Cap, Fidelity VIP Overseas and Fidelity VIP Investment Grade Bond. Fidelity Management and Research Company is the investment adviser for these funds.



     SEASONS SERIES TRUST -- CLASS 3 SHARES



     The Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and Seasons Strategies listed below are part of Seasons Series Trust. SAAMCo manages this Trust and engages subadvisers to provide investment advice for certain of the Underlying Funds.



     Special note should be taken of the similarities and differences between the Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. The Managed Allocation Portfolios are Fund-of-Funds; a professional manager actively manages the Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are not Fund-of-Funds and are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read the descriptions of each alternative carefully for more details.


     If you purchased your contract prior to November 17, 2003, Class 2 Shares of certain Underlying Funds of Seasons Series Trust were offered in your contract. PLEASE SEE APPENDIX A BELOW FOR DETAILS.

     SUNAMERICA SERIES TRUST -- CLASS 3 SHARES

     The following Variable Portfolios are part of SunAmerica Series Trust:
     American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST. These Underlying Funds have a Master-Feeder structure. Capital Research and Management Company is the investment adviser of the Master Funds in which the Feeder Funds invest. SAAMCo manages the Feeder Funds.

     Unlike other Underlying Funds, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of American Funds Insurance Series ("AFIS"), which invests directly in individual securities.

     Under the Master-Feeder structure, you pay the fees and expenses of both the Feeder Fund and the Master Fund. As a result, you will pay higher fees and expenses under a Master-Feeder structure than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.

     Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors ("Board") of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so. If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment adviser to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION for more discussion of the Master-Feeder structure.

     T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES

     The following Variable Portfolios are part of the T. Rowe Price Equity Series, Inc. Trust: T. Rowe Price Blue Chip Growth II and T. Rowe Price Equity

     Income II. T. Rowe Price Associates, Inc. is the investment adviser for this Trust.


YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.




INVESTMENT OPTIONS

Each Variable Portfolio and its respective managers are:


PREMIER PORTFOLIOS                   MANAGED BY:

AMERICAN FUNDS GLOBAL GROWTH SAST    Capital Research and Management Company

AMERICAN FUNDS GROWTH SAST           Capital Research and Management Company

AMERICAN FUNDS GROWTH-INCOME SAST    Capital Research and Management Company

FIDELITY VIP CONTRAFUND(R)           Fidelity Management and Research Company

FIDELITY VIP EQUITY-INCOME           Fidelity Management and Research Company

FIDELITY VIP INVESTMENT GRADE BOND   Fidelity Management and Research Company

FIDELITY VIP MID CAP                 Fidelity Management and Research Company

FIDELITY VIP OVERSEAS                Fidelity Management and Research Company

T. ROWE PRICE BLUE CHIP GROWTH II    T. Rowe Price Associates, Inc. ("T. Rowe Price")

T. ROWE PRICE EQUITY INCOME II       T. Rowe Price


SELECT PORTFOLIOS                    MULTI-MANAGED BY:

LARGE CAP GROWTH                     Goldman Sachs Asset Management, L.P., Janus Capital
                                     Management ("Janus"), LLC, SunAmerica Asset Management Corp.
                                     ("SAAMCo")

LARGE CAP COMPOSITE                  T. Rowe Price, SAAMCo

LARGE CAP VALUE                      T. Rowe Price, Wellington Management Company, LLP
                                     ("Wellington"), SAAMCo

MID CAP GROWTH                       T. Rowe Price, Wellington, SAAMCo

MID CAP VALUE                        Goldman Sachs Asset Management, L.P., Lord, Abbett & Co.,
                                     LLC ("Lord Abbett"), SAAMCo

SMALL CAP                            ClearBridge Advisors, LLC, SAAMCo

INTERNATIONAL EQUITY                 Janus, Lord Abbett, PineBridge Investments LLC
                                     ("PineBridge")

DIVERSIFIED FIXED INCOME             SAAMCo, Wellington, PineBridge

REAL RETURN                          Wellington

CASH MANAGEMENT                      BofA Advisors, LLC


FOCUSED PORTFOLIOS                   MULTI-MANAGED BY:

FOCUS GROWTH                         SAAMCo, Janus, Marsico Capital Management, LLC

FOCUS GROWTH AND INCOME              SAAMCo, Marsico Capital Management, LLC, Thornburg
                                     Investment Management, Inc.

FOCUS VALUE                          J.P. Morgan Investment Management, Inc., Northern Trust
                                     Investments, N.A.,
                                     Third Avenue Management LLC

FOCUS TECHNET                        SAAMCo, BAMCO, Inc., RCM Capital Management, LLC


MANAGED ALLOCATION PORTFOLIOS
MANAGED BY: Ibbotson Associates Advisors, LLC

ALLOCATION GROWTH

ALLOCATION MODERATE GROWTH

ALLOCATION MODERATE

ALLOCATION BALANCED


SEASONS STRATEGIES
MULTI-MANAGED BY: SAAMCo, Janus, Lord Abbett, Putnam Investment Management, LLC ("Putnam"), T.
  Rowe Price,
  PineBridge and Wellington

GROWTH STRATEGY                      (which invests in Stock Portfolio, Asset Allocation:
                                     Diversified Growth Portfolio and Multi-Managed Growth
                                     Portfolio)

MODERATE GROWTH STRATEGY             (which invests in Stock Portfolio, Asset Allocation:
                                     Diversified Growth Portfolio and Multi-Managed Moderate
                                     Growth Portfolio)

BALANCED GROWTH STRATEGY             (which invests in Stock Portfolio, Asset Allocation:
                                     Diversified Growth Portfolio and Multi-Managed Income/Equity
                                     Portfolio)

CONSERVATIVE GROWTH STRATEGY         (which invests in Stock Portfolio, Asset Allocation:
                                     Diversified Growth Portfolio and Multi-Managed Income
                                     Portfolio)

PREMIER PORTFOLIOS

The Premier Portfolios reflect the investment expertise of a single investment manager and offer a broad range of investment categories.

SELECT PORTFOLIOS

The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an Underlying Fund of the Seasons Series Trust. Except for the Cash Management Variable Portfolio, each Select Portfolio is multi-managed by a team of three subadvisers. One component of each Select Portfolio invests in a passively managed component that tracks a particular target index or subset of an index. The other two components are actively managed with the exception of the Diversified Fixed Income and Strategic Fixed Income Portfolios which do not have a passively managed component but three components which are all actively managed. The passively managed component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio. Please see the Seasons Series Trust prospectus for additional information regarding the management of the Select Portfolios.

FOCUSED PORTFOLIOS

Each multi-managed Focused Portfolio offers you at least three different managers. Each manager advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than other Variable Portfolios, and may be subject to greater market risks.


MANAGED ALLOCATION PORTFOLIOS



Each Managed Allocation Portfolio has a different investment goal and is structured as a Fund-of-Funds, investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A Fund-of-Funds generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.



Each Managed Allocation Portfolio is managed by Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson creates a target allocation annually for each Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Managed Allocation Portfolio should invest in the Select and Focused Portfolios. Due to market movements, portfolio management decisions or cash flow consideration, Ibbotson may determine that a Managed Allocation Portfolio's investments in the Select and Focused Portfolios require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Select and Focused Portfolios for each Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.



This approach allows the Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.



Each Managed Allocation Portfolio can invest in as many as all of the Select and Focused Portfolios. The four Managed Allocation Portfolios' objectives and investment strategies are:



--------------------------------------------------------------------------------
 MANAGED
 ALLOCATION
 PORTFOLIOS         OBJECTIVE           INVESTMENT STRATEGY
--------------------------------------------------------------------------------
 Allocation Growth  Long-term capital   Invests primarily in equity-based
                    appreciation        portfolios. Designed to provide higher
                                        growth potential, while maintaining risk
                                        at a reasonable level.
--------------------------------------------------------------------------------
 Allocation         Long-term capital   Focuses on equity investing to help
 Moderate Growth    appreciation        maximize growth potential, but also
                                        invests a portion of its assets in the
                                        bond market for income.
--------------------------------------------------------------------------------
 Allocation         Long-term capital   Combines equity investing with increased
 Moderate           appreciation and    exposure to fixed income investing.
                    moderate current    Designed for investors who want growth,
                    income              but who are also seeking a moderate
                                        level of income.
--------------------------------------------------------------------------------
 Allocation         Long-term capital   Offers the greatest exposure to fixed
 Balanced           appreciation and    income. Designed for investors who need
                    income              greater balance of growth potential and
                                        current income.
--------------------------------------------------------------------------------




If you invest in a Managed Allocation Portfolio, you pay the expenses of the Managed Allocation Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Funds in which the Managed Allocation Portfolio invests. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure.


SEASONS STRATEGIES

Each Seasons Strategy has a different investment objective and is a Variable Portfolio of the Separate Account that invests in three Underlying Funds of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy.

The Seasons Strategies are designed utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed in the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy do not change for the life of the contract. Please see the Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.

SEASONS STRATEGY REBALANCING

Each quarter a rebalancing occurs among the Underlying Funds of the Season Strategies to realign each Seasons Strategy with its distinct percentage investment detailed below. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate the asset allocation mix for each Seasons Strategy and the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

Before the end of each quarter (or as close to such date as is administratively practicable), your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, as identified below, your investment will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.

                         GROWTH STRATEGY                                                MODERATE GROWTH STRATEGY

     GOAL:  Long-term growth of capital, allocating its assets           GOAL:  Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best suited       with a secondary objective of conservation of principal by
for those with longer periods to invest.                            allocating more of its assets to bonds than the Growth Strategy.
                                                                    This Seasons Strategy may be best suited for those nearing
                    Target Asset Allocation:                        retirement years but still earning income.
         Stocks 80%          Bonds 15%          Cash 5%
                                                                                        Target Asset Allocation:
                     [GROWTH STRATEGY CHART]                                 Stocks 70%          Bonds 25%          Cash 5%
Stock Portfolio (T Rowe Price) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%                            [MODERATE GROWTH CHART]
Multi-Managed Growth Portfolio - 50%                                Stock Portfolio (T Rowe Price) - 20%
  Fixed Income component (Wellington) - 10%                         Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
  Balanced component (Lord Abbett/SAAMCo) - 10%                     Multi-Managed Moderate Growth Portfolio - 55%
  Aggressive Growth component (SAAMCo) - 10%                          Fixed Income component (Wellington) - 19.8%
  Growth component (Janus) - 20%                                      Balanced component (Lord Abbett/SAAMCo) - 9.9%
                                                                      Aggressive Growth component (SAAMCo) - 9.9%
                                                                      Growth component (Janus) - 15.4%





                    BALANCED GROWTH STRATEGY                                          CONSERVATIVE GROWTH STRATEGY

     GOAL:  Focuses on conservation of principal by investing in         GOAL:  Capital preservation while maintaining some
a more balanced weighting of stocks and bonds, with a secondary     potential for growth over the long term. This Seasons Strategy
objective of seeking a high total return. This Seasons Strategy     may be best suited for those with lower investment risk
may be best suited for those approaching retirement and with        tolerance.
less tolerance for investment risk.
                                                                                        Target Asset Allocation:
                    Target Asset Allocation:                                 Stocks 42%          Bonds 53%          Cash 5%
         Stocks 55%          Bonds 40%          Cash 5%
                                                                                       [CONSERVATIVE GROWTH CHART]
                     [BALANCED GROWTH CHART]                        Stock Portfolio (T Rowe Price) - 15%
Stock Portfolio (T Rowe Price) - 20%                                Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Multi-Managed Income Portfolio - 60%
Multi-Managed Income/Equity Portfolio - 55%                           Fixed Income component (Wellington) - 45%
  Fixed Income component (Wellington) - 29.7%                         Balanced component (Lord Abbett/SAAMCo) - 10.2%
  Balanced component (Lord Abbett/SAAMCo) - 15.4%                     Growth component (Janus) - 4.8%
  Growth component (Janus) - 9.9%

STRATEGIC ALLOCATION PROGRAM



PROGRAM DESCRIPTION



The Strategic Allocation Program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Strategic Allocation Program allows you to choose from one of the four Strategic Allocations designed to assist in meeting your stated investment goals.



Each of the Strategic Allocations allocate 33% of your investment in a STRATEGIC MODEL and the remaining 67% in a MANAGED ALLOCATION PORTFOLIO to attempt to match a stated investment time horizon and risk tolerance (the "Primary Allocation"). Each Strategic Model is comprised of a combination of Variable Portfolios (the "Secondary Allocation"). Each Managed Allocation Portfolio is a Fund-of-Funds. The 33% of your investment allocated to the Strategic Model is considered "static" because the composition of the Strategic Model will not be changed by us and is not actively managed. However, the 67% of your investment allocated to the Managed Allocation Portfolio is considered "active" because each Managed Allocation Portfolio is an Underlying Fund that an investment adviser manages in order to maintain the investment objective of the Managed Allocation Portfolio. FOR MORE INFORMATION, PLEASE SEE MANAGED ALLOCATION PORTFOLIOS ABOVE.



ENROLLING AND INVESTING IN THE STRATEGIC ALLOCATION PROGRAM



You may enroll in the Strategic Allocation Program by selecting a Strategic Allocation on the contract application form. You and your financial representative should determine the Strategic Allocation most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a Strategic Allocation by sending a written request, calling our Annuity Service Center or logging onto our website.



You may also choose to invest gradually into a Strategic Allocation through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM BELOW.



You may only invest in one Strategic Allocation at a time and participation in the Strategic Allocation Program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in a Strategic Allocation. If you attempt to split your investment between one or more Strategic Allocations, your investment may no longer be consistent with the Strategic Allocations' intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Strategic Allocation, such an investment may no longer be consistent with the Strategic Allocation's intended objectives. You can transfer 100% of your investment from one Strategic Allocation to a different Strategic Allocation at any time.



WITHDRAWALS



You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the Variable Portfolios in the Strategic Allocation unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Strategic Allocation, your investment may no longer be consistent with the Strategic Allocation's intended objectives. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.



REBALANCING



You can elect to have your investment in the Strategic Allocations rebalanced quarterly, semi-annually or annually to maintain the target asset allocation among the Variable Portfolios of the Strategic Allocation you selected. If you make such an election to rebalance, both the Primary Allocation and the Secondary Allocation will be rebalanced to equal the 67%/33% split discussed above. The target allocations of the Underlying Funds of each Managed Allocation Portfolio are not rebalanced as part of the Strategic Allocation Program. PLEASE SEE MANAGED ALLOCATION PORTFOLIOS ABOVE. Over time, the Strategic Allocation may no longer align with its original investment objective due to the effects of Underlying Fund performance, changes in the Underlying Funds, and the ever-changing investment markets. Therefore, if you do not elect to have your investment in the Strategic Allocation rebalanced at least annually, then your investment may no longer be consistent with the Strategic Allocation's intended objectives. In addition, your investment needs may change.



If you elect certain optional living benefits, you will automatically be enrolled in the Automatic Asset Rebalancing Program and your contract will be rebalanced in accordance with the investment requirements of the living benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


IMPORTANT INFORMATION ABOUT THE STRATEGIC ALLOCATION PROGRAM

The Strategic Allocation Program is not intended as ongoing or personalized advice about investing in the Variable Portfolios. We do not provide investment advice regarding whether a Strategic Allocation should be selected or rebalanced or whether it remains appropriate for any individual to invest in accordance with any particular Strategic Allocation as your investment needs change.

The Strategic Allocation Program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Strategic Allocations may have been built. Also, allocation to a single asset class may outperform a Strategic Allocation, so that you could have better investment returns investing in a single asset class than in a Strategic

Allocation. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Strategic Allocation will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Strategic Allocations represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Strategic Allocations meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Strategic Allocations can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE STRATEGIC ALLOCATION PROGRAM AT ANY TIME.

STRATEGIC ALLOCATIONS


----------------------------------------------------------------------------------------
                                                                 STRATEGIC
                                       STRATEGIC    STRATEGIC    ALLOCATION   STRATEGIC
                                       ALLOCATION   ALLOCATION    MODERATE    ALLOCATION
         VARIABLE PORTFOLIOS            BALANCED     MODERATE      GROWTH       GROWTH
----------------------------------------------------------------------------------------
 Allocation Balanced                     67.00%        0.00%        0.00%        0.00%
----------------------------------------------------------------------------------------
 Allocation Growth                        0.00%        0.00%        0.00%       67.00%
----------------------------------------------------------------------------------------
 Allocation Moderate                      0.00%       67.00%        0.00%        0.00%
----------------------------------------------------------------------------------------
 Allocation Moderate Growth               0.00%        0.00%       67.00%        0.00%
----------------------------------------------------------------------------------------
 American Funds Global Growth SAST        1.98%        2.31%        2.64%        4.29%
----------------------------------------------------------------------------------------
 American Funds Growth SAST               0.66%        0.99%        1.32%        1.98%
----------------------------------------------------------------------------------------
 American Funds Growth-Income SAST        1.32%        1.65%        1.98%        2.64%
----------------------------------------------------------------------------------------
 Fidelity VIP Contrafund(R)               0.99%        1.32%        1.98%        2.64%
----------------------------------------------------------------------------------------
 Fidelity VIP Equity-Income               2.64%        2.97%        3.30%        3.30%
----------------------------------------------------------------------------------------
 Fidelity VIP Investment Grade Bond      15.51%       10.56%        6.93%        1.32%
----------------------------------------------------------------------------------------
 Fidelity VIP Mid Cap                     3.96%        5.61%        6.27%        7.26%
----------------------------------------------------------------------------------------
 Fidelity VIP Overseas                    1.98%        2.64%        3.30%        4.29%
----------------------------------------------------------------------------------------
 T. Rowe Price Blue Chip Growth II        0.99%        1.32%        1.32%        1.65%
----------------------------------------------------------------------------------------
 T. Rowe Price Equity Income II           2.97%        3.63%        3.96%        4.29%
----------------------------------------------------------------------------------------
                               TOTAL    100.00%      100.00%      100.00%      100.00%
----------------------------------------------------------------------------------------



The Strategic Allocations and their respective investment allocations amongst the Variable Portfolios listed above are current as of the date of this prospectus. The investments in each Strategic Allocation are reconfigured on the evaluation date. However, once you invest in a Strategic Allocation, your investments are considered "static" because the Variable Portfolios and the percentages of your contract value allocated to each Variable Portfolio within the Strategic Allocation will not be changed by us. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Strategic Allocation in line with your investment goals.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.


We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.


There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable

Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600, for the 12-month DCA Fixed Account ("1-Year DCA Fixed Account") is $1,200 and the 24-month DCA Fixed Account ("2-Year DCA Fixed Account") is $2,400. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file. The 2-Year DCA Fixed Account may not be available in your state. Please check with your financial representative for availability.


Purchase Payments may not be invested in DCA Fixed Accounts if you elect the Seasons Rewards program.


DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2009 and within the previous twelve months (from August 17, 2008 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2009 must be submitted by U.S. Mail (from August 17, 2009 through August 16,
2010).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer ("Default Rebalancing Instructions"). For example, your current contract value is allocated 80% in Variable Portfolio A and 20% in Variable Portfolio B. You request a transfer of 50% from Variable Portfolio A to Variable Portfolio C. Then your Default Rebalancing Instructions would be 40% in Variable Portfolio A, 20% in Variable Portfolio B and 40% in Variable Portfolio C. You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect an optional living benefit with investment requirements, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:


     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the stock Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing and you have not made any transfer, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase

Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.

If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals or the withdrawal charges applicable upon a full surrender of your contract. As a result, if you surrender your contract in the future, and withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule, that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, during the first contract year, your free withdrawal amount is the greatest of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, after the first contract year, your free withdrawal amount is the greatest of (1), (2) or (3) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1) your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you do not elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your free withdrawal amount.

During the first contract year, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

After the first contract year, your free withdrawal amount is the greater of (1) or (2) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1) your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge.

Amounts withdrawn free of a withdrawal charge under the 10% provision do not reduce the amount you invested for purposes of calculating the withdrawal charge and penalty-free earnings. As a result, if you surrender your contract in the future and withdrawal charges are still applicable, any previous free withdrawals under the 10% provision would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.



If you participate in the Seasons Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement. PLEASE SEE SEASONS REWARDS PROGRAM ABOVE.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:
    A=Your contract value at the time of your request for withdrawal ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)
    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 6% is the applicable percentage) [B x C=$6,000]
    D=Your full contract value ($84,000) available for total withdrawal

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.


NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders of contract value paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


None of the living benefits described below are available for election.


MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS

The MarketLock Income Plus living benefit may vary depending on when you purchased your contract, please see details below. The MarketLock For Life Plus living benefit may vary depending on the option you elected when you purchased your contract, please see details below.

MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal features, available for an additional fee. The features are designed to help you create a guaranteed income stream that may last as long as you live, or as long as you or your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature elected. These features may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may not need to rely on the feature as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

MarketLock Income Plus and MarketLock For Life Plus offer guaranteed lifetime income plus the opportunity to lock in the greater of investment gains or an annual Income Credit (previously referred to as "Bonus").

These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The features guarantee that only certain Purchase Payments received during the contract's first five years are included in the Income Base (previously referred to as "Benefit Base").

Please remember that all withdrawals, including withdrawals taken under these features, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under these features will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the Maximum Annual Withdrawal Amount, as defined below. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge.

In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals, as defined below, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.


These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.


You may have elected MarketLock Income Plus or any of the MarketLock For Life Plus options and you may have chosen to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under the features as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect one of these features, Covered Persons must have met the age requirement. The age requirement varies depending on the type of contract you purchased, when the contract was issued(1) and the number of Covered Persons. The tables below provide the age requirements for the features.


IF YOU ELECTED ONE COVERED PERSON(1):


------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                 AGE(2)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
   (based on the age of the older Owner)           45                    80
------------------------------------------------------------------------------------



IF YOU ELECTED TWO COVERED PERSONS(1):



----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                          MINIMUM          MAXIMUM          MINIMUM          MAXIMUM
                            AGE             AGE(2)            AGE             AGE(2)
----------------------------------------------------------------------------------------
    NON-QUALIFIED:
     Joint Owners            45               80               45               85
----------------------------------------------------------------------------------------
    NON-QUALIFIED:
    One Owner with
       Spousal               45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------
      QUALIFIED:
    One Owner with
       Spousal               45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------


(1) If you elected MarketLock For Life Plus +6% Option and you purchased your contract prior to November 19, 2007, references to age 45 above are replaced with age 50 and references to age 80 above are replaced with age 75. References to age 85 remain unchanged.

(2) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the feature. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How do MarketLock Income Plus and MarketLock For Life Plus work?


MarketLock Income Plus and MarketLock For Life Plus lock-in the greater of two values in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years if you elected MarketLock Income Plus, the first 5 years if you elected MarketLock For Life Plus on or after May 1, 2009 or the first 10 years if you elected MarketLock For Life Plus prior to May 1, 2009) following the Effective Date based on the greater of (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit, as defined below.


You may elect to extend the Income Base Evaluation Period and the Income Credit Period for additional periods. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.

Is there an additional guarantee if I delay taking withdrawals?

Yes, depending on which feature you elect and when you elected the feature, there is an additional guarantee if you delay taking withdrawals.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 and you do not take any withdrawals before the 12th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.


If you elected MarketLock Income Plus or MarketLock For Life Plus +7% prior to May 1, 2009 and you do not take any withdrawals before the 10th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% or your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.


What determines the maximum amount of withdrawals I can withdraw each year?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without reducing the Income Base and the Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below and varies depending on the feature you elected and when your contract was issued.


ONE COVERED PERSON -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER
5/1/09)


If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday                5% of Income Base
------------------------------------------------------------------------



TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)


If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR
       SURVIVING COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday              4.75% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 62nd birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 62nd birthday                5% of Income Base
------------------------------------------------------------------------



ONE COVERED PERSON -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)



If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:



------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th
                 birthday                        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
        On or after 76th birthday                6% of Income Base
------------------------------------------------------------------------




TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)



If the feature is elected to cover two lives, the following is applicable:



------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON AT            MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th
                 birthday                        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th
                 birthday                      4.75% of Income Base
------------------------------------------------------------------------
         On or after 76th birthday             5.75% of Income Base
------------------------------------------------------------------------



ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED BETWEEN 7/30/07 AND 4/30/08)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
       Prior to the 60th birthday                4% of Income Base
------------------------------------------------------------------------
  At least age 60 but prior to the 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
      On or after the 76th birthday              6% of Income Base
------------------------------------------------------------------------

ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED PRIOR TO 7/30/07)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
------------------------------------------------------------------------
       Prior to the 65th birthday                4% of Income Base
------------------------------------------------------------------------
  At least age 65 but prior to the 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
      On or after the 76th birthday              6% of Income Base
------------------------------------------------------------------------


As the original owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

Are there investment requirements if I elect MarketLock Income Plus or MarketLock For Life Plus?


Yes, as long as you have not elected to cancel the feature, you must comply with investment requirements by allocating your investments as outlined below. You may also use a DCA Fixed Account to comply with investment requirements by setting up your DCA target allocations in accordance with the investment requirements outlined below. The DCA Fixed Accounts are not available if you elect the Seasons Rewards Program.


MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09) AND MARKETLOCK FOR LIFE PLUS +7% OPTION


Allocate 100% of your investments to one of the following:



     - Cash Management Variable Portfolio



     - Managed Allocation Balanced Variable Portfolio



     - Managed Allocation Moderate Variable Portfolio



     - Managed Allocation Moderate Growth Variable Portfolio



     - Strategic Allocation Moderate Growth



     - Strategic Allocation Moderate



     - Strategic Allocation Balanced



     - 6-month or 12-month DCA Fixed Accounts, if available




MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09), MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09) AND MARKETLOCK FOR LIFE PLUS +6% OPTION (CONTRACTS ISSUED PRIOR TO 5/1/09)


     (1) Allocate 100% of your investments to one of the following:



          - Cash Management Variable Portfolio



          - Managed Allocation Balanced Variable Portfolio



          - Managed Allocation Moderate Variable Portfolio



          - Managed Allocation Moderate Growth Variable Portfolio



          - Strategic Allocation Moderate Growth



          - Strategic Allocation Moderate



          - Strategic Allocation Balanced



          - 6-month or 12-month DCA Fixed Accounts, if available

     (2) Allocate your investments in accordance with the requirements outlined in the table below:



------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT               AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. Non Restricted         Minimum 0%       PREMIER PORTFOLIOS
                          Maximum 100%        Fidelity VIP Investment Grade Bond
                                            SEASONS STRATEGIES
                                              Growth Strategy
                                              Moderate Growth Strategy
                                              Balanced Growth Strategy
                                              Conservative Growth Strategy
                                            SELECT PORTFOLIOS
                                              Diversified Fixed Income Portfolio
                                              Real Return Portfolio
                                              Cash Management Portfolio
                                            MANAGED ALLOCATION PORTFOLIOS
                                              Allocation Moderate Growth Portfolio
                                              Allocation Moderate Portfolio
                                              Allocation Balanced Portfolio

                                            DCA FIXED ACCOUNTS
                                              6-Month DCA
                                              12-Month DCA

                                            FIXED ACCOUNTS
                                              1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. Equity Maximum         Minimum 0%       PREMIER PORTFOLIOS
                           Maximum 15%        American Funds Growth SAST
                                              American Funds Global Growth SAST
                                              American Funds Growth-Income SAST
                                              Fidelity VIP Overseas
                                              Fidelity VIP Contrafund(R)
                                              Fidelity VIP Mid Cap
                                              Fidelity VIP Equity-Income
                                              T. Rowe Price Blue Chip Growth II
                                              T. Rowe Price Equity Income II
                                            SELECT PORTFOLIOS
                                              Large Cap Growth Portfolio
                                              Large Cap Composite Portfolio
                                              Large Cap Value Portfolio
                                              Mid Cap Growth Portfolio
                                              Mid Cap Value Portfolio
                                              Small Cap Portfolio
                                              International Equity Portfolio
                                            FOCUSED PORTFOLIOS
                                              Focus Growth Portfolio
                                              Focus Growth and Income Portfolio
                                              Focus Value Portfolio
                                              Focus TechNet Portfolio
------------------------------------------------------------------------------------
 C. Fully                 No Investment     MANAGED ALLOCATION PORTFOLIOS
    Restricted               Allowed          Allocation Growth Portfolio
------------------------------------------------------------------------------------





If we offer additional allocations that comply with investment requirements in the future we will give you the opportunity to allocate your investments accordingly.

Your allocation instructions accompanying any Purchase Payment as well as target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your subsequent Purchase Payment(s) to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios resulting from your transfer and/or 1-year Fixed Account, if available ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations promptly.

How are the components for MarketLock Income Plus and MarketLock For Life Plus calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable; however, Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable are included in the calculation of

Anniversary Values, as defined below. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.


SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus the Income Credit during the Income Credit Period. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later if you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 (10 years later if you elected MarketLock For Life Plus prior to May 1, 2009). Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.


THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. The Income Base is increased by each subsequent Eligible Purchase Payment, less proportionate adjustments for Excess Withdrawals, as defined below. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE IN INCREASED?" and "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. The Income Credit Base is increased by each subsequent Eligible Purchase Payment less proportionate adjustments for Excess Withdrawals, as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" below.

SIXTH, WE DETERMINE THE INCOME CREDIT which varies by feature as outlined in the table below and is an amount equal to a percentage ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary. If you elected MarketLock Income Plus and you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. If you elected MarketLock For Life Plus, the Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year.

------------------------------------------------------------------------
       FEATURE                     INCOME CREDIT PERCENTAGE
------------------------------------------------------------------------
  MarketLock Income      6% (reduced for withdrawals up to the Maximum
    Plus (contracts                Annual Withdrawal Amount)
  issued on or after
        5/1/09)
------------------------------------------------------------------------
  MarketLock Income      7% (reduced for withdrawals up to the Maximum
         Plus                      Annual Withdrawal Amount)
   (contracts issued
  between 5/1/08 and
       4/30/09)
------------------------------------------------------------------------
    MarketLock For          6% (0% in years withdrawals are taken)
       Life Plus
   (contracts issued
      on or after
        5/1/09)
------------------------------------------------------------------------
    MarketLock For          7% (0% in years withdrawals are taken)
     Life Plus +7%
        Option
------------------------------------------------------------------------
    MarketLock For          6% (0% in years withdrawals are taken)
    Life +6% Option
------------------------------------------------------------------------


SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base, increased by the Income Credit, if any; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

     (a) the Income Base calculated based on the maximum Anniversary Value; and

     (b) the current Income Base plus the Income Credit.

If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.

INCREASES TO YOUR INCOME BASE AND INCOME CREDIT BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AND INCOME CREDIT BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.


The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the contract value is reduced by the Excess Withdrawal. The Income Base and Income Credit Base are not used in the calculation of the contract value or any other benefits under the contract.



The Income Base and Income Credit Base are adjusted each time an Excess Withdrawal is taken. Other than adjustments made for Excess Withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.


If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Income Base can also be increased to at least the Minimum Income Base on the 12th Benefit Year anniversary PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 12th Benefit Year anniversary is the greater of (a) and (b), where:

     (a) is the current Income Base, or if the First and Subsequent Extensions were elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the Minimum Income Base.

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% Option prior to May 1, 2009, the Income Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:

     (a) is the current Income Base, or if extension was elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the current Income Base plus the Income Credit, if applicable; and

     (c) is the Minimum Income Base.

On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and for MarketLock Income Plus only, if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:

     (a) is the Income Base calculated based on the maximum Anniversary Value;
         and

     (b) is the current Income Credit Base; and

     (c) is the Minimum Income Base.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE
In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE
Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?" below. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.

What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary (10th Benefit Year anniversary if you elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009), your Income Base, and if applicable, the Income Credit Base, is not eligible to be increased to the Minimum Income Base.

You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base, if applicable. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you have elected MarketLock For Life Plus and you plan to take withdrawals in any year during the Income Credit Period, an Income Credit will not be added to your Income Base on that contract anniversary.

The impact of withdrawals and the effect on certain components of MarketLock Income Plus and MarketLock For Life Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal. Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit available in subsequent Benefit Years during the Income Credit Period.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount.

What are the fees for MarketLock Income Plus and MarketLock For Life Plus?

The fee for each feature depends on whether you elect to cover one life or two lives and when you purchased your contract, as follows:

----------------------------------------------------------------------------------------------
                                                          NUMBER OF
                                                           COVERED             ANNUALIZED
                      FEATURE                              PERSONS                 FEE
----------------------------------------------------------------------------------------------
 MarketLock Income Plus (contracts issued on or              One                  1.10%
  after 5/1/09)                                              Two                  1.35%
----------------------------------------------------------------------------------------------
 MarketLock Income Plus (contracts issued between            One                  0.95%
  5/1/08 and 4/30/09)                                        Two                  1.20%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus (contracts issued on or            One                  0.95%
  after 5/1/09)                                              Two                  1.25%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus 7%                                 One                  0.75%
  Option                                                     Two                  1.00%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus 6%                                 One                  0.65%
  Option                                                     Two                  0.90%
----------------------------------------------------------------------------------------------


The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect a feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under the feature.


An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.

Can I extend the Income Base Evaluation Period and Income Credit Period?

MARKETLOCK INCOME PLUS
Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods (one additional 5 year period if you elected MarketLock Income Plus on or after May 1, 2009), as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension and Second Extension").

After election of the First Extension and Second Extension, if applicable, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If your contract was issued on or after May 1, 2009 and you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91(st) birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above will not increase by more than 0.25% at the time of First Extension.


If you do not elect the First Extension and the Second Extension, if applicable, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary (10th Benefit Year anniversary if elected on or before May 1, 2009), your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.


MARKETLOCK FOR LIFE PLUS
Depending on when your contract was issued, you may be able to extend the initial Income Base Evaluation Period and the initial Income Credit Period.

IF YOUR CONTRACT WAS ISSUED BETWEEN MAY 1, 2008 AND APRIL 30, 2009, there is an option to extend only the Income Base Evaluation Period as long as the feature is in effect and the age of the Covered Person or younger of two Covered Persons is age 85 or younger at the time of extension. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation Period which is a period of 5 years. However, you may not elect to extend the Income Credit period beyond the initial 10 years.

Prior to the end of the initial Income Base Evaluation Period and prior to the end of each evaluation period you elect to extend, we will notify you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature.

If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last

Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.

IF YOUR CONTRACT WAS ISSUED ON OR AFTER MAY 1, 2009, you may elect to extend both the Income Base Evaluation Period and Income Credit Period for an additional 5 year period after the end of the initial Income Base Evaluation Period and initial Income Credit Period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period, and prior to the end of each Income Base Evaluation Period you elect to extend thereafter, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each evaluation period. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current evaluation period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are not available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

PLEASE SEE ADDITIONAL INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION REGARDING THESE LIVING BENEFITS.

MARKETLOCK FOR LIFE

When and how may I elect MarketLock For Life?


You may have elected MarketLock For Life at the time of contract issue (the "Effective Date"). You cannot elect this feature if you elected any other optional living benefit. You may have elected to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you could have elected the feature and who could have qualified as a Covered Person. If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchased and the number of Covered Persons.



IF YOU ELECTED ONE COVERED PERSON:


------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                               MINIMUM AGE         MAXIMUM AGE(1)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
  (based on the age of the older Owner)            45                    80
------------------------------------------------------------------------------------



IF YOU ELECTED TWO COVERED PERSONS:


----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE     MAXIMUM AGE(1)    MINIMUM AGE     MAXIMUM AGE(1)
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners             45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------


(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Covered Person. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How does MarketLock For Life work?

MarketLock For Life locks in the highest contract anniversary value in determining the Income Base. The

Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years) following the Effective Date.

You may elect to extend the Income Base Evaluation Period for additional periods. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

ONE COVERED PERSON

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
           AGE OF THE COVERED PERSON AT                  WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday        5% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday                6% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR SURVIVING       MAXIMUM ANNUAL
                 COVERED PERSON AT                       WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday      4.75% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday              5.75% of Income Base
------------------------------------------------------------------------


As the original owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE?" BELOW.



Are there investment requirements if I elect MarketLock For Life?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below.

INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in accordance with the requirements outlined in either (1) or (2).

     (1) Allocate 100% of your investments to one of the following:

          - Cash Management Variable Portfolio

          - Managed Allocation Balanced Variable Portfolio

          - Managed Allocation Moderate Variable Portfolio

          - Managed Allocation Moderate Growth Variable Portfolio

          - Strategic Allocation Moderate Growth

          - Strategic Allocation Moderate

          - Strategic Allocation Balanced

          - 6-month, 1-Year or 2-Year DCA Fixed Accounts, if available

     (2) Allocate your investments in accordance with the requirements outlined in the table below:


------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. Non Restricted         Minimum 0%       PREMIER PORTFOLIOS
                          Maximum 100%        Fidelity VIP Investment Grade Bond
                                            SEASONS STRATEGIES
                                              Growth Strategy
                                              Moderate Growth Strategy
                                              Balanced Growth Strategy
                                              Conservative Growth Strategy
                                            SELECT PORTFOLIOS
                                              Diversified Fixed Income Portfolio
                                              Real Return Portfolio
                                              Cash Management Portfolio
                                            MANAGED ALLOCATION PORTFOLIOS
                                              Allocation Moderate Growth Portfolio
                                              Allocation Moderate Portfolio
                                              Allocation Balanced Portfolio

                                            DCA FIXED ACCOUNTS
                                              6-Month DCA
                                              1-Year DCA
                                              2-Year DCA

                                            FIXED ACCOUNTS
                                              1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. Equity Maximum         Minimum 0%       PREMIER PORTFOLIOS
                           Maximum 15%        American Funds Growth SAST
                                              American Funds Global Growth SAST
                                              American Funds Growth-Income SAST
                                              Fidelity VIP Overseas
                                              Fidelity VIP Contrafund(R)
                                              Fidelity VIP Mid Cap
                                              Fidelity VIP Equity-Income
                                              T. Rowe Price Blue Chip Growth II
                                              T. Rowe Price Equity Income II
                                            SELECT PORTFOLIOS
                                              Large Cap Growth Portfolio
                                              Large Cap Composite Portfolio
                                              Large Cap Value Portfolio
                                              Mid Cap Growth Portfolio
                                              Mid Cap Value Portfolio
                                              Small Cap Portfolio
                                              International Equity Portfolio
                                            FOCUSED PORTFOLIOS
                                              Focus Growth Portfolio
                                              Focus Growth and Income Portfolio
                                              Focus Value Portfolio
                                              Focus TechNet Portfolio
------------------------------------------------------------------------------------
 C. Fully                 No Investment     MANAGED ALLOCATION PORTFOLIOS
    Restricted               Allowed          Allocation Growth Portfolio
------------------------------------------------------------------------------------





Your allocation instructions accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature.

We will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any transfer you initiate, or any withdrawal you initiate. Because automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs, if you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-year Fixed Account, if available, resulting from your transfer ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit market volatility. As a result, you may have better or worse investment returns by allocating your investments more aggressively. We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations.

How are the components for MarketLock for Life calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment

Enhancements, if applicable, and spousal continuation contributions, if applicable; however, Payment Enhancements, if applicable, and continuation contributions, if applicable are included in the calculation of Anniversary Value, as defined below. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the INCOME BASE EVALUATION PERIOD. The Income Base Evaluation Period is the period of time over which we will consider Anniversary Values. The Income Base Evaluation Period begins on the Effective Date and ends 5 years later. At the end of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. Each year following the Effective Date is a Benefit Year. Only on each Benefit Year anniversary do we determine if the Income Base should be increased based on cumulative Eligible Purchase Payments or the highest Anniversary Value. The calculation and components of this determination are detailed below.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

INCREASES TO YOUR INCOME BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

What is the fee for MarketLock For Life?

The fee for MarketLock For Life depends on whether you elect to cover one life or two lives. The fee is as follows:

--------------------------------------------------------
   ALL YEARS IN WHICH THE
    FEATURE IS IN EFFECT            ANNUALIZED FEE
--------------------------------------------------------
 For One Covered Person          0.70% of Income Base
--------------------------------------------------------
 For Two Covered Persons         0.95% of Income Base
--------------------------------------------------------


The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the prior fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life?

The Maximum Annual Withdrawal Amount and the Income Base may change over time as a result of the timing and amount of withdrawals.

Withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature.

The impact of withdrawals and the effect on each component of MarketLock For Life are further explained below:

     INCOME BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals.

     For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE CALCULATED?").

If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

All withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may impact other provisions of your contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

Can I extend the Income Base Evaluation Period beyond 5 years?

After the initial Income Base Evaluation Period, you may elect to extend the Income Base Evaluation Period for an additional 5 year period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of each Income Base Evaluation Period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each Income Base Evaluation Period. If you elect to extend the feature, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.


If you do not elect the First Extension, Subsequent Extensions are no longer available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. We also reserve the right to modify MarketLock For Life at the time of extension for existing contracts as indicated above.


PLEASE SEE ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION THESE LIVING BENEFITS.

ADDITIONAL INFORMATION ABOUT MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE

The following provides additional information applicable to these optional living benefits ("Living Benefit(s)").

What happens if the contract value is reduced to zero?

All withdrawals from the contract, including withdrawals under this feature, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of the Living Benefit over the lifetime of the Covered Person(s); however, the Income Base is no longer eligible to be increased.

However, if at any time an Excess Withdrawal reduces your contract value to zero, no further benefits will remain under the Living Benefit and your contract along with the Living Benefit will terminate. For MarketLock Income Plus and MarketLock For Life Plus, an Income Credit is not available if the contract value is reduced to zero, even if a Living Benefit remains payable.

If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero and eliminate any other benefits of the contract.


When the contract value equals zero but a benefit remains payable, to receive any remaining Living Benefit, you must select one of the following:


     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or


     2. Any option mutually agreeable between you and us.



If you do not select an option above, the remaining Living Benefit will be paid as the current Maximum Annual Withdrawal Amount based on the Maximum Annual Withdrawal Percentage applicable to the Living Benefit divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).


Any amounts that we may pay under the Living Benefit in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

What happens to my Living Benefit upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period, if applicable.

If you have elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 12 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DO NOT TAKE WITHDRAWALS FOR 12 YEARS?"

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

For all Living Benefits, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, upon the expiration of the applicable period. Please see "CAN I EXTEND THE INCOME

BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" above.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.

What happens to my Living Benefit upon the Latest Annuity Date?


If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following:


     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or


     3. Any option mutually agreeable between you and us.


If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can I elect to cancel my Living Benefit?

The Living Benefit may be cancelled by you on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the Living Benefit, you will no longer be charged a fee after the cancellation is effective and the guarantees under the Living Benefit are terminated. In addition, the investment requirements for Living Benefit will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and you may not re-elect or reinstate the Living Benefit after cancellation.

If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary following the death of the first Covered Person. Once the surviving Covered Person elects to cancel the feature, the fee will no longer be charged and the guarantees under the Living Benefit will be terminated. In addition, the investment requirements for the Living Benefit will no longer apply to the contract. The surviving Covered Person may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and may no longer re-elect or reinstate the Living Benefit after cancellation.

Are there circumstances under which my Living Benefit will automatically terminate?

The Living Benefit automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.


Under these circumstances, the fee for the Living Benefit based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for the remaining Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT FEATURE?" above.

WE ALSO RESERVE THE RIGHT TO MODIFY THE LIVING BENEFITS AT THE TIME OF EXTENSION FOR EXISTING CONTRACTS AS INDICATED ABOVE.

MARKETLOCK AND MARKETLOCK FOR TWO

MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits that guarantee an income stream based on Purchase Payments made during the first two contract years and only guarantee lifetime withdrawals in the manner described below. These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

MARKETLOCK
For contracts issued prior to May 1, 2006, MarketLock guarantees the Maximum Anniversary Value (MAV) can be taken during the first 10 years of the contract through a series of withdrawals. In addition, for contracts issued on or after May 1, 2006, if the owner begins withdrawals after age 65, the withdrawal amount is guaranteed to last for life.

MARKETLOCK SUMMARY TABLE:

-----------------------------------------------------------------------
                          MAXIMUM                           MAXIMUM
                           ANNUAL                            ANNUAL
                         WITHDRAWAL    INITIAL MINIMUM     WITHDRAWAL
                        PERCENTAGE*       WITHDRAWAL     PERCENTAGE IF
    TIME OF FIRST       PRIOR TO ANY   PERIOD PRIOR TO    EXTENSION IS
     WITHDRAWAL          EXTENSION      ANY EXTENSION       ELECTED
-----------------------------------------------------------------------
 Before 5th Benefit          5%            20 years            5%
  Year anniversary
-----------------------------------------------------------------------
 On or after 5th             7%          14.28 years           7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 10th           10%            10 years            7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 20th           10%            10 years           10%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after the             5%          Life of the           5%
  older contract                        older contract
  owner's 65th                              owner
  birthday**
-----------------------------------------------------------------------



* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of the RMD withdrawal that is based on amounts greater than this contract alone will be considered an Excess Withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" below.


** For contracts issued on or after May 1, 2006, lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal

   Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

MARKETLOCK FOR TWO SUMMARY TABLE:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
             AGE OF THE YOUNGER SPOUSE                   WITHDRAWAL
            AT TIME OF FIRST WITHDRAWAL                  PERCENTAGE*
------------------------------------------------------------------------
    At least age 55 but prior to 63rd birthday               4%
------------------------------------------------------------------------
    At least age 63 but prior to 76th birthday               5%
------------------------------------------------------------------------
             On or after 76th birthday                       6%
------------------------------------------------------------------------



* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of a RMD withdrawal that is based on amounts other than this contract will not be considered a RMD from this contract. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK AND MARKETLOCK FOR TWO?" below.


How are the components for MarketLock and MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable; however, Payment Enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Eligible Purchase Payments are limited to $1.5 million without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals (Excess Withdrawals for MarketLock For Two) of contract value are taken. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals (Excess Withdrawals for MarketLock For Two), the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year under the features and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage differs by feature as follows:

     MarketLock: The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal. Or, for contracts issued on or after May 1, 2006, the Maximum Annual Withdrawal Percentage is determined based on whether you are taking lifetime withdrawals.

     MarketLock For Two: The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal.

If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payment by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, for MarketLock only, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum

Withdrawal Periods will be reduced due to Excess Withdrawals.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes, the MAV Evaluation Period may be extended as long as the Benefit is still in effect and the older owner (younger spouse for MarketLock For Two) is age 85 or younger at the time extension is elected. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Please see "HOW ARE THE COMPONENTS OF MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee (and Maximum Annual Withdrawal Percentage for MarketLock), will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals, (Excess Withdrawals for MarketLock For Two). You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What are the fees for MarketLock and MarketLock For Two?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken assessed at the end of the quarter in which the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock and MarketLock For Two?

MARKETLOCK
The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.


In addition, for contracts issued on or after May 1, 2006, if you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. Lifetime withdrawals do not change unless the MAV Benefit Base increases due to additional Eligible Purchase Payments or if the MAV Benefit Base is stepped-up on a contract anniversary. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above, based on when you took your first withdrawal and adjusted for withdrawals already taken.


Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal, as described below. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE:  Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2) Excess Withdrawals reduce the MAV Benefit Base as follows:


        If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of:


        (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

        (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the table below.


------------------------------------------------------------------------
THE AMOUNT WITHDRAWN
  IN A BENEFIT YEAR           EFFECT ON MINIMUM WITHDRAWAL PERIOD
------------------------------------------------------------------------
                        New Minimum Withdrawal Period = the MAV Benefit
  Amounts up to the    Base (which includes a deduction for any previous
   Maximum Annual        withdrawals), divided by the current Maximum
  Withdrawal Amount                Annual Withdrawal Amount
------------------------------------------------------------------------
Amounts in excess of      New Minimum Withdrawal Period = the Minimum
  the Maximum Annual      Withdrawal Period as of the prior contract
   Withdrawal Amount              anniversary minus one year
------------------------------------------------------------------------



MARKETLOCK FOR TWO
Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime. The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?"). If you take an Excess Withdrawal, the Maximum

     Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

What happens if my contract value is reduced to zero?

MARKETLOCK
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, for contracts issued on or after May 1, 2006, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.


When the contract value equals zero, to receive any remaining Benefit, you must select one of the following:


     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) for contracts issued on or after May 1, 2006, if receiving lifetime withdrawals, the date of death of the older contract owner; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or


     3. Any option mutually agreeable between you and us.


MARKETLOCK FOR TWO
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if due to an Excess Withdrawal, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.


Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following:


     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or


     3. Any option mutually agreeable between you and us.



If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.


What happens to MarketLock and MarketLock For Two upon a spousal continuation?

MARKETLOCK

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, for contracts issued on or after May 1, 2006, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals, if eligible, because they are based on the older owner's life.


If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that
(1) the original owner did not previously extend the MAV Evaluation Period and
(2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Payment Enhancements and spousal continuation contributions are not considered to be Eligible Purchase Payments. However, Payment Enhancements and spousal continuation contributions are included in the Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.

MARKETLOCK FOR TWO
The components of the feature will not change as a result of a spousal continuation. A Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a Continuing Spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the Continuing Spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the Continuing Spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. Please see "CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?" above.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

For contracts issued on or after May 1, 2006, upon the death of the older contract owner, lifetime withdrawals will no longer be available.

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two.

What happens to MarketLock and MarketLock For Two upon the Latest Annuity Date?

Upon election of any of the options described below, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

MARKETLOCK

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:


     1. Annuitize the contract value under the contract's annuity provisions; or

     2. For contracts issued on or after May 1, 2006, if eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi- annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or


     4. Any option mutually agreeable between you and us.


MARKETLOCK FOR TWO

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:


     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or


     3. Any option mutually agreeable between you and us.


Can MarketLock and MarketLock For Two be cancelled?

MarketLock and MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once the feature is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect the feature after cancellation.

Are there circumstances under which MarketLock and MarketLock For Two will automatically terminate?

MARKETLOCK
MarketLock automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless, for contracts issued on or after May 1, 2006, conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

For contracts issued on or after May 1, 2006, lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO
MarketLock For Two automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess Withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?"*

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce; or

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "CAN MARKETLOCK AND MARKETLOCK FOR TWO BE CANCELLED?"


SEASONS INCOME REWARDS



Seasons Income Rewards is an optional guaranteed withdrawal benefit that guarantees an income stream based on all Purchase Payments made into your contract during the first 90 days after contract issue, with an opportunity for a Step-Up Amount, adjusted for withdrawals during that period (the "Benefit"). Seasons Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature does not guarantee lifetime income payments.


In order to determine the Benefit, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you chose.

Option 1 and 2 are available on contracts issued on and after May 3, 2004. In addition, Option 3 is available on contracts issued on or after May 2, 2005. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.



SEASONS INCOME REWARDS SUMMARY:


---------------------------------------------------------------------------------------------------------
                                                                                              MINIMUM
                                                                                             WITHDRAWAL
                                                                                            PERIOD* (IF
                                                                                              MAXIMUM
                                                                             MAXIMUM           ANNUAL
                                           BENEFIT                            ANNUAL         WITHDRAWAL
                          MAXIMUM        AVAILABILITY       STEP-UP         WITHDRAWAL      AMOUNT TAKEN
       OPTION           ELECTION AGE         DATE            AMOUNT       PERCENTAGE***      EACH YEAR)
---------------------------------------------------------------------------------------------------------
          1              Age 80 or         3 years          10%* of           10% of          11 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          2              Age 80 or         5 years          20%* of           10% of          12 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          3              Age 70 or         10 years         50%** of          10% of          15 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------


* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount. For contracts issued prior to June 14, 2005, the Maximum Election Age is 80 or younger on the contract issue date.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period.


How are the components for Seasons Income Rewards calculated?


FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable.

SECOND, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.


THIRD, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract value or annuitization value.



FOURTH, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.



FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.



FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.



What is the fee for Seasons Income Rewards?



The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.




The fee is as follows:

------------------------------------------------------------------------
                   CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                     0-7 years                              0.65%
------------------------------------------------------------------------
                    8-10 years                              0.45%
------------------------------------------------------------------------
                        11+                                 None
------------------------------------------------------------------------

What are the effects of withdrawals on Seasons Income Rewards?



Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:


     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3. Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or


     (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of:


          (a) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;


          (b) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the maximum annual withdrawal amount.


     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals. If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.


     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of:


     (a) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;


     (b) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the maximum annual withdrawal amount.


     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal

     Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.


What happens if my contract value is reduced to zero with Seasons Income
Rewards?


If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.


To receive your remaining Benefit, you may select one of the following:


     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or


     3. Any option mutually agreeable between you and us.



If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.



What happens to Seasons Income Rewards upon a spousal continuation?


A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments.


Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?



If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.



Can Seasons Income Rewards be cancelled?



Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.


Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

     6. For contracts issued from May 3, 2004 through October 3, 2004, withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.


What happens to Seasons Income Rewards upon the Latest Annuity Date?


If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option.

Withdrawals under this feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.


If you elect Seasons Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from your contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.


Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.


SEASONS PROMISE



Seasons Promise is an optional guaranteed minimum accumulation benefit. The feature provides a one-time adjustment ("Benefit") to your contract in the event that your contract value on the 10th contract anniversary

("Benefit Date") is less than the Purchase Payments made in the contract's first 90 days.

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements and spousal continuation contributions, if applicable, are not considered Purchase Payments and are not used in the calculation of the Benefit Base.

The annualized fee is calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date. The fee will be calculated and deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to the Benefit Date. Once the feature is terminated, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.


For contracts issued between May 3, 2004 and May 1, 2009, the fee is as follows:



------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-7                                 0.50%
------------------------------------------------------------------------
                  8-10                                 0.25%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------



For contracts issued between February 10, 2003 and April 30, 2004, the fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-7                                 0.45%
------------------------------------------------------------------------
                  8-10                                 0.15%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


For contracts issued between September 30, 2002 and February 7, 2003, the fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-7                                 0.35%
------------------------------------------------------------------------
                  8-10                                 0.10%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


If your spouse chooses to continue this contract upon your death, this feature cannot be terminated and the fee will continue to be charged. The Benefit Date will not change as a result of a spousal continuation.


Seasons Promise only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Seasons Promise will not protect those Purchase Payments.



Since Seasons Promise may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if you are approaching the Benefit Date and your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the first 10 full contract years.


We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

INCOME PROTECTOR

Income Protector is an optional minimum income benefit, available for an additional charge and provides a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect Income Protector, you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. Income Protector is available on contracts issued prior to May 3, 2004.

The minimum level of Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. If available and elected, a growth rate can provide increased levels of minimum guaranteed income.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

If you elect Income Protector, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. Your Income Benefit Base is equal to your contract value on the date of election. Income Protector is effective on either the date of issue of the contract or at the contract anniversary following your election of Income Protector.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The Income Benefit Base is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the Income Benefit Base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the date of election, and;

     (c) is equal to all withdrawals and applicable fees and charges since the date of election, in an amount proportionate to the amount by which such withdrawals decreased your contract value.


In order to obtain the benefit of Income Protector, you may not begin the Income Phase for at least 9 years following election. You may not elect this feature if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.


RE-SET OF YOUR INCOME PROTECTOR BENEFIT

You may also have the opportunity to "Re-Set" your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. Upon a Re-Set, the waiting period before you can begin the Income Phase will start over. In addition, the Income Protector fee will be charged as a percentage of your Re-Set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

ELECTING TO RECEIVE INCOME PAYMENTS


You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 9th or later contract anniversary following the effective date of electing Income Protector or Re-Set, if applicable.


THE INCOME BENEFIT DATE is the contract anniversary date on which the Income Benefit is calculated and applied. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum income payments. To arrive at the minimum guaranteed income payments available to you, we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any withdrawal charges calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The annuity income options available under this feature when using Income Protector to receive your guaranteed income payments are:

     - Life Annuity with 10 Year Period Certain, or

     - Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin receiving annuity income payments, we will calculate your annual guaranteed income payments using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your guaranteed income payments under Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using Income Protector, your annuity income payments will be fixed in amount. You are not required to use Income Protector to receive income payments. However, we will not refund fees paid for Income Protector if you annuitize under the annuity provisions of your contract.

You may never need to rely upon the Income Protector, if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

The fee is 0.10% of the Income Benefit Base. We deduct the annual fee from your contract value. If you elect Income Protector at issue, we begin deducting the annual fee on your first contract anniversary. If you elect the feature at some later date, we begin deducting the annual fee on the contract anniversary following the date of election. Upon a Re-Set, the fee will be charged based upon your Re-Set Income Benefit Base.

It is important to note that once you elect Income Protector, you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, we deduct the full annual fee from your contract value upon surrender.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an annuity income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of Income Protector. To utilize Income Protector, you must take annuity income payments under one of the two annuity income options described above. If those annuity income options exceed your life expectancy, you may be prohibited from receiving your guaranteed income payments under the feature. If you own a Qualified contract to which this restriction applies and you elect Income Protector, you may pay for this feature and not be able to realize the benefit.

You should consult your tax advisor for information concerning your particular circumstances.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM





The Extended Legacy Program, if available, can allow a Beneficiary under a SunAmerica Annuity or First SunAmerica contract(s) to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form which may be requested from the Annuity Service Center after the death of the original Owner. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death.



If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.



There are certain limitations applicable to the Extended Legacy Program. No Purchase Payments are permitted. Living Benefits and Death Benefits that may have been elected by the original Owner will no longer apply and any charges associated with these features will no longer apply. The contract may not be assigned and ownership may not be changed or co-owned. The Extended Legacy Program does not apply to rollovers from other companies.



We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary upon election of the Extended Legacy Program. These Variable Portfolios may differ than those available to the original Owner. In addition, these Variable Portfolios may have higher Underlying Fund fees, particularly 12b-1 fees, under the Extended Legacy Program. Any Fixed Accounts that may have been available to the original Owner will no longer be available.



In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary.



Beginning on the day we receive all applicable documentation that the claim process is complete and in Good Order to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may request transfers among Variable Portfolios, subject to the same limitations and restrictions that applied to the original Owner. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.


OTHER BENEFICIARY CONTINUATION OPTIONS


Alternatively to the Extended Legacy Program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).


Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.


THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED AFTER MAY 1, 2009.



STANDARD DEATH BENEFIT





THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING
BENEFIT:


If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or


     2. Net Purchase Payments.


If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or


     2. The lesser of:


          a. Net Purchase Payments; or


          b. 125% of Contract value.



THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING
BENEFIT:


If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or


     2. Purchase Payment reduced by any Withdrawal Adjustment.


If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or


     2. The lesser of:


          a. Net Purchase Payments; or


          b. 125% of Contract value.



THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.



If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or


     2. Net Purchase Payments.


If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:


     1. Contract value; or


     2. The lesser of:


          a. Net Purchase Payments; or


          b. 125% of Contract value.



THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.



The standard death benefit on your contract, if you are age 74 or younger at the time of death, is the greater of:


     1. Contract value.


     2. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or




If you are age 75 or older at the time of death, the death benefit is the greater of:


     1. Contract value.


     2. Net Purchase Payments compounded at a 3% annual growth rate from date of issue until the your 75th birthday, plus any Purchase Payments recorded after the 75th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or





THE FOLLOWING IS A DESCRIPTION OF THE COMBINATION HV & ROLL-UP DEATH BENEFIT FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.


OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT


IF YOU ELECT THE COMBINATION HV & ROLL-UP DEATH BENEFIT, YOU MAY NOT ELECT THE MAXIMUM ANNIVERSARY VALUE AND ESTATEPLUS DEATH BENEFITS AND/OR A LIVING BENEFIT OR ANY AVAILABLE FIXED ACCOUNT(S). For an additional fee, you may elect the optional Combination HV & Roll-Up death benefit which can provide greater protection for your Beneficiaries. You may only elect this death benefit at the time you purchase your contract and once elected, the Owner cannot change the election thereafter at any time. The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolios. You may pay for this optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Combination HV & Roll-Up death benefit can only be elected prior to your 76th birthday at contract issue.



Please note that this feature may not be available through the broker-dealer with which your financial representative is affiliated.


The death benefit is the greatest of:

     1. Contract value; or

     2. The Maximum anniversary value on any contract anniversary prior to the earlier of your 85th birthday or date of death, adjusted for any Net Purchase Payments since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

     3. Net Purchase Payments received prior to your 80th birthday accumulated at 5% through the earliest of:

          (a) 15 years after the contract date; or

          (b) The day before your 80th birthday; or

          (c) The date of death,

         adjusted for Net Purchase Payments received after the timeframes outlined in (a)-(c). Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.


THE FOLLOWING IS A DESCRIPTION OF THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.



OPTIONAL PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT



If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:


     1. Contract value; or


     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or


     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary.



The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.



THE FOLLOWING IS A DESCRIPTION OF THE 5% ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.


The death benefit is the greater of:


     1. Contract value; or


     2. Net Purchase Payments compounded to the earlier of the 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.



If you die after the Latest Annuity Date and you selected the 5% Accumulation option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from the 5% Accumulation death benefit option.



THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.


OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT


For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.15% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 83rd birthday.



THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, adjusted for any Net Purchase Payments since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Purchase Payments reduced by any Withdrawal Adjustment; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that contract anniversary and reduced by any Withdrawal Adjustment since that contract anniversary. The anniversary value for any year is equal to the contract value on the applicable anniversary.


THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.


The death benefit is the greatest of:


     1. Contract value; or


     2. Net Purchase Payments; or


     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The Anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary



The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.



THE FOLLOWING IS APPLICABLE TO THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2007.



Under the Maximum Anniversary Value option, if you die on or after your 90th birthday, the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of death.



THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.



The death benefit is the greatest of:


     1. Contract value; or


     2. Net Purchase Payments; or


     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value death benefit option, the death benefit will be equal to your contract value. Therefore, your beneficiary will not receive any benefit from the Maximum Anniversary Value death benefit option.





OPTIONAL ESTATEPLUS BENEFIT



EstatePlus ("Earnings Advantage" for contracts issued prior to August 2, 2004), an optional earnings enhancement death benefit, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you were age 81 or older at the time we issued your contract. EstatePlus is not available if you elected the Combination HV & Roll-Up death benefit.



If you purchased your contract prior to August 2, 2004, you were not charged a fee for the Earnings Advantage benefit. It was included in the Seasons Estate Advantage which offered you a choice between the Maximum Anniversary Value or 5% Accumulation death benefit options for a fee of 0.25% of the average daily ending net asset value allocated to the Variable Portfolios.



In order to elect EstatePlus, you must have also elected the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefits described above.



You must elect EstatePlus at the time we issued your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.



We will add a percentage of your contract earnings (the "EstatePlus Percentage" or "Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit" or "Maximum Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.



The table below applies to contracts issued prior to your 70th birthday:



----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0 - 4                      25% of Earnings         40% of Net Purchase Payments*
                                                          (25% for contracts issued
                                                          prior to 8/2/04)
----------------------------------------------------------------------------------------
 Years 5 - 9                      40% of Earnings         65% of Net Purchase Payments*
                                                          (40% for contracts issued
                                                          prior to 8/2/04)
----------------------------------------------------------------------------------------
 Years 10+                        50% of Earnings         75% of Net Purchase Payments*
                                                          (50% for contracts issued
                                                          prior to 8/2/04)
----------------------------------------------------------------------------------------

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:



----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years               25% of Earnings         40% of Net Purchase Payments*
----------------------------------------------------------------------------------------




* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.


What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.


What is the Maximum EstatePlus Benefit?



The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.



EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated.


A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


SPOUSAL CONTINUATION



The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.



If the Continuing Spouse terminates the optional Combination HV & Roll-Up death benefit on the Continuation Date, no optional Combination HV & Roll-Up death benefit will be payable to the Continuing Spouse's Beneficiary. The Continuing Spouse may not terminate the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefits.



To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner.



Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract.

Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expenses is 1.40% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge schedule against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 9 complete years if you elected to participate in the Seasons Rewards program, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedules are as follows:




WITHDRAWAL CHARGE WITHOUT THE ELECTION OF THE SEASONS REWARDS PROGRAM:



----------------------------------------------------------------------------------------------------------------------
 YEARS SINCE
 PURCHASE
 PAYMENT
 RECEIPT             1            2            3            4            5            6            7           8+
----------------------------------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%           6%           6%           5%           4%           3%           2%          0%
----------------------------------------------------------------------------------------------------------------------




WITHDRAWAL CHARGE WITH ELECTION OF THE SEASONS REWARDS PROGRAM:



----------------------------------------------------------------------------------------------------
 YEARS SINCE
 PURCHASE PAYMENT
 RECEIPT                 1       2       3       4       5       6       7       8       9      10+
----------------------------------------------------------------------------------------------------
 WITHDRAWAL CHARGE      9%      8%      7%      6%      6%      5%      4%      3%      2%      0%
----------------------------------------------------------------------------------------------------



These higher potential withdrawal charges for the Seasons Rewards program may compensate us for the expenses associated with the program.

The Seasons Rewards program is designed for long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, other than the withdrawal charge, no other fees or charges are higher if you elect Seasons Rewards than the contract without an election of this program.


If you participate in the Seasons Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.



Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.


When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, we reduce the withdrawn amount from the contract value by any applicable withdrawal charges. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. The Accumulation Unit value for Variable Portfolios that invest in Feeder Funds also will reflect the investment management fee and other expenses of the corresponding Master Fund in which the Feeder Funds invest. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.


12b-1 FEES



Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by Seasons Series Trust, SunAmerica Series Trust, Fidelity(R) Variable Insurance Products and T. Rowe Price Equity Series, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Managed Allocation Portfolios do not directly impose a 12b-1 fee, but do invest in certain Select and Focused Portfolios, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.


The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

PLEASE SEE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR THE STATE-SPECIFIC CONTRACT MAINTENANCE FEE.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.


OPTIONAL LIVING BENEFITS FEES



Please see FEE TABLE above for a description of the optional living benefit fees offered over time in this contract.




OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT FEE

The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolio(s).

OPTIONAL ENHANCED DEATH BENEFIT


The fee for the optional death benefit is 0.15% of the average daily ending net asset value allocated to the Variable Portfolio(s). This enhanced death benefit fee applies to the Maximum Anniversary Value death benefit option or Purchase Payment Accumulation death benefit option issued to contracts on or after August 2, 2004.



If you purchased your contract prior to August 2, 2004, the enhanced death benefit option on your contracts was called Seasons Estate Advantage. Seasons Estate Advantage offered the choice between the Maximum Anniversary Value or 5% Accumulation death benefit options along with the Earnings Advantage death benefit for a fee of 0.25% of the average daily ending net asset value allocated to the Variable Portfolios.




OPTIONAL ESTATEPLUS FEE


The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s). There is no fee applicable for this benefit ("Earnings Advantage") for contracts issued prior to August 2, 2004.


PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 1.50% to 7.75% of the initial Purchase Payment.


Certain broker-dealers may limit crediting this additional amount to employees only.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           PAYMENTS IN CONNECTION WITH
                          DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.75% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative may purchase a contract on a basis in which a bonus amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2009 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.


RULE 12b-1. We receive 12b-1 fees of up to 0.25% of the average daily net assets in certain Underlying Funds, including the Feeder Funds. These fees are deducted directly from the assets of the Underlying Funds with the exception of the Managed Allocation Portfolios. The Managed Allocation Portfolios, which are structured as Fund-of-Funds, are not subject to 12b-1 fees but indirectly bear the expenses of the Underlying Funds, including the 12b-1 fees, in which they invest. PLEASE SEE EXPENSES ABOVE.


ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. PLEASE SEE DEATH BENEFITS ABOVE.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no annuity income payments will be available. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. PLEASE SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your income option. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE
INTERNAL REVENUE TAX CODE, IRS REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE, NOR DOES IT INCLUDE ALL THE FEDERAL TAX RULES THAT MAY AFFECT YOU AND YOUR CONTRACT. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES FROM A QUALIFIED TAX ADVISOR. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. FEDERAL INCOME TAX TREATMENT OF THE CONTRACT IS SOMETIMES UNCERTAIN AND CONGRESS, THE IRS AND/OR THE COURTS MAY MODIFY TAX LAWS AND TREATMENT RETROACTIVELY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under one of a number of types of employer-sponsored retirement plans, or any Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under one of a number of types of employee-sponsored retirement plans, or under an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth

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403(b) or a Roth 401(k) account, and you may have cost basis in a traditional
IRA or in another Qualified Contract.

AGGREGATION OF CONTRACTS

All Non-Qualified contracts that are issued by us to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange"). We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions, as well as any other after-tax amounts permitted under the employer's plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);


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

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with lesser IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance permitted the adoption of the written plan, whether in the form of a single document or as a collection of documents, not later than December 31, 2009. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009 or, if later, prior to the transfer, the transfer would be considered a "failed" transfer that is subject to tax, and as such could be a violation of applicable withdrawal limitations. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer. The IRS may in the future issue new guidance, or revise its existing guidance, regarding corrections of defects in 403(b) plans, including such failed transfers.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and

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subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any proposal or legislative or regulatory action to extend this exemption from the minimum distribution requirement for 2010 or later years.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could in the future take the position that some or all of the charges for these death benefits should be

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

treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for Federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would

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mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                                OTHER INFORMATION
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THE DISTRIBUTOR


SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.


THE COMPANY

SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") is a stock life insurance company organized under the laws of the state of Arizona on January 1, 1996. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. SunAmerica Annuity conducts life insurance and annuity business in the District of Columbia and all states except New York.

For details regarding name changes and redomestication of the Company, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.

OWNERSHIP STRUCTURE OF THE COMPANY

SunAmerica Annuity is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation.

American International Group is an international insurance organization with operations in more than 130 countries and jurisdictions. Its activities include commercial, institutional and individual property-casualty, life insurance, and retirement services around the world. In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

Pursuant to the terms of the credit facility, effective, March 4, 2009, the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), became the controlling stockholder of American International Group through the issuance of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"). The change of control does not in any way alter the Company's obligations to you.

Additional details regarding the transactions with the NY Fed, including subsequent modifications to the credit facility, American International Group's participation under the Troubled Assets Relief Program ("TARP") and American International Group's restructuring plans can be found in American International Group's Form 10-K and 10-K/A as well as in the financial statements of the Company and the Separate Account. For information on how to locate these financial statements, SEE FINANCIAL STATEMENTS, BELOW.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of American International Group assessed whether American International Group has the ability to continue as a going concern during this period. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of American International Group's management to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.


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Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. The financial condition of American International Group and rating downgrades that occurred late in the third quarter of 2008 and American International Group's restructuring plan, and other American International Group-related news also has had an impact on the Company's operations.

The Company is exposed to market risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

SunAmerica Annuity established Variable Annuity Account Five under Arizona law on July 8, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

PLEASE SEE APPENDIX D FOR IMPORTANT INFORMATION REGARDING CERTAIN GUARANTEES BY AMERICAN HOME ASSURANCE COMPANY ("GUARANTOR") FOR CONTRACTS ISSUED PRIOR TO JANUARY 1, 2007.

FINANCIAL STATEMENTS

There are various sets of financial statements described below that are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY AND SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix D for more information regarding the Guarantor.

AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT

American International Group's annual report is incorporated herein by reference and we provide you notice of certain other filings made by American International Group because there is a Support Agreement in place whereby American International Group has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The Support Agreement requires American International Group to make payments solely to the Company and not to the policyholders. A policyholder cannot proceed against American International Group on its own behalf. All actions under the Support Agreement must be brought by the Company, or if the Company fails to assert its rights, in a representative capacity by a policyholder on behalf of the Company.


The consolidated financial statements and financial statement schedules incorporated into this prospectus by reference to American International Group's Current Report on Form 8-K dated August 6, 2010 and management's assessment of the effectiveness of internal control over financial reporting incorporated into this prospectus by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2009, have been so incorporated in reliance upon the report (which contains an explanatory paragraph relating to American International Group's dependence upon the continued financial support of the U.S. government) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and Guarantor, if applicable, are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract owners to read and understand the financial statements.

The SEC allows the Company to "incorporate by reference" some of the information American International Group files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus.

American International Group is subject to the informational requirements of the Securities Exchange Act of 1934. American International Group files reports and other information with the SEC to meet those requirements. American International Group files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and American International Group's website at http://www.aig.com.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at

(800) 445-7862, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

Along with other companies, SunAmerica Annuity has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. SunAmerica Annuity is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. SunAmerica Annuity is cooperating fully with the investigation. The impact of this matter, if any, on SunAmerica Annuity's financial position cannot be reasonably estimated at this time.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI is listed below.





Separate Account and the Company
General Account
Support Agreement Between the Company and
  American International Group
Master-Feeder Structure
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing
  Payments
Distribution of Contracts
Financial Statements




IF YOU PURCHASED YOUR CONTRACT PRIOR TO JANUARY 1, 2007, PLEASE SEE APPENDIX D FOR THE TABLE OF CONTENTS APPLICABLE TO YOUR STATEMENT OF ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



PREMIER PORTFOLIOS


                                                                      FISCAL            FISCAL                 FISCAL
                                                   INCEPTION           YEAR              YEAR                   YEAR
                                                      TO               ENDED            ENDED                  ENDED
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES           4/30/07           4/30/08          4/30/09                4/30/10
--------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth SAST (Inception Date: 05/01/08)
  Beginning AUV...............................   (a)      N/A      (a)      N/A   (a)      $ 11.748       (a)     $  7.626
                                                 (b)      N/A      (b)      N/A   (b)      $ 11.671       (b)     $  7.546
                                                 (c)      N/A      (c)      N/A   (c)           N/A       (c)     $  7.687
  Ending AUV..................................   (a)      N/A      (a)      N/A   (a)      $  7.626       (a)     $ 10.433
                                                 (b)      N/A      (b)      N/A   (b)      $  7.546       (b)     $ 10.282
                                                 (c)      N/A      (c)      N/A   (c)           N/A       (c)     $ 10.183
  Ending Number of AUs........................   (a)      N/A      (a)      N/A   (a)       224,235       (a)      357,505
                                                 (b)      N/A      (b)      N/A   (b)        20,948       (b)       67,887
                                                 (c)      N/A      (c)      N/A   (c)           N/A       (c)          156
--------------------------------------------------------------------------------------------------------------------------
American Funds Growth SAST (Inception Date: 05/01/08)
  Beginning AUV...............................   (a)      N/A      (a)      N/A   (a)      $ 11.139       (a)     $  6.837
                                                 (b)      N/A      (b)      N/A   (b)      $ 11.070       (b)     $  6.767
                                                 (c)      N/A      (c)      N/A   (c)           N/A       (c)     $  6.776
  Ending AUV..................................   (a)      N/A      (a)      N/A   (a)      $  6.837       (a)     $  9.405
                                                 (b)      N/A      (b)      N/A   (b)      $  6.767       (b)     $  9.272
                                                 (c)      N/A      (c)      N/A   (c)           N/A       (c)     $  9.177
  Ending Number of AUs........................   (a)      N/A      (a)      N/A   (a)       125,432       (a)      188,378
                                                 (b)      N/A      (b)      N/A   (b)        14,881       (b)       24,747
                                                 (c)      N/A      (c)      N/A   (c)           N/A       (c)        2,175
--------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income SAST (Inception Date: 05/01/08)
  Beginning AUV...............................   (a)      N/A      (a)      N/A   (a)      $ 10.694       (a)     $  6.862
                                                 (b)      N/A      (b)      N/A   (b)      $ 10.621       (b)     $  6.788
                                                 (c)      N/A      (c)      N/A   (c)           N/A       (c)     $  6.804
  Ending AUV..................................   (a)      N/A      (a)      N/A   (a)      $  6.862       (a)     $  9.120
                                                 (b)      N/A      (b)      N/A   (b)      $  6.788       (b)     $  8.986
                                                 (c)      N/A      (c)      N/A   (c)           N/A       (c)     $  8.898
  Ending Number of AUs........................   (a)      N/A      (a)      N/A   (a)       163,350       (a)      262,321
                                                 (b)      N/A      (b)      N/A   (b)        23,201       (b)       26,638
                                                 (c)      N/A      (c)      N/A   (c)           N/A       (c)          658
--------------------------------------------------------------------------------------------------------------------------


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES

--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) (Inception Date: 05/01/08)
  Beginning AUV...............................   (a)      N/A      (a)      N/A   (a)      $ 10.000       (a)     $  6.096
                                                 (b)      N/A      (b)      N/A   (b)      $ 10.000       (b)     $  6.076
                                                 (c)      N/A      (c)      N/A   (c)           N/A       (c)     $  6.096
  Ending AUV..................................   (a)      N/A      (a)      N/A   (a)      $  6.096       (a)     $  8.552
                                                 (b)      N/A      (b)      N/A   (b)      $  6.076       (b)     $  8.490
                                                 (c)      N/A      (c)      N/A   (c)           N/A       (c)     $  8.449
  Ending Number of AUs........................   (a)      N/A      (a)      N/A   (a)       187,701       (a)      287,137
                                                 (b)      N/A      (b)      N/A   (b)        20,205       (b)       35,453
                                                 (c)      N/A      (c)      N/A   (c)           N/A       (c)        2,411

--------------------------------------------------------------------------------------------------------------------------





   AUV - Accumulation Unit Value
   AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses.
     (b) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%) feature.
     (c) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.




     The Separate Account has a fiscal year end of April 30.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                                    FISCAL               FISCAL                  FISCAL
                                                 INCEPTION           YEAR                 YEAR                    YEAR
FIDELITY(R) VARIABLE INSURANCE                      TO               ENDED               ENDED                   ENDED
PRODUCTS -- SERVICE CLASS 2 SHARES                4/30/07           4/30/08             4/30/09                 4/30/10
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income (Inception Date: 05/01/08)
  Beginning AUV.............................   (a)      N/A      (a)      N/A      (a)      $ 10.000       (a)     $    5.678
                                               (b)      N/A      (b)      N/A      (b)      $ 10.000       (b)     $    5.666
                                               (c)      N/A      (c)      N/A      (c)           N/A       (c)     $    5.771
  Ending AUV................................   (a)      N/A      (a)      N/A      (a)      $  5.678       (a)     $    8.078
                                               (b)      N/A      (b)      N/A      (b)      $  5.666       (b)     $    8.027
                                               (c)      N/A      (c)      N/A      (c)           N/A       (c)     $    7.983
  Ending Number of AUs......................   (a)      N/A      (a)      N/A      (a)       315,028       (a)        424,112
                                               (b)      N/A      (b)      N/A      (b)        31,273       (b)         33,076
                                               (c)      N/A      (c)      N/A      (c)           N/A       (c)            273
-----------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Investment Grade Bond (Inception Date: 05/01/08)
  Beginning AUV.............................   (a)      N/A      (a)      N/A      (a)      $ 10.000       (a)     $    9.775
                                               (b)      N/A      (b)      N/A      (b)      $ 10.000       (b)     $    9.753
                                               (c)      N/A      (c)      N/A      (c)           N/A       (c)     $    9.788
  Ending AUV................................   (a)      N/A      (a)      N/A      (a)      $  9.775       (a)     $   11.128
                                               (b)      N/A      (b)      N/A      (b)      $  9.753       (b)     $   11.059
                                               (c)      N/A      (c)      N/A      (c)           N/A       (c)     $   10.885
  Ending Number of AUs......................   (a)      N/A      (a)      N/A      (a)       716,371       (a)      1,046,257
                                               (b)      N/A      (b)      N/A      (b)        49,148       (b)        107,516
                                               (c)      N/A      (c)      N/A      (c)           N/A       (c)            651
-----------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap (Inception Date: 05/01/08)
  Beginning AUV.............................   (a)      N/A      (a)      N/A      (a)      $ 10.000       (a)     $    6.656
                                               (b)      N/A      (b)      N/A      (b)      $ 10.000       (b)     $    6.639
                                               (c)      N/A      (c)      N/A      (c)           N/A       (c)     $    6.592
  Ending AUV................................   (a)      N/A      (a)      N/A      (a)      $  6.656       (a)     $    9.552
                                               (b)      N/A      (b)      N/A      (b)      $  6.639       (b)     $    9.489
                                               (c)      N/A      (c)      N/A      (c)           N/A       (c)     $    9.423
  Ending Number of AUs......................   (a)      N/A      (a)      N/A      (a)       437,573       (a)        645,426
                                               (b)      N/A      (b)      N/A      (b)        40,156       (b)         61,283
                                               (c)      N/A      (c)      N/A      (c)           N/A       (c)            445
-----------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas (Inception Date: 05/01/08)
  Beginning AUV.............................   (a)      N/A      (a)      N/A      (a)      $ 10.000       (a)     $    5.424
                                               (b)      N/A      (b)      N/A      (b)      $ 10.000       (b)     $    5.407
                                               (c)      N/A      (c)      N/A      (c)           N/A       (c)     $    5.599
  Ending AUV................................   (a)      N/A      (a)      N/A      (a)      $  5.424       (a)     $    7.183
                                               (b)      N/A      (b)      N/A      (b)      $  5.407       (b)     $    7.133
                                               (c)      N/A      (c)      N/A      (c)           N/A       (c)     $    7.102
  Ending Number of AUs......................   (a)      N/A      (a)      N/A      (a)       331,182       (a)        469,350
                                               (b)      N/A      (b)      N/A      (b)        36,457       (b)         52,819
                                               (c)      N/A      (c)      N/A      (c)           N/A       (c)            248
-----------------------------------------------------------------------------------------------------------------------------





   AUV - Accumulation Unit Value
   AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses.
     (b) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%) feature.
     (c) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.




     The Separate Account has a fiscal year end of April 30.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                                     FISCAL               FISCAL                 FISCAL
                                                  INCEPTION           YEAR                 YEAR                   YEAR
T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2         TO               ENDED               ENDED                  ENDED
SHARES                                             4/30/07           4/30/08             4/30/09                4/30/10
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth II (Inception Date: 05/01/08)
  Beginning AUV..............................   (a)      N/A      (a)      N/A      (a)      $ 10.000       (a)     $  6.560
                                                (b)      N/A      (b)      N/A      (b)      $ 10.000       (b)     $  6.532
                                                (c)      N/A      (c)      N/A      (c)           N/A       (c)     $  6.404
  Ending AUV.................................   (a)      N/A      (a)      N/A      (a)      $  6.560       (a)     $  8.923
                                                (b)      N/A      (b)      N/A      (b)      $  6.532       (b)     $  8.848
                                                (c)      N/A      (c)      N/A      (c)           N/A       (c)     $  8.739
  Ending Number of AUs.......................   (a)      N/A      (a)      N/A      (a)        75,477       (a)      117,888
                                                (b)      N/A      (b)      N/A      (b)        11,437       (b)       22,052
                                                (c)      N/A      (c)      N/A      (c)           N/A       (c)          110
----------------------------------------------------------------------------------------------------------------------------

T. Rowe Price Equity Income II (Inception Date: 05/01/08)
  Beginning AUV..............................   (a)      N/A      (a)      N/A      (a)      $ 10.000       (a)     $  6.209
                                                (b)      N/A      (b)      N/A      (b)      $ 10.000       (b)     $  6.187
                                                (c)      N/A      (c)      N/A      (c)           N/A       (c)     $  6.232
  Ending AUV.................................   (a)      N/A      (a)      N/A      (a)      $  6.209       (a)     $  8.799
                                                (b)      N/A      (b)      N/A      (b)      $  6.187       (b)     $  8.733
                                                (c)      N/A      (c)      N/A      (c)           N/A       (c)     $  8.655
  Ending Number of AUs.......................   (a)      N/A      (a)      N/A      (a)       302,702       (a)      388,582
                                                (b)      N/A      (b)      N/A      (b)        29,565       (b)       41,519
                                                (c)      N/A      (c)      N/A      (c)           N/A       (c)          869
----------------------------------------------------------------------------------------------------------------------------





   AUV - Accumulation Unit Value
   AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses.
     (b) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%).
     (c) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.




     The Separate Account has a fiscal year end of April 30.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



SELECT PORTFOLIOS


                                               FISCAL             FISCAL             FISCAL             FISCAL
SEASONS SERIES              INCEPTION           YEAR               YEAR               YEAR               YEAR
TRUST --                       TO               ENDED              ENDED              ENDED              ENDED
CLASS 3 SHARES               4/30/04           4/30/05            4/30/06            4/30/07            4/30/08
-------------------------------------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $  7.629   (a)   $    8.103   (a)   $    8.382   (a)   $    9.564   (a)   $   10.339
                         (b)   $  7.570   (b)   $    8.031   (b)   $    8.286   (b)   $    9.432   (b)   $   10.170
                         (c)        N/A   (c)   $    7.822   (c)   $    8.281   (c)   $    9.412   (c)   $   10.134
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $  8.103   (a)   $    8.382   (a)   $    9.564   (a)   $   10.339   (a)   $   10.971
                         (b)   $  8.031   (b)   $    8.286   (b)   $    9.432   (b)   $   10.170   (b)   $   10.764
                         (c)        N/A   (c)   $    8.281   (c)   $    9.412   (c)   $   10.134   (c)   $   10.710
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    400,808   (a)    1,575,108   (a)    1,966,198   (a)    2,162,009   (a)    2,197,613
                         (b)    358,172   (b)      841,257   (b)      900,946   (b)      707,554   (b)      645,553
                         (c)        N/A   (c)       78,690   (c)      164,873   (c)      249,802   (c)      286,088
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------

Large Cap Composite* (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $  8.409   (a)   $    8.814   (a)   $    9.163   (a)   $   10.299   (a)   $   11.604
                         (b)   $  8.345   (b)   $    8.737   (b)   $    9.061   (b)   $   10.158   (b)   $   11.417
                         (c)        N/A   (c)   $    8.651   (c)   $    9.062   (c)   $   10.145   (c)   $   11.386
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $  8.814   (a)   $    9.163   (a)   $   10.299   (a)   $   11.604   (a)   $   10.971
                         (b)   $  8.737   (b)   $    9.061   (b)   $   10.158   (b)   $   11.417   (b)   $   10.767
                         (c)        N/A   (c)   $    9.062   (c)   $   10.145   (c)   $   11.386   (c)   $   10.721
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    158,128   (a)      450,297   (a)      545,445   (a)      644,402   (a)      658,154
                         (b)     77,875   (b)      221,691   (b)      206,522   (b)      153,618   (b)      146,285
                         (c)        N/A   (c)       16,931   (c)       47,427   (c)       55,188   (c)       58,741
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------

Large Cap Value (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $ 10.868   (a)   $   11.646   (a)   $   12.503   (a)   $   14.414   (a)   $   16.630
                         (b)   $ 10.785   (b)   $   11.549   (b)   $   12.368   (b)   $   14.223   (b)   $   16.369
                         (c)        N/A   (c)   $   11.626   (c)   $   12.363   (c)   $   14.197   (c)   $   16.314
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $ 11.646   (a)   $   12.503   (a)   $   14.414   (a)   $   16.630   (a)   $   15.389
                         (b)   $ 11.549   (b)   $   12.368   (b)   $   14.223   (b)   $   16.369   (b)   $   15.109
                         (c)        N/A   (c)   $   12.363   (c)   $   14.197   (c)   $   16.314   (c)   $   15.036
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    252,748   (a)    1,140,099   (a)    1,498,973   (a)    1,670,981   (a)    1,530,605
                         (b)    259,273   (b)      640,076   (b)      665,641   (b)      575,017   (b)      515,042
                         (c)        N/A   (c)       77,588   (c)      152,350   (c)      202,938   (c)      210,319
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------

                              FISCAL             FISCAL
SEASONS SERIES                 YEAR               YEAR
TRUST --                       ENDED              ENDED
CLASS 3 SHARES                4/30/09            4/30/10
------------------------------------------------------------
Large Cap Growth (Inception Date: (a) & (b) 11/17/03
  (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $   10.971    (a)  $    7.054
                         (b)   $   10.764    (b)  $    6.904
                         (c)   $   10.710    (c)  $    6.859
                         (d)          N/A    (d)  $    6.750
  Ending AUV..........   (a)   $    7.054    (a)  $    9.363
                         (b)   $    6.904    (b)  $    9.141
                         (c)   $    6.859    (c)  $    9.067
                         (d)          N/A    (d)  $    8.857
  Ending Number of
     AUs..............   (a)    1,629,965    (a)   1,539,531
                         (b)      458,950    (b)     429,778
                         (c)      251,686    (c)     227,513
                         (d)          N/A    (d)           0
------------------------------------------------------------

Large Cap Composite* (Inception Date: (a) & (b) 11/17/03
  (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $   10.971    (a)  $    6.950
                         (b)   $   10.767    (b)  $    6.804
                         (c)   $   10.721    (c)  $    6.765
                         (d)          N/A    (d)  $    6.711
  Ending AUV..........   (a)   $    6.950    (a)  $    9.326
                         (b)   $    6.804    (b)  $    9.107
                         (c)   $    6.765    (c)  $    9.041
                         (d)          N/A    (d)  $    8.835
  Ending Number of
     AUs..............   (a)      524,381    (a)     480,103
                         (b)      129,338    (b)     116,436
                         (c)       51,550    (c)      44,823
                         (d)          N/A    (d)           0
------------------------------------------------------------

Large Cap Value (Inception Date: (a) & (b) 11/17/03
  (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $   15.389    (a)  $    9.821
                         (b)   $   15.109    (b)  $    9.618
                         (c)   $   15.036    (c)  $    9.557
                         (d)          N/A    (d)  $    9.626
  Ending AUV..........   (a)   $    9.821    (a)  $   13.819
                         (b)   $    9.618    (b)  $   13.500
                         (c)   $    9.557    (c)  $   13.394
                         (d)          N/A    (d)  $   13.183
  Ending Number of
     AUs..............   (a)    1,241,544    (a)   1,144,420
                         (b)      346,745    (b)     316,877
                         (c)      184,013    (c)     161,937
                         (d)          N/A    (d)           0
------------------------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) With election of EstatePlus for contracts issued before August 2, 2004 (1.65%).+
     (c) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%) for contracts issued on or after August 2, 2004 (1.80%).
     (d) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.
     * On or about October 1, 2010 (1) Large Cap Composite Variable Portfolio will merge into the Focus Growth Variable Portfolio; and (2) Focus TechNet and Focus Growth and Income Variable Portfolios will merge into the Focus Growth Variable Portfolio, subject to shareholder and other necessary approvals.
     The Separate Account has a fiscal year end of April 30.
     + If you purchased your contract before August 2, 2004, the total maximum separate account annual expenses (including the optional enhanced death benefit and EstatePlus) offered in your contract is 1.65% instead of 1.80%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                               FISCAL             FISCAL             FISCAL             FISCAL
                            INCEPTION           YEAR               YEAR               YEAR               YEAR
                               TO               ENDED              ENDED              ENDED              ENDED
                             4/30/04           4/30/05            4/30/06            4/30/07            4/30/08
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $ 13.002   (a)   $   13.747   (a)   $   13.971   (a)   $   18.166   (a)   $   19.634
                         (b)   $ 12.903   (b)   $   13.622   (b)   $   13.810   (b)   $   17.911   (b)   $   19.311
                         (c)        N/A   (c)   $   13.230   (c)   $   13.802   (c)   $   17.874   (c)   $   19.243
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $ 13.747   (a)   $   13.971   (a)   $   18.166   (a)   $   19.634   (a)   $   19.547
                         (b)   $ 13.622   (b)   $   13.810   (b)   $   17.911   (b)   $   19.311   (b)   $   19.177
                         (c)        N/A   (c)   $   13.802   (c)   $   17.874   (c)   $   19.243   (c)   $   19.080
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    237,495   (a)      896,456   (a)    1,093,996   (a)    1,199,516   (a)    1,062,082
                         (b)    225,936   (b)      523,041   (b)      558,945   (b)      415,440   (b)      362,228
                         (c)        N/A   (c)       43,871   (c)      109,303   (c)      159,031   (c)      167,566
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------
Mid Cap Value (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $ 15.751   (a)   $   17.248   (a)   $   19.747   (a)   $   23.619   (a)   $   27.511
                         (b)   $ 15.630   (b)   $   17.099   (b)   $   19.527   (b)   $   23.298   (b)   $   27.069
                         (c)        N/A   (c)   $   17.554   (c)   $   19.522   (c)   $   23.258   (c)   $   26.982
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $ 17.248   (a)   $   19.747   (a)   $   23.619   (a)   $   27.511   (a)   $   23.983
                         (b)   $ 17.099   (b)   $   19.527   (b)   $   23.298   (b)   $   27.069   (b)   $   23.540
                         (c)        N/A   (c)   $   19.522   (c)   $   23.258   (c)   $   26.982   (c)   $   23.429
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    184,956   (a)      761,202   (a)      962,194   (a)    1,091,238   (a)    1,017,911
                         (b)    146,795   (b)      434,973   (b)      450,889   (b)      345,268   (b)      304,625
                         (c)        N/A   (c)       48,754   (c)      105,586   (c)      138,340   (c)      128,269
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------

Small Cap (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $ 10.224   (a)   $   10.385   (a)   $   10.345   (a)   $   12.854   (a)   $   13.785
                         (b)   $ 10.146   (b)   $   10.294   (b)   $   10.229   (b)   $   12.678   (b)   $   13.562
                         (c)        N/A   (c)   $    9.862   (c)   $   10.224   (c)   $   12.653   (c)   $   13.515
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $ 10.385   (a)   $   10.345   (a)   $   12.854   (a)   $   13.785   (a)   $   11.484
                         (b)   $ 10.294   (b)   $   10.229   (b)   $   12.678   (b)   $   13.562   (b)   $   11.270
                         (c)        N/A   (c)   $   10.224   (c)   $   12.653   (c)   $   13.515   (c)   $   11.214
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    330,267   (a)    1,250,380   (a)    1,529,807   (a)    1,564,875   (a)    1,543,423
                         (b)    253,156   (b)      616,967   (b)      612,909   (b)      501,164   (b)      446,011
                         (c)        N/A   (c)       66,042   (c)      129,077   (c)      168,539   (c)      189,204
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------

                              FISCAL             FISCAL
                               YEAR               YEAR
                               ENDED              ENDED
                              4/30/09            4/30/10
------------------------------------------------------------
Mid Cap Growth (Inception Date: (a) & (b) 11/17/03
  (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $   19.547    (a)  $   12.407
                         (b)   $   19.177    (b)  $   12.142
                         (c)   $   19.080    (c)  $   12.062
                         (d)          N/A    (d)  $   11.665
  Ending AUV..........   (a)   $   12.407    (a)  $   17.871
                         (b)   $   12.142    (b)  $   17.445
                         (c)   $   12.062    (c)  $   17.305
                         (d)          N/A    (d)  $   17.033
  Ending Number of
     AUs..............   (a)      870,588    (a)     810,304
                         (b)      262,273    (b)     238,214
                         (c)      138,355    (c)     132,450
                         (d)          N/A    (d)           0
------------------------------------------------------------
Mid Cap Value (Inception Date: (a) & (b) 11/17/03
  (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $   23.983    (a)  $   15.124
                         (b)   $   23.540    (b)  $   14.808
                         (c)   $   23.429    (c)  $   14.716
                         (d)          N/A    (d)  $   14.200
  Ending AUV..........   (a)   $   15.124    (a)  $   22.158
                         (b)   $   14.808    (b)  $   21.639
                         (c)   $   14.716    (c)  $   21.473
                         (d)          N/A    (d)  $   21.012
  Ending Number of
     AUs..............   (a)      849,541    (a)     783,240
                         (b)      215,277    (b)     196,491
                         (c)      115,039    (c)     105,362
                         (d)          N/A    (d)           0
------------------------------------------------------------

Small Cap (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04
  (d) 5/13/09)
  Beginning AUV.......   (a)   $   11.484    (a)  $    7.949
                         (b)   $   11.270    (b)  $    7.782
                         (c)   $   11.214    (c)  $    7.731
                         (d)          N/A    (d)  $    7.521
  Ending AUV..........   (a)   $    7.949    (a)  $   11.672
                         (b)   $    7.782    (b)  $   11.398
                         (c)   $    7.731    (c)  $   11.307
                         (d)          N/A    (d)  $   11.174
  Ending Number of
     AUs..............   (a)    1,294,024    (a)   1,276,790
                         (b)      369,106    (b)     361,747
                         (c)      165,094    (c)     152,496
                         (d)          N/A    (d)         442
------------------------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) With election of EstatePlus for contracts issued before August 2, 2004 (1.65%).+
     (c) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%) for contracts issued on or after August 2, 2004 (1.80%).
     (d) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.
     The Separate Account has a fiscal year end of April 30.
     + If you purchased your contract before August 2, 2004, the total maximum separate account annual expenses (including the optional enhanced death benefit and EstatePlus) offered in your contract is 1.65% instead of 1.80%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                           FISCAL             FISCAL             FISCAL             FISCAL             FISCAL
                        INCEPTION           YEAR               YEAR               YEAR               YEAR               YEAR
                           TO               ENDED              ENDED              ENDED              ENDED              ENDED
                         4/30/04           4/30/05            4/30/06            4/30/07            4/30/08            4/30/09
----------------------------------------------------------------------------------------------------------------------------------
International Equity (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV...   (a)   $  7.028   (a)   $    7.816   (a)   $    8.588   (a)   $   11.380   (a)   $   13.013   (a)   $   12.578
                     (b)   $  6.987   (b)   $    7.760   (b)   $    8.505   (b)   $   11.242   (b)   $   12.822   (b)   $   12.363
                     (c)        N/A   (c)   $    7.540   (c)   $    8.487   (c)   $   11.201   (c)   $   12.757   (c)   $   12.282
                     (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV......   (a)   $  7.816   (a)   $    8.588   (a)   $   11.380   (a)   $   13.013   (a)   $   12.578   (a)   $    6.992
                     (b)   $  7.760   (b)   $    8.505   (b)   $   11.242   (b)   $   12.822   (b)   $   12.363   (b)   $    6.855
                     (c)        N/A   (c)   $    8.487   (c)   $   11.201   (c)   $   12.757   (c)   $   12.282   (c)   $    6.800
                     (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..........   (a)    347,046   (a)    1,492,650   (a)    2,023,915   (a)    2,451,861   (a)    2,626,433   (a)    2,097,427
                     (b)    271,956   (b)      704,517   (b)      709,688   (b)      774,681   (b)      684,827   (b)      423,775
                     (c)        N/A   (c)      124,064   (c)      198,756   (c)      315,643   (c)      358,204   (c)      298,051
                     (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
----------------------------------------------------------------------------------------------------------------------------------

Diversified Fixed Income (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV...   (a)   $ 11.770   (a)   $   11.684   (a)   $   12.029   (a)   $   11.793   (a)   $   12.386   (a)   $   12.923
                     (b)   $ 11.679   (b)   $   11.574   (b)   $   11.886   (b)   $   11.624   (b)   $   12.178   (b)   $   12.674
                     (c)        N/A   (c)   $   11.636   (c)   $   11.860   (c)   $   11.582   (c)   $   12.115   (c)   $   12.590
                     (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV......   (a)   $ 11.684   (a)   $   12.029   (a)   $   11.793   (a)   $   12.386   (a)   $   12.923   (a)   $   12.743
                     (b)   $ 11.574   (b)   $   11.886   (b)   $   11.624   (b)   $   12.178   (b)   $   12.674   (b)   $   12.467
                     (c)        N/A   (c)   $   11.860   (c)   $   11.582   (c)   $   12.115   (c)   $   12.590   (c)   $   12.366
                     (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..........   (a)    323,059   (a)    1,186,874   (a)    1,289,659   (a)    1,284,059   (a)    1,862,379   (a)    1,703,409
                     (b)    188,746   (b)      466,929   (b)      396,343   (b)      390,702   (b)      463,585   (b)      412,269
                     (c)        N/A   (c)       70,100   (c)      144,394   (c)      123,979   (c)      220,109   (c)      186,763
                     (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
----------------------------------------------------------------------------------------------------------------------------------

                          FISCAL
                           YEAR
                           ENDED
                          4/30/10
-------------------------------------
International Equity (Inception Date:
  (a) & (b) 11/17/03 (c) 8/02/04 (d)
  5/13/09)
  Beginning AUV...    (a)  $    6.992
                      (b)  $    6.855
                      (c)  $    6.800
                      (d)  $    6.985
  Ending AUV......    (a)  $    9.252
                      (b)  $    9.048
                      (c)  $    8.961
                      (d)  $    8.838
  Ending Number of
     AUs..........    (a)   2,045,471
                      (b)     396,878
                      (c)     246,528
                      (d)           0
-------------------------------------

Diversified Fixed Income (Inception
  Date: (a) & (b) 11/17/03
  (c) 8/02/04 (d) 5/13/09)
  Beginning AUV...    (a)  $   12.743
                      (b)  $   12.467
                      (c)  $   12.366
                      (d)  $   12.245
  Ending AUV......    (a)  $   13.791
                      (b)  $   13.459
                      (c)  $   13.329
                      (d)  $   12.924
  Ending Number of
     AUs..........    (a)   1,499,237
                      (b)     346,010
                      (c)     197,897
                      (d)           0
-------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) With election of EstatePlus for contracts issued before August 2, 2004 (1.65%).+
     (c) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%) for contracts issued on or after August 2, 2004 (1.80%).
     (d) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.
     The Separate Account has a fiscal year end of April 30.
     + If you purchased your contract before August 2, 2004, the total maximum separate account annual expenses (including the optional enhanced death benefit and EstatePlus) offered in your contract is 1.65% instead of 1.80%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                           FISCAL           FISCAL            FISCAL             FISCAL             FISCAL
                         INCEPTION          YEAR             YEAR              YEAR               YEAR               YEAR
                            TO              ENDED            ENDED             ENDED              ENDED              ENDED
                          4/30/04          4/30/05          4/30/06           4/30/07            4/30/08            4/30/09
-------------------------------------------------------------------------------------------------------------------------------
Real Return (formerly known as Strategic Fixed Income) (Inception Date: (a) & (b) & (c) 2/14/05 (d) 5/13/09)
  Beginning AUV....   (a)        N/A   (a)   $ 10.000   (a)   $  9.674   (a)   $   10.224   (a)   $   10.985   (a)   $   10.923
                      (b)        N/A   (b)   $ 10.000   (b)   $  9.662   (b)   $   10.187   (b)   $   10.916   (b)   $   10.827
                      (c)        N/A   (c)   $ 10.000   (c)   $  9.659   (c)   $   10.168   (c)   $   10.880   (c)   $   10.775
                      (d)        N/A   (d)        N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV.......   (a)        N/A   (a)   $  9.674   (a)   $ 10.224   (a)   $   10.985   (a)   $   10.923   (a)   $    9.733
                      (b)        N/A   (b)   $  9.662   (b)   $ 10.187   (b)   $   10.916   (b)   $   10.827   (b)   $    9.624
                      (c)        N/A   (c)   $  9.659   (c)   $ 10.168   (c)   $   10.880   (c)   $   10.775   (c)   $    9.563
                      (d)        N/A   (d)        N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs...........   (a)        N/A   (a)     47,005   (a)    296,592   (a)      491,027   (a)      537,007   (a)      607,700
                      (b)        N/A   (b)     70,283   (b)     61,766   (b)       62,304   (b)       51,465   (b)       89,062
                      (c)        N/A   (c)     12,661   (c)     38,846   (c)       83,364   (c)      110,125   (c)      116,551
                      (d)        N/A   (d)        N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------------------

Cash Management (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV....   (a)   $ 10.680   (a)   $ 10.614   (a)   $ 10.561   (a)   $   10.736   (a)   $   11.072   (a)   $   11.247
                      (b)   $ 10.598   (b)   $ 10.524   (b)   $ 10.446   (b)   $   10.592   (b)   $   10.896   (b)   $   11.041
                      (c)        N/A   (c)   $ 10.483   (c)   $ 10.461   (c)   $   10.587   (c)   $   10.874   (c)   $   11.003
                      (d)        N/A   (d)        N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV.......   (a)   $ 10.614   (a)   $ 10.561   (a)   $ 10.736   (a)   $   11.072   (a)   $   11.247   (a)   $   11.122
                      (b)   $ 10.524   (b)   $ 10.446   (b)   $ 10.592   (b)   $   10.896   (b)   $   11.041   (b)   $   10.891
                      (c)        N/A   (c)   $ 10.461   (c)   $ 10.587   (c)   $   10.874   (c)   $   11.003   (c)   $   10.837
                      (d)        N/A   (d)        N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs...........   (a)    338,224   (a)    567,574   (a)    627,171   (a)    1,604,826   (a)    1,970,405   (a)    2,799,589
                      (b)     88,229   (b)    395,491   (b)    220,682   (b)      412,844   (b)      389,159   (b)      714,650
                      (c)        N/A   (c)     26,458   (c)    120,356   (c)      232,720   (c)      186,829   (c)      211,931
                      (d)        N/A   (d)        N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------------------

                           FISCAL
                            YEAR
                            ENDED
                           4/30/10
--------------------------------------
Real Return (formerly known as
  Strategic Fixed Income) (Inception
  Date: (a) & (b) & (c) 2/14/05 (d)
  5/13/09)
  Beginning AUV....    (a)  $    9.733
                       (b)  $    9.624
                       (c)  $    9.563
                       (d)  $    9.559
  Ending AUV.......    (a)  $   11.413
                       (b)  $   11.256
                       (c)  $   11.169
                       (d)  $   10.943
  Ending Number of
     AUs...........    (a)     691,039
                       (b)      99,515
                       (c)     127,243
                       (d)       1,511
--------------------------------------

Cash Management (Inception Date:
  (a) & (b) 11/17/03 (c) 8/02/04 (d)
  5/13/09)
  Beginning AUV....    (a)  $   11.122
                       (b)  $   10.891
                       (c)  $   10.837
                       (d)  $   10.626
  Ending AUV.......    (a)  $   10.928
                       (b)  $   10.674
                       (c)  $   10.605
                       (d)  $   10.279
  Ending Number of
     AUs...........    (a)   1,655,703
                       (b)     251,928
                       (c)     145,874
                       (d)           0
--------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) With election of EstatePlus for contracts issued before August 2, 2004 (1.65%).+
     (c) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%) for contracts issued on or after August 2, 2004 (1.80%).
     (d) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.
     The Separate Account has a fiscal year end of April 30.
     + If you purchased your contract before August 2, 2004, the total maximum separate account annual expenses (including the optional enhanced death benefit and EstatePlus) offered in your contract is 1.65% instead of 1.80%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOCUSED PORTFOLIOS


                                               FISCAL             FISCAL             FISCAL             FISCAL
SEASONS SERIES              INCEPTION           YEAR               YEAR               YEAR               YEAR
TRUST --                       TO               ENDED              ENDED              ENDED              ENDED
CLASS 3 SHARES               4/30/04           4/30/05            4/30/06            4/30/07            4/30/08
-------------------------------------------------------------------------------------------------------------------
Focus Growth (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $  6.862   (a)   $    7.133   (a)   $    6.791   (a)   $    8.099   (a)   $    8.339
                         (b)   $  6.810   (b)   $    7.073   (b)   $    6.717   (b)   $    7.990   (b)   $    8.206
                         (c)        N/A   (c)   $    6.605   (c)   $    6.716   (c)   $    7.977   (c)   $    8.181
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $  7.133   (a)   $    6.791   (a)   $    8.099   (a)   $    8.339   (a)   $    8.776
                         (b)   $  7.073   (b)   $    6.717   (b)   $    7.990   (b)   $    8.206   (b)   $    8.615
                         (c)        N/A   (c)   $    6.716   (c)   $    7.977   (c)   $    8.181   (c)   $    8.575
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    638,434   (a)    1,813,875   (a)    2,186,196   (a)    2,051,199   (a)    2,074,125
                         (b)    447,673   (b)      946,546   (b)      910,132   (b)      775,330   (b)      693,240
                         (c)        N/A   (c)       98,647   (c)      170,968   (c)      185,818   (c)      153,733
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------

Focus Growth and Income* (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $  8.743   (a)   $    9.047   (a)   $    9.099   (a)   $   10.509   (a)   $   11.846
                         (b)   $  8.304   (b)   $    8.582   (b)   $    8.608   (b)   $    9.918   (b)   $   11.152
                         (c)        N/A   (c)   $    8.188   (c)   $    8.586   (c)   $    9.878   (c)   $   11.090
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $  9.047   (a)   $    9.099   (a)   $   10.509   (a)   $   11.846   (a)   $   10.842
                         (b)   $  8.582   (b)   $    8.608   (b)   $    9.918   (b)   $   11.152   (b)   $   10.181
                         (c)        N/A   (c)   $    8.586   (c)   $    9.878   (c)   $   11.090   (c)   $   10.109
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    391,752   (a)    1,208,650   (a)    1,315,042   (a)    1,454,619   (a)    1,365,057
                         (b)    405,658   (b)      761,677   (b)      747,540   (b)      614,963   (b)      577,434
                         (c)        N/A   (c)       83,262   (c)      119,174   (c)      142,766   (c)      147,758
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------

                              FISCAL             FISCAL
SEASONS SERIES                 YEAR               YEAR
TRUST --                       ENDED              ENDED
CLASS 3 SHARES                4/30/09            4/30/10
------------------------------------------------------------
Focus Growth (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04
  (d) 5/13/09)
  Beginning AUV.......   (a)   $    8.776    (a)  $    5.558
                         (b)   $    8.615    (b)  $    5.442
                         (c)   $    8.575    (c)  $    5.409
                         (d)          N/A    (d)  $    5.271
  Ending AUV..........   (a)   $    5.558    (a)  $    7.738
                         (b)   $    5.442    (b)  $    7.558
                         (c)   $    5.409    (c)  $    7.501
                         (d)          N/A    (d)  $    7.329
  Ending Number of
     AUs..............   (a)    1,662,300    (a)   1,261,285
                         (b)      581,925    (b)     512,319
                         (c)      119,950    (c)     101,551
                         (d)          N/A    (d)           0
------------------------------------------------------------

Focus Growth and Income* (Inception Date: (a) & (b) 11/17/03
  (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $   10.842    (a)  $    6.931
                         (b)   $   10.181    (b)  $    6.492
                         (c)   $   10.109    (c)  $    6.437
                         (d)          N/A    (d)  $    6.453
  Ending AUV..........   (a)   $    6.931    (a)  $    9.542
                         (b)   $    6.492    (b)  $    8.916
                         (c)   $    6.437    (c)  $    8.826
                         (d)          N/A    (d)  $    8.613
  Ending Number of
     AUs..............   (a)      996,418    (a)     834,939
                         (b)      419,835    (b)     398,863
                         (c)      124,384    (c)     109,193
                         (d)          N/A    (d)       2,264
------------------------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) With election of EstatePlus for contracts issued before August 2, 2004 (1.65%).+
     (c) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%) for contracts issued on or after August 2, 2004 (1.80%).
     (d) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.
     * On or about October 1, 2010 (1) Large Cap Composite Variable Portfolio will merge into the Focus Growth Variable Portfolio; and (2) Focus TechNet and Focus Growth and Income Variable Portfolios will merge into the Focus Growth Variable Portfolio, subject to shareholder and other necessary approvals.
     The Separate Account has a fiscal year end of April 30.
     + If you purchased your contract before August 2, 2004, the total maximum separate account annual expenses (including the optional enhanced death benefit and EstatePlus) offered in your contract is 1.65% instead of 1.80%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                               FISCAL             FISCAL             FISCAL             FISCAL
                            INCEPTION           YEAR               YEAR               YEAR               YEAR
                               TO               ENDED              ENDED              ENDED              ENDED
                             4/30/04           4/30/05            4/30/06            4/30/07            4/30/08
-------------------------------------------------------------------------------------------------------------------
Focus Value (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $ 11.626   (a)   $   12.277   (a)   $   13.559   (a)   $   16.141   (a)   $   19.517
                         (b)   $ 11.566   (b)   $   12.188   (b)   $   13.428   (b)   $   15.940   (b)   $   19.231
                         (c)        N/A   (c)   $   12.187   (c)   $   13.396   (c)   $   15.884   (c)   $   19.129
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $ 12.277   (a)   $   13.559   (a)   $   16.141   (a)   $   19.517   (a)   $   17.941
                         (b)   $ 12.188   (b)   $   13.428   (b)   $   15.940   (b)   $   19.231   (b)   $   17.633
                         (c)        N/A   (c)   $   13.396   (c)   $   15.884   (c)   $   19.129   (c)   $   17.513
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    213,874   (a)      775,409   (a)      969,738   (a)    1,176,543   (a)    1,088,999
                         (b)    170,927   (b)      435,201   (b)      433,581   (b)      477,058   (b)      444,769
                         (c)        N/A   (c)       58,865   (c)       86,416   (c)       99,160   (c)       98,641
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------

Focus TechNet* (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $  3.860   (a)   $    4.294   (a)   $    4.142   (a)   $    5.382   (a)   $    5.269
                         (b)   $  4.249   (b)   $    4.725   (b)   $    4.545   (b)   $    5.892   (b)   $    5.754
                         (c)        N/A   (c)   $    4.400   (c)   $    4.547   (c)   $    5.885   (c)   $    5.739
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $  4.294   (a)   $    4.142   (a)   $    5.382   (a)   $    5.269   (a)   $    5.271
                         (b)   $  4.725   (b)   $    4.545   (b)   $    5.892   (b)   $    5.754   (b)   $    5.741
                         (c)        N/A   (c)   $    4.547   (c)   $    5.885   (c)   $    5.739   (c)   $    5.717
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    621,962   (a)    1,713,900   (a)    2,003,676   (a)    1,885,829   (a)    1,921,507
                         (b)    293,811   (b)      591,914   (b)      606,707   (b)      463,474   (b)      414,622
                         (c)        N/A   (c)       68,594   (c)      139,713   (c)      121,359   (c)      105,545
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------

                              FISCAL             FISCAL
                               YEAR               YEAR
                               ENDED              ENDED
                              4/30/09            4/30/10
------------------------------------------------------------
Focus Value (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04
  (d) 5/13/09)
  Beginning AUV.......   (a)   $   17.941    (a)  $   12.223
                         (b)   $   17.633    (b)  $   11.983
                         (c)   $   17.513    (c)  $   11.884
                         (d)          N/A    (d)  $   11.859
  Ending AUV..........   (a)   $   12.223    (a)  $   16.212
                         (b)   $   11.983    (b)  $   15.855
                         (c)   $   11.884    (c)  $   15.700
                         (d)          N/A    (d)  $   15.396
  Ending Number of
     AUs..............   (a)      844,747    (a)     719,926
                         (b)      228,325    (b)     202,872
                         (c)       71,354    (c)      57,240
                         (d)          N/A    (d)         922
------------------------------------------------------------

Focus TechNet* (Inception Date: (a) & (b) 11/17/03
  (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $    5.271    (a)  $    3,834
                         (b)   $    5.741    (b)  $    4,166
                         (c)   $    5.717    (c)  $    4.142
                         (d)          N/A    (d)  $    3.941
  Ending AUV..........   (a)   $    3.834    (a)  $    5.263
                         (b)   $    4.166    (b)  $    5.704
                         (c)   $    4.142    (c)  $    5.663
                         (d)          N/A    (d)  $    5.657
  Ending Number of
     AUs..............   (a)    1,398,766    (a)   1,468,870
                         (b)      324,313    (b)     341,210
                         (c)      107,588    (c)     115,067
                         (d)          N/A    (d)           0
------------------------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) With election of EstatePlus for contracts issued before August 2, 2004 (1.65%).+
     (c) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%) for contracts issued on or after August 2, 2004 (1.80%).
     (d) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.
     * On or about October 1, 2010 (1) Large Cap Composite Variable Portfolio will merge into the Focus Growth Variable Portfolio; and (2) Focus TechNet and Focus Growth and Income Variable Portfolios will merge into the Focus Growth Variable Portfolio, subject to shareholder and other necessary approvals.
     The Separate Account has a fiscal year end of April 30.
     + If you purchased your contract before August 2, 2004, the total maximum separate account annual expenses (including the optional enhanced death benefit and EstatePlus) offered in your contract is 1.65% instead of 1.80%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


MANAGED ALLOCATION PORTFOLIOS



                                           FISCAL            FISCAL             FISCAL             FISCAL              FISCAL
                           INCEPTION        YEAR              YEAR               YEAR               YEAR                YEAR
SEASONS SERIES TRUST --        TO           ENDED             ENDED              ENDED              ENDED              ENDED
CLASS 3 SHARES              4/30/04        4/30/05           4/30/06            4/30/07            4/30/08            4/30/09
----------------------------------------------------------------------------------------------------------------------------------
Allocation Growth (Inception Date: (a) & (b) & (c) 2/14/05 (d) 5/13/09)
  Beginning AUV.........   (a)   N/A   (a)   $ 10.000   (a)   $    9.576   (a)   $   11.500   (a)   $   12.826   (a)   $    12.157
                           (b)   N/A   (b)   $ 10.000   (b)   $    9.571   (b)   $   11.466   (b)   $   12.757   (b)   $    12.061
                           (c)   N/A   (c)   $ 10.000   (c)   $    9.568   (c)   $   11.446   (c)   $   12.715   (c)   $    12.004
                           (d)   N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)           N/A
  Ending AUV............   (a)   N/A   (a)   $  9.576   (a)   $   11.500   (a)   $   12.826   (a)   $   12.157   (a)   $     7.696
                           (b)   N/A   (b)   $  9.571   (b)   $   11.466   (b)   $   12.757   (b)   $   12.061   (b)   $     7.616
                           (c)   N/A   (c)   $  9.568   (c)   $   11.446   (c)   $   12.715   (c)   $   12.004   (c)   $     7.570
                           (d)   N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)           N/A
  Ending Number of AUs..   (a)   N/A   (a)    245,215   (a)    1,633,946   (a)    4,411,940   (a)    5,243,308   (a)     4,980,867
                           (b)   N/A   (b)     37,123   (b)       60,579   (b)      145,905   (b)      147,320   (b)       104,355
                           (c)   N/A   (c)     19,728   (c)      461,878   (c)      926,712   (c)      897,070   (c)       784,759
                           (d)   N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)           N/A
----------------------------------------------------------------------------------------------------------------------------------

Allocation Moderate Growth (Inception Date: (a) & (b) & (c) 2/14/05 (d) 5/13/09)
  Beginning AUV.........   (a)   N/A   (a)   $ 10.000   (a)   $    9.638   (a)   $   11.223   (a)   $   12.418   (a)   $    11.929
                           (b)   N/A   (b)   $ 10.000   (b)   $    9.633   (b)   $   11.189   (b)   $   12.350   (b)   $    11.834
                           (c)   N/A   (c)   $ 10.000   (c)   $    9.630   (c)   $   11.170   (c)   $   12.309   (c)   $    11.777
                           (d)   N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)           N/A
  Ending AUV............   (a)   N/A   (a)   $  9.638   (a)   $   11.223   (a)   $   12.418   (a)   $   11.929   (a)   $     8.094
                           (b)   N/A   (b)   $  9.633   (b)   $   11.189   (b)   $   12.350   (b)   $   11.834   (b)   $     8.010
                           (c)   N/A   (c)   $  9.630   (c)   $   11.170   (c)   $   12.309   (c)   $   11.777   (c)   $     7.959
                           (d)   N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)           N/A
  Ending Number of AUs..   (a)   N/A   (a)    299,510   (a)    2,564,162   (a)    6,131,817   (a)    9,703,959   (a)    13,687,068
                           (b)   N/A   (b)     19,076   (b)      223,661   (b)      405,845   (b)      369,250   (b)       138,739
                           (c)   N/A   (c)     31,303   (c)      642,456   (c)    1,012,856   (c)    1,399,222   (c)     1,552,454
                           (d)   N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)           N/A
----------------------------------------------------------------------------------------------------------------------------------

Allocation Moderate (Inception Date: (a) & (b) & (c) 2/14/05 (d) 5/13/09)
  Beginning AUV.........   (a)   N/A   (a)   $ 10.000   (a)   $    9.691   (a)   $   10.967   (a)   $   12.041   (a)   $    11.713
                           (b)   N/A   (b)   $ 10.000   (b)   $    9.686   (b)   $   10.934   (b)   $   11.974   (b)   $    11.619
                           (c)   N/A   (c)   $ 10.000   (c)   $    9.683   (c)   $   10.914   (c)   $   11.935   (c)   $    11.564
                           (d)   N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)           N/A
  Ending AUV............   (a)   N/A   (a)   $  9.691   (a)   $   10.967   (a)   $   12.041   (a)   $   11.713   (a)   $     8.498
                           (b)   N/A   (b)   $  9.686   (b)   $   10.934   (b)   $   11.974   (b)   $   11.619   (b)   $     8.409
                           (c)   N/A   (c)   $  9.683   (c)   $   10.914   (c)   $   11.935   (c)   $   11.564   (c)   $     8.357
                           (d)   N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)           N/A
  Ending Number of AUs..   (a)   N/A   (a)    280,165   (a)    2,016,797   (a)    3,615,558   (a)    4,990,197   (a)     6,302,944
                           (b)   N/A   (b)    137,803   (b)      350,775   (b)      550,983   (b)      569,153   (b)       285,246
                           (c)   N/A   (c)     29,927   (c)      404,135   (c)      809,761   (c)      872,698   (c)       861,566
                           (d)   N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)           N/A
----------------------------------------------------------------------------------------------------------------------------------

                                 FISCAL
                                  YEAR
SEASONS SERIES TRUST --          ENDED
CLASS 3 SHARES                  4/30/10
--------------------------------------------
Allocation Growth (Inception Date: (a) & (b)
  & (c) 2/14/05 (d) 5/13/09)
  Beginning AUV.........    (a)  $     7.696
                            (b)  $     7.616
                            (c)  $     7.570
                            (d)  $     7.586
  Ending AUV............    (a)  $    10.554
                            (b)  $    10.419
                            (c)  $    10.340
                            (d)  $    10.226
  Ending Number of AUs..    (a)    4,339,324
                            (b)       96,223
                            (c)      704,974
                            (d)            0
--------------------------------------------

Allocation Moderate Growth (Inception Date:
  (a) & (b) & (c) 2/14/05 (d) 5/13/09)
  Beginning AUV.........    (a)  $     8.094
                            (b)  $     8.010
                            (c)  $     7.959
                            (d)  $     7.962
  Ending AUV............    (a)  $    10.633
                            (b)  $    10.496
                            (c)  $    10.415
                            (d)  $    10.275
  Ending Number of AUs..    (a)   13,903,229
                            (b)      140,782
                            (c)    1,356,180
                            (d)       24,292
--------------------------------------------

Allocation Moderate (Inception Date: (a) &
  (b) & (c) 2/14/05 (d) 5/13/09)
  Beginning AUV.........    (a)  $     8.498
                            (b)  $     8.409
                            (c)  $     8.357
                            (d)  $     8.333
  Ending AUV............    (a)  $    10.943
                            (b)  $    10.801
                            (c)  $    10.718
                            (d)  $    10.537
  Ending Number of AUs..    (a)    6,134,679
                            (b)      308,406
                            (c)      761,079
                            (d)        4,969
--------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) With election of EstatePlus for contracts issued before August 2, 2004 (1.65%).+
     (c) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%) for contracts issued on or after August 2, 2004 (1.80%).
     (d) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.
     The Separate Account has a fiscal year end of April 30.
     + If you purchased your contract before August 2, 2004, the total maximum separate account annual expenses (including the optional enhanced death benefit and EstatePlus) offered in your contract is 1.65% instead of 1.80%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                             FISCAL           FISCAL            FISCAL             FISCAL             FISCAL
                             INCEPTION        YEAR             YEAR              YEAR               YEAR               YEAR
                                 TO           ENDED            ENDED             ENDED              ENDED              ENDED
                              4/30/04        4/30/05          4/30/06           4/30/07            4/30/08            4/30/09
---------------------------------------------------------------------------------------------------------------------------------
Allocation Balanced (Inception Date: (a) & (b) & (c) 2/14/05 (d) 5/13/09)
  Beginning AUV...........   (a)   N/A   (a)   $ 10.000   (a)   $  9.749   (a)   $   10.693   (a)   $   11.622   (a)   $   11.450
                             (b)   N/A   (b)   $ 10.000   (b)   $  9.744   (b)   $   10.661   (b)   $   11.558   (b)   $   11.359
                             (c)   N/A   (c)   $ 10.000   (c)   $  9.741   (c)   $   10.642   (c)   $   11.520   (c)   $   11.304
                             (d)   N/A   (d)        N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..............   (a)   N/A   (a)   $  9.749   (a)   $ 10.693   (a)   $   11.622   (a)   $   11.450   (a)   $    8.893
                             (b)   N/A   (b)   $  9.744   (b)   $ 10.661   (b)   $   11.558   (b)   $   11.359   (b)   $    8.800
                             (c)   N/A   (c)   $  9.741   (c)   $ 10.642   (c)   $   11.520   (c)   $   11.304   (c)   $    8.744
                             (d)   N/A   (d)        N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of AUs....   (a)   N/A   (a)    420,059   (a)    892,905   (a)    1,823,557   (a)    3,131,396   (a)    4,761,842
                             (b)   N/A   (b)        621   (b)     56,908   (b)      124,945   (b)      122,448   (b)      127,824
                             (c)   N/A   (c)      7,747   (c)    312,831   (c)      468,101   (c)      544,759   (c)      519,958
                             (d)   N/A   (d)        N/A   (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A
---------------------------------------------------------------------------------------------------------------------------------

                                  FISCAL
                                   YEAR
                                   ENDED
                                  4/30/10
---------------------------------------------
Allocation Balanced (Inception Date: (a) &
  (b) & (c) 2/14/05 (d) 5/13/09)
  Beginning AUV...........    (a)  $    8.893
                              (b)  $    8.800
                              (c)  $    8.744
                              (d)  $    8.696
  Ending AUV..............    (a)  $   11.045
                              (b)  $   10.901
                              (c)  $   10.817
                              (d)  $   10.594
  Ending Number of AUs....    (a)   5,055,572
                              (b)     103,539
                              (c)     474,647
                              (d)           0
---------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) With election of EstatePlus for contracts issued before August 2, 2004 (1.65%).+
     (c) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%) for contracts issued on or after August 2, 2004 (1.80%).
     (d) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.
     The Separate Account has a fiscal year end of April 30.
     + If you purchased your contract before August 2, 2004, the total maximum separate account annual expenses (including the optional enhanced death benefit and EstatePlus) offered in your contract is 1.65% instead of 1.80%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SEASONS STRATEGIES


                                               FISCAL             FISCAL             FISCAL             FISCAL
SEASONS SERIES              INCEPTION           YEAR               YEAR               YEAR               YEAR
TRUST --                       TO               ENDED              ENDED              ENDED              ENDED
CLASS 3 SHARES               4/30/04           4/30/05            4/30/06            4/30/07            4/30/08
-------------------------------------------------------------------------------------------------------------------
Growth (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $ 14.250   (a)   $   14.879   (a)   $   15.596   (a)   $   17.928   (a)   $   19.809
                         (b)   $ 14.141   (b)   $   14.761   (b)   $   15.434   (b)   $   17.697   (b)   $   19.504
                         (c)        N/A   (c)   $   14.403   (c)   $   15.401   (c)   $   17.635   (c)   $   19.406
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $ 14.879   (a)   $   15.596   (a)   $   17.928   (a)   $   19.809   (a)   $   19.778
                         (b)   $ 14.761   (b)   $   15.434   (b)   $   17.697   (b)   $   19.504   (b)   $   19.426
                         (c)        N/A   (c)   $   15.401   (c)   $   17.635   (c)   $   19.406   (c)   $   19.299
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    285,421   (a)    1,227,721   (a)    1,644,116   (a)    1,981,456   (a)    2,240,470
                         (b)    371,858   (b)      782,465   (b)      793,940   (b)      720,370   (b)      647,357
                         (c)        N/A   (c)      104,418   (c)      206,162   (c)      218,497   (c)      253,741
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $ 14.208   (a)   $   14.726   (a)   $   15.360   (a)   $   17.343   (a)   $   19.067
                         (b)   $ 14.100   (b)   $   14.596   (b)   $   15.187   (b)   $   17.104   (b)   $   18.757
                         (c)        N/A   (c)   $   14.287   (c)   $   15.192   (c)   $   17.085   (c)   $   18.708
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $ 14.726   (a)   $   15.360   (a)   $   17.343   (a)   $   19.067   (a)   $   18.974
                         (b)   $ 14.596   (b)   $   15.187   (b)   $   17.104   (b)   $   18.757   (b)   $   18.619
                         (c)        N/A   (c)   $   15.192   (c)   $   17.085   (c)   $   18.708   (c)   $   18.542
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    828,761   (a)    2,808,761   (a)    3,525,519   (a)    3,862,365   (a)    3,684,407
                         (b)    753,081   (b)    1,843,632   (b)    1,743,550   (b)    1,528,051   (b)    1,295,850
                         (c)        N/A   (c)      143,103   (c)      293,049   (c)      332,116   (c)      312,182
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $ 13.925   (a)   $   14.386   (a)   $   15.028   (a)   $   16.452   (a)   $   17.978
                         (b)   $ 13.820   (b)   $   14.254   (b)   $   14.853   (b)   $   16.219   (b)   $   17.679
                         (c)        N/A   (c)   $   14.091   (c)   $   14.856   (c)   $   16.199   (c)   $   17.631
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $ 14.386   (a)   $   15.028   (a)   $   16.452   (a)   $   17.978   (a)   $   18.179
                         (b)   $ 14.254   (b)   $   14.853   (b)   $   16.219   (b)   $   17.679   (b)   $   17.832
                         (c)        N/A   (c)   $   14.856   (c)   $   16.199   (c)   $   17.631   (c)   $   17.757
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    462,446   (a)    2,273,244   (a)    2,601,896   (a)    2,696,050   (a)    2,449,865
                         (b)    585,637   (b)    1,663,009   (b)    1,553,618   (b)    1,325,280   (b)    1,161,735
                         (c)        N/A   (c)      191,568   (c)      305,669   (c)      292,422   (c)      232,522
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------

                              FISCAL             FISCAL
SEASONS SERIES                 YEAR               YEAR
TRUST --                       ENDED              ENDED
CLASS 3 SHARES                4/30/09            4/30/10
------------------------------------------------------------
Growth (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04
  (d) 5/13/09)
  Beginning AUV.......   (a)   $   19.778    (a)  $   14.063
                         (b)   $   19.426    (b)  $   13.778
                         (c)   $   19.299    (c)  $   13.667
                         (d)          N/A    (d)  $   13.522
  Ending AUV..........   (a)   $   14.063    (a)  $   18.745
                         (b)   $   13.778    (b)  $   18.319
                         (c)   $   13.667    (c)  $   18.145
                         (d)          N/A    (d)  $   17.786
  Ending Number of
     AUs..............   (a)    1,952,642    (a)   1,752,984
                         (b)      512,108    (b)     401,754
                         (c)      269,988    (c)     242,360
                         (d)          N/A    (d)           0
------------------------------------------------------------
Moderate Growth (Inception Date: (a) & (b) 11/17/03
  (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $   18.974    (a)  $   14.056
                         (b)   $   18.619    (b)  $   13.759
                         (c)   $   18.542    (c)  $   13.681
                         (d)          N/A    (d)  $   13.561
  Ending AUV..........   (a)   $   14.056    (a)  $   18.471
                         (b)   $   13.759    (b)  $   18.035
                         (c)   $   13.681    (c)  $   17.907
                         (d)          N/A    (d)  $   17.571
  Ending Number of
     AUs..............   (a)    3,143,400    (a)   2,797,221
                         (b)    1,256,901    (b)   1,160,608
                         (c)      329,213    (c)     263,301
                         (d)          N/A    (d)           0
------------------------------------------------------------
Balanced Growth (Inception Date: (a) & (b) 11/17/03
  (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $   18.179    (a)  $   14.087
                         (b)   $   17.832    (b)  $   13.784
                         (c)   $   17.757    (c)  $   13.705
                         (d)          N/A    (d)  $   13.619
  Ending AUV..........   (a)   $   14.087    (a)  $   18.050
                         (b)   $   13.784    (b)  $   17.618
                         (c)   $   13.705    (c)  $   17.490
                         (d)          N/A    (d)  $   17.168
  Ending Number of
     AUs..............   (a)    1,959,322    (a)   1,819,225
                         (b)      921,289    (b)     849,157
                         (c)      199,129    (c)     189,209
                         (d)          N/A    (d)           0
------------------------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) With election of EstatePlus for contracts issued before August 2, 2004 (1.65%).+
     (c) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%) for contracts issued on or after August 2, 2004 (1.80%).
     (d) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.
     The Separate Account has a fiscal year end of April 30.
     + If you purchased your contract before August 2, 2004, the total maximum separate account annual expenses (including the optional enhanced death benefit and EstatePlus) offered in your contract is 1.65% instead of 1.80%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                               FISCAL             FISCAL             FISCAL             FISCAL
SEASONS SERIES              INCEPTION           YEAR               YEAR               YEAR               YEAR
TRUST --                       TO               ENDED              ENDED              ENDED              ENDED
CLASS 3 SHARES               4/30/04           4/30/05            4/30/06            4/30/07            4/30/08
-------------------------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: (a) & (b) 11/17/03 (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $ 13.875   (a)   $   14.206   (a)   $   14.784   (a)   $   15.837   (a)   $   17.186
                         (b)   $ 13.762   (b)   $   14.092   (b)   $   14.630   (b)   $   15.633   (b)   $   16.921
                         (c)        N/A   (c)   $   13.982   (c)   $   14.614   (c)   $   15.593   (c)   $   16.853
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending AUV..........   (a)   $ 14.206   (a)   $   14.784   (a)   $   15.837   (a)   $   17.186   (a)   $   17.314
                         (b)   $ 14.092   (b)   $   14.630   (b)   $   15.633   (b)   $   16.921   (b)   $   17.006
                         (c)        N/A   (c)   $   14.614   (c)   $   15.593   (c)   $   16.853   (c)   $   16.912
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
  Ending Number of
     AUs..............   (a)    419,883   (a)    1,354,541   (a)    1,470,241   (a)    1,526,721   (a)    1,775,391
                         (b)    374,265   (b)      832,423   (b)      792,144   (b)      649,043   (b)      592,298
                         (c)        N/A   (c)      114,090   (c)      142,895   (c)      223,456   (c)      257,002
                         (d)        N/A   (d)          N/A   (d)          N/A   (d)          N/A   (d)          N/A
-------------------------------------------------------------------------------------------------------------------

                              FISCAL             FISCAL
SEASONS SERIES                 YEAR               YEAR
TRUST --                       ENDED              ENDED
CLASS 3 SHARES                4/30/09            4/30/10
------------------------------------------------------------
Conservative Growth (Inception Date: (a) & (b) 11/17/03
  (c) 8/02/04 (d) 5/13/09)
  Beginning AUV.......   (a)   $   17.314    (a)  $   14.189
                         (b)   $   17.006    (b)  $   13.901
                         (c)   $   16.912    (c)  $   13.804
                         (d)          N/A    (d)  $   13.727
  Ending AUV..........   (a)   $   14.189    (a)  $   17.840
                         (b)   $   13.901    (b)  $   17.434
                         (c)   $   13.804    (c)  $   17.285
                         (d)          N/A    (d)  $   16.803
  Ending Number of
     AUs..............   (a)    1,642,066    (a)   1,590,132
                         (b)      404,859    (b)     369,523
                         (c)      242,585    (c)     207,994
                         (d)          N/A    (d)           0
------------------------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) With election of EstatePlus for contracts issued before August 2, 2004 (1.65%).+
     (c) With election of the optional enhanced death benefit (0.15%) and EstatePlus (0.25%) for contracts issued on or after August 2, 2004 (1.80%).
     (d) Reflecting maximum separate account annual expenses with election of the optional Combination HV & Roll-Up death benefit.
     The Separate Account has a fiscal year end of April 30.
     + If you purchased your contract before August 2, 2004, the total maximum separate account annual expenses (including the optional enhanced death benefit and EstatePlus) offered in your contract is 1.65% instead of 1.80%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SELECT PORTFOLIOS



                         FISCAL             FISCAL             FISCAL             FISCAL
SEASONS SERIES            YEAR               YEAR               YEAR               YEAR
TRUST --                 ENDED              ENDED              ENDED              ENDED
CLASS 2 SHARES*         4/30/01            4/30/02            4/30/03            4/30/04
--------------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $    13.99    (a)  $   10.121    (a)  $    7.931    (a)  $    6.806
                    (b)  $    13.99    (b)  $   10.107    (b)  $    7.900    (b)  $    6.763
  Ending AUV....    (a)  $    10.12    (a)  $    7.931    (a)  $    6.806    (a)  $    8.101
                    (b)  $    10.11    (b)  $    7.900    (b)  $    6.763    (b)  $    8.029
  Ending Number
     of AUs.....    (a)     138,746    (a)     858,299    (a)   1,469,235    (a)   2,278,875
                    (b)   1,108,465    (b)   3,700,885    (b)   4,665,791    (b)   5,712,326
--------------------------------------------------------------------------------------------

Large Cap Composite** (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $    12.30    (a)  $   10.419    (a)  $    8.858    (a)  $    7.441
                    (b)  $    12.30    (b)  $   10.405    (b)  $    8.825    (b)  $    7.394
  Ending AUV....    (a)  $    10.42    (a)  $    8.858    (a)  $    7.441    (a)  $    8.814
                    (b)  $    10.40    (b)  $    8.825    (b)  $    7.394    (b)  $    8.736
  Ending Number
     of AUs.....    (a)      30,196    (a)     358,258    (a)     763,947    (a)   1,088,687
                    (b)     397,804    (b)   1,315,528    (b)   1,546,325    (b)   1,800,336
--------------------------------------------------------------------------------------------

Large Cap Value (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $    10.79    (a)  $   12.354    (a)  $   11.297    (a)  $    9.433
                    (b)  $    10.79    (b)  $   12.338    (b)  $   11.254    (b)  $    9.374
  Ending AUV....    (a)  $    12.35    (a)  $   11.297    (a)  $    9.433    (a)  $   11.652
                    (b)  $    12.34    (b)  $   11.254    (b)  $    9.374    (b)  $   11.550
  Ending Number
     of  AUs....    (a)     110,091    (a)     957,260    (a)   1,479,497    (a)   2,077,059
                    (b)     899,551    (b)   3,590,415    (b)   4,109,010    (b)   4,937,302
--------------------------------------------------------------------------------------------

Mid Cap Growth (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $    16.85    (a)  $   13.691    (a)  $   12.185    (a)  $   10.242
                    (b)  $    16.85    (b)  $   13.674    (b)  $   12.140    (b)  $   10.178
  Ending AUV....    (a)  $    13.69    (a)  $   12.185    (a)  $   10.242    (a)  $   13.748
                    (b)  $    13.67    (b)  $   12.140    (b)  $   10.178    (b)  $   13.627
  Ending Number
     of AUs.....    (a)      80,629    (a)     523,422    (a)     776,963    (a)   1,315,460
                    (b)     678,174    (b)   2,223,309    (b)   2,421,115    (b)   3,257,802
--------------------------------------------------------------------------------------------

Mid Cap Value (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $    11.14    (a)  $   14.202    (a)  $   15.629    (a)  $   13.157
                    (b)  $    11.14    (b)  $   14.184    (b)  $   15.569    (b)  $   13.073
  Ending AUV....    (a)  $    14.20    (a)  $   15.629    (a)  $   13.157    (a)  $   17.260
                    (b)  $    14.18    (b)  $   15.569    (b)  $   13.073    (b)  $   17.107
  Ending Number
     of AUs.....    (a)      98,363    (a)     661,329    (a)   1,014,719    (a)   1,300,186
                    (b)     598,874    (b)   2,517,897    (b)   2,482,363    (b)   3,090,567
--------------------------------------------------------------------------------------------

                         FISCAL             FISCAL             FISCAL             FISCAL             FISCAL             FISCAL
SEASONS SERIES            YEAR               YEAR               YEAR               YEAR               YEAR               YEAR
TRUST --                 ENDED              ENDED              ENDED              ENDED              ENDED              ENDED
CLASS 2 SHARES*         4/30/05            4/30/06            4/30/07            4/30/08            4/30/09            4/30/10
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $    8.101    (a)  $    8.386    (a)  $    9.580    (a)  $   10.366    (a)  $   11.010    (a)  $    7.086
                    (b)  $    8.029    (b)  $    8.291    (b)  $    9.448    (b)  $   10.197    (b)  $   10.804    (b)  $    6.936
  Ending AUV....    (a)  $    8.386    (a)  $    9.580    (a)  $   10.366    (a)  $   11.010    (a)  $    7.086    (a)  $    9.415
                    (b)  $    8.291    (b)  $    9.448    (b)  $   10.197    (b)  $   10.804    (b)  $    6.936    (b)  $    9.193
  Ending Number
     of AUs.....    (a)   2,111,495    (a)   2,133,707    (a)   1,890,353    (a)   1,587,170    (a)   1,163,320    (a)   1,046,003
                    (b)   5,308,523    (b)   5,118,417    (b)   4,408,016    (b)   3,683,824    (b)   2,811,120    (b)   2,495,735
----------------------------------------------------------------------------------------------------------------------------------

Large Cap Composite** (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $    8.814    (a)  $    9.172    (a)  $   10.319    (a)  $   11.638    (a)  $   11.014    (a)  $    6.984
                    (b)  $    8.736    (b)  $    9.068    (b)  $   10.177    (b)  $   11.449    (b)  $   10.808    (b)  $    6.837
  Ending AUV....    (a)  $    9.172    (a)  $   10.319    (a)  $   11.638    (a)  $   11.014    (a)  $    6.984    (a)  $    9.381
                    (b)  $    9.068    (b)  $   10.177    (b)  $   11.449    (b)  $   10.808    (b)  $    6.837    (b)  $    9.160
  Ending Number
     of AUs.....    (a)     968,668    (a)     912,953    (a)     878,843    (a)     716,545    (a)     433,237    (a)     383,304
                    (b)   1,716,025    (b)   1,567,798    (b)   1,469,654    (b)   1,197,606    (b)     884,756    (b)     720,041
----------------------------------------------------------------------------------------------------------------------------------

Large Cap Value (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $   11.652    (a)  $   12.520    (a)  $   14.450    (a)  $   16.688    (a)  $   15.457    (a)  $    9.874
                    (b)  $   11.550    (b)  $   12.379    (b)  $   14.251    (b)  $   16.417    (b)  $   15.169    (b)  $    9.666
  Ending AUV....    (a)  $   12.520    (a)  $   14.450    (a)  $   16.688    (a)  $   15.457    (a)  $    9.874    (a)  $   13.908
                    (b)  $   12.379    (b)  $   14.251    (b)  $   16.417    (b)  $   15.169    (b)  $    9.666    (b)  $   13.580
  Ending Number
     of  AUs....    (a)   2,134,246    (a)   2,066,847    (a)   1,887,204    (a)   1,506,263    (a)   1,082,265    (a)     914,433
                    (b)   4,987,569    (b)   4,461,377    (b)   4,034,813    (b)   3,272,051    (b)   2,407,696    (b)   1,975,699
----------------------------------------------------------------------------------------------------------------------------------

Mid Cap Growth (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $   13.748    (a)  $   13.984    (a)  $   18.201    (a)  $   19.692    (a)  $   19.624    (a)  $   12.468
                    (b)  $   13.627    (b)  $   13.827    (b)  $   17.952    (b)  $   19.374    (b)  $   19.259    (b)  $   12.206
  Ending AUV....    (a)  $   13.984    (a)  $   18.201    (a)  $   19.692    (a)  $   19.624    (a)  $   12.468    (a)  $   17.977
                    (b)  $   13.827    (b)  $   17.952    (b)  $   19.374    (b)  $   19.259    (b)  $   12.206    (b)  $   17.554
  Ending Number
     of AUs.....    (a)   1,216,232    (a)   1,288,130    (a)   1,161,992    (a)     985,100    (a)     699,117    (a)     565,741
                    (b)   2,939,384    (b)   2,881,797    (b)   2,417,823    (b)   2,001,839    (b)   1,508,677    (b)   1,240,865
----------------------------------------------------------------------------------------------------------------------------------

Mid Cap Value (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $   17.260    (a)  $   19.777    (a)  $   23.679    (a)  $   27.609    (a)  $   24.093    (a)  $   15.209
                    (b)  $   17.107    (b)  $   19.554    (b)  $   23.353    (b)  $   27.160    (b)  $   23.642    (b)  $   14.887
  Ending AUV....    (a)  $   19.777    (a)  $   23.679    (a)  $   27.609    (a)  $   24.093    (a)  $   15.209    (a)  $   22.303
                    (b)  $   19.554    (b)  $   23.353    (b)  $   27.160    (b)  $   23.642    (b)  $   14.887    (b)  $   21.777
  Ending Number
     of AUs.....    (a)   1,542,783    (a)   1,398,665    (a)   1,226,521    (a)     873,599    (a)     602,158    (a)     484,246
                    (b)   3,227,769    (b)   2,905,698    (b)   2,474,885    (b)   1,951,092    (b)   1,410,138    (b)   1,173,234
----------------------------------------------------------------------------------------------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) Reflecting maximum separate account annual expenses (1.65%).
     The Separate Account has a fiscal year end of April 30.
     * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).
     ** On or about October 1, 2010 (1) Large Cap Composite Variable Portfolio will merge into the Focus Growth Variable Portfolio; and (2) Focus TechNet and Focus Growth and Income Variable Portfolios will merge into the Focus Growth Variable Portfolio, subject to shareholder and other necessary approvals.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                         FISCAL             FISCAL             FISCAL             FISCAL
SEASONS SERIES            YEAR               YEAR               YEAR               YEAR
TRUST --                 ENDED              ENDED              ENDED              ENDED
CLASS 2 SHARES*         4/30/01            4/30/02            4/30/03            4/30/04
--------------------------------------------------------------------------------------------
Small Cap (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $    13.56    (a)  $   11.201    (a)  $   10.455    (a)  $    8.091
                    (b)  $    13.56    (b)  $   11.186    (b)  $   10.415    (b)  $    8.040
  Ending AUV....    (a)  $    11.20    (a)  $   10.455    (a)  $    8.091    (a)  $   10.387
                    (b)  $    11.19    (b)  $   10.415    (b)  $    8.040    (b)  $   10.295
  Ending Number
     of AUs.....    (a)      61,891    (a)     553,867    (a)     893,438    (a)   1,608,225
                    (b)     499,597    (b)   2,317,632    (b)   2,518,712    (b)   3,597,088
--------------------------------------------------------------------------------------------
International Equity (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $    12.46    (a)  $    9.608    (a)  $    7.768    (a)  $    5.829
                    (b)  $    12.46    (b)  $    9.595    (b)  $    7.742    (b)  $    5.802
  Ending AUV....    (a)  $     9.61    (a)  $    7.768    (a)  $    5.829    (a)  $    7.817
                    (b)  $     9.60    (b)  $    7.742    (b)  $    5.802    (b)  $    7.762
  Ending Number
     of AUs.....    (a)      87,318    (a)     833,895    (a)   1,625,696    (a)   2,159,492
                    (b)     532,261    (b)   1,773,503    (b)   2,547,690    (b)   4,127,078
--------------------------------------------------------------------------------------------

Diversified Fixed Income (Inception Date: 3/10/99)
  Beginning
     AUV........    (a)  $     9.96    (a)  $   10.570    (a)  $   10.912    (a)  $   11.733
                    (b)  $     9.96    (b)  $   10.555    (b)  $   10.870    (b)  $   11.658
  Ending AUV....    (a)  $    10.57    (a)  $   10.912    (a)  $   11.733    (a)  $   11.680
                    (b)  $    10.56    (b)  $   10.870    (b)  $   11.658    (b)  $   11.577
  Ending Number
     of AUs.....    (a)     217,162    (a)   1,388,027    (a)   3,232,484    (a)   3,279,348
                    (b)     732,849    (b)   3,049,466    (b)   8,024,390    (b)   6,462,854
--------------------------------------------------------------------------------------------
Cash Management (Inception Date: 3/26/99)
  Beginning
     AUV........    (a)  $    10.35    (a)  $   10.774    (a)  $   10.836    (a)  $   10.753
                    (b)  $    10.35    (b)  $   10.759    (b)  $   10.794    (b)  $   10.685
  Ending AUV....    (a)  $    10.77    (a)  $   10.836    (a)  $   10.753    (a)  $   10.620
                    (b)  $    10.76    (b)  $   10.794    (b)  $   10.685    (b)  $   10.526
  Ending Number
     of AUs.....    (a)     713,829    (a)   1,156,309    (a)   1,444,740    (a)   2,008,414
                    (b)   1,188,716    (b)   1,692,359    (b)   2,232,294    (b)   2,166,413
--------------------------------------------------------------------------------------------

                         FISCAL             FISCAL             FISCAL             FISCAL             FISCAL             FISCAL
SEASONS SERIES            YEAR               YEAR               YEAR               YEAR               YEAR               YEAR
TRUST --                 ENDED              ENDED              ENDED              ENDED              ENDED              ENDED
CLASS 2 SHARES*         4/30/05            4/30/06            4/30/07            4/30/08            4/30/09            4/30/10
----------------------------------------------------------------------------------------------------------------------------------
Small Cap (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $   10.387    (a)  $   10.357    (a)  $   12.882    (a)  $   13.829    (a)  $   11.532    (a)  $    7.990
                    (b)  $   10.295    (b)  $   10.240    (b)  $   12.704    (b)  $   13.604    (b)  $   11.317    (b)  $    7.822
  Ending AUV....    (a)  $   10.357    (a)  $   12.882    (a)  $   13.829    (a)  $   11.532    (a)  $    7.990    (a)  $   11.744
                    (b)  $   10.240    (b)  $   12.704    (b)  $   13.604    (b)  $   11.317    (b)  $    7.822    (b)  $   11.467
  Ending Number
     of AUs.....    (a)   1,499,655    (a)   1,539,229    (a)   1,270,683    (a)   1,039,564    (a)     789,589    (a)     732,913
                    (b)   3,277,172    (b)   3,255,160    (b)   2,659,514    (b)   2,245,633    (b)   1,696,765    (b)   1,483,200
----------------------------------------------------------------------------------------------------------------------------------
International Equity (Inception Date: 3/1/99)
  Beginning
     AUV........    (a)  $    7.817    (a)  $    8.597    (a)  $   11.404    (a)  $   13.054    (a)  $   12.630    (a)  $    7.028
                    (b)  $    7.762    (b)  $    8.516    (b)  $   11.267    (b)  $   12.865    (b)  $   12.417    (b)  $    6.892
  Ending AUV....    (a)  $    8.597    (a)  $   11.404    (a)  $   13.054    (a)  $   12.630    (a)  $    7.028    (a)  $    9.309
                    (b)  $    8.516    (b)  $   11.267    (b)  $   12.865    (b)  $   12.417    (b)  $    6.892    (b)  $    9.106
  Ending Number
     of AUs.....    (a)   2,561,246    (a)   2,947,527    (a)   3,127,449    (a)   2,563,402    (a)   1,644,230    (a)   1,196,850
                    (b)   4,992,053    (b)   5,458,580    (b)   5,841,930    (b)   4,543,632    (b)   3,075,454    (b)   2,558,905
----------------------------------------------------------------------------------------------------------------------------------

Diversified Fixed Income (Inception Date: 3/10/99)
  Beginning
     AUV........    (a)  $   11.680    (a)  $   12.036    (a)  $   11.812    (a)  $   12.418    (a)  $   12.969    (a)  $   12.802
                    (b)  $   11.577    (b)  $   11.900    (b)  $   11.650    (b)  $   12.216    (b)  $   12.727    (b)  $   12.531
  Ending AUV....    (a)  $   12.036    (a)  $   11.812    (a)  $   12.418    (a)  $   12.969    (a)  $   12.802    (a)  $   13.869
                    (b)  $   11.900    (b)  $   11.650    (b)  $   12.216    (b)  $   12.727    (b)  $   12.531    (b)  $   13.542
  Ending Number
     of AUs.....    (a)   2,948,566    (a)   2,524,010    (a)   2,308,705    (a)   2,292,110    (a)   1,665,792    (a)   1,452,667
                    (b)   5,308,150    (b)   4,347,061    (b)   3,799,867    (b)   4,557,017    (b)   3,232,718    (b)   2,866,380
----------------------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date: 3/26/99)
  Beginning
     AUV........    (a)  $   10.620    (a)  $   10.577    (a)  $   10.763    (a)  $   11.111    (a)  $   11.300    (a)  $   11.185
                    (b)  $   10.526    (b)  $   10.458    (b)  $   10.614    (b)  $   10.930    (b)  $   11.089    (b)  $   10.949
  Ending AUV....    (a)  $   10.577    (a)  $   10.763    (a)  $   11.111    (a)  $   11.300    (a)  $   11.185    (a)  $   11.001
                    (b)  $   10.458    (b)  $   10.614    (b)  $   10.930    (b)  $   11.089    (b)  $   10.949    (b)  $   10.741
  Ending Number
     of AUs.....    (a)   1,485,439    (a)   1,198,650    (a)   1,228,657    (a)   1,614,214    (a)   1,841,700    (a)     965,233
                    (b)   2,357,351    (b)   1,463,353    (b)   1,748,833    (b)   2,692,599    (b)   3,173,466    (b)   1,451,060
----------------------------------------------------------------------------------------------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) Reflecting maximum separate account annual expenses (1.65%).
     The Separate Account has a fiscal year end of April 30.
     * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


FOCUSED PORTFOLIOS



                         FISCAL             FISCAL             FISCAL             FISCAL
SEASONS SERIES            YEAR               YEAR               YEAR               YEAR
TRUST --                 ENDED              ENDED              ENDED              ENDED
CLASS 2 SHARES*         4/30/01            4/30/02            4/30/03            4/30/04
--------------------------------------------------------------------------------------------
Focus Growth (Inception Date: 7/7/00)
  Beginning
     AUV........    (a)  $    10.00    (a)  $    7.642    (a)  $    6.570    (a)  $    5.576
                    (b)  $    10.00    (b)  $    7.633    (b)  $    6.545    (b)  $    5.541
  Ending AUV....    (a)  $     7.64    (a)  $    6.570    (a)  $    5.576    (a)  $    7.134
                    (b)  $     7.63    (b)  $    6.545    (b)  $    5.541    (b)  $    7.071
  Ending Number
     of AUs.....    (a)     336,517    (a)     977,193    (a)   2,176,848    (a)   3,296,151
                    (b)   1,598,717    (b)   4,088,242    (b)   3,979,461    (b)   5,224,743
--------------------------------------------------------------------------------------------

Focus Growth and Income** (Inception Date: 12/29/00)
  Beginning
     AUV........    (a)  $    10.00    (a)  $    9.354    (a)  $    8.537    (a)  $    7.467
                    (b)  $    10.00    (b)  $    8.942    (b)  $    8.140    (b)  $    7.102
  Ending AUV....    (a)  $     9.35    (a)  $    8.537    (a)  $    7.467    (a)  $    9.044
                    (b)  $     8.94    (b)  $    8.140    (b)  $    7.102    (b)  $    8.581
  Ending Number
     of AUs.....    (a)      22,928    (a)     343,267    (a)     902,816    (a)   1,733,568
                    (b)     197,045    (b)   1,284,539    (b)   1,860,715    (b)   3,312,701
--------------------------------------------------------------------------------------------
Focus Value (Inception Date: 10/04/01)
  Beginning
     AUV........    (a)         N/A    (a)  $   10.000    (a)  $   10.740    (a)  $    9.425
                    (b)         N/A    (b)  $   10.000    (b)  $   10.727    (b)  $    9.390
  Ending AUV....    (a)         N/A    (a)  $   10.740    (a)  $    9.425    (a)  $   12.277
                    (b)         N/A    (b)  $   10.727    (b)  $    9.390    (b)  $   12.188
  Ending Number
     of AUs.....    (a)         N/A    (a)     216,178    (a)     848,182    (a)     213,874
                    (b)         N/A    (b)     990,167    (b)   1,081,447    (b)     170,927
--------------------------------------------------------------------------------------------

Focus TechNet** (Inception Date: 12/29/00)
  Beginning
     AUV........    (a)  $    10.00    (a)  $    6.327    (a)  $    3.299    (a)  $    2.800
                    (b)  $    10.00    (b)  $    7.009    (b)  $    3.646    (b)  $    3.087
  Ending AUV....    (a)  $     6.33    (a)  $    3.299    (a)  $    2.800    (a)  $    4.294
                    (b)  $     7.01    (b)  $    3.646    (b)  $    3.087    (b)  $    4.725
  Ending Number
     of AUs.....    (a)      55,512    (a)     295,604    (a)   1,567,573    (a)     621,963
                    (b)     233,849    (b)   1,089,889    (b)   1,582,813    (b)     293,811
--------------------------------------------------------------------------------------------

                         FISCAL             FISCAL             FISCAL             FISCAL             FISCAL             FISCAL
SEASONS SERIES            YEAR               YEAR               YEAR               YEAR               YEAR               YEAR
TRUST --                 ENDED              ENDED              ENDED              ENDED              ENDED              ENDED
CLASS 2 SHARES*         4/30/05            4/30/06            4/30/07            4/30/08            4/30/09            4/30/10
----------------------------------------------------------------------------------------------------------------------------------
Focus Growth (Inception Date: 7/7/00)
  Beginning
     AUV........    (a)  $    7.134    (a)  $    6.798    (a)  $    8.116    (a)  $    8.364    (a)  $    8.812    (a)  $    5.586
                    (b)  $    7.071    (b)  $    6.722    (b)  $    8.004    (b)  $    8.229    (b)  $    8.648    (b)  $    5.468
  Ending AUV....    (a)  $    6.798    (a)  $    8.116    (a)  $    8.364    (a)  $    8.812    (a)  $    5.586    (a)  $    7.786
                    (b)  $    6.722    (b)  $    8.004    (b)  $    8.229    (b)  $    8.648    (b)  $    5.468    (b)  $    7.602
  Ending Number
     of AUs.....    (a)   3,051,901    (a)   2,851,643    (a)   2,318,995    (a)   2,211,890    (a)   1,657,825    (a)   1,210,834
                    (b)   4,934,373    (b)   4,411,406    (b)   3,739,184    (b)   3,459,989    (b)   2,633,133    (b)   2,083,092
----------------------------------------------------------------------------------------------------------------------------------

Focus Growth and Income** (Inception Date: 12/29/00)
  Beginning
     AUV........    (a)  $    9.044    (a)  $    9.103    (a)  $   10.525    (a)  $   11.876    (a)  $   10.879    (a)  $    6.962
                    (b)  $    8.581    (b)  $    8.616    (b)  $    9.937    (b)  $   11.184    (b)  $   10.220    (b)  $    6.524
  Ending AUV....    (a)  $    9.103    (a)  $   10.525    (a)  $   11.876    (a)  $   10.879    (a)  $    6.962    (a)  $    9.594
                    (b)  $    8.616    (b)  $    9.937    (b)  $   11.184    (b)  $   10.220    (b)  $    6.524    (b)  $    8.967
  Ending Number
     of AUs.....    (a)   1,596,709    (a)   1,394,506    (a)   1,274,509    (a)   1,129,769    (a)     732,176    (a)     565,512
                    (b)   2,813,149    (b)   2,398,754    (b)   2,273,985    (b)   1,829,333    (b)   1,384,637    (b)   1,200,903
----------------------------------------------------------------------------------------------------------------------------------
Focus Value (Inception Date: 10/04/01)
  Beginning
     AUV........    (a)  $   12.277    (a)  $   13.578    (a)  $   16.180    (a)  $   19.584    (a)  $   18.019    (a)  $   12.288
                    (b)  $   12.188    (b)  $   13.459    (b)  $   15.998    (b)  $   19.315    (b)  $   17.728    (b)  $   12.059
  Ending AUV....    (a)  $   13.578    (a)  $   16.180    (a)  $   19.584    (a)  $   18.019    (a)  $   12.288    (a)  $   16.316
                    (b)  $   13.459    (b)  $   15.998    (b)  $   19.315    (b)  $   17.728    (b)  $   12.059    (b)  $   15.972
  Ending Number
     of AUs.....    (a)   1,566,295    (a)   1,556,174    (a)   1,523,794    (a)   1,330,435    (a)     825,643    (a)     611,248
                    (b)   2,039,448    (b)   2,052,207    (b)   2,066,504    (b)   1,805,384    (b)   1,289,395    (b)     999,193
----------------------------------------------------------------------------------------------------------------------------------

Focus TechNet** (Inception Date: 12/29/00)
  Beginning
     AUV........    (a)  $    4.294    (a)  $    4.146    (a)  $    5.394    (a)  $    5.286    (a)  $    5.292    (a)  $    3.854
                    (b)  $    4.725    (b)  $    4.548    (b)  $    5.902    (b)  $    5.769    (b)  $    5.762    (b)  $    4.185
  Ending AUV....    (a)  $    4.146    (a)  $    5.394    (a)  $    5.286    (a)  $    5.292    (a)  $    3.854    (a)  $    5.295
                    (b)  $    4.548    (b)  $    5.902    (b)  $    5.769    (b)  $    5.762    (b)  $    4.185    (b)  $    5.736
  Ending Number
     of AUs.....    (a)   2,748,569    (a)   2,646,414    (a)   1,893,070    (a)   1,822,410    (a)   1,287,082    (a)   1,071,723
                    (b)   2,586,715    (b)   2,490,161    (b)   1,405,965    (b)   1,274,255    (b)   1,024,238    (b)   1,029,880
----------------------------------------------------------------------------------------------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) Reflecting maximum separate account annual expenses (1.65%).
     The Separate Account has a fiscal year end of April 30.
     * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).
     ** On or about October 1, 2010 (1) Large Cap Composite Variable Portfolio will merge into the Focus Growth Variable Portfolio; and (2) Focus TechNet and Focus Growth and Income Variable Portfolios will merge into the Focus Growth Variable Portfolio, subject to shareholder and other necessary approvals.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SEASONS STRATEGIES



                         FISCAL             FISCAL             FISCAL             FISCAL
SEASONS SERIES            YEAR               YEAR               YEAR               YEAR
TRUST --                 ENDED              ENDED              ENDED               ENDED
CLASS 2 SHARES*         4/30/01            4/30/02            4/30/03             4/30/04
---------------------------------------------------------------------------------------------
Growth (Inception Date: 4/15/97)
  Beginning
     AUV........    (a)  $    20.24    (a)  $   17.039    (a)  $   14.356    (a)  $    12.715
                    (b)  $    20.24    (b)  $   17.018    (b)  $   14.302    (b)  $    12.635
  Ending AUV....    (a)  $    17.04    (a)  $   14.356    (a)  $   12.715    (a)  $    14.878
                    (b)  $    17.02    (b)  $   14.302    (b)  $   12.635    (b)  $    14.748
  Ending Number
     of AUs.....    (a)     398,040    (a)   1,596,999    (a)   2,178,753    (a)    3,020,703
                    (b)   1,431,268    (b)   5,159,748    (b)   5,698,422    (b)    6,514,187
---------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
  Beginning
     AUV........    (a)  $    18.62    (a)  $   16.288    (a)  $   14.164    (a)  $    12.833
                    (b)  $    18.62    (b)  $   16.267    (b)  $   14.111    (b)  $    12.753
  Ending AUV....    (a)  $    16.29    (a)  $   14.164    (a)  $   12.833    (a)  $    14.722
                    (b)  $    16.27    (b)  $   14.111    (b)  $   12.753    (b)  $    14.594
  Ending Number
     of AUs.....    (a)     483,256    (a)   2,793,004    (a)   4,278,227    (a)    6,054,737
                    (b)   1,692,012    (b)   7,849,672    (b)   9,973,728    (b)   11,785,293
---------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
  Beginning
     AUV........    (a)  $    16.11    (a)  $   14.973    (a)  $   13.695    (a)  $    12.870
                    (b)  $    16.11    (b)  $   14.956    (b)  $   13.645    (b)  $    12.791
  Ending AUV....    (a)  $    14.97    (a)  $   13.695    (a)  $   12.870    (a)  $    14.390
                    (b)  $    14.96    (b)  $   13.645    (b)  $   12.791    (b)  $    14.265
  Ending Number
     of AUs.....    (a)     375,068    (a)   2,883,697    (a)   4,762,059    (a)    6,508,746
                    (b)   1,049,088    (b)   5,761,721    (b)   7,977,286    (b)   10,269,407
---------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
  Beginning
     AUV........    (a)  $    14.50    (a)  $   14.127    (a)  $   13.410    (a)  $    13.016
                    (b)  $    14.50    (b)  $   14.101    (b)  $   13.353    (b)  $    12.928
  Ending AUV....    (a)  $    14.13    (a)  $   13.410    (a)  $   13.016    (a)  $    14.214
                    (b)  $    14.10    (b)  $   13.353    (b)  $   12.928    (b)  $    14.082
  Ending Number
     of AUs.....    (a)     181,135    (a)   2,004,171    (a)   3,771,996    (a)    4,522,063
                    (b)     795,377    (b)   3,915,976    (b)   6,606,977    (b)    7,653,618
---------------------------------------------------------------------------------------------

                         FISCAL              FISCAL             FISCAL             FISCAL             FISCAL             FISCAL
SEASONS SERIES            YEAR                YEAR               YEAR               YEAR               YEAR               YEAR
TRUST --                  ENDED              ENDED              ENDED              ENDED              ENDED              ENDED
CLASS 2 SHARES*          4/30/05            4/30/06            4/30/07            4/30/08            4/30/09            4/30/10
-----------------------------------------------------------------------------------------------------------------------------------
Growth (Inception Date: 4/15/97)
  Beginning
     AUV........    (a)  $    14.878    (a)  $   15.612    (a)  $   17.964    (a)  $   19.869    (a)  $   19.858    (a)  $   14.134
                    (b)  $    14.748    (b)  $   15.437    (b)  $   17.719    (b)  $   19.548    (b)  $   19.489    (b)  $   13.837
  Ending AUV....    (a)  $    15.612    (a)  $   17.964    (a)  $   19.869    (a)  $   19.858    (a)  $   14.134    (a)  $   18.859
                    (b)  $    15.437    (b)  $   17.719    (b)  $   19.548    (b)  $   19.489    (b)  $   13.837    (b)  $   18.417
  Ending Number
     of AUs.....    (a)    2,799,359    (a)   2,562,193    (a)   2,333,243    (a)   1,983,476    (a)   1,434,326    (a)   1,177,447
                    (b)    5,639,555    (b)   5,257,227    (b)   4,649,626    (b)   3,937,169    (b)   2,847,801    (b)   2,204,234
-----------------------------------------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
  Beginning
     AUV........    (a)  $    14.722    (a)  $   15.374    (a)  $   17.376    (a)  $   19.121    (a)  $   19.047    (a)  $   14.124
                    (b)  $    14.594    (b)  $   15.201    (b)  $   17.138    (b)  $   18.813    (b)  $   18.693    (b)  $   13.827
  Ending AUV....    (a)  $    15.374    (a)  $   17.376    (a)  $   19.121    (a)  $   19.047    (a)  $   14.124    (a)  $   18.579
                    (b)  $    15.201    (b)  $   17.138    (b)  $   18.813    (b)  $   18.693    (b)  $   13.827    (b)  $   18.143
  Ending Number
     of AUs.....    (a)    5,721,257    (a)   5,435,612    (a)   5,150,352    (a)   4,327,532    (a)   2,923,463    (a)   2,354,172
                    (b)   10,690,901    (b)   9,880,656    (b)   9,180,661    (b)   7,945,173    (b)   6,007,247    (b)   5,176,424
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
  Beginning
     AUV........    (a)  $    14.390    (a)  $   15.048    (a)  $   16.489    (a)  $   18.037    (a)  $   18.257    (a)  $   14.162
                    (b)  $    14.265    (b)  $   14.880    (b)  $   16.265    (b)  $   17.747    (b)  $   17.920    (b)  $   13.865
  Ending AUV....    (a)  $    15.048    (a)  $   16.489    (a)  $   18.037    (a)  $   18.257    (a)  $   14.162    (a)  $   18.164
                    (b)  $    14.880    (a)  $   16.265    (b)  $   17.747    (b)  $   17.920    (b)  $   13.865    (b)  $   17.739
  Ending Number
     of AUs.....    (a)    5,790,342    (a)   5,295,211    (a)   4,893,425    (a)   4,296,322    (a)   2,965,397    (a)   2,157,185
                    (b)    9,517,592    (b)   8,526,201    (b)   7,567,301    (b)   6,454,786    (b)   4,862,037    (b)   4,036,502
-----------------------------------------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
  Beginning
     AUV........    (a)  $    14.214    (a)  $   14.808    (a)  $   15.879    (a)  $   17.248    (a)  $   17.395    (a)  $   14.272
                    (b)  $    14.082    (b)  $   14.634    (b)  $   15.653    (b)  $   16.960    (b)  $   17.063    (b)  $   13.964
  Ending AUV....    (a)  $    14.808    (a)  $   15.879    (a)  $   17.248    (a)  $   17.395    (a)  $   14.272    (a)  $   17.962
                    (b)  $    14.634    (b)  $   15.653    (b)  $   16.960    (b)  $   17.063    (b)  $   13.964    (b)  $   17.530
  Ending Number
     of AUs.....    (a)    4,162,144    (a)   3,623,916    (a)   3,116,403    (a)   2,703,394    (a)   1,927,003    (a)   1,679,672
                    (b)    7,197,749    (b)   6,100,149    (b)   5,428,440    (b)   4,855,603    (b)   3,374,910    (b)   3,056,024
-----------------------------------------------------------------------------------------------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum separate account annual expenses (1.40%).
     (b) Reflecting maximum separate account annual expenses (1.65%).
     The Separate Account has a fiscal year end of April 30.
     * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following details the standard and Maximum Anniversary Value death benefits, the Combination HV & Roll-Up death benefit and the EstatePlus death benefit payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether Living Benefits were elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment.

The term "Continuation Purchase Payment" is used to describe the death benefit payable upon a spousal continuation. We define Continuation Purchase Payment as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used, if a Living Benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse's 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing Spouse's 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected one of the Living Benefits, described above.


THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.


A. STANDARD AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:


     1.  STANDARD DEATH BENEFIT



          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:



          a.  Contract value; or



          b.  Continuation Net Purchase Payments.



          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:



          a.  Contract value; or



          b.  The lesser of:



             (1) Continuation Net Purchase Payments; or



             (2) 125% of the contract value.



          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.


     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, adjusted for any Continuation Net Purchase Payments received since that anniversary. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the

          Standard Death Benefit described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by any Withdrawal Adjustment after the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          1. Contract value; or

          2. Continuation Purchase Payments reduced by any Withdrawal Adjustment after the Continuation Date; or

          3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments received and reduced by any Withdrawal Adjustment since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary after the Continuation Date.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit with election of a Living Benefit, described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.


THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.



If the original owner of the contract elected the standard death benefit and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greater of:



     a. Contract value; or



     b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday.



If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be greater of:



     a. Contract value; or



     b. The lesser of:



          1. Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or



          2. 125% of the contract value.



If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to the contract value.





THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.



If the Standard Death Benefit is applicable upon the Continuing Spouse's death and the Continuing Spouse is age 74 or younger at the time of death, we will pay the beneficiary the greater of:



     1. Contract value; or



     2. Continuation Net Purchase Payments compounded at a 3% annual growth rate until the date of death, plus any Continuation Net Purchase Payments recorded after the date of death.



If the Continuing Spouse is age 75 or older at the time of death, the Standard Death Benefit is the greater of:



     1. Contract value; or



     2. Continuation Net Purchase Payments compounded at a 3% annual growth until the Continuing Spouse's 75th birthday, plus any Continuation Net Purchase Payments recorded after age 75 until the date of death.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.



If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:



     a. Contract value; or



     b. Continuation Net Purchase Payments; or



     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Purchase Payments received since that anniversary date.



If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.



If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value.



IF YOUR CONTRACT WAS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2007, and if the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.



THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.



If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greater of:



     1. Contract value; or



     2. Continuation Net Purchase Payments; or



     3. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Continuation Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



If the Maximum Anniversary Value option is selected and NO Continuation Contribution was made the death benefit is the greater of:



     1. Contract value; or



     2. Net Purchase Payments; or



     3. Maximum anniversary value on any contract anniversary occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit. However, the Continuing Spouse's Beneficiary may still receive a benefit from Earnings Advantage if the date of death is prior to the Latest Annuity Date.



THE FOLLOWING IS A DESCRIPTION OF THE COMBINATION HV & ROLL-UP DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.


B.  COMBINATION HV & ROLL-UP DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S
    DEATH:

If the original owner elected the Optional Combination HV & Roll-Up Death Benefit and the Continuing Spouse continues the contract on the Continuation Date before their 85th birthday and does not terminate this optional death benefit, the death benefit will be the greatest of:

     1. Contract value; or

     2. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 85th birthday or date of death, and adjusted for any Continuation Net Purchase Payments received since that anniversary. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

     3. Continuation Net Purchase Payments received prior to the Continuing Spouse's 80th birthday accumulated at 5% through the earliest of:

          (a) 15 years after the contract date; or

          (b) The day before the Continuing Spouse's 80th birthday; or

          (c) The Continuing Spouse's date of death, adjusted for Continuation Net Purchase

              Payments received after the timeframes outlined in (a)-(c). Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.

If the Continuing Spouse is age 85 or older on the Continuation Date, the death benefit is equal to contract value and the optional Combination HV & Roll-Up Death Benefit fee will no longer be deducted.

If the Continuing Spouse terminates the Combination HV & Roll-Up death benefit on the Continuation Date, the standard death benefit for the Continuing Spouse applies upon his/her death and the fee for the Combination HV & Roll-Up death benefit no longer applies.


THE FOLLOWING IS A DESCRIPTION OF THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.



If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:



     1. Contract value; or



     2. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; plus any Continuation Net Purchase Payment received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or



     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of each such withdrawal that occurs after the seventh contract anniversary, plus Continuation Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.



If the Continuing Spouse is age 75-82 on the Continuation Date and the Continuing Spouse dies prior to his/her 86th birthday, then the death benefit will be the greatest of:



     1. Contract value; or



     2. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or



     3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Continuation Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any Gross Withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.



If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.



THE FOLLOWING IS A DESCRIPTION OF THE 5% ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.



If the 5% Accumulation option is selected and a Continuation Contribution was made the death benefit is the greater of:



  1. Contract value; or



  2. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Continuation Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.



If 5% Accumulation option is selected and no Continuation Contribution was made:



   1. Contract value; or



   2. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Continuation Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Continuation Net Purchase Payments.



If the Continuing Spouse dies after the Latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from the 5% Accumulation option.





C.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:



The EstatePlus ("Earnings Advantage" for contracts issued prior to August 2,
2004) benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage" or "Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage" or "Maximum Earnings Advantage Percentage" for contracts issued prior to August 2, 2004), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Maximum Anniversary Value or Purchase Payment Accumulation death benefit options.



On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:



----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                   ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0-4              25% of Earnings    40% of Continuation Net Purchase Payments*
                                           (25% for contracts issued prior to 8/2/04)
----------------------------------------------------------------------------------------
 Years 5-9              40% of Earnings    65% of Continuation Net Purchase Payments*
                                           (40% for contracts issued prior to 8/2/04)
----------------------------------------------------------------------------------------
 Years 10+              50% of Earnings    75% of Continuation Net Purchase Payments*
                                           (50% for contracts issued prior to 8/2/04)
----------------------------------------------------------------------------------------



On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years     25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.

What is the EstatePlus benefit?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
PROSPECTUS PROVISION            AVAILABILITY OR VARIATION                STATES
------------------------------------------------------------------------------------
 Administration        Contract Maintenance Fee is $30.              North Dakota
 Charge
------------------------------------------------------------------------------------
 Administration        Charge will be deducted pro-rata from         Washington
 Charge                Variable Portfolios only.
------------------------------------------------------------------------------------
 Annuity Income        You may switch to the Income Phase any time   Florida
 Options               after your first contract anniversary.
------------------------------------------------------------------------------------
 Death Benefits        The standard death benefit is only            Washington
                       available to contract owners or continuing
                       spouses who are age 82 and younger.
------------------------------------------------------------------------------------
 Death Benefits        The Combination HV & Roll-Up death benefit    Washington
                       and EstatePlus death benefit are not
                       available.
------------------------------------------------------------------------------------
 Death Benefits        If you continue your contract on or after     Washington
 Upon Spousal          your 83rd birthday, the death benefit is
 Continuation          equal to contract value.
------------------------------------------------------------------------------------
 Free Look             If you reside in Arizona and are age 65 or    Arizona
                       older on your Contract Date, the Free Look
                       period is 30 days.
------------------------------------------------------------------------------------
 Free Look             If you reside in California and are age 60    California
                       or older on your Contract Date, the Free
                       Look period is 30 days.
------------------------------------------------------------------------------------
 MarketLock            Charge will be deducted pro-rata from         Oregon
 MarketLock For        Variable Portfolios only.                     Texas
 Life                                                                Washington
 MarketLock For
 Life Plus
 MarketLock For Two
 MarketLock Income
 Plus
------------------------------------------------------------------------------------
 MarketLock For        You may elect the current Maximum Annual      Oregon
 Life                  Withdrawal Amount to be received monthly.
 MarketLock For
 Life Plus
 MarketLock Income
 Plus
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0.50% for    California
                       Qualified contracts and 2.35% for Non-
                       Qualified contracts based on contract value
                       when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0% for       Maine
                       Qualified contracts and 2.0% for Non-
                       Qualified contracts based on total Purchase
                       Payments when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0% for       Nevada
                       Qualified contracts and 3.5% for Non-
                       Qualified contracts based on contract value
                       when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           For the first $500,000 in the contract, we    South Dakota
                       deduct premium tax charges of 0% for
                       Qualified contracts and 1.25% for Non-
                       Qualified contracts based on total Purchase
                       Payments when you begin the Income Phase.
                       For any amount in excess of $500,000 in the
                       contract, we deduct front-end premium tax
                       charges of 0% for Qualified contracts and
                       0.80% for Non-Qualified contracts based on
                       total Purchase Payments when you begin the
                       Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 1.0% for     West Virginia
                       Qualified contracts and 1.0% for Non-
                       Qualified contracts based on contract value
                       when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0% for       Wyoming
                       Qualified contracts and 1.0% for Non-
                       Qualified contracts based on total Purchase
                       Payments when you begin the Income Phase.
------------------------------------------------------------------------------------
 Seasons Income        Charge will be deducted pro-rata from         Washington
 Rewards               Variable Portfolios only.
 Season Promise
------------------------------------------------------------------------------------
 Systematic            Minimum withdrawal amount is $250 per         Minnesota
 Withdrawal            withdrawal or the penalty free withdrawal     Oregon
                       amount.
------------------------------------------------------------------------------------
 Transfer Privilege    Any transfer over the limit of 15 will        Pennsylvania
                       incur a $10 transfer fee.                     Texas
------------------------------------------------------------------------------------
 Withdrawal Charge     For Contracts issued prior to November 17,    Oregon
 Schedule              2003, the withdrawal charge schedule is as
                       follows: 6%, 5%, 4%, 3%, 2%, 1%, 0%. This
                       schedule only applies if you elected a DCA
                       Fixed Account.
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 APPENDIX D - IMPORTANT INFORMATION REGARDING THE GUARANTEE FOR CONTRACTS ISSUED
                            PRIOR TO JANUARY 1, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group.


IF YOU PURCHASED YOUR CONTRACT PRIOR TO JANUARY 1, 2007, THE FOLLOWING IS THE TABLE OF CONTENTS FOR YOUR STATEMENT OF ADDITIONAL INFORMATION:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The contents of the SAI are listed below.

Separate Account and the Company
General Account
Support Agreement Between the Company and American International Group
Master-Feeder Structure
Performance Data
Market Value Adjustment ("MVA") for Seasons Select II Contracts Issued
  Before May 2, 2005
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing Payments
Distribution of Contracts
Financial Statements

  Please forward a copy (without charge) of the Seasons Select(II) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: ---------------------------------------------------------------


Date: ----------------------------------    Signed: --------------------------------



  Return to: SunAmerica Annuity and Life Assurance Company, Annuity Service Center, P.O. Box 54299,
  Los Angeles, California 90054-0299

                       STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT FIVE

                SEASONS AND SEASONS SELECT II VARIABLE ANNUITIES


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated August 27, 2010, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling
(800) 445-7862 or by written request addressed to:


                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS AUGUST 27, 2010.

                               TABLE OF CONTENTS
Separate Account and the Company ..........................................    3

General Account............................................................    4

Support Agreement Between the Company and American International Group.....    5

Master-Feeder Structure....................................................    5

Performance Data...........................................................    6

Market Value Adjustment ("MVA") for Seasons Select II Contracts Issued
  Before May 2, 2005.......................................................   10

Taxes......................................................................   17

Broker-Dealer Firms Receiving Revenue Sharing Payments.....................   27

Distribution of Contracts..................................................   28

Financial Statements.......................................................   28

SEPARATE ACCOUNT AND THE COMPANY
--------------------------------------------------------------------------------

Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 8, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Anchor National was incorporated in the State of California on April 12, 1965. Anchor National redomesticated to the State of Arizona on January 1, 1996. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company (the "Company"). These were name changes only and did not affect the substance of any contract.

The Company is an indirect, direct wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios, or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

AMERICAN HOME ASSURANCE COMPANY
--------------------------------------------------------------------------------

All references in this SAI to American Home Assurance Company ("American Home") apply to contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

SUPPORT AGREEMENT BETWEEN THE COMPANY AND AMERICAN INTERNATIONAL GROUP
--------------------------------------------------------------------------------

The Company has a support agreement in effect between the Company and American International Group (the "Support Agreement"), pursuant to which American International Group has agreed that American International Group will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, American International Group will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by American International Group to any person of any obligations of the Company. American International Group may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against American International Group and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against American International Group on behalf of the Company.


MASTER-FEEDER STRUCTURE
--------------------------------------------------------------------------------

The following Underlying Funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management Corp. ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the underlying fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:


     - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

     - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

Performance data for the various Variable Portfolios are computed in the manner described below.


CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------

                   Base Period Return = (EV - SV - CMF)/(SV)


For contracts with the Seasons Rewards Program:
------------------------------------------------

                 Base Period Return = (EV - SV - CMF + E)/(SV)


    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days


        E = Premium Enhancement Rate, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.



Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.

OTHER PORTFOLIOS

The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
------------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Variable Portfolios available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.


MARKET VALUE ADJUSTMENT ("MVA") FOR SEASONS SELECT II CONTRACTS ISSUED BEFORE MAY 2, 2005
--------------------------------------------------------------------------------

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we could credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 -- 1

    where:

    I is the interest rate you are earning on the money invested in the Fixed Account;

    J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

    N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

    L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:

    If a withdrawal is made within 30 days after the end of a guarantee period;

    If a withdrawal is made to pay contract fees and charges;

    To pay a death benefit; and

Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

    (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

    (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

    (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

    (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 -- 1
                    = [(1.05)/(1.04+0.005)]18/12 -- 1
                    = (1.004785)1.5 -- 1
                    = 1.007186 -- 1
                    = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 -- 1
                    = [(1.05)/(1.04+0.005)]18/12 -- 1
                    = (1.004785)1.5 -- 1
                    = 1.007186 -- 1
                    = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 -- 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 x (+0.007186) = +$27.02

    $27.02 represents the positive MVA that would be added to the withdrawal.

ANNUITY INCOME PAYMENTS
--------------------------------------------------------------------------------

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

     The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Annuity Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Annuity Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Annuity Income Payment. The number of Annuity Units determined for the first variable Annuity Income Payment remains constant for the second and subsequent monthly variable Annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

If contract holders elect to begin Annuity Income Payments using the Income Protector feature, the Income Benefit Base is determined as below. The initial monthly Annuity Income Payment is determined by applying the annuitization factor specifically designated for use in conjunction with the Income Protector feature (either in the Contract or in the Endorsement) to the Income Benefit Base and then dividing by 1,000. The Income Benefit Base must be divided by 1,000 since the annuitization factors included in those tables are based on a set amount per $1,000 of Income Benefit Base. The amount of the second and each subsequent Annuity Income Payment is the same as the first monthly payment. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated Joint Annuitant, if any, and the Annuity Income Option selected.

ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of
3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 annuity income monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

P's first variable annuity income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.


Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the

Contracts should seek competent financial advice about the tax consequences of any distributions.

On March 30, 2010, the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     -   after attainment of age 59 1/2;

     -   when paid to your beneficiary after you die;

     -   after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     -   dividends paid with respect to stock of a corporation described in IRC
         Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     -   distributions from IRAs for higher education expenses;

     -   distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal income tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 expanded the reservist provision to include all individuals called up to active duty since September 11, 2001.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a Qualified contract may be rolled directly over to a Roth IRA.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the (other than a plan funded with IRAs) assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules could have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a contract or custodial account in a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it would consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. The IRS made this earlier guidance permanent in Revenue Procedure 2008-24, superseding Notice 2003-51, although it shortened the presumption period from 24 months to 12 months. Revenue Procedure 2008-24 provides that a transfer will be treated as a tax-free exchange under Code section 1035 if either (a) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in exchange (the date of transfer); or (b) the taxpayer demonstrates that one of the conditions described in Code section 72(q) or any similar life event (such as divorce or loss of employment) occurred between the date of the transfer and the date of the withdrawal or surrender. We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied. Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2010 is the lesser of 100% of includible compensation or $16,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2010 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2010 may not exceed the lesser of $49,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or
Roth) contribution for 2010 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2010. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $89,000, your contribution may be fully deductible; if your income is between $89,000 and $109,000, your contribution may be partially deductible and if your income is $109,000 or more, your contribution may not be deductible. If you are single and your income is less than $56,000, your contribution may be fully deductible; if your income is between $56,000 and $66,000, your contribution may be partially deductible and if your income is $66,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is and if your modified AGI is between $167,000 and $177,000, your contribution may be partially deductible.


(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2010 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2010. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $167,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $105,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA.

Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the

Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS
--------------------------------------------------------------------------------

The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2009, from SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Financial Network Investment Corporation
FSC Securities Corp.
ING Financial Partners, Inc.
LPL Financial Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
Summit Brokerage Services, Inc.
UBS Financial Services Inc.
WAMU Investments, Inc.

We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered through SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The following financial statements of Variable Annuity Account Five are included in this Statement of Additional Information:

      -  Report of Independent Registered Public Accounting Firm
      -  Statement of Assets and Liabilities as of April 30, 2010
      -  Schedule of Portfolio Investments as of April 30, 2010
      -  Statement of Operations for the year ended April 30, 2010
      - Statement of Changes in Net Assets for the years ended April 30, 2010 and 2009
      -  Notes to Financial Statements

The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are incorporated by reference to Form N-4, Post-Effective Amendment No. 40 under the Securities Act of 1933 and Amendment No. 41 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-07727, filed on April 30, 2010, Accession No. 0000950123-10-041910.


      -  Report of Independent Registered Public Accounting Firm
      -  Consolidated Balance Sheet as of December 31, 2009 and 2008
      - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2009, 2008 and 2007
      - Consolidated Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007
      -  Notes to Consolidated Financial Statements

The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.


The following statutory financial statements for American Home Assurance Company are incorporated by reference to Form N-4, Post-Effective Amendment No. 40 under the Securities Act of 1933 and Amendment No. 41 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-07727, filed on April 30, 2010, Accession No. 0000950123-10-041910.


    -   Report of Independent Auditors
    - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2009 and 2008
    - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2009, 2008 and 2007
    -   Statements of Cash Flow for the years ended December 31, 2009, 2008 and
        2007
    -   Notes to Statutory Basis Financial Statements

You should only consider the statutory financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006 at 4 p.m. Eastern time ("Point of Termination"). Contracts with an issue date after the point of Termination are not covered by the American Home guarantee.


PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent auditor for American Home Assurance Company. The audited financial statements referred to above are incorporated by reference or included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                          VARIABLE ANNUITY ACCOUNT FIVE

                                       OF

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                             APRIL 30, 2010 AND 2009

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS
                             APRIL 30, 2010 AND 2009

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ...................    1
Statement of Assets and Liabilities, April 30, 2010 .......................    2
Schedule of Portfolio Investments, April 30, 2010 .........................   16
Statement of Operations, for the year ended April 30, 2010 ................   17
Statement of Changes in Net Assets, for the year ended April 30, 2010 .....   25
Statement of Changes in Net Assets, for the year ended April 30, 2009 .....   33
Notes to Financial Statements .............................................   41

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of SunAmerica Annuity and Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Five

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five (the "Separate Account"), a separate account of SunAmerica Annuity and Life Assurance Company, at April 30, 2010, and the results of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California
August 25, 2010

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010

                                                                                                Diversified
                                      Balanced  Conservative               Moderate     Cash       Fixed       Focus   International
                                       Growth      Growth       Growth      Growth   Management   Income      Growth       Equity
                                      Strategy    Strategy     Strategy    Strategy   Portfolio  Portfolio   Portfolio   Portfolio
                                     (Class 1)   (Class 1)    (Class 1)   (Class 1)   (Class 1)  (Class 1)   (Class 1)   (Class 1)
                                    ----------- ------------ ----------- ----------- ---------- ----------- ---------- -------------
Assets:
   Investments in Trusts, at net
      asset value                   $29,905,358  $25,363,867 $31,920,622 $36,710,605 $2,705,823 $6,172,899  $2,159,769   $5,572,096
Liabilities:                                  0            0           0           0          0          0           0            0
                                    -----------  ----------- ----------- ----------- ---------- ----------  ----------   ----------
Net assets:                         $29,905,358  $25,363,867 $31,920,622 $36,710,605 $2,705,823 $6,172,899  $2,159,769   $5,572,096
                                    ===========  =========== =========== =========== ========== ==========  ==========   ==========
   Accumulation units               $29,717,512  $25,208,146 $31,882,874 $36,519,445 $2,705,823 $6,124,257  $2,151,807   $5,547,880
   Contracts in payout
      (annuitization) period            187,846      155,721      37,748     191,160          0     48,642       7,962       24,216
                                    -----------  ----------- ----------- ----------- ---------- ----------  ----------   ----------
      Total net assets              $29,905,358  $25,363,867 $31,920,622 $36,710,605 $2,705,823 $6,172,899  $2,159,769   $5,572,096
                                    ===========  =========== =========== =========== ========== ==========  ==========   ==========
Accumulation units outstanding       1,623,044     1,392,196   1,668,155   1,948,371    242,600    439,288     273,760      591,846
                                    ===========  =========== =========== =========== ========== ==========  ==========   ==========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                       Large      Large      Large       Mid        Mid
                                        Cap        Cap        Cap        Cap        Cap       Small     Balanced   Conservative
                                     Composite   Growth      Value     Growth      Value       Cap       Growth       Growth
                                     Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio   Strategy     Strategy
                                     (Class 1)  (Class 1)  (Class 1)  (Class 1)  (Class 1)  (Class 1)   (Class 2)    (Class 2)
                                    ---------- ---------- ---------- ---------- ---------- ---------- ------------ ------------
Assets:
   Investments in Trusts, at net
      asset value                   $1,127,966 $4,567,735 $5,987,424 $5,547,018 $5,192,796 $3,334,978 $134,567,632  $98,735,236
Liabilities:                                 0          0         0           0         0           0            0            0
                                    ---------- ---------- ---------- ---------- ---------- ---------- ------------  -----------
Net assets:                         $1,127,966 $4,567,735 $5,987,424 $5,547,018 $5,192,796 $3,334,978 $134,567,632  $98,735,236
                                    ========== ========== ========== ========== ========== ========== ============  ===========
   Accumulation units               $1,127,966 $4,563,127 $5,958,898 $5,536,590 $5,165,006 $3,310,364 $134,368,950  $98,271,946
   Contracts in payout
      (annuitization) period                 0      4,608    28,526      10,428     27,790     24,614      198,682      463,290
                                    ---------- ---------- ---------- ---------- ---------- ---------- ------------  -----------
      Total net assets              $1,127,966 $4,567,735 $5,987,424 $5,547,018 $5,192,796 $3,334,978 $134,567,632  $98,735,236
                                    ========== ========== ========== ========== ========== ========== ============  ===========
Accumulation units outstanding         118,896    481,753   425,322     305,563    229,756    280,242    7,530,332    5,581,620
                                    ========== ========== ========== ========== ========== ========== ============  ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                                         Diversified    Focus
                                                  Moderate       Cash       Fixed       Growth      Focus       Focus       Focus
                                       Growth      Growth     Management    Income    and Income    Growth     TechNet      Value
                                     Strategy     Strategy    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                                     (Class 2)    (Class 2)   (Class 2)   (Class 2)   (Class 2)   (Class 2)   (Class 2)   (Class 2)
                                    ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
Assets:
   Investments in Trusts, at net
      asset value                   $75,466,749 $169,027,938 $40,014,229 $78,126,515 $20,348,519 $31,156,204 $14,612,648 $34,144,677
Liabilities:                                  0            0           0           0           0           0           0           0
                                    ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
Net assets:                         $75,466,749 $169,027,938 $40,014,229 $78,126,515 $20,348,519 $31,156,204 $14,612,648 $34,144,677
                                    =========== ============ =========== =========== =========== =========== =========== ===========
   Accumulation units               $75,376,891 $168,919,901 $39,979,302 $78,062,860 $20,318,053 $31,082,392 $14,606,558 $34,087,350
   Contracts in payout
      (annuitization) period             89,858      108,037      34,927      63,655      30,466      73,812       6,090      57,327
                                    ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
      Total net assets              $75,466,749 $169,027,938 $40,014,229 $78,126,515 $20,348,519 $31,156,204 $14,612,648 $34,144,677
                                    =========== ============ =========== =========== =========== =========== =========== ===========
Accumulation units outstanding        4,060,309    9,255,880   3,693,292   5,758,873   2,209,188   4,063,851   2,683,834   2,124,084
                                    =========== ============ =========== =========== =========== =========== =========== ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                   International  Large Cap   Large Cap   Large Cap    Mid Cap     Mid Cap                 Balanced
                                       Equity     Composite     Growth      Value       Growth      Value     Small Cap     Growth
                                     Portfolio    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio    Strategy
                                     (Class 2)    (Class 2)   (Class 2)   (Class 2)   (Class 2)   (Class 2)   (Class 2)   (Class 3)
                                   ------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Assets:
   Investments in Trusts, at net
      asset value                   $52,128,758  $13,945,924 $49,188,197 $54,558,994 $42,612,099 $48,200,122 $38,556,747 $77,079,921
Liabilities:                                  0            0           0           0           0           0           0           0
                                    -----------  ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net assets:                         $52,128,758  $13,945,924 $49,188,197 $54,558,994 $42,612,099 $48,200,122 $38,556,747 $77,079,921
                                    ===========  =========== =========== =========== =========== =========== =========== ===========
   Accumulation units               $52,057,022  $13,921,631 $49,143,857 $54,507,833 $42,523,482 $48,104,882 $38,478,497 $77,056,150
   Contracts in payout
      (annuitization) period             71,736       24,293      44,340      51,161      88,617      95,240      78,250      23,771
                                    -----------  ----------- ----------- ----------- ----------- ----------- ----------- -----------
      Total net assets              $52,128,758  $13,945,924 $49,188,197 $54,558,994 $42,612,099 $48,200,122 $38,556,747 $77,079,921
                                    ===========  =========== =========== =========== =========== =========== =========== ===========
Accumulation units outstanding        5,688,860    1,510,858   5,310,428   4,012,562   2,408,595   2,228,830   3,332,561   4,322,955
                                    ===========  =========== =========== =========== =========== =========== =========== ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                                                              Allocation
                             Conservative               Moderate    Allocation   Allocation    Moderate     Allocation      Cash
                                Growth       Growth      Growth      Balanced      Growth       Growth       Moderate    Management
                               Strategy     Strategy    Strategy     Portfolio   Portfolio     Portfolio     Portfolio   Portfolio
                              (Class 3)    (Class 3)    (Class 3)    (Class 3)   (Class 3)     (Class 3)     (Class 3)   (Class 3)
                             ------------ ----------- ------------ ------------ ------------- ------------ ------------ -----------
Assets:
   Investments in Trusts, at
      net asset value         $56,736,164 $79,019,261 $117,437,570 $168,207,813  $130,865,747 $536,848,452 $246,739,218 $50,844,383
Liabilities:                            0           0            0            0             0            0            0           0
                              ----------- ----------- ------------ ------------  ------------ ------------ ------------ -----------
Net assets:                   $56,736,164 $79,019,261 $117,437,570 $168,207,813  $130,865,747 $536,848,452 $246,739,218 $50,844,383
                              =========== =========== ============ ============  ============ ============ ============ ===========
   Accumulation units         $56,644,705 $79,007,951 $117,318,166 $168,207,813  $130,865,747 $536,848,452 $246,739,218 $50,844,383
   Contracts in payout
      (annuitization) period       91,459      11,310      119,404            0             0            0            0           0
                              ----------- ----------- ------------ ------------  ------------ ------------ ------------ -----------
      Total net assets        $56,736,164 $79,019,261 $117,437,570 $168,207,813  $130,865,747 $536,848,452 $246,739,218 $50,844,383
                              =========== =========== ============ ============  ============ ============ ============ ===========
Accumulation units
   outstanding                  3,202,846   4,249,562    6,431,402   15,345,426    12,487,431   50,871,118   22,741,864   4,707,536
                              =========== =========== ============ ============  ============ ============ ============ ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                             Diversified    Focus
                                Fixed     Growth and    Focus       Focus       Focus    International  Large Cap   Large Cap
                                Income      Income      Growth     TechNet      Value        Equity     Composite     Growth
                              Portfolio   Portfolio   Portfolio   Portfolio   Portfolio    Portfolio    Portfolio   Portfolio
                              (Class 3)   (Class 3)   (Class 3)   (Class 3)   (Class 3)    (Class 3)    (Class 3)   (Class 3)
                             ----------- ----------- ----------- ----------- ----------- ------------- ----------- -----------
Assets:
   Investments in Trusts, at
      net asset value        $52,512,551 $19,366,396 $21,752,321 $17,204,238 $25,664,219  $45,058,335  $ 9,530,411 $33,756,726
Liabilities:                           0           0           0           0           0            0            0           0
                             ----------- ----------- ----------- ----------- -----------  -----------  ----------- -----------
Net assets:                  $52,512,551 $19,366,396 $21,752,321 $17,204,238 $25,664,219  $45,058,335  $ 9,530,411 $33,756,726
                             =========== =========== =========== =========== ===========  ===========  =========== ===========
   Accumulation units        $52,467,275 $19,344,976 $21,725,313 $17,204,238 $25,646,488  $45,058,335  $ 9,530,411 $33,756,726
   Contracts in payout
      (annuitization) period      45,276      21,420      27,008           0      17,731            0            0           0
                             ----------- ----------- ----------- ----------- -----------  -----------  ----------- -----------
      Total net assets       $52,512,551 $19,366,396 $21,752,321 $17,204,238 $25,664,219  $45,058,335  $ 9,530,411 $33,756,726
                             =========== =========== =========== =========== ===========  ===========  =========== ===========
Accumulation units
   outstanding                 3,906,220   2,075,966   2,836,412   3,251,756   1,602,759    4,927,680    1,031,996   3,644,911
                             =========== =========== =========== =========== ===========  ===========  =========== ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                                                            American     American     American
                              Large Cap    Mid Cap     Mid Cap       Real                 Funds Global    Funds         Funds
                                Value       Growth      Value       Return    Small Cap   Growth SAST  Growth SAST Growth-Income
                              Portfolio   Portfolio   Portfolio   Portfolio   Portfolio    Portfolio    Portfolio  SAST Portfolio
                              (Class 3)   (Class 3)   (Class 3)   (Class 3)   (Class 3)    (Class 3)    (Class 3)     (Class 3)
                             ----------- ----------- ----------- ----------- ----------- ------------- ----------- --------------
Assets:
   Investments in Trusts, at
      net asset value        $34,221,328 $32,477,087 $36,058,406 $39,555,958 $31,686,324  $12,028,539  $ 6,239,986   $ 7,585,712
Liabilities:                           0           0           0           0           0            0            0             0
                             ----------- ----------- ----------- ----------- -----------  -----------  -----------   -----------
Net assets:                  $34,221,328 $32,477,087 $36,058,406 $39,555,958 $31,686,324  $12,028,539  $ 6,239,986   $ 7,585,712
                             =========== =========== =========== =========== ===========  ===========  ===========   ===========
   Accumulation units        $34,204,413 $32,470,779 $36,053,058 $39,555,958 $31,686,324  $12,028,539  $ 6,239,986   $ 7,585,712
   Contracts in payout
      (annuitization) period      16,915       6,308       5,348           0           0            0            0             0
                             ----------- ----------- ----------- ----------- -----------  -----------  -----------   -----------
      Total net assets       $34,221,328 $32,477,087 $36,058,406 $39,555,958 $31,686,324  $12,028,539  $ 6,239,986   $ 7,585,712
                             =========== =========== =========== =========== ===========  ===========  ===========   ===========
Accumulation units
   outstanding                 2,523,085   1,834,874   1,676,182   3,504,191   2,740,042    1,158,694      666,777       835,747
                             =========== =========== =========== =========== ===========  ===========  ===========   ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                              VIP
                                                 VIP       Investment                            T. Rowe      T. Rowe
                             VIP Contrafund Equity-Income  Grade Bond VIP Mid Cap VIP Overseas  Price Blue Price Equity
                               Portfolio      Portfolio    Portfolio   Portfolio   Portfolio   Chip Growth     Income
                                (Service       (Service     (Service   (Service     (Service    Portfolio    Portfolio
                                Class 2)       Class 2)     Class 2)    Class 2)     Class 2)   (Class II)   (Class II)
                             -------------- ------------- ----------- ----------- ------------ ----------- -------------
Assets:
   Investments in Trusts, at
      net asset value         $ 8,053,947    $10,982,362  $37,096,964 $18,769,046  $10,859,575 $ 3,901,806  $11,776,667
Liabilities:                            0              0            0           0            0           0            0
                              -----------    -----------  ----------- -----------  ----------- -----------  -----------
                              $ 8,053,947    $10,982,362  $37,096,964 $18,769,046  $10,859,575 $ 3,901,806  $11,776,667
                              ===========    ===========  =========== ===========  =========== ===========  ===========
   Accumulation units         $ 8,053,947    $10,982,362  $37,096,964 $18,769,046  $10,859,575 $ 3,901,806  $11,776,667
   Contracts in payout
      (annuitization) period            0              0            0           0            0           0            0
                              -----------    -----------  ----------- -----------  ----------- -----------  -----------
 Total net assets             $ 8,053,947    $10,982,362  $37,096,964 $18,769,046  $10,859,575 $ 3,901,806  $11,776,667
                              ===========    ===========  =========== ===========  =========== ===========  ===========
Accumulation units
   outstanding                    944,950      1,363,328    3,344,732   1,970,517    1,516,839     438,740    1,344,788
                              ===========    ===========  =========== ===========  =========== ===========  ===========


     The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                       Contracts With Total       Contracts With Total       Contracts With Total
                                                         Expenses of 1.15           Expenses of 1.40           Expenses of 1.52
                                                    -------------------------- -------------------------- --------------------------
                                                    Accumulation Unit value of Accumulation Unit value of Accumulation Unit value of
                                                        units     accumulation     units     accumulation     units     accumulation
Variable Accounts                                    outstanding     units      outstanding     units      outstanding     units
--------------------------------------------------- -------------------------- -------------------------- --------------------------
SEASONS SERIES TRUST:
   Balanced Growth Strategy (Class 1)                         --     $   --       1,582,786     $18.43          40,258     $18.19
   Conservative Growth Strategy (Class 1)                     --         --       1,344,469      18.23          47,727      17.99
   Growth Strategy (Class 1)                                  --         --       1,639,985      19.14          28,170      18.89
   Moderate Growth Strategy (Class 1)                         --         --       1,882,172      18.85          66,199      18.60
   Cash Management Portfolio (Class 1)                        --         --         237,841      11.16           4,759      10.99
   Diversified Fixed Income Portfolio (Class 1)               --         --         423,135      14.07          16,153      13.71
   Focus Growth Portfolio (Class 1)                           --         --         270,289       7.90           3,471       7.36
   International Equity Portfolio (Class 1)                   --         --         567,421       9.44          24,425       8.71
   Large Cap Composite Portfolio (Class 1)                    --         --         115,135       9.51           3,761       8.67
   Large Cap Growth Portfolio (Class 1)                       --         --         448,440       9.55          33,313       8.54
   Large Cap Value Portfolio (Class 1)                        --         --         408,794      14.11          16,528      13.37
   Mid Cap Growth Portfolio (Class 1)                         --         --         290,591      18.23          14,972      16.58
   Mid Cap Value Portfolio (Class 1)                          --         --         222,151      22.62           7,605      22.04
   Small Cap Portfolio (Class 1)                              --         --         275,018      11.91           5,224      11.34
   Balanced Growth Strategy (Class 2)                         --         --       2,208,079      18.16              --         --
   Conservative Growth Strategy (Class 2)                     --         --       1,708,267      17.96              --         --
   Growth Strategy (Class 2)                                  --         --       1,182,692      18.86              --         --
   Moderate Growth Strategy (Class 2)                         --         --       2,368,625      18.58              --         --
   Cash Management Portfolio (Class 2)                        --         --         982,703      11.00              --         --
   Diversified Fixed Income Portfolio (Class 2)               --         --       1,502,267      13.87              --         --
   Focus Growth and Income Portfolio (Class 2)                --         --         580,056       9.59              --         --
   Focus Growth Portfolio (Class 2)                           --         --       1,223,509       7.79              --         --
   Focus TechNet Portfolio (Class 2)                          --         --       1,079,047       5.30              --         --
   Focus Value Portfolio (Class 2)                            --         --         624,709      16.32              --         --
   International Equity Portfolio (Class 2)                   --         --       1,220,206       9.31              --         --
   Large Cap Composite Portfolio (Class 2)                    --         --         383,663       9.38              --         --
   Large Cap Growth Portfolio (Class 2)                       --         --       1,098,544       9.42              --         --
   Large Cap Value Portfolio (Class 2)                        --         --         956,748      13.91              --         --
   Mid Cap Growth Portfolio (Class 2)                         --         --         577,882      17.98              --         --
   Mid Cap Value Portfolio (Class 2)                          --         --         492,850      22.30              --         --
   Small Cap Portfolio (Class 2)                              --         --         754,147      11.74              --         --
   Balanced Growth Strategy (Class 3)                     41,158      18.22       1,819,331      18.05              --         --
   Conservative Growth Strategy (Class 3)                 14,154      17.98       1,602,959      17.84              --         --
   Growth Strategy (Class 3)                              52,913      18.89       1,759,717      18.75              --         --
   Moderate Growth Strategy (Class 3)                     57,470      18.63       2,800,222      18.47              --         --
   Allocation Balanced Portfolio (Class 3)               372,267      11.13       5,104,571      11.05              --         --
   Allocation Growth Portfolio (Class 3)                 106,168      10.65       4,393,791      10.55              --         --
   Allocation Moderate Growth Portfolio (Class 3)        764,183      10.73      14,366,124      10.63              --         --
   Allocation Moderate Portfolio (Class 3)               299,945      11.04       6,194,226      10.94              --         --
   Cash Management Portfolio (Class 3)                    39,048      11.01       1,657,847      10.93              --         --
   Diversified Fixed Income Portfolio (Class 3)            5,602      13.87       1,500,730      13.79              --         --
   Focus Growth and Income Portfolio (Class 3)             9,776       9.62         838,866       9.54              --         --
   Focus Growth Portfolio (Class 3)                       30,410       7.81       1,276,654       7.74              --         --
   Focus TechNet Portfolio (Class 3)                      15,663       5.30       1,476,346       5.26              --         --
   Focus Value Portfolio (Class 3)                         6,856      16.35         723,009      16.21              --         --
   International Equity Portfolio (Class 3)               10,834       9.33       2,050,523       9.25              --         --
   Large Cap Composite Portfolio (Class 3)                 1,135       9.37         480,103       9.33              --         --
   Large Cap Growth Portfolio (Class 3)                      287       9.41       1,539,531       9.36              --         --
   Large Cap Value Portfolio (Class 3)                     5,240      13.94       1,144,825      13.82              --         --
   Mid Cap Growth Portfolio (Class 3)                      7,419      18.03         811,334      17.87              --         --
   Mid Cap Value Portfolio (Class 3)                       4,193      22.31         788,622      22.16              --         --
   Real Return Portfolio (Class 3)                         2,491      11.50         693,263      11.41              --         --
   Small Cap Portfolio (Class 3)                           1,497      11.75       1,276,961      11.67              --         --
SUNAMERICA SERIES TRUST (Class 3):
   American Funds Global Growth SAST Portfolio             7,700     $10.53         360,884     $10.43              --     $   --
   American Funds Growth SAST Portfolio                    4,073       9.49         189,989       9.41              --         --
   American Funds Growth-Income SAST Portfolio             6,260       9.20         263,859       9.12              --         --
FIDELITY VARIABLE INSURANCE PRODUCTS (Service Class 2):
   VIP Contrafund Portfolio                                6,357     $ 8.59         289,102     $ 8.55              --     $   --
   VIP Equity-Income Portfolio                            11,847       8.12         428,031       8.08              --         --
   VIP Investment Grade Bond Portfolio                    30,288      11.19       1,099,173      11.13              --         --
   VIP Mid Cap Portfolio                                  15,986       9.63         652,091       9.55              --         --
   VIP Overseas Portfolio                                 13,946       7.22         473,262       7.18              --         --
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
   T. Rowe Price Blue Chip Growth Portfolio                2,634     $ 8.96         120,529     $ 8.92              --     $   --
   T. Rowe Price Equity Income Portfolio                  13,320       8.85         391,859       8.80              --         --

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                       Contracts With Total       Contracts With Total       Contracts With Total
                                                        Expenses of 1.55(1)        Expenses of 1.55(2)         Expenses of 1.65
                                                    -------------------------- -------------------------- --------------------------
                                                    Accumulation Unit value of Accumulation Unit value of Accumulation Unit value of
                                                        units     accumulation     units     accumulation     units     accumulation
Variable Accounts                                    outstanding     units      outstanding     units      outstanding     units
--------------------------------------------------- -------------------------- -------------------------- --------------------------
SEASONS SERIES TRUST:
   Balanced Growth Strategy (Class 1)                         --     $   --              --     $   --              --     $   --
   Conservative Growth Strategy (Class 1)                     --         --              --         --              --         --
   Growth Strategy (Class 1)                                  --         --              --         --              --         --
   Moderate Growth Strategy (Class 1)                         --         --              --         --              --         --
   Cash Management Portfolio (Class 1)                        --         --              --         --              --         --
   Diversified Fixed Income Portfolio (Class 1)               --         --              --         --              --         --
   Focus Growth Portfolio (Class 1)                           --         --              --         --              --         --
   International Equity Portfolio (Class 1)                   --         --              --         --              --         --
   Large Cap Composite Portfolio (Class 1)                    --         --              --         --              --         --
   Large Cap Growth Portfolio (Class 1)                       --         --              --         --              --         --
   Large Cap Value Portfolio (Class 1)                        --         --              --         --              --         --
   Mid Cap Growth Portfolio (Class 1)                         --         --              --         --              --         --
   Mid Cap Value Portfolio (Class 1)                          --         --              --         --              --         --
   Small Cap Portfolio (Class 1)                              --         --              --         --              --         --
   Balanced Growth Strategy (Class 2)                    639,039      17.93              --         --       4,076,764      17.74
   Conservative Growth Strategy (Class 2)                391,343      17.91              --         --       3,097,878      17.53
   Growth Strategy (Class 2)                             375,248      18.80              --         --       2,226,509      18.42
   Moderate Growth Strategy (Class 2)                    872,904      18.35              --         --       5,199,175      18.14
   Cash Management Portfolio (Class 2)                   687,115      10.89              --         --       1,459,807      10.74
   Diversified Fixed Income Portfolio (Class 2)          635,909      13.38              --         --       2,933,835      13.54
   Focus Growth and Income Portfolio (Class 2)           195,334       9.49              --         --       1,238,057       8.97
   Focus Growth Portfolio (Class 2)                      302,247       7.72              --         --       2,136,703       7.60
   Focus TechNet Portfolio (Class 2)                     279,399       5.24              --         --       1,033,003       5.74
   Focus Value Portfolio (Class 2)                       244,460      16.04              --         --       1,030,737      15.97
   International Equity Portfolio (Class 2)            1,023,390       9.21              --         --       2,669,821       9.11
   Large Cap Composite Portfolio (Class 2)               176,470       9.29              --         --         758,606       9.16
   Large Cap Growth Portfolio (Class 2)                1,017,067       9.32              --         --       2,567,118       9.19
   Large Cap Value Portfolio (Class 2)                   666,719      13.43              --         --       2,020,322      13.58
   Mid Cap Growth Portfolio (Class 2)                    280,631      17.86              --         --       1,261,326      17.55
   Mid Cap Value Portfolio (Class 2)                     331,245      20.83              --         --       1,186,866      21.78
   Small Cap Portfolio (Class 2)                         645,044      11.66              --         --       1,503,375      11.47
   Balanced Growth Strategy (Class 3)                         --         --       1,080,965      17.81         856,776      17.62
   Conservative Growth Strategy (Class 3)                     --         --         790,565      17.81         376,272      17.43
   Growth Strategy (Class 3)                                  --         --       1,287,633      18.67         434,692      18.32
   Moderate Growth Strategy (Class 3)                         --         --       1,694,638      18.24       1,188,068      18.04
   Allocation Balanced Portfolio (Class 3)               777,861      10.96       5,718,822      10.96         326,733      10.90
   Allocation Growth Portfolio (Class 3)               1,228,494      10.47       3,986,472      10.47         110,279      10.42
   Allocation Moderate Growth Portfolio (Class 3)      2,190,146      10.55      22,135,049      10.55       1,500,582      10.50
   Allocation Moderate Portfolio (Class 3)             1,371,804      10.86       8,409,067      10.86         735,964      10.80
   Cash Management Portfolio (Class 3)                        --         --       2,151,164      10.77         302,250      10.67
   Diversified Fixed Income Portfolio (Class 3)               --         --       1,178,739      13.26         357,318      13.46
   Focus Growth and Income Portfolio (Class 3)                --         --         573,813       9.44         398,863       8.92
   Focus Growth Portfolio (Class 3)                           --         --         766,490       7.68         513,244       7.56
   Focus TechNet Portfolio (Class 3)                          --         --         959,582       5.21         342,492       5.70
   Focus Value Portfolio (Class 3)                            --         --         483,374      15.94         203,294      15.86
   International Equity Portfolio (Class 3)                   --         --       1,617,963       9.11         399,487       9.05
   Large Cap Composite Portfolio (Class 3)                    --         --         271,534       9.23         116,436       9.11
   Large Cap Growth Portfolio (Class 3)                       --         --       1,080,832       9.26         429,778       9.14
   Large Cap Value Portfolio (Class 3)                        --         --         702,709      13.36         316,877      13.50
   Mid Cap Growth Portfolio (Class 3)                         --         --         510,931      17.74         238,214      17.45
   Mid Cap Value Portfolio (Class 3)                          --         --         481,931      20.69         196,491      21.64
   Real Return Portfolio (Class 3)                       477,938      11.32         937,093      11.32         111,837      11.26
   Small Cap Portfolio (Class 3)                              --         --         720,568      11.59         361,747      11.40
SUNAMERICA SERIES TRUST (Class 3):
   American Funds Global Growth SAST Portfolio                --     $   --         482,907     $10.38          88,071     $10.33
   American Funds Growth SAST Portfolio                       --         --         290,424       9.36          86,774       9.32
   American Funds Growth-Income SAST Portfolio                --         --         346,586       9.07          77,320       9.04
FIDELITY VARIABLE INSURANCE PRODUCTS (Service Class 2):
   VIP Contrafund Portfolio                                   --     $   --         419,901     $ 8.52          79,712     $ 8.50
   VIP Equity-Income Portfolio                                --         --         625,743       8.05          71,147       8.04
   VIP Investment Grade Bond Portfolio                        --         --       1,445,280      11.08         201,132      11.07
   VIP Mid Cap Portfolio                                      --         --         872,285       9.52         102,006       9.51
   VIP Overseas Portfolio                                     --         --         674,598       7.16          83,773       7.14
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
   T. Rowe Price Blue Chip Growth Portfolio                   --     $   --         201,750     $ 8.89          49,110     $ 8.88
   T. Rowe Price Equity Income Portfolio                      --         --         602,222       8.74         109,309       8.74

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                       Contracts With Total       Contracts With Total       Contracts With Total
                                                        Expenses of 1.70(1)        Expenses of 1.70(3)         Expenses of 1.75
                                                    -------------------------- -------------------------- --------------------------
                                                    Accumulation Unit value of Accumulation Unit value of Accumulation Unit value of
                                                        units     accumulation     units     accumulation     units     accumulation
Variable Accounts                                    outstanding     units      outstanding     units      outstanding     units
--------------------------------------------------- -------------------------- -------------------------- --------------------------
SEASONS SERIES TRUST:
   Balanced Growth Strategy (Class 1)                         --     $   --              --     $   --              --     $   --
   Conservative Growth Strategy (Class 1)                     --         --              --         --              --         --
   Growth Strategy (Class 1)                                  --         --              --         --              --         --
   Moderate Growth Strategy (Class 1)                         --         --              --         --              --         --
   Cash Management Portfolio (Class 1)                        --         --              --         --              --         --
   Diversified Fixed Income Portfolio (Class 1)               --         --              --         --              --         --
   Focus Growth Portfolio (Class 1)                           --         --              --         --              --         --
   International Equity Portfolio (Class 1)                   --         --              --         --              --         --
   Large Cap Composite Portfolio (Class 1)                    --         --              --         --              --         --
   Large Cap Growth Portfolio (Class 1)                       --         --              --         --              --         --
   Large Cap Value Portfolio (Class 1)                        --         --              --         --              --         --
   Mid Cap Growth Portfolio (Class 1)                         --         --              --         --              --         --
   Mid Cap Value Portfolio (Class 1)                          --         --              --         --              --         --
   Small Cap Portfolio (Class 1)                              --         --              --         --              --         --
   Balanced Growth Strategy (Class 2)                    456,434      17.69              --         --              --         --
   Conservative Growth Strategy (Class 2)                233,733      17.67              --         --              --         --
   Growth Strategy (Class 2)                             226,274      18.56              --         --              --         --
   Moderate Growth Strategy (Class 2)                    603,685      18.09              --         --              --         --
   Cash Management Portfolio (Class 2)                   486,418      10.74              --         --              --         --
   Diversified Fixed Income Portfolio (Class 2)          573,817      13.23              --         --              --         --
   Focus Growth and Income Portfolio (Class 2)           159,137       9.37              --         --              --         --
   Focus Growth Portfolio (Class 2)                      355,459       7.62              --         --              --         --
   Focus TechNet Portfolio (Class 2)                     235,833       5.18              --         --              --         --
   Focus Value Portfolio (Class 2)                       182,729      16.00              --         --              --         --
   International Equity Portfolio (Class 2)              623,321       9.10              --         --              --         --
   Large Cap Composite Portfolio (Class 2)               154,995       9.18              --         --              --         --
   Large Cap Growth Portfolio (Class 2)                  518,706       9.22              --         --              --         --
   Large Cap Value Portfolio (Class 2)                   275,323      13.26              --         --              --         --
   Mid Cap Growth Portfolio (Class 2)                    229,987      17.63              --         --              --         --
   Mid Cap Value Portfolio (Class 2)                     171,620      20.57              --         --              --         --
   Small Cap Portfolio (Class 2)                         347,781      11.53              --         --              --         --
   Balanced Growth Strategy (Class 3)                         --         --          49,952      17.59         183,229      17.40
   Conservative Growth Strategy (Class 3)                     --         --          27,912      17.59         107,682      17.41
   Growth Strategy (Class 3)                                  --         --          95,337      18.46         311,883      18.26
   Moderate Growth Strategy (Class 3)                         --         --          23,807      18.00         330,270      17.75
   Allocation Balanced Portfolio (Class 3)               605,563      10.87         121,084      10.87       1,120,083      10.81
   Allocation Growth Portfolio (Class 3)               1,099,901      10.39         202,523      10.39         435,740      10.36
   Allocation Moderate Growth Portfolio (Class 3)      1,669,018      10.47          75,685      10.47       5,663,009      10.44
   Allocation Moderate Portfolio (Class 3)             1,683,821      10.77          39,905      10.77       2,503,864      10.72
   Cash Management Portfolio (Class 3)                        --         --          32,723      10.69         250,322      10.56
   Diversified Fixed Income Portfolio (Class 3)               --         --         270,108      13.12         294,271      12.93
   Focus Growth and Income Portfolio (Class 3)                --         --          18,916       9.31         107,696       9.17
   Focus Growth Portfolio (Class 3)                           --         --          20,735       7.58         105,007       7.49
   Focus TechNet Portfolio (Class 3)                          --         --          15,108       5.10         305,391       5.07
   Focus Value Portfolio (Class 3)                            --         --          19,305      15.69          97,113      15.55
   International Equity Portfolio (Class 3)                   --         --          52,465       9.06         509,144       8.99
   Large Cap Composite Portfolio (Class 3)                    --         --          22,590       9.13          90,031       9.06
   Large Cap Growth Portfolio (Class 3)                       --         --          64,354       9.16         270,413       9.09
   Large Cap Value Portfolio (Class 3)                        --         --          45,354      13.16         110,620      13.04
   Mid Cap Growth Portfolio (Class 3)                         --         --          30,820      17.49          91,377      17.34
   Mid Cap Value Portfolio (Class 3)                          --         --          19,653      20.37          62,162      20.16
   Real Return Portfolio (Class 3)                       396,073      11.22         378,782      11.23         256,667      11.13
   Small Cap Portfolio (Class 3)                              --         --          36,142      11.42         170,024      11.30
SUNAMERICA SERIES TRUST (Class 3):
   American Funds Global Growth SAST Portfolio                --     $   --              --     $   --         122,710     $10.34
   American Funds Growth SAST Portfolio                       --         --              --         --          56,552       9.31
   American Funds Growth-Income SAST Portfolio                --         --              --         --          93,035       9.04
FIDELITY VARIABLE INSURANCE PRODUCTS (Service Class 2):
   VIP Contrafund Portfolio                                   --     $   --              --     $   --          92,811     $ 8.48
   VIP Equity-Income Portfolio                                --         --              --         --         148,879       8.02
   VIP Investment Grade Bond Portfolio                        --         --              --         --         382,219      11.04
   VIP Mid Cap Portfolio                                      --         --              --         --         202,073       9.48
   VIP Overseas Portfolio                                     --         --              --         --         169,579       7.13
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
   T. Rowe Price Blue Chip Growth Portfolio                   --     $   --              --     $   --          31,427     $ 8.86
   T. Rowe Price Equity Income Portfolio                      --         --              --         --         143,994       8.72

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                       Contracts With Total       Contracts With Total       Contracts With Total
                                                         Expenses of 1.80           Expenses of 1.85           Expenses of 1.90
                                                    -------------------------- -------------------------- --------------------------
                                                    Accumulation Unit value of Accumulation Unit value of Accumulation Unit value of
                                                        units     accumulation     units     accumulation     units     accumulation
Variable Accounts                                    outstanding     units      outstanding     units      outstanding     units
--------------------------------------------------- -------------------------- -------------------------- --------------------------
SEASONS SERIES TRUST:
   Balanced Growth Strategy (Class 1)                         --     $   --              --     $   --              --     $   --
   Conservative Growth Strategy (Class 1)                     --         --              --         --              --         --
   Growth Strategy (Class 1)                                  --         --              --         --              --         --
   Moderate Growth Strategy (Class 1)                         --         --              --         --              --         --
   Cash Management Portfolio (Class 1)                        --         --              --         --              --         --
   Diversified Fixed Income Portfolio (Class 1)               --         --              --         --              --         --
   Focus Growth Portfolio (Class 1)                           --         --              --         --              --         --
   International Equity Portfolio (Class 1)                   --         --              --         --              --         --
   Large Cap Composite Portfolio (Class 1)                    --         --              --         --              --         --
   Large Cap Growth Portfolio (Class 1)                       --         --              --         --              --         --
   Large Cap Value Portfolio (Class 1)                        --         --              --         --              --         --
   Mid Cap Growth Portfolio (Class 1)                         --         --              --         --              --         --
   Mid Cap Value Portfolio (Class 1)                          --         --              --         --              --         --
   Small Cap Portfolio (Class 1)                              --         --              --         --              --         --
   Balanced Growth Strategy (Class 2)                         --         --              --         --              --         --
   Conservative Growth Strategy (Class 2)                     --         --              --         --              --         --
   Growth Strategy (Class 2)                                  --         --              --         --              --         --
   Moderate Growth Strategy (Class 2)                         --         --              --         --              --         --
   Cash Management Portfolio (Class 2)                        --         --              --         --              --         --
   Diversified Fixed Income Portfolio (Class 2)               --         --              --         --              --         --
   Focus Growth and Income Portfolio (Class 2)                --         --              --         --              --         --
   Focus Growth Portfolio (Class 2)                           --         --              --         --              --         --
   Focus TechNet Portfolio (Class 2)                          --         --              --         --              --         --
   Focus Value Portfolio (Class 2)                            --         --              --         --              --         --
   International Equity Portfolio (Class 2)                   --         --              --         --              --         --
   Large Cap Composite Portfolio (Class 2)                    --         --              --         --              --         --
   Large Cap Growth Portfolio (Class 2)                       --         --              --         --              --         --
   Large Cap Value Portfolio (Class 2)                        --         --              --         --              --         --
   Mid Cap Growth Portfolio (Class 2)                         --         --              --         --              --         --
   Mid Cap Value Portfolio (Class 2)                          --         --              --         --              --         --
   Small Cap Portfolio (Class 2)                              --         --              --         --              --         --
   Balanced Growth Strategy (Class 3)                    213,427      17.49           3,774      17.52           4,649      17.61
   Conservative Growth Strategy (Class 3)                213,200      17.29           1,939      17.30           4,693      17.45
   Growth Strategy (Class 3)                             260,007      18.15             474      18.20           5,315      18.32
   Moderate Growth Strategy (Class 3)                    266,825      17.91           2,395      17.92           5,416      17.99
   Allocation Balanced Portfolio (Class 3)               487,022      10.82          28,334      10.87         128,568      10.88
   Allocation Growth Portfolio (Class 3)                 737,781      10.34              10      10.37           1,783      10.38
   Allocation Moderate Growth Portfolio (Class 3)      1,456,157      10.42          74,497      10.46         391,294      10.46
   Allocation Moderate Portfolio (Class 3)               818,860      10.72         135,089      10.76         126,768      10.77
   Cash Management Portfolio (Class 3)                   163,195      10.61          67,581      10.60          13,032      10.66
   Diversified Fixed Income Portfolio (Class 3)          199,108      13.33              30      13.34               4      13.48
   Focus Growth and Income Portfolio (Class 3)           112,952       8.83           3,078       8.88               7       8.95
   Focus Growth Portfolio (Class 3)                      104,280       7.50           4,103       7.52               9       7.59
   Focus TechNet Portfolio (Class 3)                     126,552       5.66             103       5.63              12       5.76
   Focus Value Portfolio (Class 3)                        58,009      15.70               8      15.69               4      15.90
   International Equity Portfolio (Class 3)              251,750       8.96           3,130       9.00               7       9.07
   Large Cap Composite Portfolio (Class 3)                44,823       9.04              20       9.00               7       9.15
   Large Cap Growth Portfolio (Class 3)                  227,513       9.07              20       9.04               7       9.18
   Large Cap Value Portfolio (Class 3)                   162,038      13.39              14      13.40               5      13.54
   Mid Cap Growth Portfolio (Class 3)                    133,136      17.31             894      17.36               4      17.47
   Mid Cap Value Portfolio (Class 3)                     105,362      21.47             733      21.50               3      21.71
   Real Return Portfolio (Class 3)                       130,705      11.17             128      11.16               6      11.30
   Small Cap Portfolio (Class 3)                         154,105      11.31              30      11.29               6      11.43
SUNAMERICA SERIES TRUST (Class 3):
   American Funds Global Growth SAST Portfolio            69,570     $10.28           4,203     $10.30          15,642     $10.26
   American Funds Growth SAST Portfolio                   24,747       9.27           1,836       9.28           7,056       9.26
   American Funds Growth-Income SAST Portfolio            26,638       8.99           3,077       9.01          11,393       8.98
FIDELITY VARIABLE INSURANCE PRODUCTS (Service Class 2):
   VIP Contrafund Portfolio                               35,453     $ 8.49           2,873     $ 8.47          11,351     $ 8.48
   VIP Equity-Income Portfolio                            33,076       8.03           6,970       8.01          25,407       8.02
   VIP Investment Grade Bond Portfolio                   107,516      11.06          14,737      11.03          42,958      11.03
   VIP Mid Cap Portfolio                                  63,251       9.49          10,144       9.48          35,927       9.45
   VIP Overseas Portfolio                                 52,819       7.13           7,048       7.12          27,269       7.12
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
   T. Rowe Price Blue Chip Growth Portfolio               23,777     $ 8.85           1,232     $ 8.84           5,368     $ 8.84
   T. Rowe Price Equity Income Portfolio                  41,519       8.73           6,507       8.72          24,063       8.73

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                       Contracts With Total       Contracts With Total       Contracts With Total
                                                        Expenses of 1.95(1)        Expenses of 1.95(3)         Expenses of 2.00
                                                    -------------------------- -------------------------- --------------------------
                                                    Accumulation Unit value of Accumulation Unit value of Accumulation Unit value of
                                                        units     accumulation     units     accumulation     units     accumulation
Variable Accounts                                    outstanding     units      outstanding     units      outstanding     units
--------------------------------------------------- -------------------------- -------------------------- --------------------------
SEASONS SERIES TRUST:
   Balanced Growth Strategy (Class 1)                         --     $   --              --     $   --              --     $   --
   Conservative Growth Strategy (Class 1)                     --         --              --         --              --         --
   Growth Strategy (Class 1)                                  --         --              --         --              --         --
   Moderate Growth Strategy (Class 1)                         --         --              --         --              --         --
   Cash Management Portfolio (Class 1)                        --         --              --         --              --         --
   Diversified Fixed Income Portfolio (Class 1)               --         --              --         --              --         --
   Focus Growth Portfolio (Class 1)                           --         --              --         --              --         --
   International Equity Portfolio (Class 1)                   --         --              --         --              --         --
   Large Cap Composite Portfolio (Class 1)                    --         --              --         --              --         --
   Large Cap Growth Portfolio (Class 1)                       --         --              --         --              --         --
   Large Cap Value Portfolio (Class 1)                        --         --              --         --              --         --
   Mid Cap Growth Portfolio (Class 1)                         --         --              --         --              --         --
   Mid Cap Value Portfolio (Class 1)                          --         --              --         --              --         --
   Small Cap Portfolio (Class 1)                              --         --              --         --              --         --
   Balanced Growth Strategy (Class 2)                    150,016      17.39              --         --              --         --
   Conservative Growth Strategy (Class 2)                150,399      17.32              --         --              --         --
   Growth Strategy (Class 2)                              49,586      18.17              --         --              --         --
   Moderate Growth Strategy (Class 2)                    211,491      17.73              --         --              --         --
   Cash Management Portfolio (Class 2)                    77,249      10.52              --         --              --         --
   Diversified Fixed Income Portfolio (Class 2)          113,045      12.92              --         --              --         --
   Focus Growth and Income Portfolio (Class 2)            36,604       9.16              --         --              --         --
   Focus Growth Portfolio (Class 2)                       45,933       7.45              --         --              --         --
   Focus TechNet Portfolio (Class 2)                      56,552       5.06              --         --              --         --
   Focus Value Portfolio (Class 2)                        41,449      15.49              --         --              --         --
   International Equity Portfolio (Class 2)              152,122       8.95              --         --              --         --
   Large Cap Composite Portfolio (Class 2)                37,124       9.00              --         --              --         --
   Large Cap Growth Portfolio (Class 2)                  108,993       9.01              --         --              --         --
   Large Cap Value Portfolio (Class 2)                    93,450      12.96              --         --              --         --
   Mid Cap Growth Portfolio (Class 2)                     58,769      17.29              --         --              --         --
   Mid Cap Value Portfolio (Class 2)                      46,249      20.13              --         --              --         --
   Small Cap Portfolio (Class 2)                          82,214      11.26              --         --              --         --
   Balanced Growth Strategy (Class 3)                         --         --          49,118      17.10          20,548      17.21
   Conservative Growth Strategy (Class 3)                     --         --          50,057      16.94          13,392      17.17
   Growth Strategy (Class 3)                                  --         --          14,088      17.69          27,477      18.09
   Moderate Growth Strategy (Class 3)                         --         --          18,452      17.40          43,813      17.59
   Allocation Balanced Portfolio (Class 3)               182,144      10.73         206,954      10.73         124,990      10.69
   Allocation Growth Portfolio (Class 3)                 122,912      10.26          22,402      10.26          35,233      10.26
   Allocation Moderate Growth Portfolio (Class 3)        347,559      10.33          42,888      10.33         166,929      10.35
   Allocation Moderate Portfolio (Class 3)               196,889      10.63          19,530      10.64         162,497      10.62
   Cash Management Portfolio (Class 3)                        --         --          18,393      10.48          11,952      10.41
   Diversified Fixed Income Portfolio (Class 3)               --         --          93,270      12.88           7,015      12.76
   Focus Growth and Income Portfolio (Class 3)                --         --           5,242       8.98           4,442       9.08
   Focus Growth Portfolio (Class 3)                           --         --           3,806       7.26          11,611       7.38
   Focus TechNet Portfolio (Class 3)                          --         --           4,260       4.97           6,176       5.02
   Focus Value Portfolio (Class 3)                            --         --           8,398      15.20           2,439      15.35
   International Equity Portfolio (Class 3)                   --         --          18,789       8.79          11,583       8.88
   Large Cap Composite Portfolio (Class 3)                    --         --           1,977       8.78           3,290       8.94
   Large Cap Growth Portfolio (Class 3)                       --         --          27,256       8.89           4,878       8.95
   Large Cap Value Portfolio (Class 3)                        --         --          29,275      12.82           6,092      12.88
   Mid Cap Growth Portfolio (Class 3)                         --         --           7,962      17.01           2,754      17.16
   Mid Cap Value Portfolio (Class 3)                          --         --          14,326      19.76           2,683      19.90
   Real Return Portfolio (Class 3)                        37,846      11.08          72,593      11.08           7,217      11.01
   Small Cap Portfolio (Class 3)                              --         --           9,969      11.08           7,916      11.17
SUNAMERICA SERIES TRUST (Class 3):
   American Funds Global Growth SAST Portfolio                --     $   --              --     $   --           5,617     $10.29
   American Funds Growth SAST Portfolio                       --         --              --         --           2,508       9.26
   American Funds Growth-Income SAST Portfolio                --         --              --         --           5,850       8.99
FIDELITY VARIABLE INSURANCE PRODUCTS (Service Class 2):
   VIP Contrafund Portfolio                                   --     $   --              --     $   --           4,031     $ 8.45
   VIP Equity-Income Portfolio                                --         --              --         --           9,771       7.98
   VIP Investment Grade Bond Portfolio                        --         --              --         --          15,502      10.99
   VIP Mid Cap Portfolio                                      --         --              --         --          12,757       9.44
   VIP Overseas Portfolio                                     --         --              --         --          12,336       7.10
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
   T. Rowe Price Blue Chip Growth Portfolio                   --     $   --              --     $   --           1,886     $ 8.82
   T. Rowe Price Equity Income Portfolio                      --         --              --         --           8,611       8.68

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2010
                                   (continued)

                                                       Contracts With Total       Contracts With Total       Contracts With Total
                                                         Expenses of 2.05           Expenses of 2.20           Expenses of 2.30
                                                    -------------------------- -------------------------- --------------------------
                                                    Accumulation Unit value of Accumulation Unit value of Accumulation Unit value of
                                                        units     accumulation     units     accumulation     units     accumulation
Variable Accounts                                    outstanding     units      outstanding     units      outstanding     units
--------------------------------------------------- -------------------------- -------------------------- --------------------------
SEASONS SERIES TRUST:
   Balanced Growth Strategy (Class 1)                         --     $   --              --     $   --              --     $   --
   Conservative Growth Strategy (Class 1)                     --         --              --         --              --         --
   Growth Strategy (Class 1)                                  --         --              --         --              --         --
   Moderate Growth Strategy (Class 1)                         --         --              --         --              --         --
   Cash Management Portfolio (Class 1)                        --         --              --         --              --         --
   Diversified Fixed Income Portfolio (Class 1)               --         --              --         --              --         --
   Focus Growth Portfolio (Class 1)                           --         --              --         --              --         --
   International Equity Portfolio (Class 1)                   --         --              --         --              --         --
   Large Cap Composite Portfolio (Class 1)                    --         --              --         --              --         --
   Large Cap Growth Portfolio (Class 1)                       --         --              --         --              --         --
   Large Cap Value Portfolio (Class 1)                        --         --              --         --              --         --
   Mid Cap Growth Portfolio (Class 1)                         --         --              --         --              --         --
   Mid Cap Value Portfolio (Class 1)                          --         --              --         --              --         --
   Small Cap Portfolio (Class 1)                              --         --              --         --              --         --
   Balanced Growth Strategy (Class 2)                         --         --              --         --              --         --
   Conservative Growth Strategy (Class 2)                     --         --              --         --              --         --
   Growth Strategy (Class 2)                                  --         --              --         --              --         --
   Moderate Growth Strategy (Class 2)                         --         --              --         --              --         --
   Cash Management Portfolio (Class 2)                        --         --              --         --              --         --
   Diversified Fixed Income Portfolio (Class 2)               --         --              --         --              --         --
   Focus Growth and Income Portfolio (Class 2)                --         --              --         --              --         --
   Focus Growth Portfolio (Class 2)                           --         --              --         --              --         --
   Focus TechNet Portfolio (Class 2)                          --         --              --         --              --         --
   Focus Value Portfolio (Class 2)                            --         --              --         --              --         --
   International Equity Portfolio (Class 2)                   --         --              --         --              --         --
   Large Cap Composite Portfolio (Class 2)                    --         --              --         --              --         --
   Large Cap Growth Portfolio (Class 2)                       --         --              --         --              --         --
   Large Cap Value Portfolio (Class 2)                        --         --              --         --              --         --
   Mid Cap Growth Portfolio (Class 2)                         --         --              --         --              --         --
   Mid Cap Value Portfolio (Class 2)                          --         --              --         --              --         --
   Small Cap Portfolio (Class 2)                              --         --              --         --              --         --
   Balanced Growth Strategy (Class 3)                         13      17.17               7      17.07               8      17.42
   Conservative Growth Strategy (Class 3)                      7      16.80               7      17.02               7      17.27
   Growth Strategy (Class 3)                                  11      17.79               7      17.98               8      18.15
   Moderate Growth Strategy (Class 3)                         11      17.57               7      17.44               8      17.84
   Allocation Balanced Portfolio (Class 3)                26,544      10.59              11      10.61          13,875      10.82
   Allocation Growth Portfolio (Class 3)                   3,915      10.23              13      10.20              14      10.31
   Allocation Moderate Growth Portfolio (Class 3)         27,973      10.28              12      10.30              13      10.41
   Allocation Moderate Portfolio (Class 3)                 8,556      10.54              12      10.56          35,067      10.71
   Cash Management Portfolio (Class 3)                        10      10.28               9      10.29              10      10.53
   Diversified Fixed Income Portfolio (Class 3)                9      12.92               8      12.60               8      13.30
   Focus Growth and Income Portfolio (Class 3)             2,284       8.61              15       9.03              16       8.84
   Focus Growth Portfolio (Class 3)                           25       7.33              19       7.33              19       7.49
   Focus TechNet Portfolio (Class 3)                          17       5.66              28       4.98              26       5.65
   Focus Value Portfolio (Class 3)                           933      15.40               8      15.24               9      15.68
   International Equity Portfolio (Class 3)                1,976       8.84              14       8.83              15       8.95
   Large Cap Composite Portfolio (Class 3)                    20       8.84              15       8.88              15       9.03
   Large Cap Growth Portfolio (Class 3)                       12       8.86              15       8.91              15       9.08
   Large Cap Value Portfolio (Class 3)                        14      13.18              11      12.82              11      13.40
   Mid Cap Growth Portfolio (Class 3)                         11      17.03               9      17.08               9      17.28
   Mid Cap Value Portfolio (Class 3)                           9      21.01               7      19.78               7      21.46
   Real Return Portfolio (Class 3)                         1,531      10.94              10      10.94              11      11.18
   Small Cap Portfolio (Class 3)                           1,050      11.17              13      11.10              14      11.29
SUNAMERICA SERIES TRUST (Class 3):
   American Funds Global Growth SAST Portfolio               171     $10.18              13     $10.25           1,206     $10.22
   American Funds Growth SAST Portfolio                    2,191       9.18              15       9.23             612       9.22
   American Funds Growth-Income SAST Portfolio               674       8.90              15       8.95           1,040       8.94
FIDELITY VARIABLE INSURANCE PRODUCTS (Service Class 2):
   VIP Contrafund Portfolio                                2,420     $ 8.45              16     $ 8.41             923     $ 8.44
   VIP Equity-Income Portfolio                               283       7.98              17       7.93           2,157       7.97
   VIP Investment Grade Bond Portfolio                       661      10.89              10      10.91           5,256      10.96
   VIP Mid Cap Portfolio                                     455       9.42              15       9.38           3,527       9.40
   VIP Overseas Portfolio                                    258       7.10              18       7.06           1,933       7.08
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
   T. Rowe Price Blue Chip Growth Portfolio                  138     $ 8.74              15     $ 8.76             874     $ 8.79
   T. Rowe Price Equity Income Portfolio                     898       8.66              16       8.62           2,470       8.68

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2010

                                                                            Net Asset
                                                                              Value      Net Asset
Variable Accounts                                                 Shares    Per Share      Value         Cost      Level (Note A)
--------------------------------------------------------------  ----------  ---------  ------------  ------------  --------------
SEASONS SERIES TRUST:
   Balanced Growth Strategy (Class 1):
      Asset Allocation: Diversified Growth Portfolio (Class 1)     804,364    $ 9.28   $  7,463,271  $  7,628,959         1
      Multi-Managed Income/Equity Portfolio (Class 1)            1,342,361     12.21     16,396,767    15,989,151         1
      Stock Portfolio (Class 1)                                    445,774     13.56      6,045,320     5,687,584         1
                                                                                       ------------  ------------
                                                                                         29,905,358    29,305,694
                                                                                       ------------  ------------
   Conservative Growth Strategy (Class 1):
      Asset Allocation: Diversified Growth Portfolio (Class 1)     681,994      9.28      6,327,863     6,080,662         1
      Multi-Managed Income Portfolio (Class 1)                   1,232,160     12.33     15,192,262    14,360,730         1
      Stock Portfolio (Class 1)                                    283,433     13.56      3,843,742     3,466,671         1
                                                                                       ------------  ------------
                                                                                         25,363,867    23,908,063
                                                                                       ------------  ------------
   Growth Strategy (Class 1):
      Asset Allocation: Diversified Growth Portfolio (Class 1)     857,833      9.28      7,959,388     9,163,428         1
      Multi-Managed Growth Portfolio (Class 1)                   1,081,116     14.71     15,901,111    15,347,649         1
      Stock Portfolio (Class 1)                                    594,343     13.56      8,060,123     8,481,702         1
                                                                                       ------------  ------------
                                                                                         31,920,622    32,992,779
                                                                                       ------------  ------------
   Moderate Growth Strategy (Class 1):
      Asset Allocation: Diversified Growth Portfolio (Class 1)     986,206      9.28      9,150,496    10,011,135         1
      Multi-Managed Moderate Growth Portfolio (Class 1)          1,485,208     13.57     20,148,027    19,433,459         1
      Stock Portfolio (Class 1)                                    546,558     13.56      7,412,082     7,239,955         1
                                                                                       ------------  ------------
                                                                                         36,710,605    36,684,549
                                                                                       ------------  ------------
   Cash Management Portfolio (Class 1)                             250,681     10.79      2,705,823     2,755,850         1
   Diversified Fixed Income Portfolio (Class 1)                    547,068     11.28      6,172,899     5,944,347         1
   Focus Growth Portfolio (Class 1)                                258,631      8.35      2,159,769     1,991,720         1
   International Equity Portfolio (Class 1)                        764,602      7.29      5,572,096     7,223,605         1
   Large Cap Composite Portfolio (Class 1)                         135,745      8.31      1,127,966     1,234,741         1
   Large Cap Growth Portfolio (Class 1)                            501,517      9.11      4,567,735     4,715,563         1
   Large Cap Value Portfolio (Class 1)                             560,488     10.68      5,987,424     6,420,956         1
   Mid Cap Growth Portfolio (Class 1)                              525,022     10.57      5,547,018     5,654,121         1
   Mid Cap Value Portfolio (Class 1)                               419,949     12.37      5,192,796     5,685,596         1
   Small Cap Portfolio (Class 1)                                   385,857      8.64      3,334,978     3,484,292         1
   Balanced Growth Strategy (Class 2):
      Asset Allocation: Diversified Growth Portfolio (Class 2)   3,624,716      9.26     33,581,477    33,431,547         1
      Multi-Managed Income/Equity Portfolio (Class 2)            6,055,717     12.18     73,784,193    69,991,044         1
      Stock Portfolio (Class 2)                                  2,021,084     13.46     27,201,962    25,319,662         1
                                                                                       ------------  ------------
                                                                                        134,567,632   128,742,253
                                                                                       ------------  ------------
   Conservative Growth Strategy (Class 2):
      Asset Allocation: Diversified Growth Portfolio (Class 2)   2,659,059      9.26     24,635,065    23,863,631         1
      Multi-Managed Income Portfolio (Class 2)                   4,807,911     12.30     59,135,429    56,152,152         1
      Stock Portfolio (Class 2)                                  1,111,868     13.46     14,964,742    13,395,212         1
                                                                                       ------------  ------------
                                                                                         98,735,236    93,410,995
                                                                                       ------------  ------------
   Growth Strategy (Class 2):
      Asset Allocation: Diversified Growth Portfolio (Class 2)   2,031,078      9.26     18,817,083    20,305,353         1
      Multi-Managed Growth Portfolio (Class 2)                   2,561,205     14.68     37,594,242    30,621,713         1
      Stock Portfolio (Class 2)                                  1,415,802     13.46     19,055,424    19,004,760         1
                                                                                       ------------  ------------
                                                                                         75,466,749    69,931,826
                                                                                       ------------  ------------
   Moderate Growth Strategy (Class 2):
      Asset Allocation: Diversified Growth Portfolio (Class 2)   4,547,487      9.26     42,130,562    43,610,939         1
      Multi-Managed Moderate Growth Portfolio (Class 2)          6,855,764     13.53     92,765,619    81,111,158         1
      Stock Portfolio (Class 2)                                  2,535,962     13.46     34,131,757    32,641,245         1
                                                                                       ------------  ------------
                                                                                        169,027,938   157,363,342
                                                                                       ------------  ------------
   Cash Management Portfolio (Class 2)                           3,714,816     10.77     40,014,229    40,802,628         1
   Diversified Fixed Income Portfolio (Class 2)                  6,940,081     11.26     78,126,515    75,532,547         1
   Focus Growth and Income Portfolio (Class 2)                   3,040,641      6.69     20,348,519    24,190,823         1
   Focus Growth Portfolio (Class 2)                              3,788,754      8.22     31,156,204    29,296,141         1
   Focus TechNet Portfolio (Class 2)                             2,694,593      5.42     14,612,648    12,343,852         1
   Focus Value Portfolio (Class 2)                               2,884,313     11.84     34,144,677    39,014,160         1
   International Equity Portfolio (Class 2)                      7,156,030      7.28     52,128,758    62,034,214         1
   Large Cap Composite Portfolio (Class 2)                       1,681,360      8.29     13,945,924    14,464,045         1
   Large Cap Growth Portfolio (Class 2)                          5,468,807      8.99     49,188,197    45,245,952         1
   Large Cap Value Portfolio (Class 2)                           5,117,174     10.66     54,558,994    55,132,651         1
   Mid Cap Growth Portfolio (Class 2)                            4,115,936     10.35     42,612,099    42,526,811         1
   Mid Cap Value Portfolio (Class 2)                             3,907,211     12.34     48,200,122    52,263,077         1
   Small Cap Portfolio (Class 2)                                 4,529,934      8.51     38,556,747    38,778,686         1
   Balanced Growth Strategy (Class 3):
      Asset Allocation: Diversified Growth Portfolio (Class 3)   2,079,056      9.25     19,234,761    20,000,051         1
      Multi-Managed Income/Equity Portfolio (Class 3)            3,474,127     12.17     42,264,418    41,422,588         1
      Stock Portfolio (Class 3)                                  1,162,299     13.41     15,580,742    15,163,755         1
                                                                                       ------------  ------------
                                                                                         77,079,921    76,586,394
                                                                                       ------------  ------------
   Conservative Growth Strategy (Class 3):
      Asset Allocation: Diversified Growth Portfolio (Class 3)   1,529,863      9.25     14,153,807    13,020,306         1
      Multi-Managed Income Portfolio (Class 3)                   2,767,122     12.28     33,986,973    32,537,854         1
      Stock Portfolio (Class 3)                                    641,202     13.41      8,595,384     7,406,045         1
                                                                                       ------------  ------------
                                                                                         56,736,164    52,964,205
                                                                                       ------------  ------------
   Growth Strategy (Class 3):
      Asset Allocation: Diversified Growth Portfolio (Class 3)   2,129,603      9.25     19,702,408    22,346,098         1
      Multi-Managed Growth Portfolio (Class 3)                   2,686,332     14.66     39,374,206    36,931,024         1
      Stock Portfolio (Class 3)                                  1,487,690     13.41     19,942,647    21,219,704         1
                                                                                       ------------  ------------
                                                                                         79,019,261    80,496,826
                                                                                       ------------  ------------
   Moderate Growth Strategy (Class 3):
      Asset Allocation: Diversified Growth Portfolio (Class 3)   3,163,850      9.25     29,270,930    32,481,653         1
      Multi-Managed Moderate Growth Portfolio (Class 3)          4,770,116     13.51     64,456,865    60,466,194         1
      Stock Portfolio (Class 3)                                  1,768,711     13.41     23,709,775    24,540,765         1
                                                                                       ------------  ------------
                                                                                        117,437,570   117,488,612
                                                                                       ------------  ------------
   Allocation Balanced Portfolio (Class 3)                      16,481,144     10.21    168,207,813   164,429,607         1
   Allocation Growth Portfolio (Class 3)                        14,531,245      9.01    130,865,747   150,237,242         1
   Allocation Moderate Growth Portfolio (Class 3)               53,746,412      9.99    536,848,452   571,549,692         1
   Allocation Moderate Portfolio (Class 3)                      24,817,883      9.94    246,739,218   253,065,743         1
   Cash Management Portfolio (Class 3)                           4,727,295     10.76     50,844,383    51,884,968         1
   Diversified Fixed Income Portfolio (Class 3)                  4,676,817     11.23     52,512,551    50,756,286         1
   Focus Growth and Income Portfolio (Class 3)                   2,902,602      6.67     19,366,396    23,498,675         1
   Focus Growth Portfolio (Class 3)                              2,666,953      8.16     21,752,321    20,974,137         1
   Focus TechNet Portfolio (Class 3)                             3,199,477      5.38     17,204,238    15,683,625         1
   Focus Value Portfolio (Class 3)                               2,171,908     11.82     25,664,219    30,350,743         1
   International Equity Portfolio (Class 3)                      6,195,284      7.27     45,058,335    57,428,633         1
   Large Cap Composite Portfolio (Class 3)                       1,150,292      8.29      9,530,411    10,622,525         1
   Large Cap Growth Portfolio (Class 3)                          3,777,584      8.94     33,756,726    33,784,527         1
   Large Cap Value Portfolio (Class 3)                           3,213,246     10.65     34,221,328    37,738,978         1
   Mid Cap Growth Portfolio (Class 3)                            3,170,532     10.24     32,477,087    34,079,510         1
   Mid Cap Value Portfolio (Class 3)                             2,927,834     12.32     36,058,406    41,825,601         1
   Real Return Portfolio (Class 3)                               4,166,275      9.49     39,555,958    37,627,024         1
   Small Cap Portfolio (Class 3)                                 3,756,386      8.44     31,686,324    32,221,647         1
SUNAMERICA SERIES TRUST (Class 3):
   American Funds Global Growth SAST Portfolio                   1,193,138    $10.08   $ 12,028,539  $ 10,531,609         1
   American Funds Growth SAST Portfolio                            704,895      8.85      6,239,986     5,330,606         1
   American Funds Growth-Income SAST Portfolio                     854,630      8.88      7,585,712     6,688,880         1
FIDELITY VARIABLE INSURANCE PRODUCTS (Service Class 2):
   VIP Contrafund Portfolio                                        369,447    $21.80   $  8,053,947  $  6,350,346         1
   VIP Equity-Income Portfolio                                     608,778     18.04     10,982,362     8,872,102         1
   VIP Investment Grade Bond Portfolio                           2,925,628     12.68     37,096,964    34,617,349         1
   VIP Mid Cap Portfolio                                           673,208     27.88     18,769,046    14,231,215         1
   VIP Overseas Portfolio                                          733,260     14.81     10,859,575     9,659,515         1
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
   T. Rowe Price Blue Chip Growth Portfolio                        387,468    $10.07   $  3,901,806  $  3,176,956         1
   T. Rowe Price Equity Income Portfolio                           610,190     19.30     11,776,667     9,379,923         1

(A) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in Fair Value Measurements, and described in Note 3 to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010

                               Balanced   Conservative                  Moderate      Cash     Diversified    Focus   International
                                Growth       Growth        Growth        Growth    Management Fixed Income   Growth       Equity
                               Strategy     Strategy      Strategy      Strategy    Portfolio   Portfolio   Portfolio   Portfolio
                               (Class 1)    (Class 1)    (Class 1)     (Class 1)    (Class 1)   (Class 1)   (Class 1)   (Class 1)
                             ------------ ------------ ------------- ------------- ---------- ------------ ---------- -------------
Investment income:
   Dividends                 $   977,671  $   807,830  $    374,748  $    739,878  $  89,677    $ 253,427  $       0   $   105,187
                             -----------  -----------  ------------  ------------  ---------    ---------  ---------   -----------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                      (429,417)    (337,360)     (463,782)     (523,758)   (68,591)    (100,940)   (30,406)      (89,422)
                             -----------  -----------  ------------  ------------  ---------    ---------  ---------   -----------
Net investment income (loss)     548,254      470,470       (89,034)      216,120     21,086      152,487    (30,406)       15,765
                             -----------  -----------  ------------  ------------  ---------    ---------  ---------   -----------
Net realized gains (losses)
   from sale of securities    (1,414,580)    (206,290)   (3,044,793)   (2,540,383)  (173,068)     127,384    (86,058)   (1,306,265)
Realized gain distributions       94,932       18,375             0             0          0            0          0             0
                             -----------  -----------  ------------  ------------  ---------    ---------  ---------   -----------
Net realized gains (losses)   (1,319,648)    (187,915)   (3,044,793)   (2,540,383)  (173,068)     127,384    (86,058)   (1,306,265)
                             -----------  -----------  ------------  ------------  ---------    ---------  ---------   -----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period        (7,798,255)  (3,690,838)  (13,730,205)  (12,479,459)  (129,149)     (82,929)  (679,858)   (4,869,196)
   End of period                 599,664    1,455,804    (1,072,157)       26,056    (50,027)     228,552    168,049    (1,651,509)
                             -----------  -----------  ------------  ------------  ---------    ---------  ---------   -----------
Change in net unrealized
   appreciation of
   investments                 8,397,919    5,146,642    12,658,048    12,505,515     79,122      311,481    847,907     3,217,687
                             -----------  -----------  ------------  ------------  ---------    ---------  ---------   -----------
Increase (decrease) in net
   assets from operations    $ 7,626,525  $ 5,429,197  $  9,524,221  $ 10,181,252  $ (72,860)   $ 591,352  $ 731,443   $ 1,927,187
                             ===========  ===========  ============  ============  =========    =========  =========   ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                             Large Cap   Large Cap    Large Cap     Mid Cap      Mid Cap                   Balanced    Conservative
                             Composite    Growth        Value        Growth       Value      Small Cap      Growth        Growth
                             Portfolio   Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Strategy      Strategy
                             (Class 1)   (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 2)     (Class 2)
                             ---------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Investment income:
   Dividends                 $  14,241  $         0  $   159,848  $         0  $    81,004  $     4,613  $  4,251,329  $  3,182,524
                             ---------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                     (18,057)     (69,223)     (90,471)     (76,540)     (74,155)     (50,588)   (2,159,615)   (1,531,349)
                             ---------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Net investment income (loss)    (3,816)     (69,223)      69,377      (76,540)       6,849      (45,975)    2,091,714     1,651,175
                             ---------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Net realized gains (losses)
   from sale of securities    (227,030)    (448,589)    (610,029)    (786,259)    (868,049)    (549,288)   (5,129,475)   (2,801,191)
Realized gain distributions          0            0            0            0            0            0       433,445        75,820
                             ---------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Net realized gains (losses)   (227,030)    (448,589)    (610,029)    (786,259)    (868,049)    (549,288)   (4,696,030)   (2,725,371)
                             ---------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period        (722,786)  (2,054,202)  (3,197,156)  (2,962,229)  (3,377,083)  (2,122,544)  (30,304,990)  (17,401,176)
   End of period              (106,775)    (147,828)    (433,532)    (107,103)    (492,800)    (149,314)    5,825,379     5,324,241
                             ---------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Change in net unrealized
   appreciation of
   investments                 616,011    1,906,374    2,763,624    2,855,126    2,884,283    1,973,230    36,130,369    22,725,417
                             ---------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Increase (decrease) in net
   assets from operations    $ 385,165  $ 1,388,562  $ 2,222,972  $ 1,992,327  $ 2,023,083  $ 1,377,967  $ 33,526,053  $ 21,651,221
                             =========  ===========  ===========  ===========  ===========  ===========  ============  ============

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                                 Diversified
                                        Moderate        Cash        Fixed     Focus Growth     Focus        Focus
                           Growth        Growth      Management     Income     and Income      Growth      TechNet     Focus Value
                          Strategy      Strategy     Portfolio    Portfolio     Portfolio    Portfolio    Portfolio     Portfolio
                          (Class 2)     (Class 2)    (Class 2)    (Class 2)     (Class 2)    (Class 2)    (Class 2)     (Class 2)
                        ------------  ------------  -----------  -----------  ------------  -----------  -----------  ------------
Investment income:
   Dividends            $    771,986  $  3,114,802  $   902,706  $ 2,675,216  $    300,058  $         0  $         0  $    700,808
                        ------------  ------------  -----------  -----------  ------------  -----------  -----------  ------------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk        (1,220,483)   (2,695,944)    (907,678)  (1,277,372)     (312,442)    (497,706)    (215,147)     (552,662)
                        ------------  ------------  -----------  -----------  ------------  -----------  -----------  ------------
Net investment income
   (loss)                   (448,497)      418,858       (4,972)   1,397,844       (12,384)    (497,706)    (215,147)      148,146
                        ------------  ------------  -----------  -----------  ------------  -----------  -----------  ------------
Net realized gains
   (losses) from sale
   of securities          (1,972,059)   (3,856,654)  (1,679,897)     933,577    (3,320,188)    (332,883)  (1,661,589)   (2,659,197)
Realized gain
   distributions                   0             0            0            0             0            0            0             0
                        ------------  ------------  -----------  -----------  ------------  -----------  -----------  ------------
Net realized gains
   (losses)               (1,972,059)   (3,856,654)  (1,679,897)     933,577    (3,320,188)    (332,883)  (1,661,589)   (2,659,197)
                        ------------  ------------  -----------  -----------  ------------  -----------  -----------  ------------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period   (18,809,316)  (37,226,374)  (1,433,838)  (1,378,142)  (13,383,412)  (9,259,872)  (3,753,074)  (17,136,719)
   End of period           5,534,923    11,664,596     (788,399)   2,593,968    (3,842,304)   1,860,063    2,268,796    (4,869,483)
                        ------------  ------------  -----------  -----------  ------------  -----------  -----------  ------------
Change in net
   unrealized
   appreciation of
   investments            24,344,239    48,890,970      645,439    3,972,110     9,541,108   11,119,935    6,021,870    12,267,236
                        ------------  ------------  -----------  -----------  ------------  -----------  -----------  ------------
Increase (decrease) in
   net assets from
   operations           $ 21,923,683  $ 45,453,174  $(1,039,430) $ 6,303,531  $  6,208,536  $10,289,346  $ 4,145,134  $  9,756,185
                        ============  ============  ===========  ===========  ============  ===========  ===========  ============

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                      International  Large Cap     Large Cap     Large Cap      Mid Cap       Mid Cap                    Balanced
                          Equity     Composite      Growth         Value        Growth         Value       Small Cap      Growth
                        Portfolio    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Strategy
                        (Class 2)    (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 3)
                      ------------- -----------  ------------  ------------  ------------  ------------  ------------  ------------
Investment income:
   Dividends          $    855,321  $   145,987  $          0  $  1,262,309  $          0  $    625,052  $          0  $  2,236,231
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk        (866,222)    (219,770)     (764,912)     (823,863)     (648,445)     (711,218)     (548,154)   (1,133,173)
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
Net investment income
   (loss)                  (10,901)     (73,783)     (764,912)      438,446      (648,445)      (86,166)     (548,154)    1,103,058
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
Net realized gains
   (losses) from sale
   of securities        (5,141,750)    (849,077)      (52,190)   (2,148,566)   (3,520,146)   (5,462,377)   (2,245,399)   (3,104,121)
Realized gain
   distributions                 0            0             0             0             0             0             0       235,459
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
Net realized gains
   (losses)             (5,141,750)    (849,077)      (52,190)   (2,148,566)   (3,520,146)   (5,462,377)   (2,245,399)   (2,868,662)
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of
      period           (29,555,161)  (5,427,433)  (10,008,514)  (19,687,143)  (18,667,998)  (26,511,930)  (16,042,679)  (19,137,280)
   End of period        (9,905,456)    (518,121)    3,942,245      (573,657)       85,288    (4,062,955)     (221,939)      493,527
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
Change in net
   unrealized
   appreciation
   of investments       19,649,705    4,909,312    13,950,759    19,113,486    18,753,286    22,448,975    15,820,740    19,630,807
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease)
   in net assets from
   operations         $ 14,497,054  $ 3,986,452  $ 13,133,657  $ 17,403,366  $ 14,584,695  $ 16,900,432  $ 13,027,187  $ 17,865,203
                      ============  ===========  ============  ============  ============  ============  ============  ============

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                                                             Allocation
                     Conservative                  Moderate     Allocation    Allocation      Moderate     Allocation       Cash
                        Growth        Growth        Growth       Balanced       Growth         Growth       Moderate     Management
                       Strategy      Strategy      Strategy      Portfolio     Portfolio     Portfolio      Portfolio    Portfolio
                       (Class 3)     (Class 3)     (Class 3)     (Class 3)     (Class 3)     (Class 3)      (Class 3)     (Class 3)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Investment income:
   Dividends         $  1,642,716  $    675,342  $  2,009,774  $  4,950,635  $  4,359,088  $  15,195,677  $  7,880,481  $ 1,070,695
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk       (780,497)   (1,120,944)   (1,737,051)   (2,308,382)   (1,957,659)    (7,714,987)   (3,637,367)  (1,055,032)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Net investment
   income (loss)          862,219      (445,602)      272,723     2,642,253     2,401,429      7,480,690     4,243,114       15,663
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Net realized gains
   (losses) from
   sale of
   securities          (3,722,532)   (2,661,833)   (3,091,664)   (2,944,273)  (10,655,844)   (12,286,647)   (8,338,783)  (1,792,200)
Realized gain
   distributions           40,337             0             0     1,466,344             0        541,358       621,973            0
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Net realized gains
   (losses)            (3,682,195)   (2,661,833)   (3,091,664)   (1,477,929)  (10,655,844)   (11,745,289)   (7,716,810)  (1,792,200)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of
      period          (10,420,817)  (24,977,652)  (33,131,410)  (25,785,827)  (66,646,733)  (168,906,880)  (66,271,420)  (1,531,667)
   End of period        3,771,959    (1,477,565)      (51,042)    3,778,206   (19,371,495)   (34,701,240)   (6,326,525)  (1,040,585)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Change in net
   unrealized
   appreciation
   of investments      14,192,776    23,500,087    33,080,368    29,564,033    47,275,238    134,205,640    59,944,895      491,082
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Increase (decrease)
   in net assets
   from operations   $ 11,372,800  $ 20,392,652  $ 30,261,427  $ 30,728,357  $ 39,020,823  $ 129,941,041  $ 56,471,199  $(1,285,455)
                     ============  ============  ============  ============  ============  =============  ============  ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                        Diversified
                           Fixed     Focus Growth     Focus        Focus                   International  Large Cap    Large Cap
                           Income     and Income      Growth      TechNet     Focus Value      Equity     Composite      Growth
                         Portfolio     Portfolio    Portfolio    Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                         (Class 3)     (Class 3)    (Class 3)    (Class 3)     (Class 3)     (Class 3)    (Class 3)    (Class 3)
                        -----------  ------------  -----------  -----------  ------------  ------------- -----------  -----------
Investment income:
   Dividends            $ 1,652,308  $    262,768  $         0  $         0  $    476,923  $    670,745  $    88,163  $         0
                        -----------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk         (788,043)     (278,471)    (313,562)    (219,714)     (378,292)     (669,422)    (138,971)    (488,055)
                        -----------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
Net investment income
   (loss)                   864,265       (15,703)    (313,562)    (219,714)       98,631         1,323      (50,808)    (488,055)
                        -----------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
Net realized gains
   (losses) from sale
   of securities            257,974    (3,170,466)  (2,198,580)    (599,732)   (2,098,205)   (3,880,175)    (495,936)    (643,862)
Realized gain
   distributions                  0             0            0            0             0             0            0            0
                        -----------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
Net realized gains
   (losses)                 257,974    (3,170,466)  (2,198,580)    (599,732)   (2,098,205)   (3,880,175)    (495,936)    (643,862)
                        -----------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period   (1,086,812)  (12,958,458)  (8,273,105)  (3,766,672)  (13,527,899)  (27,273,144)  (4,229,751)  (9,762,801)
   End of period          1,756,265    (4,132,279)     778,184    1,520,613    (4,686,524)  (12,370,298)  (1,092,114)     (27,801)
                        -----------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
Change in net
   unrealized
   appreciation of
   investments            2,843,077     8,826,179    9,051,289    5,287,285     8,841,375    14,902,846    3,137,637    9,735,000
                        -----------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in
   net assets from
   operations           $ 3,965,316  $  5,640,010  $ 6,539,147  $ 4,467,839  $  6,841,801  $ 11,023,994  $ 2,590,893  $ 8,603,083
                        ===========  ============  ===========  ===========  ============  ============  ===========  ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                                                               American    American     American
                                                                                                Funds        Funds       Funds
                          Large Cap      Mid Cap       Mid Cap                                  Global      Growth      Growth-
                            Value        Growth         Value     Real Return    Small Cap   Growth SAST     SAST     Income SAST
                          Portfolio     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio    Portfolio   Portfolio
                          (Class 3)     (Class 3)     (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)   (Class 3)
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
Investment income:
   Dividends            $    733,816  $          0  $    415,388  $ 2,292,249  $          0  $   192,001  $   79,265  $   123,657
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk          (473,731)     (441,379)     (478,300)    (627,799)     (407,347)    (151,504)    (80,282)     (98,847)
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
Net investment income
   (loss)                    260,085      (441,379)      (62,912)   1,664,450      (407,347)      40,497      (1,017)      24,810
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
Net realized gains
   (losses) from sale
   of securities          (1,801,313)   (2,552,436)   (4,159,766)  (1,033,631)   (1,530,974)    (243,182)   (174,219)    (212,853)
Realized gain
   distributions                   0             0             0            0             0      414,283     387,157      267,770
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
Net realized gains
   (losses)               (1,801,313)   (2,552,436)   (4,159,766)  (1,033,631)   (1,530,974)     171,101     212,938       54,917
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period   (15,341,055)  (14,820,778)  (21,793,821)  (3,335,275)  (12,522,388)    (822,154)   (388,535)    (690,389)
   End of period          (3,517,650)   (1,602,423)   (5,767,195)   1,928,934      (535,323)   1,496,930     909,380      896,832
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
Change in net
   unrealized
   appreciation
   of investments         11,823,405    13,218,355    16,026,626    5,264,209    11,987,065    2,319,084   1,297,915    1,587,221
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
Increase (decrease) in
   net assets from
   operations           $ 10,282,177  $ 10,224,540  $ 11,803,948  $ 5,895,028  $ 10,048,744  $ 2,530,682  $1,509,836  $ 1,666,948
                        ============  ============  ============  ===========  ============  ===========  ==========  ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                              VIP Investment                            T. Rowe Price
                             VIP Contrafund                     Grade Bond    VIP Mid Cap  VIP Overseas   Blue Chip   T. Rowe Price
                                Portfolio   VIP Equity-Income    Portfolio     Portfolio     Portfolio      Growth    Equity Income
                                (Service        Portfolio        (Service       (Service     (Service     Portfolio     Portfolio
                                Class 2)    (Service Class 2)    Class 2)       Class 2)     Class 2)     (Class II)    (Class II)
                             -------------- ----------------- --------------  -----------  ------------ ------------- -------------
Investment income:
   Dividends                   $    71,801     $   172,535     $ 1,196,018    $    58,749  $   177,116    $       0    $   147,491
                               -----------     -----------     -----------    -----------  -----------    ---------    -----------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                        (100,193)       (142,613)       (508,369)      (238,927)    (148,009)     (50,781)      (152,485)
                               -----------     -----------     -----------    -----------  -----------    ---------    -----------
Net investment income (loss)       (28,392)         29,922         687,649       (180,178)      29,107      (50,781)        (4,994)
                               -----------     -----------     -----------    -----------  -----------    ---------    -----------
Net realized gains (losses)
   from sale of securities        (110,707)       (288,774)        184,448       (278,496)    (611,098)      73,329       (209,267)
Realized gain distributions          1,794               0          87,230        108,466       17,162            0              0
                               -----------     -----------     -----------    -----------  -----------    ---------    -----------
Net realized gains (losses)       (108,913)       (288,774)        271,678       (170,030)    (593,936)      73,329       (209,267)
                               -----------     -----------     -----------    -----------  -----------    ---------    -----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period            (435,691)     (1,173,115)       (495,267)    (1,072,732)  (1,594,332)    (139,740)    (1,057,227)
   End of period                 1,703,601       2,110,260       2,479,615      4,537,831    1,200,060      724,850      2,396,744
                               -----------     -----------     -----------    -----------  -----------    ---------    -----------
Change in net unrealized
   appreciation of
   investments                   2,139,292       3,283,375       2,974,882      5,610,563    2,794,392      864,590      3,453,971
                               -----------     -----------     -----------    -----------  -----------    ---------    -----------
Increase (decrease) in net
   assets from operations      $ 2,001,987     $ 3,024,523     $ 3,934,209    $ 5,260,355  $ 2,229,563    $ 887,138    $ 3,239,710
                               ===========     ===========     ===========    ===========  ===========    =========    ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010

                              Balanced   Conservative                  Moderate       Cash      Diversified    Focus   International
                               Growth       Growth        Growth        Growth     Management  Fixed Income   Growth       Equity
                              Strategy     Strategy      Strategy      Strategy     Portfolio    Portfolio   Portfolio   Portfolio
                              (Class 1)    (Class 1)    (Class 1)     (Class 1)     (Class 1)    (Class 1)   (Class 1)   (Class 1)
                            ------------ ------------ ------------- ------------- ------------ ------------ ---------- -------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                $   548,254  $   470,470  $    (89,034) $    216,120  $    21,086  $   152,487  $  (30,406) $    15,765
   Net realized gains
      (losses)               (1,319,648)    (187,915)   (3,044,793)   (2,540,383)    (173,068)     127,384     (86,058)  (1,306,265)
   Change in net unrealized
      appreciation of
      investments             8,397,919    5,146,642    12,658,048    12,505,515       79,122      311,481     847,907    3,217,687
                            -----------  -----------  ------------  ------------  -----------  -----------  ----------  -----------
      Increase (decrease)
         in net assets from
         operations           7,626,525    5,429,197     9,524,221    10,181,252      (72,860)     591,352     731,443    1,927,187
                            -----------  -----------  ------------  ------------  -----------  -----------  ----------  -----------
From capital transactions:
   Net proceeds from units
      sold                       21,312       30,803       149,941       560,032           29       27,252       3,572       22,874
   Cost of units redeemed    (6,466,104)  (4,060,587)   (6,352,975)   (8,623,822)  (6,237,728)  (3,096,100)   (295,707)  (1,432,406)
   Net transfers               (647,197)   2,244,315    (2,565,238)     (644,834)   2,062,139    1,742,077    (358,939)    (856,247)
   Contract maintenance
      charge                    (18,013)     (11,259)      (30,777)      (26,327)      (1,920)      (2,706)     (1,640)      (2,588)
                            -----------  -----------  ------------  ------------  -----------  -----------  ----------  -----------
      Increase (decrease)
         in net assets from
         capital
          transactions       (7,110,002)  (1,796,728)   (8,799,049)   (8,734,951)  (4,177,480)  (1,329,477)   (652,714)  (2,268,367)
                            -----------  -----------  ------------  ------------  -----------  -----------  ----------  -----------
Increase (decrease) in net
   assets                       516,523    3,632,469       725,172     1,446,301   (4,250,340)    (738,125)     78,729     (341,180)
Net assets at beginning of
   period                    29,388,835   21,731,398    31,195,450    35,264,304    6,956,163    6,911,024   2,081,040    5,913,276
                            -----------  -----------  ------------  ------------  -----------  -----------  ----------  -----------
Net assets at end of period $29,905,358  $25,363,867  $ 31,920,622  $ 36,710,605  $ 2,705,823  $ 6,172,899  $2,159,769  $ 5,572,096
                            ===========  ===========  ============  ============  ===========  ===========  ==========  ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                     1,276        1,734         8,538        32,221            3        1,972         504        2,520
   Units redeemed              (389,453)    (244,511)     (373,393)     (509,571)    (555,321)    (225,385)    (41,795)    (154,081)
   Units transferred            (37,711)     131,572      (145,556)      (39,784)     183,626      128,579     (53,133)     (88,881)
                            -----------  -----------  ------------  ------------  -----------  -----------  ----------  -----------
Increase (decrease) in
   units outstanding           (425,888)    (111,205)     (510,411)     (517,134)    (371,692)     (94,834)    (94,424)    (240,442)
Beginning units               2,048,932    1,503,401     2,178,566     2,465,505      614,292      534,122     368,184      832,288
                            -----------  -----------  ------------  ------------  -----------  -----------  ----------  -----------
Ending units                  1,623,044    1,392,196     1,668,155     1,948,371      242,600      439,288     273,760      591,846
                            ===========  ===========  ============  ============  ===========  ===========  ==========  ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                             Large Cap   Large Cap    Large Cap     Mid Cap      Mid Cap                   Balanced    Conservative
                             Composite    Growth        Value        Growth       Value      Small Cap      Growth        Growth
                             Portfolio   Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Strategy      Strategy
                             (Class 1)   (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 2)     (Class 2)
                            ----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                $   (3,816) $   (69,223) $    69,377  $   (76,540) $     6,849  $   (45,975) $  2,091,714  $  1,651,175
   Net realized gains
      (losses)                (227,030)    (448,589)    (610,029)    (786,259)    (868,049)    (549,288)   (4,696,030)   (2,725,371)
   Change in net unrealized
      appreciation of
      investments              616,011    1,906,374    2,763,624    2,855,126    2,884,283    1,973,230    36,130,369    22,725,417
                            ----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
      Increase (decrease)
         in net assets from
         operations            385,165    1,388,562    2,222,972    1,992,327    2,023,083    1,377,967    33,526,053    21,651,221
                            ----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
From capital transactions:
   Net proceeds from units
      sold                         125        4,369        4,700        4,484        3,255       17,740       334,124       117,097
   Cost of units redeemed     (354,067)  (1,024,168)  (1,084,987)    (944,012)    (986,445)    (894,831)  (24,866,734)  (18,925,595)
   Net transfers              (226,085)     (49,751)  (1,403,159)    (494,783)    (904,736)    (617,052)   (5,234,759)    8,559,074
   Contract maintenance
      charge                      (938)      (3,112)      (3,294)      (3,473)      (3,336)      (2,095)      (43,979)      (27,631)
                            ----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
      Increase (decrease)
         in net assets from
         capital
         transactions         (580,965)  (1,072,662)  (2,486,740)  (1,437,784)  (1,891,262)  (1,496,238)  (29,811,348)  (10,277,055)
                            ----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Increase (decrease) in net
   assets                     (195,800)     315,900     (263,768)     554,543      131,821     (118,271)    3,714,705    11,374,166
Net assets at beginning of
   period                    1,323,766    4,251,835    6,251,192    4,992,475    5,060,975    3,453,249   130,852,927    87,361,070
                            ----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Net assets at end of period $1,127,966  $ 4,567,735  $ 5,987,424  $ 5,547,018  $ 5,192,796  $ 3,334,978  $134,567,632  $ 98,735,236
                            ==========  ===========  ===========  ===========  ===========  ===========  ============  ============
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                       14          515          379          265          170        1,687        22,028         7,256
   Units redeemed              (41,225)    (116,786)     (86,163)     (59,678)     (52,154)     (88,361)   (1,540,432)   (1,163,678)
   Units transferred           (27,404)       1,559     (115,100)     (31,899)     (47,048)     (60,302)     (319,851)      534,920
                            ----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Increase (decrease) in
   units outstanding           (68,615)    (114,712)    (200,884)     (91,312)     (99,032)    (146,976)   (1,838,255)     (621,502)
Beginning units                187,511      596,465      626,206      396,875      328,788      427,218     9,368,587     6,203,122
                            ----------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
Ending units                   118,896      481,753      425,322      305,563      229,756      280,242     7,530,332     5,581,620
                            ==========  ===========  ===========  ===========  ===========  ===========  ============  ============

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                                   Diversified
                                        Moderate         Cash         Fixed     Focus Growth     Focus        Focus
                           Growth        Growth       Management      Income     and Income      Growth      TechNet    Focus Value
                          Strategy      Strategy      Portfolio     Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                          (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)    (Class 2)    (Class 2)    (Class 2)
                        ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   (448,497) $    418,858  $     (4,972) $  1,397,844  $    (12,384) $  (497,706) $  (215,147) $   148,146
   Net realized gains
      (losses)            (1,972,059)   (3,856,654)   (1,679,897)      933,577    (3,320,188)    (332,883)  (1,661,589)  (2,659,197)
   Change in net
      unrealized
      appreciation of
      investments         24,344,239    48,890,970       645,439     3,972,110     9,541,108   11,119,935    6,021,870   12,267,236
                        ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from
         operations       21,923,683    45,453,174    (1,039,430)    6,303,531     6,208,536   10,289,346    4,145,134    9,756,185
                        ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold             178,228       387,104       362,200        62,264        22,797       70,774       22,978       69,288
   Cost of units
      redeemed           (16,999,112)  (32,021,721)  (28,677,792)  (18,147,449)   (3,007,744)  (5,334,004)  (2,057,319)  (6,159,433)
   Net transfers          (1,320,539)    1,934,349   (12,769,654)    7,643,768    (1,002,953)  (3,369,354)     919,634   (2,844,771)
   Contract maintenance
      charge                 (41,277)      (55,077)      (19,719)      (18,481)       (7,922)     (14,594)      (6,127)     (12,225)
                        ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions    (18,182,700)  (29,755,345)  (41,104,965)  (10,459,898)   (3,995,822)  (8,647,178)  (1,120,834)  (8,947,141)
                        ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
Increase (decrease) in
   net assets              3,740,983    15,697,829   (42,144,395)   (4,156,367)    2,212,714    1,642,168    3,024,300      809,044
Net assets at beginning
   of period              71,725,766   153,330,109    82,158,624    82,282,882    18,135,805   29,514,036   11,588,348   33,335,633
                        ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
Net assets at end of
   period               $ 75,466,749  $169,027,938  $ 40,014,229  $ 78,126,515  $ 20,348,519  $31,156,204  $14,612,648  $34,144,677
                        ============  ============  ============  ============  ============  ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                 10,457        23,399        33,213         4,827         2,531       10,830        4,859        4,793
   Units redeemed         (1,015,500)   (1,954,627)   (2,620,557)   (1,380,169)     (364,964)    (782,931)    (437,491)    (419,922)
   Units transferred         (75,987)      163,560    (1,170,234)      574,763      (132,612)    (518,598)     188,468     (208,829)
                        ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
Increase (decrease) in
   units outstanding      (1,081,030)   (1,767,668)   (3,757,578)     (800,579)     (495,045)  (1,290,699)    (244,164)    (623,958)
Beginning units            5,141,339    11,023,548     7,450,870     6,559,452     2,704,233    5,354,550    2,927,998    2,748,042
                        ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
Ending units               4,060,309     9,255,880     3,693,292     5,758,873     2,209,188    4,063,851    2,683,834    2,124,084
                        ============  ============  ============  ============  ============  ===========  ===========  ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                      International  Large Cap     Large Cap     Large Cap      Mid Cap       Mid Cap                    Balanced
                          Equity     Composite      Growth         Value        Growth         Value       Small Cap      Growth
                        Portfolio    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Strategy
                        (Class 2)    (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 3)
                      ------------- -----------  ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE)
   IN NET ASSETS:
From operations:
   Net investment
      income (loss)   $    (10,901) $   (73,783) $   (764,912) $    438,446  $   (648,445) $    (86,166) $   (548,154) $  1,103,058
   Net realized gains
      (losses)          (5,141,750)    (849,077)      (52,190)   (2,148,566)   (3,520,146)   (5,462,377)   (2,245,399)   (2,868,662)
   Change in net
      unrealized
      appreciation of
      investments       19,649,705    4,909,312    13,950,759    19,113,486    18,753,286    22,448,975    15,820,740    19,630,807
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
      Increase
         (decrease)
         in net
         assets from
         operations     14,497,054    3,986,452    13,133,657    17,403,366    14,584,695    16,900,432    13,027,187    17,865,203
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
From capital
   transactions:
   Net proceeds from
      units sold           155,995       60,324       197,288       194,031       230,294       125,824       164,853       449,057
   Cost of units
      redeemed          (9,316,333)  (2,269,302)   (7,158,694)   (9,222,756)   (6,511,083)   (7,527,510)   (5,368,970)   (8,592,790)
   Net transfers          (773,505)    (337,611)    1,173,054       (71,634)   (1,882,141)   (1,300,155)    1,133,737     3,047,511
   Contract
      maintenance
      charge               (15,113)      (4,691)      (12,830)      (14,238)      (12,413)      (15,057)      (10,699)      (23,924)
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
      Increase
         (decrease)
         in net
         assets from
         capital
         transactions   (9,948,956)  (2,551,280)   (5,801,182)   (9,114,597)   (8,175,343)   (8,716,898)   (4,081,079)   (5,120,146)
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease)
   in net assets         4,548,098    1,435,172     7,332,475     8,288,769     6,409,352     8,183,534     8,946,108    12,745,057
Net assets at
   beginning of
   period               47,580,660   12,510,752    41,855,722    46,270,225    36,202,747    40,016,588    29,610,639    64,334,864
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of
   period             $ 52,128,758  $13,945,924  $ 49,188,197  $ 54,558,994  $ 42,612,099  $ 48,200,122  $ 38,556,747  $ 77,079,921
                      ============  ===========  ============  ============  ============  ============  ============  ============
ANALYSIS OF INCREASE
   (DECREASE) IN
   UNITS OUTSTANDING:
   Units sold               17,349        7,062        22,885        16,115        14,630         7,004        16,828        27,523
   Units redeemed       (1,063,218)    (278,195)     (850,105)     (777,384)     (425,943)     (413,107)     (548,215)     (531,674)
   Units transferred      (126,077)     (35,231)      144,292        (9,975)     (124,545)      (73,403)      108,668       208,942
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease)
   in units
   outstanding          (1,171,946)    (306,364)     (682,928)     (771,244)     (535,858)     (479,506)     (422,719)     (295,209)
Beginning units          6,860,806    1,817,222     5,993,356     4,783,806     2,944,453     2,708,336     3,755,280     4,618,164
                      ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
Ending units             5,688,860    1,510,858     5,310,428     4,012,562     2,408,595     2,228,830     3,332,561     4,322,955
                      ============  ===========  ============  ============  ============  ============  ============  ============

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                   (continued)

                                                                                             Allocation
                     Conservative                  Moderate     Allocation    Allocation      Moderate     Allocation       Cash
                        Growth        Growth        Growth       Balanced       Growth         Growth       Moderate     Management
                       Strategy      Strategy      Strategy      Portfolio     Portfolio     Portfolio      Portfolio    Portfolio
                       (Class 3)     (Class 3)     (Class 3)     (Class 3)     (Class 3)     (Class 3)      (Class 3)     (Class 3)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
INCREASE (DECREASE)
   IN NET ASSETS:
From operations:
   Net investment
      income (loss)  $    862,219  $   (445,602) $    272,723  $  2,642,253  $  2,401,429  $   7,480,690  $  4,243,114  $    15,663
   Net realized
      gains (losses)   (3,682,195)   (2,661,833)   (3,091,664)   (1,477,929)  (10,655,844)   (11,745,289)   (7,716,810)  (1,792,200)
   Change in net
      unrealized
      appreciation
      of investments   14,192,776    23,500,087    33,080,368    29,564,033    47,275,238    134,205,640    59,944,895      491,082
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
      Increase
         (decrease)
         in net
         assets from
         operations    11,372,800    20,392,652    30,261,427    30,728,357    39,020,823    129,941,041    56,471,199   (1,285,455)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
From capital
   transactions:
   Net proceeds from
      units sold          617,173       971,101       708,511     5,919,811       705,924     25,231,867     8,055,861    1,564,090
   Cost of units
      redeemed         (6,751,471)   (9,196,782)  (10,565,700)  (12,692,502)  (10,297,935)   (28,924,088)  (19,407,473) (19,085,537)
   Net transfers        5,659,445     3,097,200    (1,839,455)   21,666,105   (10,271,981)     3,499,772     3,126,347  (18,894,072)
   Contract
      maintenance
      charge              (11,785)      (35,123)      (39,633)      (25,294)      (57,037)      (107,227)      (48,389)     (15,863)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
      Increase
         (decrease)
         in net
         assets from
         capital
         transactions    (486,638)   (5,163,604)  (11,736,277)   14,868,120   (19,921,029)      (299,676)   (8,273,654) (36,431,382)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Increase (decrease)
   in net assets       10,886,162    15,229,048    18,525,150    45,596,477    19,099,794    129,641,365    48,197,545  (37,716,837)
Net assets at
   beginning of
   period              45,850,002    63,790,213    98,912,420   122,611,336   111,765,953    407,207,087   198,541,673   88,561,220
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Net assets at end of
   period            $ 56,736,164  $ 79,019,261  $117,437,570  $168,207,813  $130,865,747  $ 536,848,452  $246,739,218  $50,844,383
                     ============  ============  ============  ============  ============  =============  ============  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN
   UNITS
   OUTSTANDING:
   Units sold              37,139        56,625        41,598       595,072        72,863      2,799,854       844,281      143,293
   Units redeemed        (418,884)     (556,259)     (631,200)   (1,245,219)   (1,088,530)    (3,012,186)   (1,947,904)  (1,750,968)
   Units transferred      333,985       181,536       (88,676)    2,122,555    (1,104,304)       464,012       318,005   (1,736,868)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Increase (decrease)
   in units
   outstanding            (47,760)     (318,098)     (678,278)    1,472,408    (2,119,971)       251,680      (785,618)  (3,344,543)
Beginning units         3,250,606     4,567,660     7,109,680    13,873,018    14,607,402     50,619,438    23,527,482    8,052,079
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Ending units            3,202,846     4,249,562     6,431,402    15,345,426    12,487,431     50,871,118    22,741,864    4,707,536
                     ============  ============  ============  ============  ============  =============  ============  ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                         Diversified  Focus Growth                   Focus                 International  Large Cap    Large Cap
                         Fixed Income  and Income   Focus Growth    TechNet    Focus Value     Equity     Composite      Growth
                           Portfolio   Portfolio      Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                           (Class 3)   (Class 3)      (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)
                         ------------ ------------ ------------- ------------ ------------ ------------- -----------  ------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment income
      (loss)             $   864,265  $   (15,703) $   (313,562) $  (219,714) $    98,631   $     1,323  $   (50,808) $  (488,055)
   Net realized gains
      (losses)               257,974   (3,170,466)   (2,198,580)    (599,732)  (2,098,205)   (3,880,175)    (495,936)    (643,862)
   Change in net
      unrealized
      appreciation of
      investments          2,843,077    8,826,179     9,051,289    5,287,285    8,841,375    14,902,846    3,137,637    9,735,000
                         -----------  -----------  ------------  -----------  -----------   -----------  -----------  -----------
      Increase
         (decrease) in
         net assets
         from operations   3,965,316    5,640,010     6,539,147    4,467,839    6,841,801    11,023,994    2,590,893    8,603,083
                         -----------  -----------  ------------  -----------  -----------   -----------  -----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold             156,664      179,532       105,227       41,844      239,598       345,126       60,890      185,858
   Cost of units
      redeemed            (6,615,876)  (2,178,846)   (1,883,806)    (860,257)  (2,490,576)   (3,495,379)    (798,915)  (2,495,942)
   Net transfers           3,612,798     (331,671)   (3,017,059)   2,431,291   (1,219,246)    1,998,558       19,593      704,001
   Contract maintenance
      charge                  (8,844)      (7,979)      (11,719)      (7,772)      (9,739)      (14,715)      (3,012)     (10,176)
                         -----------  -----------  ------------  -----------  -----------   -----------  -----------  -----------
      Increase
         (decrease) in
         net assets from
         capital
         transactions     (2,855,258)  (2,338,964)   (4,807,357)   1,605,106   (3,479,963)   (1,166,410)    (721,444)  (1,616,259)
                         -----------  -----------  ------------  -----------  -----------   -----------  -----------  -----------
Increase (decrease) in
   net assets              1,110,058    3,301,046     1,731,790    6,072,945    3,361,838     9,857,584    1,869,449    6,986,824
Net assets at beginning
   of period              51,402,493   16,065,350    20,020,531   11,131,293   22,302,381    35,200,751    7,660,962   26,769,902
                         -----------  -----------  ------------  -----------  -----------   -----------  -----------  -----------
Net assets at end of
   period                $52,512,551  $19,366,396  $ 21,752,321  $17,204,238  $25,664,219   $45,058,335  $ 9,530,411  $33,756,726
                         ===========  ===========  ============  ===========  ===========   ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                 11,976       19,964        15,255        9,104       16,213        38,588        7,240       21,520
   Units redeemed           (505,256)    (259,879)     (276,582)    (186,545)    (173,188)     (401,466)     (96,645)    (298,765)
   Units transferred         272,827      (49,113)     (531,346)     550,903      (85,200)      203,219        9,716       91,168
                         -----------  -----------  ------------  -----------  -----------   -----------  -----------  -----------
Increase (decrease) in
   units outstanding        (220,453)    (289,028)     (792,673)     373,462     (242,175)     (159,659)     (79,689)    (186,077)
Beginning units            4,126,673    2,364,994     3,629,085    2,878,294    1,844,934     5,087,339    1,111,685    3,830,988
                         -----------  -----------  ------------  -----------  -----------   -----------  -----------  -----------
Ending units               3,906,220    2,075,966     2,836,412    3,251,756    1,602,759     4,927,680    1,031,996    3,644,911
                         ===========  ===========  ============  ===========  ===========   ===========  ===========  ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                                                                            American
                                                                                             Funds       American      American
                          Large Cap     Mid Cap      Mid Cap                                 Global       Funds         Funds
                            Value        Growth       Value     Real Return   Small Cap   Growth SAST  Growth SAST  Growth-Income
                          Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio        SAST
                          (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)     (Class 3)
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment income
      (loss)             $   260,085  $  (441,379) $   (62,912) $ 1,664,450  $  (407,347) $    40,497  $    (1,017) $   24,810
   Net realized gains
      (losses)            (1,801,313)  (2,552,436)  (4,159,766)  (1,033,631)  (1,530,974)     171,101      212,938      54,917
   Change in net
      unrealized
      appreciation
      of investments      11,823,405   13,218,355   16,026,626    5,264,209   11,987,065    2,319,084    1,297,915   1,587,221
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
      Increase
         (decrease) in
          net assets
          from
          operations      10,282,177   10,224,540   11,803,948    5,895,028   10,048,744    2,530,682    1,509,836   1,666,948
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
From capital
   transactions:
   Net proceeds from
      units sold             248,639      167,353      153,346      529,838      233,510      842,780      376,879     548,251
   Cost of units
      redeemed            (3,134,960)  (2,309,353)  (2,690,796)  (5,306,468)  (2,078,651)    (443,947)    (474,223)   (353,021)
   Net transfers             371,233      550,473     (232,961)   5,931,972    1,826,056    3,195,149    1,630,531   1,380,981
   Contract
      maintenance
      charge                 (10,149)     (10,690)     (12,402)      (4,612)     (10,180)      (1,473)        (742)     (1,077)
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
      Increase
         (decrease) in
         net assets from
         capital
         transactions     (2,525,237)  (1,602,217)  (2,782,813)   1,150,730      (29,265)   3,592,509    1,532,445   1,575,134
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
Increase (decrease) in
   net assets              7,756,940    8,622,323    9,021,135    7,045,758   10,019,479    6,123,191    3,042,281   3,242,082
Net assets at beginning
   of period              26,464,388   23,854,764   27,037,271   32,510,200   21,666,845    5,905,348    3,197,705   4,343,630
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
Net assets at end of
   period                $34,221,328  $32,477,087  $36,058,406  $39,555,958  $31,686,324  $12,028,539  $ 6,239,986  $7,585,712
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                 20,517       10,372        7,976       48,187       23,223       94,942       48,212      71,254
   Units redeemed           (265,505)    (151,793)    (149,103)    (493,152)    (212,485)     (45,764)     (55,165)    (43,146)
   Units transferred          26,122       37,979      (22,599)     577,506      181,800      332,570      204,445     172,391
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
Increase (decrease) in
   units outstanding        (218,866)    (103,442)    (163,726)     132,541       (7,462)     381,748      197,492     200,499
Beginning units            2,741,951    1,938,316    1,839,908    3,371,650    2,747,504      776,946      469,285     635,248
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
Ending units               2,523,085    1,834,874    1,676,182    3,504,191    2,740,042    1,158,694      666,777     835,747
                         ===========  ===========  ===========  ===========  ===========  ===========  ===========  ==========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2010
                                  (continued)

                                                                VIP                                              T. Rowe
                                    VIP           VIP        Investment    VIP Mid        VIP        T. Rowe      Price
                                 Contrafund  Equity-Income   Grade Bond      Cap        Overseas   Price Blue     Equity
                                 Portfolio     Portfolio     Portfolio    Portfolio    Portfolio   Chip Growth    Income
                                  (Service      (Service      (Service     (Service     (Service    Portfolio   Portfolio
                                  Class 2)      Class 2)      Class 2)     Class 2)     Class 2)    (Class II)  (Class II)
                                -----------  -------------  -----------  -----------  -----------  ----------- -----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income (loss) $   (28,392)  $    29,922   $   687,649  $  (180,178) $    29,107  $  (50,781) $    (4,994)
   Net realized gains (losses)     (108,913)     (288,774)      271,678     (170,030)    (593,936)     73,329     (209,267)
   Change in net unrealized
      appreciation of
      investments                 2,139,292     3,283,375     2,974,882    5,610,563    2,794,392     864,590    3,453,971
                                -----------   -----------   -----------  -----------  -----------  ----------  -----------
      Increase (decrease) in
         net assets from
         operations               2,001,987     3,024,523     3,934,209    5,260,355    2,229,563     887,138    3,239,710
                                -----------   -----------   -----------  -----------  -----------  ----------  -----------
From capital transactions:
   Net proceeds from units sold     518,056       985,288     2,299,041    1,699,440      988,107     323,671    1,068,215
   Cost of units redeemed          (569,982)     (352,151)   (1,621,957)    (886,898)    (371,522)   (426,607)    (399,535)
   Net transfers                  2,068,013     1,200,368     7,462,684    2,834,306    1,734,273   1,257,976    1,193,839
   Contract maintenance charge         (893)       (1,229)       (3,789)      (2,145)      (1,360)       (421)      (1,302)
                                -----------   -----------   -----------  -----------  -----------  ----------  -----------
      Increase (decrease) in
         net assets from
         capital transactions     2,015,194     1,832,276     8,135,979    3,644,703    2,349,498   1,154,619    1,861,217
                                -----------   -----------   -----------  -----------  -----------  ----------  -----------
Increase (decrease) in net
   assets                         4,017,181     4,856,799    12,070,188    8,905,058    4,579,061   2,041,757    5,100,927
Net assets at beginning of
   period                         4,036,766     6,125,563    25,026,776    9,863,988    6,280,514   1,860,049    6,675,740
                                -----------   -----------   -----------  -----------  -----------  ----------  -----------
Net assets at end of period     $ 8,053,947   $10,982,362   $37,096,964  $18,769,046  $10,859,575  $3,901,806  $11,776,667
                                ===========   ===========   ===========  ===========  ===========  ==========  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                        74,452       150,727       222,337      224,487      156,240      43,595      150,935
   Units redeemed                   (73,539)      (49,202)     (151,944)    (105,652)     (53,757)    (52,450)     (51,719)
   Units transferred                280,541       181,539       708,919      367,696      254,147     163,549      166,834
                                -----------   -----------   -----------  -----------  -----------  ----------  -----------
Increase (decrease) in
   units outstanding                281,454       283,064       779,312      486,531      356,630     154,694      266,050
Beginning units                     663,496     1,080,264     2,565,420    1,483,986    1,160,209     284,046    1,078,738
                                -----------   -----------   -----------  -----------  -----------  ----------  -----------
Ending units                        944,950     1,363,328     3,344,732    1,970,517    1,516,839     438,740    1,344,788
                                ===========   ===========   ===========  ===========  ===========  ==========  ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009

                                                                                             Diversified
                          Balanced    Conservative                  Moderate        Cash        Fixed        Focus     International
                           Growth        Growth        Growth        Growth      Management     Income       Growth        Equity
                          Strategy      Strategy      Strategy      Strategy     Portfolio    Portfolio    Portfolio     Portfolio
                          (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)
                        ------------  ------------  ------------  ------------  -----------  -----------  -----------  -------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $  1,066,266  $    855,786  $    390,215  $    798,922  $    89,461  $   176,463  $   (35,750)  $    92,316
   Net realized gains        861,162     1,023,572    (1,641,456)   (1,407,035)    (181,079)     108,478      118,213      (392,246)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments        (12,479,657)   (7,890,430)  (13,804,737)  (14,943,069)      20,305     (386,729)  (1,311,832)   (5,514,286)
                        ------------  ------------  ------------  ------------  -----------  -----------  -----------   -----------
      Increase
         (decrease) in
         net assets
         from
         operations      (10,552,229)   (6,011,072)  (15,055,978)  (15,551,182)     (71,313)    (101,788)  (1,229,369)   (5,814,216)
                        ------------  ------------  ------------  ------------  -----------  -----------  -----------   -----------
From capital
   transactions:
   Net proceeds from
      units sold             120,708       354,785        70,450       432,893            0       14,575        3,273         1,585
   Cost of units
      redeemed            (7,927,945)   (7,873,260)   (7,845,624)   (9,184,101)  (5,811,287)  (1,830,673)    (432,625)   (1,086,431)
   Net transfers          (1,621,528)     (500,544)   (1,807,898)   (3,340,745)   3,627,309    1,127,919      192,568      (876,671)
   Contract maintenance
      charge                 (23,250)      (14,007)      (37,134)      (30,969)      (2,270)      (2,768)      (2,017)       (2,872)
                        ------------  ------------  ------------  ------------  -----------  -----------  -----------   -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions     (9,452,015)   (8,033,026)   (9,620,206)  (12,122,922)  (2,186,248)    (690,947)    (238,801)   (1,964,389)
                        ------------  ------------  ------------  ------------  -----------  -----------  -----------   -----------
Increase (decrease) in
   net assets            (20,004,244)  (14,044,098)  (24,676,184)  (27,674,104)  (2,257,561)    (792,735)  (1,468,170)   (7,778,605)
Net assets at beginning
   of period              49,393,079    35,775,496    55,871,634    62,938,408    9,213,724    7,703,759    3,549,210    13,691,881
                        ------------  ------------  ------------  ------------  -----------  -----------  -----------   -----------
Net assets at end of
   period               $ 29,388,835  $ 21,731,398  $ 31,195,450  $ 35,264,304  $ 6,956,163  $ 6,911,024  $ 2,081,040   $ 5,913,276
                        ============  ============  ============  ============  ===========  ===========  ===========   ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                  6,561        23,310         4,668        32,168            0        1,222          521           181
   Units redeemed           (520,644)     (515,523)     (487,460)     (594,094)    (510,845)    (142,395)     (59,691)     (125,527)
   Units transferred        (111,976)      (37,741)     (119,948)     (240,280)     318,640       86,729       28,642      (115,617)
                        ------------  ------------  ------------  ------------  -----------  -----------  -----------   -----------
Increase (decrease) in
   units outstanding        (626,059)     (529,954)     (602,740)     (802,206)    (192,205)     (54,444)     (30,528)     (240,963)
Beginning units            2,674,991     2,033,355     2,781,306     3,267,711      806,497      588,566      398,712     1,073,251
                        ------------  ------------  ------------  ------------  -----------  -----------  -----------   -----------
Ending units               2,048,932     1,503,401     2,178,566     2,465,505      614,292      534,122      368,184       832,288
                        ============  ============  ============  ============  ===========  ===========  ===========   ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                            Large Cap   Large Cap    Large Cap     Mid Cap      Mid Cap                   Balanced     Conservative
                            Composite     Growth       Value        Growth       Value      Small Cap      Growth         Growth
                            Portfolio   Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Strategy       Strategy
                            (Class 1)   (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 2)      (Class 2)
                          ------------ -----------  -----------  -----------  -----------  -----------  -------------  -------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment income
      (loss)              $    (2,904) $   (79,695) $    36,185  $   (91,331) $   (17,112) $   (63,435) $   4,085,664  $  3,375,084
   Net realized gains
      (losses)                 29,676     (207,141)     (13,153)     477,521      345,399     (342,554)     4,169,745       653,578
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments            (914,141)  (2,518,114)  (4,532,711)  (3,621,727)  (4,049,778)  (1,435,453)   (58,389,845)  (30,837,800)
                          -----------  -----------  -----------  -----------  -----------  -----------  -------------  ------------
      Increase (decrease)
         in net assets
         from operations     (887,369)  (2,804,950)  (4,509,679)  (3,235,537)  (3,721,491)  (1,841,442)   (50,134,436)  (26,809,138)
                          -----------  -----------  -----------  -----------  -----------  -----------  -------------  ------------
From capital
   transactions:
   Net proceeds from
      units sold                   99        6,387        9,639        4,170       25,151        3,734        679,608       173,632
   Cost of units redeemed    (213,446)    (783,545)  (1,291,366)    (990,299)  (1,176,812)    (600,930)   (40,246,385)  (30,920,363)
   Net transfers             (129,613)    (804,666)  (1,750,207)    (293,005)  (1,317,737)    (368,196)   (13,833,773)   (6,828,854)
   Contract maintenance
      charge                   (1,066)      (3,390)      (3,841)      (4,164)      (4,004)      (2,344)       (58,589)      (37,054)
                          -----------  -----------  -----------  -----------  -----------  -----------  -------------  ------------
      Increase (decrease)
         in net assets
         from capital
         transactions        (344,026)  (1,585,214)  (3,035,775)  (1,283,298)  (2,473,402)    (967,736)   (53,459,139)  (37,612,639)
                          -----------  -----------  -----------  -----------  -----------  -----------  -------------  ------------
Increase (decrease) in
   net assets              (1,231,395)  (4,390,164)  (7,545,454)  (4,518,835)  (6,194,893)  (2,809,178)  (103,593,575)  (64,421,777)
Net assets at beginning
   of period                2,555,161    8,641,999   13,796,646    9,511,310   11,255,868    6,262,427    234,446,502   151,782,847
                          -----------  -----------  -----------  -----------  -----------  -----------  -------------  ------------
Net assets at end of
   period                 $ 1,323,766  $ 4,251,835  $ 6,251,192  $ 4,992,475  $ 5,060,975  $ 3,453,249  $ 130,852,927  $ 87,361,070
                          ===========  ===========  ===========  ===========  ===========  ===========  =============  ============
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      14          788        1,024          283        1,351          401         43,790        11,634
   Units redeemed             (25,720)     (95,239)    (112,298)     (65,092)     (62,927)     (66,188)    (2,684,960)   (2,095,660)
   Units transferred          (16,761)     (90,635)    (146,643)     (19,931)     (72,036)     (44,536)      (985,564)     (541,088)
                          -----------  -----------  -----------  -----------  -----------  -----------  -------------  ------------
Increase (decrease) in
   units outstanding          (42,467)    (185,086)    (257,917)     (84,740)    (133,612)    (110,323)    (3,626,734)   (2,625,114)
Beginning units               229,978      781,551      884,123      481,615      462,400      537,541     12,995,321     8,828,236
                          -----------  -----------  -----------  -----------  -----------  -----------  -------------  ------------
Ending units                  187,511      596,465      626,206      396,875      328,788      427,218      9,368,587     6,203,122
                          ===========  ===========  ===========  ===========  ===========  ===========  =============  ============

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                  Diversified
                                       Moderate        Cash          Fixed     Focus Growth     Focus        Focus
                         Growth         Growth      Management       Income     and Income      Growth      TechNet     Focus Value
                        Strategy       Strategy     Portfolio      Portfolio     Portfolio    Portfolio    Portfolio     Portfolio
                        (Class 2)      (Class 2)    (Class 2)      (Class 2)     (Class 2)    (Class 2)    (Class 2)     (Class 2)
                      ------------  -------------  ------------  ------------  ------------  -----------  -----------  ------------
INCREASE (DECREASE)
   IN NET ASSETS:
From operations:
   Net investment
      income (loss)   $    573,546  $   2,721,007  $  1,070,238  $  2,028,723  $   (323,882) $  (629,703) $  (226,125) $     88,780
   Net realized gains
      (losses)           1,253,998      4,410,426    (1,010,823)      690,407       227,139    2,508,516      712,471     1,573,361
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments   (39,922,436)   (78,624,817)   (1,057,810)   (4,758,031)  (12,334,691) (22,582,856)  (6,307,078)  (22,757,079)
                      ------------  -------------  ------------  ------------  ------------  -----------  -----------  ------------
      Increase
         (decrease)
         in net
         assets from
         operations    (38,094,892)   (71,493,384)     (998,395)   (2,038,901)  (12,431,434) (20,704,043)  (5,820,732)  (21,094,938)
                      ------------  -------------  ------------  ------------  ------------  -----------  -----------  ------------
From capital
   transactions:
   Net proceeds from
      units sold           532,852        648,152       412,890       391,344        82,167      161,431       39,543       237,497
   Cost of units
      redeemed         (20,502,264)   (43,086,514)  (70,197,625)  (31,412,786)   (5,546,171)  (6,873,903)  (2,239,751)   (7,507,053)
   Net transfers       (10,121,682)   (22,252,756)   88,327,729     3,671,444    (3,712,870)  (4,046,111)  (2,131,687)   (9,875,616)
   Contract
      maintenance
      charge               (50,026)       (71,701)      (22,114)      (24,120)       (9,971)     (17,339)      (6,640)      (15,632)
                      ------------  -------------  ------------  ------------  ------------  -----------  -----------  ------------
      Increase
         (decrease)
         in net
         assets from
         capital
         transactions  (30,141,120)   (64,762,819)   18,520,880   (27,374,118)   (9,186,845) (10,775,922)  (4,338,535)  (17,160,804)
                      ------------  -------------  ------------  ------------  ------------  -----------  -----------  ------------
Increase (decrease)
   in net assets       (68,236,012)  (136,256,203)   17,522,485   (29,413,019)  (21,618,279) (31,479,965) (10,159,267)  (38,255,742)
Net assets at
   beginning of
   period              139,961,778    289,586,312    64,636,139   111,695,901    39,754,084   60,994,001   21,747,615    71,591,375
                      ------------  -------------  ------------  ------------  ------------  -----------  -----------  ------------
Net assets at end of
   period             $ 71,725,766  $ 153,330,109  $ 82,158,624  $ 82,282,882  $ 18,135,805  $29,514,036  $11,588,348  $ 33,335,633
                      ============  =============  ============  ============  ============  ===========  ===========  ============
ANALYSIS OF INCREASE
   (DECREASE) IN
   UNITS OUTSTANDING:
   Units sold               31,816         38,366        37,275        31,020         8,928       24,227        9,280        19,000
   Units redeemed       (1,295,188)    (2,840,908)   (6,320,015)   (2,528,799)     (669,091)  (1,062,693)    (540,022)     (567,150)
   Units transferred      (722,643)    (1,579,283)    7,944,443       290,665      (414,557)    (609,182)    (549,553)     (720,675)
                      ------------  -------------  ------------  ------------  ------------  -----------  -----------  ------------
Increase (decrease)
   in units
   outstanding          (1,986,015)    (4,381,825)    1,661,703    (2,207,114)   (1,074,720)  (1,647,648)  (1,080,295)   (1,268,825)
Beginning units          7,127,354     15,405,373     5,789,167     8,766,566     3,778,953    7,002,198    4,008,293     4,016,867
                      ------------  -------------  ------------  ------------  ------------  -----------  -----------  ------------
Ending units             5,141,339     11,023,548     7,450,870     6,559,452     2,704,233    5,354,550    2,927,998     2,748,042
                      ============  =============  ============  ============  ============  ===========  ===========  ============

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                    International  Large Cap     Large Cap     Large Cap      Mid Cap       Mid Cap                     Balanced
                        Equity     Composite      Growth         Value        Growth         Value        Small Cap      Growth
                      Portfolio    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio      Portfolio     Strategy
                      (Class 2)    (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)      (Class 2)     (Class 3)
                    ------------- ------------  ------------  ------------  ------------  ------------   ------------  ------------
INCREASE (DECREASE)
   IN NET ASSETS:
From operations:
   Net investment
      income (loss) $    426,388  $   (110,653) $   (910,310) $     27,483  $   (818,435) $   (347,887)  $   (628,419) $  1,925,279
   Net realized
      gains
      (losses)        (2,488,353)      528,607     2,002,695     1,916,455     2,819,352       (31,478)    (3,701,387)      589,958
   Change in net
      unrealized
      appreciation
      (depreciation)
      of
      investments    (50,286,986)   (9,650,659)  (29,907,662)  (34,238,730)  (28,768,563)  (29,446,007)   (12,144,708)  (25,058,282)
                    ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------
      Increase
         (decrease)
         in net
         assets
         from
         operations  (52,348,951)   (9,232,705)  (28,815,277)  (32,294,792)  (26,767,646)  (29,825,372)   (16,474,514)  (22,543,045)
                    ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------
From capital
   transactions:
   Net proceeds
      from units
      sold               233,051        79,809       150,573       295,204       143,836       273,477        196,799     1,880,032
   Cost of units
      redeemed       (14,001,480)   (3,842,237)  (10,024,939)  (11,960,399)   (9,669,843)  (10,445,477)    (6,799,118)  (10,530,163)
   Net transfers     (12,140,048)   (2,408,963)   (6,075,171)   (8,976,094)   (5,792,100)   (7,632,011)    (3,105,069)   (6,271,927)
   Contract
      maintenance
      charge             (19,035)       (6,377)      (14,915)      (17,273)      (14,944)      (19,138)       (12,434)      (27,844)
                    ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------
      Increase
         (decrease)
         in net
         assets
         from
         capital
         trans-
         actions     (25,927,512)   (6,177,768)  (15,964,452)  (20,658,562)  (15,333,051)  (17,823,149)    (9,719,822)  (14,949,902)
                    ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------
Increase (decrease)
   in net assets     (78,276,463)  (15,410,473)  (44,779,729)  (52,953,354)  (42,100,697)  (47,648,521)   (26,194,336)  (37,492,947)
Net assets at
   beginning of
   period            125,857,123    27,921,225    86,635,451    99,223,579    78,303,444    87,665,109     55,804,975   101,827,811
                    ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------
Net assets at end
   of period        $ 47,580,660  $ 12,510,752  $ 41,855,722  $ 46,270,225  $ 36,202,747  $ 40,016,588   $ 29,610,639  $ 64,334,864
                    ============  ============  ============  ============  ============  ============   ============  ============
ANALYSIS OF
   INCREASE
   (DECREASE) IN
   UNITS
   OUTSTANDING:
   Units sold             21,874         7,425        15,705        20,605         8,333        13,861         21,211       114,455
   Units redeemed     (1,608,004)     (466,397)   (1,208,800)   (1,027,491)     (653,151)     (580,025)      (749,673)     (707,137)
   Units
      transferred     (1,632,097)     (289,031)     (783,037)     (750,803)     (448,266)     (460,636)      (411,418)     (446,727)
                    ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------
Increase (decrease)
   in units
   outstanding        (3,218,227)     (748,003)   (1,976,132)   (1,757,689)   (1,093,084)   (1,026,800)    (1,139,880)   (1,039,409)
Beginning units       10,079,033     2,565,225     7,969,488     6,541,495     4,037,537     3,735,136      4,895,160     5,657,573
                    ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------
Ending units           6,860,806     1,817,222     5,993,356     4,783,806     2,944,453     2,708,336      3,755,280     4,618,164
                    ============  ============  ============  ============  ============  ============   ============  ============

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                                             Allocation
                     Conservative                  Moderate     Allocation    Allocation      Moderate     Allocation       Cash
                        Growth        Growth        Growth       Balanced       Growth         Growth       Moderate     Management
                       Strategy      Strategy      Strategy      Portfolio     Portfolio     Portfolio      Portfolio    Portfolio
                       (Class 3)     (Class 3)     (Class 3)     (Class 3)     (Class 3)     (Class 3)      (Class 3)     (Class 3)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
INCREASE (DECREASE)
   IN NET ASSETS:
From operations:
   Net investment
      income (loss)  $  1,665,360  $    522,179  $  1,757,266  $  1,000,404  $  2,683,143  $   3,337,851  $  2,807,228  $ 1,008,436
   Net realized
      gains (losses)   (1,718,021)     (285,882)    1,606,760    (2,319,286)    1,006,330      2,229,883    (2,837,834)    (648,869)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments  (11,939,494)  (30,466,182)  (42,287,407)  (29,425,564)  (74,156,374)  (178,318,151)  (71,744,683)  (1,368,534)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
      Increase
         (decrease)
         in net
         assets
         from
         operations   (11,992,155)  (30,229,885)  (38,923,381)  (30,744,446)  (70,466,901)  (172,750,417)  (71,775,289)  (1,008,967)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
From capital
   transactions:
   Net proceeds from
      units sold        1,889,440     3,800,457     3,959,073    22,063,013     3,477,822    137,109,211    51,067,754    9,635,944
   Cost of units
      redeemed         (8,722,433)   (8,851,064)  (10,656,548)  (13,275,823)  (12,426,825)   (27,157,845)  (18,251,870) (35,424,205)
   Net transfers        1,572,806      (547,063)   (3,859,115)   24,159,957    (7,050,425)    21,584,303     3,322,373   65,509,511
   Contract
      maintenance
      charge              (12,527)      (40,223)      (45,524)      (21,061)      (63,288)       (89,410)      (44,463)     (12,403)
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
      Increase
         (decrease)
         in net
         assets from
         capital
         transactions  (5,272,714)   (5,637,893)  (10,602,114)   32,926,086   (16,062,716)   131,446,259    36,093,794   39,708,847
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Increase (decrease)
   in net assets      (17,264,869)  (35,867,778)  (49,525,495)    2,181,640   (86,529,617)   (41,304,158)  (35,681,495)  38,699,880
Net assets at
   beginning of
   period              63,114,871    99,657,991   148,437,915   120,429,696   198,295,570    448,511,245   234,223,168   49,861,340
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Net assets at end of
   period            $ 45,850,002  $ 63,790,213  $ 98,912,420  $122,611,336  $111,765,953  $ 407,207,087  $198,541,673  $88,561,220
                     ============  ============  ============  ============  ============  =============  ============  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN
   UNITS
   OUTSTANDING:
   Units sold             119,465       210,421       232,124     2,183,887       360,826     13,584,199     5,045,365      868,569
   Units redeemed        (605,410)     (587,313)     (725,784)   (1,434,778)   (1,397,331)    (3,070,147)   (2,024,451)  (3,198,126)
   Units
      transferred          72,300      (121,750)     (286,068)    2,551,894      (742,410)     2,320,640       398,776    5,913,951
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Increase (decrease)
   in units
   outstanding           (413,645)     (498,642)     (779,728)    3,301,003    (1,778,915)    12,834,692     3,419,690    3,584,394
Beginning units         3,664,251     5,066,302     7,889,408    10,572,015    16,386,317     37,784,746    20,107,792    4,467,685
                     ------------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Ending units            3,250,606     4,567,660     7,109,680    13,873,018    14,607,402     50,619,438    23,527,482    8,052,079
                     ============  ============  ============  ============  ============  =============  ============  ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                        Diversified
                           Fixed     Focus Growth     Focus         Focus                   International  Large Cap     Large Cap
                           Income     and Income      Growth       TechNet     Focus Value      Equity     Composite       Growth
                         Portfolio     Portfolio    Portfolio     Portfolio     Portfolio     Portfolio    Portfolio     Portfolio
                         (Class 3)     (Class 3)    (Class 3)     (Class 3)     (Class 3)     (Class 3)    (Class 3)     (Class 3)
                        -----------  ------------  ------------  -----------  ------------  ------------- -----------  ------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $ 1,225,405  $   (290,648) $   (378,124) $  (205,939) $     37,296  $    300,710  $   (63,128) $   (545,281)
   Net realized gains
      (losses)             (105,316)     (364,052)    1,080,280      279,657      (793,011)   (3,646,358)      73,499       544,270
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments     (1,899,127)  (10,068,425)  (13,275,729)  (5,201,417)  (12,949,818)  (31,199,296)  (5,150,147)  (17,887,769)
                        -----------  ------------  ------------  -----------  ------------  ------------  -----------  ------------
      Increase
         (decrease) in
         net assets
         from
         operations        (779,038)  (10,723,125)  (12,573,573)  (5,127,699)  (13,705,533)  (34,544,944)  (5,139,776)  (17,888,780)
                        -----------  ------------  ------------  -----------  ------------  ------------  -----------  ------------
From capital
   transactions:
   Net proceeds from
      units sold          1,074,602       329,514       547,793      289,534       541,784     1,328,827       86,593       749,845
   Cost of units
      redeemed           (8,831,874)   (2,523,174)   (3,034,559)  (1,371,638)   (3,009,776)   (5,034,850)  (1,303,532)   (4,754,531)
   Net transfers          8,031,112    (4,023,784)   (1,874,612)  (3,176,017)   (5,377,776)   (5,661,211)    (534,287)   (4,697,489)
   Contract
      maintenance
      charge                 (9,348)       (9,415)      (13,583)      (8,127)      (11,143)      (16,315)      (3,558)      (11,256)
                        -----------  ------------  ------------  -----------  ------------  ------------  -----------  ------------
      Increase
         (decrease) in
         net assets
         from capital
         transactions       264,492    (6,226,859)   (4,374,961)  (4,266,248)   (7,856,911)   (9,383,549)  (1,754,784)   (8,713,431)
                        -----------  ------------  ------------  -----------  ------------  ------------  -----------  ------------
Increase (decrease) in
   net assets              (514,546)  (16,949,984)  (16,948,534)  (9,393,947)  (21,562,444)  (43,928,493)  (6,894,560)  (26,602,211)
Net assets at
   beginning of period   51,917,039    33,015,334    36,969,065   20,525,240    43,864,825    79,129,244   14,555,522    53,372,113
                        -----------  ------------  ------------  -----------  ------------  ------------  -----------  ------------
Net assets at end of
   period               $51,402,493  $ 16,065,350  $ 20,020,531  $11,131,293  $ 22,302,381  $ 35,200,751  $ 7,660,962  $ 26,769,902
                        ===========  ============  ============  ===========  ============  ============  ===========  ============
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                85,783        34,274        75,821       59,989        36,540       127,234        8,837        80,366
   Units redeemed          (711,253)     (307,078)     (461,709)    (333,075)     (225,063)     (600,632)    (154,960)     (589,767)
   Units transferred        657,643      (464,883)     (223,359)    (710,546)     (436,119)     (787,505)     (78,243)     (562,555)
                        -----------  ------------  ------------  -----------  ------------  ------------  -----------  ------------
Increase (decrease) in
   units outstanding         32,173      (737,687)     (609,247)    (983,632)     (624,642)   (1,260,903)    (224,366)   (1,071,956)
Beginning units           4,094,500     3,102,681     4,238,332    3,861,926     2,469,576     6,348,242    1,336,051     4,902,944
                        -----------  ------------  ------------  -----------  ------------  ------------  -----------  ------------
Ending units              4,126,673     2,364,994     3,629,085    2,878,294     1,844,934     5,087,339    1,111,685     3,830,988
                        ===========  ============  ============  ===========  ============  ============  ===========  ============

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                                               American    American     American
                                                                                                Funds        Funds       Funds
                          Large Cap      Mid Cap       Mid Cap                                  Global      Growth      Growth-
                            Value        Growth         Value     Real Return    Small Cap   Growth SAST     SAST     Income SAST
                          Portfolio     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio    Portfolio   Portfolio
                          (Class 3)     (Class 3)     (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)   (Class 3)
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $     15,595  $   (497,158) $   (217,084) $ 1,441,817  $   (421,664) $   (10,261) $  (17,605) $   (16,211)
   Net realized gains
      (losses)              (457,579)       20,714    (1,003,986)  (1,963,778)   (2,733,036)    (261,352)   (375,075)    (311,957)
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments     (17,290,517)  (16,453,604)  (17,040,903)  (2,827,035)   (8,282,899)    (822,154)   (388,535)    (690,389)
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
      Increase
         (decrease) in
         net assets
         from
         operations      (17,732,501)  (16,930,048)  (18,261,973)  (3,348,996)  (11,437,599)  (1,093,767)   (781,215)  (1,018,557)
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
From capital
   transactions:
   Net proceeds from
      units sold             794,182       685,774       743,004      593,490       542,183    4,542,165   1,975,481    3,048,976
   Cost of units
      redeemed            (4,127,211)   (3,746,034)   (4,021,706)  (3,941,184)   (2,770,946)    (117,947)    (71,076)     (76,044)
   Net transfers          (5,063,833)   (3,558,470)   (2,728,702)  10,061,875    (1,827,906)   2,575,063   2,074,677    2,389,397
   Contract
      maintenance
      charge                 (11,633)      (12,211)      (14,341)      (3,464)      (10,706)        (166)       (162)        (142)
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
      Increase
         (decrease) in
         net assets
         from capital
         transactions     (8,408,495)   (6,630,941)   (6,021,745)   6,710,717    (4,067,375)   6,999,115   3,978,920    5,362,187
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
Increase (decrease) in
   net assets            (26,140,996)  (23,560,989)  (24,283,718)   3,361,721   (15,504,974)   5,905,348   3,197,705    4,343,630
Net assets at
   beginning of period    52,605,384    47,415,753    51,320,989   29,148,479    37,171,819            0           0            0
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
Net assets at end of
   period               $ 26,464,388  $ 23,854,764  $ 27,037,271  $32,510,200  $ 21,666,845  $ 5,905,348  $3,197,705  $ 4,343,630
                        ============  ============  ============  ===========  ============  ===========  ==========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                 61,550        41,505        36,134       57,636        55,995      478,070     219,273      348,803
   Units redeemed           (356,638)     (263,258)     (228,888)    (410,356)     (302,918)     (16,078)    (11,087)     (11,074)
   Units transferred        (437,291)     (282,903)     (165,157)   1,036,218      (264,229)     314,954     261,099      297,519
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
Increase (decrease) in
   units outstanding        (732,379)     (504,656)     (357,911)     683,498      (511,152)     776,946     469,285      635,248
Beginning units            3,474,330     2,442,972     2,197,819    2,688,152     3,258,656            0           0            0
                        ------------  ------------  ------------  -----------  ------------  -----------  ----------  -----------
Ending units               2,741,951     1,938,316     1,839,908    3,371,650     2,747,504      776,946     469,285      635,248
                        ============  ============  ============  ===========  ============  ===========  ==========  ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                              VIP Investment                            T. Rowe Price
                             VIP Contrafund                     Grade Bond    VIP Mid Cap  VIP Overseas   Blue Chip   T. Rowe Price
                                Portfolio   VIP Equity-Income    Portfolio     Portfolio     Portfolio      Growth    Equity Income
                                (Service        Portfolio        (Service       (Service     (Service     Portfolio     Portfolio
                                Class 2)    (Service Class 2)    Class 2)       Class 2)     Class 2)     (Class II)    (Class II)
                             -------------- ----------------- --------------  -----------  ------------ ------------- -------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $    (1,585)     $    91,109     $    930,868   $   (65,644) $   105,493   $   (13,870)  $    44,162
   Net realized gains
      (losses)                   (505,186)        (262,015)        (137,968)     (610,323)    (322,096)     (221,351)     (218,252)
   Change in net unrealized
      appreciation
      (depreciation)
      of investments             (435,691)      (1,173,115)        (495,267)   (1,072,732)  (1,594,332)     (139,740)   (1,057,227)
                              -----------      -----------     ------------   -----------  -----------   -----------   -----------
      Increase (decrease) in
         net assets from
         operations              (942,462)      (1,344,021)         297,633    (1,748,699)  (1,810,935)     (374,961)   (1,231,317)
                              -----------      -----------     ------------   -----------  -----------   -----------   -----------
From capital transactions:
   Net proceeds from units
      sold                      2,694,840        5,044,346       10,328,003     7,911,579    5,144,196     1,201,003     5,174,815
   Cost of units redeemed         (76,691)        (104,865)        (703,078)     (191,215)    (111,272)      (25,499)     (110,832)
   Net transfers                2,361,218        2,530,182       15,105,096     3,892,521    3,058,672     1,059,547     2,843,175
   Contract maintenance
      charge                         (139)             (79)            (878)         (198)        (147)          (41)         (101)
                              -----------      -----------     ------------   -----------  -----------   -----------   -----------
      Increase (decrease) in
         net assets from
         capital
         transactions           4,979,228        7,469,584       24,729,143    11,612,687    8,091,449     2,235,010     7,907,057
                              -----------      -----------     ------------   -----------  -----------   -----------   -----------
Increase (decrease) in net
   assets                       4,036,766        6,125,563       25,026,776     9,863,988    6,280,514     1,860,049     6,675,740
Net assets at beginning of
   period                               0                0                0             0            0             0             0
                              -----------      -----------     ------------   -----------  -----------   -----------   -----------
Net assets at end of period   $ 4,036,766      $ 6,125,563     $ 25,026,776   $ 9,863,988  $ 6,280,514   $ 1,860,049   $ 6,675,740
                              ===========      ===========     ============   ===========  ===========   ===========   ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     340,527          671,009        1,057,882       959,114      680,570       144,948       650,178
   Units redeemed                 (12,910)         (18,830)         (73,968)      (30,349)     (20,414)       (4,088)      (17,774)
   Units transferred              335,879          428,085        1,581,506       555,221      500,053       143,186       446,334
                              -----------      -----------     ------------   -----------  -----------   -----------   -----------
Increase (decrease) in units
   outstanding                    663,496        1,080,264        2,565,420     1,483,986    1,160,209       284,046     1,078,738
Beginning units                         0                0                0             0            0             0             0
                              -----------      -----------     ------------   -----------  -----------   -----------   -----------
Ending units                      663,496        1,080,264        2,565,420     1,483,986    1,160,209       284,046     1,078,738
                              ===========      ===========     ============   ===========  ===========   ===========   ===========

    The accompanying notes are an integral part of the financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Variable Annuity Account Five of SunAmerica Annuity and Life Assurance Company (the "Separate Account") is an investment account of SunAmerica Annuity and Life Assurance Company (formerly known as AIG SunAmerica Life Assurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("American International Group"). American International Group is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Company changed its name to SunAmerica Annuity and Life Assurance Company on April 8, 2009. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products:
     Seasons, Seasons Select, Seasons Select II, Seasons Advisor, Seasons Triple Elite, Seasons Advisor II, Seasons Preferred Solution, Seasons Elite, Seasons Advisor III and Seasons Advantage.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of a total of fifty-one variable portfolios and twelve variable strategies of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the twelve Class 1, Class 2 and Class 3 multi-managed variable investment strategies (the "Seasons Strategies"), twenty eight Class 1, Class 2 and Class 3 variable portfolios (the "Select Portfolios"), nine Class 1, Class 2 and Class 3 focused portfolios (the "Focused Portfolios"), and four Class 3 managed allocation portfolios (the "Managed Allocation Portfolios"), each with a distinct investment objective, of the Seasons Series Trust (the "Seasons Trust"),
     (2) the three currently available Class 3 investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the five currently available Service Class 2 investment portfolios of the Fidelity Variable Insurance Products (the "Fidelity Products"), or (4) the two currently available Class II investment portfolios of the T. Rowe Price Equity Series, Inc. (the "T. Rowe Price Series"). The Seasons Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio as well as in the shares of two other portfolios of the Seasons Trust. Each of the Select Portfolios, Managed Allocation Portfolios and Focused Portfolios is invested solely in the shares of a designated portfolio of the Seasons Trust. The Seasons Trust, SunAmerica Trust, Fidelity Products and T. Rowe

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION (continued)

     Price Series are diversified, open-ended investment companies, which retain investment advisors to assist in their investment activities. The Seasons Trust and the SunAmerica Trust are affiliated investment companies. The contract holder may elect to have investments allocated to the guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The products offer investments in different classes of shares of the portfolios of the Trusts. The primary difference between the classes is that the Class 2 shares of the Seasons Trust are subject to 12b-1 fees of 0.15%, the Class 3 shares of the Seasons Trust, the Class 3 shares of the SunAmerica Trust, the Service Class 2 shares of the Fidelity Products and the Class II shares of the T. Rowe Price Series are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares of the Seasons Trust are not subject to 12b-1 fees. The financial statements include balances allocated by the participant to the Variable Accounts and do not include balances allocated to the General Account.

     Prior to January 19, 2010, the Real Return Portfolio was formerly named Strategic Fixed Income Portfolio.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table, the 1971 Individual Mortality Table and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

     The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

     Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statement of Changes in Net Assets.

     RECENT ACCOUNTING PRONOUNCEMENTS: In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification will become the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification does not change GAAP and will not have an affect on the Statement of Assets and Liabilities, Schedule of Portfolio Investments, Statement of Operations, and Statement of Changes in Net Assets.

3.   FAIR VALUE MEASUREMENTS

     Effective May 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   FAIR VALUE MEASUREMENTS (continued)

     Level 1--Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

     Level 2--Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

     Level 3--Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

     The Separate Account assets measured at fair value as of April 30, 2010 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. The Separate Account had no liabilities as of April 30, 2010. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at April 30, 2010, and respective hierarchy levels. As all assets of the Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of April 30, 2010, is presented.

4.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     WITHDRAWAL CHARGE: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of up to 9% (applicable to contracts with the Seasons Rewards) of any amount withdrawn that exceeds the free withdrawal amount. Withdrawal charges are recorded as redemptions in the accompanying Statement of Changes in Net Assets. There are no withdrawal charges under the Seasons Advisor, Seasons Advisor II and Seasons Advisor III contracts.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge of $30 or $35 (which may vary based on state) is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded as a charge in the Statement of Changes in Net Assets. There are no contract maintenance charges under the Seasons Advisor and Seasons Advisor II contracts.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate Account annual charges are recorded as a charge in the Statement of Operations. The total annual rates of the net asset value of each Seasons Strategy/Select Portfolio/Managed Allocation Portfolio/Focused Portfolio, depending on any optional death benefits elected for each product, are as follows: Seasons 1.40%, Seasons Select 1.40% or 1.52%, Seasons Select II 1.40%, 1.55%, 1.65%, 1.80% or 2.05%, Seasons Advisor 1.40% or 1.65%, Seasons Triple Elite 1.55%, 1.70% or 1.95%, Seasons Advisor II 1.55%, 1.70% or 1.95%, Seasons
     Preferred Solution 1.15%, 1.40%, 1.55%, 1.65%, 1.80% or 2.05%, Seasons
     Elite 1.55%, 1.75%, 2.00% or 2.20%, Seasons Advisor III 1.65%, 1.85%, or
     2.30%, and Seasons Advantage 1.65%, 1.90%, or 2.30%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense charge is deducted at an annual rate of 0.15% of the net asset value of each Strategy or Portfolio and is included in the respective separate account annual charge rate. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas, depending on the contract provisions) may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     INCOME PROTECTOR FEE: The optional Income Protector Program, offered in Seasons Select, Seasons Select II, and Seasons Triple Elite, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is 0.10% of the Income Benefit Base, deducted annually from the contract value, and is recorded as redemption in the accompanying Statement of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees and charges.

     SEASONS PROMISE FEE: The optional Seasons Promise Program offered in Seasons, Seasons Select II, Seasons Triple Elite, Seasons Preferred Solution, Seasons Elite and Seasons Advantage provides a guaranteed minimum contract value at the end of ten full contract years. The fee ranges from 0.25% to 0.65% of the contract value less purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the first ten full contract years, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     MARKETLOCK, MARKETLOCK FOR TWO, MARKETLOCK FOR LIFE PLUS, MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE AND SEASONS INCOME REWARDS FEE: The optional MarketLock, MarketLock for Two, MarketLock for Life Plus, MarketLock Income Plus, MarketLock for Life and Seasons Income Rewards features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in Seasons Select II, Seasons Preferred Solution, Seasons Triple Elite, Seasons Elite and Seasons Advantage. The Seasons Income Rewards feature is offered in Seasons Select II, Seasons Preferred Solution, Seasons Triple Elite and Seasons Elite. The MarketLock for Two feature is offered in Seasons Preferred Solution, Seasons Elite, Seasons Triple Elite and Seasons Select
     II. The annual fee is 0.65% for MarketLock, 0.40% for MarketLock for Two prior to the first withdrawal and 0.80% after the first withdrawal and 0.65% for Seasons Income Rewards in years 0-7 and 0.45% in years 8-10, of the Maximum Anniversary Value Benefit Base or Withdrawal Benefit Base (as described below), deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock and MarketLock for Two is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   CHARGES AND DEDUCTIONS (continued)

     Withdrawal Benefit Base for Seasons Income Rewards is calculated as eligible purchase payments adjusted for withdrawals received during the first 90 days.

     The MarketLock for Life Plus and MarketLock Income Plus features are offered in Seasons Select II, Seasons Preferred Solution, Seasons Elite, Seasons Advisor III and Seasons Advantage. The annual fee ranges from 0.65% to 0.95% for one covered person or from 0.90% to 1.25% for two covered persons for MarketLock for Life Plus and ranges from 0.95% to 1.10% for one covered person and 1.20% to 1.35% for two covered persons for MarketLock Income Plus, of the Income Base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Income Base for MarketLock for Life Plus and MarketLock Income Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     The MarketLock for Life feature is offered in Seasons Select II, Seasons Preferred Solution, Seasons Advantage and Seasons Elite. The annual fee is 0.70% for one covered person and 0.95% for two covered persons, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock for Life is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus, or the highest anniversary date contract value less purchase payments in year 2-5 over the first year purchase payments.

     PREMIUM TAXES: Certain states charge the Company a premium tax on purchase payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes when a purchase payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statement of Changes in New Assets.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2010 consist of the following:

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
SEASONS TRUST:
Asset Allocation: Diversified Growth Portfolio (Class 1)     $ 1,678,559     $ 9,586,993
Multi-Managed Growth Portfolio (Class 1)                         747,409       5,044,148
Multi-Managed Income Portfolio (Class 1)                       3,170,309       2,824,594
Multi-Managed Income/Equity Portfolio (Class 1)                2,598,624       4,871,598
Multi-Managed Moderate Growth Portfolio (Class 1)              1,607,484       5,654,313
Stock Portfolio (Class 1)                                      1,292,108       8,294,460
Cash Management Portfolio (Class 1)                            4,738,368       8,894,762
Diversified Fixed Income Portfolio (Class 1)                   2,754,663       3,931,653
Focus Growth Portfolio (Class 1)                                 150,895         834,015
International Equity Portfolio (Class 1)                       1,001,927       3,254,529
Large Cap Composite Portfolio (Class 1)                           64,165         648,946
Large Cap Growth Portfolio (Class 1)                             739,574       1,881,459
Large Cap Value Portfolio (Class 1)                              227,197       2,644,560
Mid Cap Growth Portfolio (Class 1)                               271,220       1,785,544
Mid Cap Value Portfolio (Class 1)                                175,148       2,059,561
Small Cap Portfolio (Class 1)                                    191,883       1,734,096
Asset Allocation: Diversified Growth Portfolio (Class 2)       8,701,955      36,586,252
Multi-Managed Growth Portfolio (Class 2)                       2,623,641      11,570,859
Multi-Managed Income Portfolio (Class 2)                      12,797,738      13,331,196
Multi-Managed Income/Equity Portfolio (Class 2)               11,838,880      21,099,183
Multi-Managed Moderate Growth Portfolio (Class 2)             10,862,740      24,086,473
Stock Portfolio (Class 2)                                      6,671,770      30,626,694
Cash Management Portfolio (Class 2)                           20,416,715      61,526,652
Diversified Fixed Income Portfolio (Class 2)                  18,385,890      27,447,944

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
SEASONS TRUST (continued):
Focus Growth and Income Portfolio (Class 2)                  $ 1,727,367     $ 5,735,573
Focus Growth Portfolio (Class 2)                               1,326,075      10,470,959
Focus TechNet Portfolio (Class 2)                              5,644,308       6,980,289
Focus Value Portfolio (Class 2)                                2,235,857      11,034,852
International Equity Portfolio (Class 2)                       7,073,604      17,033,461
Large Cap Composite Portfolio (Class 2)                          871,186       3,496,249
Large Cap Growth Portfolio (Class 2)                           5,372,274      11,938,368
Large Cap Value Portfolio (Class 2)                            3,487,957      12,164,108
Mid Cap Growth Portfolio (Class 2)                             2,224,036      11,047,824
Mid Cap Value Portfolio (Class 2)                              2,036,239      10,839,303
Small Cap Portfolio (Class 2)                                  3,626,492       8,255,725
Asset Allocation: Diversified Growth Portfolio (Class 3)       9,071,718      18,030,578
Multi-Managed Growth Portfolio (Class 3)                       5,993,856       8,413,548
Multi-Managed Income Portfolio (Class 3)                       9,034,615       6,365,134
Multi-Managed Income/Equity Portfolio (Class 3)                8,650,252       7,643,560
Multi-Managed Moderate Growth Portfolio (Class 3)              6,942,689      11,282,802
Stock Portfolio (Class 3)                                      7,369,382      15,765,361
Allocation Balanced Portfolio (Class 3)                       42,968,247      23,991,530
Allocation Growth Portfolio (Class 3)                          8,300,495      25,820,095
Allocation Moderate Growth Portfolio (Class 3)                59,784,191      52,061,819
Allocation Moderate Portfolio (Class 3)                       35,477,951      38,886,518
Cash Management Portfolio (Class 3)                           32,333,481      68,749,200
Diversified Fixed Income Portfolio (Class 3)                  16,198,931      18,189,924
Focus Growth and Income Portfolio (Class 3)                    1,802,820       4,157,487
Focus Growth Portfolio (Class 3)                               1,390,412       6,511,331
Focus TechNet Portfolio (Class 3)                              4,334,954       2,949,562
Focus Value Portfolio (Class 3)                                1,557,584       4,938,916
International Equity Portfolio (Class 3)                       6,559,215       7,724,302

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                              Cost of Shares   Proceeds from
Variable Accounts                                Acquired       Shares Sold
-----------------                             --------------   -------------

SEASONS TRUST (continued):
Large Cap Composite Portfolio (Class 3)         $   675,902     $ 1,448,154
Large Cap Growth Portfolio (Class 3)              3,226,726       5,331,040
Large Cap Value Portfolio (Class 3)               3,182,235       5,447,387
Mid Cap Growth Portfolio (Class 3)                2,834,309       4,877,905
Mid Cap Value Portfolio (Class 3)                 2,507,406       5,353,131
Real Return Portfolio (Class 3)                  14,835,418      12,020,238
Small Cap Portfolio (Class 3)                     3,629,929       4,066,541
SUNAMERICA TRUST (Class 3):
American Funds Global Growth SAST Portfolio     $ 6,081,635     $ 2,034,346
American Funds Growth SAST Portfolio              3,477,370       1,558,785
American Funds Growth-Income SAST Portfolio       3,036,664       1,168,950
FIDELITY PRODUCTS (Service Class 2):
VIP Contrafund Portfolio                        $ 3,435,149     $ 1,446,553
VIP Equity-Income Portfolio                       3,469,693       1,607,495
VIP Investment Grade Bond Portfolio              15,402,756       6,491,898
VIP Mid Cap Portfolio                             6,519,797       2,946,806
VIP Overseas Portfolio                            4,287,925       1,892,158
T. ROWE PRICE SERIES (Class II):
T. Rowe Price Blue Chip Growth Portfolio        $ 2,429,453     $ 1,325,615
T. Rowe Price Equity Income Portfolio             3,559,563       1,703,340

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS

     In September 2008, American International Group entered into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("New York Fed"). Pursuant to the credit facility agreement, on March 4, 2009, American International Group issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on American International Group's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with American International Group's common stock on all matters submitted to American International Group shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the credit facility is repaid in full or otherwise terminates.

     The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

     Since September 2008, American International Group has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. American International Group continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital. American International Group has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

     On March 1, 2010, American International Group announced a definitive agreement for the sale of the AIA Group, Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. For additional information regarding the sale of AIA Group see footnote 7 (Subsequent Events).

     On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. (MetLife) for

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS (continued)

     approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

     American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

     In connection with the preparation of its quarterly report on Form 10-Q for the six months ended June 30, 2010, management of American International Group assessed whether American International Group has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions with the New York Fed, American International Group's management's plans and progress made to stabilize American International Group's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of American International Group believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of the plans of American International Group's management could be materially different, or that one or more of the significant judgments or estimates of American International Group's management about the potential effects of these risks and uncertainties could prove to be materially incorrect or that the transactions with the New York Fed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, American International Group may need additional U.S. government support to meet its obligations as they come due. Under these adverse assumptions, without additional support from the U.S. government in the future there could exist substantial doubt about American International Group's ability to continue as a going concern. If American International Group were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations. However, management does not currently anticipate a material impact on the financial statements of the Separate Account as the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company.

     Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS (continued)

     Information regarding American International Group as described above is qualified by regulatory filings American International Group files from time to time with the SEC.

7.   SUBSEQUENT EVENTS

     On June 1, 2010, Prudential plc proposed revised terms to acquire AIA Group Limited. The Board of Directors of American International Group declined the proposal. On June 2, 2010, American International Group and Prudential plc terminated the transaction. In accordance with the terms of the purchase agreement, Prudential plc paid American International Group a termination fee of $228 million.

     AIG Retirement Services, Inc. changed its name to SAFG Retirement Services, Inc. on June 10, 2010.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES

     A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2010, 2009, 2008, 2007 and 2006, follows:

                      At April 30                             For the Year Ended April 30
       ------------------------------------------   ------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment      Total Return
                       Lowest to      Net Assets        Lowest         Income          Lowest to
Year      Units       Highest ($)         ($)       to Highest (1)    Ratio (2)       Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   ------------------
Balanced Growth Strategy (Class 1)
2010    1,623,044    18.19 to 18.43    29,905,358   1.40% to 1.52%      3.22%      28.30% to  28.46%
2009    2,048,932    14.18 to 14.35    29,388,835   1.40% to 1.52%      4.40%     -22.41% to -22.32%
2008    2,674,991    18.27 to 18.47    49,393,079   1.40% to 1.52%      2.59%       1.25% to   1.37%
2007    3,297,863    18.04 to 18.22    60,073,516   1.40% to 1.52%      2.03%       9.41% to   9.54%
2006    4,260,545    16.49 to 16.63    70,850,352   1.40% to 1.52%      1.70%       9.61% to   9.75%
Conservative Growth Strategy (Class 1)
2010    1,392,196    17.99 to 18.23    25,363,867   1.40% to 1.52%      3.37%      25.89% to  26.04%
2009    1,503,401    14.29 to 14.46    21,731,398   1.40% to 1.52%      4.73%     -17.93% to -17.84%
2008    2,033,355    17.41 to 17.60    35,775,496   1.40% to 1.52%      3.29%       0.89% to   1.01%
2007    2,482,202    17.25 to 17.42    43,237,424   1.40% to 1.52%      2.68%       8.65% to   8.78%
2006    3,174,845    15.88 to 16.02    50,839,602   1.40% to 1.52%      2.25%       7.26% to   7.39%
Growth Strategy (Class 1)
2010    1,668,155    18.89 to 19.14    31,920,622   1.40% to 1.52%      1.15%      33.48% to  33.64%
2009    2,178,566    14.15 to 14.32    31,195,450   1.40% to 1.52%      2.45%     -28.80% to -28.72%
2008    2,781,306    19.87 to 20.09    55,871,634   1.40% to 1.52%      1.44%      -0.02% to   0.10%
2007    3,641,651    19.88 to 20.07    73,086,521   1.40% to 1.52%      0.95%      10.63% to  10.76%
2006    4,675,056    17.97 to 18.12    84,712,002   1.40% to 1.52%      0.84%      15.10% to  15.24%
Moderate Growth Strategy (Class 1)
2010    1,948,371    18.60 to 18.85    36,710,605   1.40% to 1.52%      2.00%      31.58% to  31.74%
2009    2,465,505    14.14 to 14.31    35,264,304   1.40% to 1.52%      3.25%     -25.82% to -25.73%
2008    3,267,711    19.06 to 19.27    62,938,408   1.40% to 1.52%      1.86%      -0.36% to  -0.24%
2007    4,231,809    19.13 to 19.31    81,709,158   1.40% to 1.52%      1.34%      10.08% to  10.21%
2006    5,436,102    17.38 to 17.52    95,240,911   1.40% to 1.52%      1.15%      13.06% to  13.19%
Cash Management Portfolio (Class 1)
2010      242,600    10.99 to 11.16     2,705,823   1.40% to 1.52%      1.90%      -1.61% to  -1.50%
2009      614,292    11.17 to 11.33     6,956,163   1.40% to 1.52%      2.48%      -0.98% to  -0.87%
2008      806,497    11.28 to 11.43     9,213,724   1.40% to 1.52%      3.68%       1.74% to   1.85%
2007      440,696    11.09 to 11.22     4,943,288   1.40% to 1.52%      1.71%       3.26% to   3.39%
2006      617,132    10.74 to 10.85     6,695,478   1.40% to 1.52%      1.08%       1.76% to   1.91%
Diversified Fixed Income Portfolio (Class 1)
2010      439,288    13.71 to 14.07     6,172,899   1.40% to 1.52%      3.55%       8.37% to   8.50%
2009      534,122    12.65 to 12.96     6,911,024   1.40% to 1.52%      3.88%      -1.26% to  -1.14%
2008      588,566    12.81 to 13.11     7,703,759   1.40% to 1.52%      3.08%       4.47% to   4.60%
2007      736,309    12.26 to 12.54     9,210,202   1.40% to 1.52%      3.00%       5.16% to   5.28%
2006      838,257    11.66 to 11.91     9,967,288   1.40% to 1.52%      3.07%      -1.83% to  -1.71%
Focus Growth Portfolio (Class 1)
2010      273,760     7.36 to  7.90     2,159,769   1.40% to 1.52%      0.00%      39.42% to  39.59%
2009      368,184     5.28 to  5.66     2,081,040   1.40% to 1.52%      0.00%     -36.59% to -36.51%
2008      398,712     8.32 to  8.91     3,549,210   1.40% to 1.52%      0.00%       5.38% to   5.51%
2007      540,764     7.90 to  8.44     4,563,528   1.40% to 1.52%      0.00%       3.08% to   3.21%
2006      958,186     7.66 to  8.18     7,824,198   1.40% to 1.52%      0.00%      19.41% to  19.55%
International Equity Portfolio (Class 1)
2010      591,846     8.71 to  9.44     5,572,096   1.40% to 1.52%      1.68%      32.50% to  32.66%
2009      832,288     6.58 to  7.12     5,913,276   1.40% to 1.52%      2.54%     -44.36% to -44.29%
2008    1,073,251    11.82 to 12.78    13,691,881   1.40% to 1.52%      0.89%      -3.21% to  -3.10%
2007    1,212,296    12.21 to 13.19    15,943,006   1.40% to 1.52%      0.59%      14.50% to  14.64%
2006    1,136,838    10.67 to 11.51    13,037,757   1.40% to 1.52%      0.50%      32.68% to  32.84%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                      At April 30                             For the Year Ended April 30
       ------------------------------------------   ------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment      Total Return
                       Lowest to      Net Assets        Lowest         Income          Lowest to
Year      Units       Highest ($)         ($)       to Highest (1)    Ratio (2)       Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   ------------------
Large Cap Composite Portfolio (Class 1)
2010      118,896    8.67 to  9.51      1,127,966   1.40% to 1.52%      1.12%      34.37% to  34.52%
2009      187,511    6.45 to  7.07      1,323,766   1.40% to 1.52%      1.26%     -36.56% to -36.49%
2008      229,978   10.17 to 11.14      2,555,161   1.40% to 1.52%      0.61%      -5.33% to  -5.22%
2007      304,609   10.74 to 11.75      3,569,028   1.40% to 1.52%      0.50%      12.82% to  12.95%
2006      359,661    9.52 to 10.40      3,730,227   1.40% to 1.52%      0.70%      12.54% to  12.68%
Large Cap Growth Portfolio (Class 1)
2010      481,753    8.54 to  9.55      4,567,735   1.40% to 1.52%      0.00%      32.92% to  33.08%
2009      596,465    6.43 to  7.18      4,251,835   1.40% to 1.52%      0.00%     -35.62% to -35.54%
2008      781,551    9.99 to 11.13      8,641,999   1.40% to 1.52%      0.63%       6.24% to   6.37%
2007    1,011,578    9.40 to 10.47     10,510,004   1.40% to 1.52%      0.00%       8.24% to   8.37%
2006    1,209,698    8.68 to  9.66     11,603,801   1.40% to 1.52%      0.33%      14.26% to  14.40%
Large Cap Value Portfolio (Class 1)
2010      425,322   13.37 to 14.11      5,987,424   1.40% to 1.52%      2.53%      40.90% to  41.07%
2009      626,206    9.49 to 10.00      6,251,192   1.40% to 1.52%      1.85%     -36.10% to -36.02%
2008      884,123   14.85 to 15.63     13,796,646   1.40% to 1.52%      1.11%      -7.34% to  -7.23%
2007    1,079,612   16.03 to 16.85     18,159,582   1.40% to 1.52%      0.93%      15.52% to  15.66%
2006    1,069,572   13.88 to 14.57     15,556,159   1.40% to 1.52%      0.93%      15.44% to  15.58%
Mid Cap Growth Portfolio (Class 1)
2010      305,563   16.58 to 18.23      5,547,018   1.40% to 1.52%      0.00%      44.23% to  44.40%
2009      396,875   11.50 to 12.63      4,992,475   1.40% to 1.52%      0.00%     -36.44% to -36.37%
2008      481,615   18.09 to 19.84      9,511,310   1.40% to 1.52%      0.00%      -0.32% to  -0.20%
2007      708,928   18.14 to 19.88     14,021,359   1.40% to 1.52%      0.00%       8.23% to   8.36%
2006      826,124   16.77 to 18.35     15,069,917   1.40% to 1.52%      0.00%      30.19% to  30.35%
Mid Cap Value Portfolio (Class 1)
2010      229,756   22.04 to 22.62      5,192,796   1.40% to 1.52%      1.56%      46.69% to  46.87%
2009      328,788   15.02 to 15.40      5,060,975   1.40% to 1.52%      1.21%     -36.85% to -36.78%
2008      462,400   23.79 to 24.36     11,255,868   1.40% to 1.52%      0.76%     -12.71% to -12.60%
2007      603,383   27.25 to 27.87     16,807,531   1.40% to 1.52%      0.67%      16.63% to  16.77%
2006      724,987   23.37 to 23.87     17,291,562   1.40% to 1.52%      0.61%      19.76% to  19.91%
Small Cap Portfolio (Class 1)
2010      280,242   11.34 to 11.91      3,334,978   1.40% to 1.52%      0.13%      47.03% to  47.21%
2009      427,218    7.71 to  8.09      3,453,249   1.40% to 1.52%      0.00%     -30.69% to -30.61%
2008      537,541   11.13 to 11.66      6,262,427   1.40% to 1.52%      0.00%     -16.58% to -16.48%
2007      706,806   13.34 to 13.96      9,851,397   1.40% to 1.52%      0.00%       7.38% to   7.51%
2006      815,332   12.42 to 12.99     10,567,275   1.40% to 1.52%      0.00%      24.42% to  24.57%
Balanced Growth Strategy (Class 2)
2010    7,530,332   17.39 to 18.16    134,567,632   1.40% to 1.95%      3.12%      27.56% to  28.26%
2009    9,368,587   13.63 to 14.16    130,852,927   1.40% to 1.95%      4.09%     -22.86% to -22.43%
2008   12,995,321   17.67 to 18.26    234,446,502   1.40% to 1.95%      2.54%       0.67% to   1.22%
2007   15,215,820   17.55 to 18.04    271,616,802   1.40% to 1.95%      1.93%       8.78% to   9.38%
2006   16,691,709   16.13 to 16.49    272,827,560   1.40% to 1.95%      1.60%       8.98% to   9.58%
Conservative Growth Strategy (Class 2)
2010    5,581,620   17.32 to 17.96     98,735,236   1.40% to 1.95%      3.28%      25.16% to  25.85%
2009    6,203,122   13.84 to 14.27     87,361,070   1.40% to 1.95%      4.66%     -18.40% to -17.95%
2008    8,828,236   16.96 to 17.40    151,782,847   1.40% to 1.95%      3.16%       0.30% to   0.86%
2007   10,031,987   16.91 to 17.25(4) 171,328,981   1.40% to 1.95%      2.59%       8.03% to   8.62%
2006   11,328,500   15.66 to 15.88(4) 178,433,039   1.40% to 1.95%      2.11%       6.64% to   7.23%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                      At April 30                             For the Year Ended April 30
       ------------------------------------------   ------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment      Total Return
                       Lowest to      Net Assets        Lowest         Income          Lowest to
Year      Units       Highest ($)         ($)       to Highest (1)    Ratio (2)       Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   ------------------
Growth Strategy (Class 2)
2010    4,060,309   18.17 to 18.86     75,466,749   1.40% to 1.95%      1.01%      32.70% to  33.44%
2009    5,141,339   13.69 to 14.13     71,725,766   1.40% to 1.95%      2.23%     -29.21% to -28.82%
2008    7,127,354   19.35 to 19.86    139,961,778   1.40% to 1.95%      1.35%      -0.60% to  -0.05%
2007    8,529,211   19.46 to 19.87(4) 167,891,954   1.40% to 1.95%      0.84%       9.99% to  10.60%
2006    9,362,205   17.69 to 17.96(4) 166,864,108   1.40% to 1.95%      0.72%      14.44% to  15.07%
Moderate Growth Strategy (Class 2)
2010    9,255,880   17.73 to 18.58    169,027,938   1.40% to 1.95%      1.84%      30.82% to  31.55%
2009   11,023,548   13.55 to 14.12    153,330,109   1.40% to 1.95%      2.99%     -26.25% to -25.84%
2008   15,405,373   18.38 to 19.05    289,586,312   1.40% to 1.95%      1.78%      -0.93% to  -0.39%
2007   17,928,639   18.55 to 19.12    339,013,457   1.40% to 1.95%      1.22%       9.44% to  10.05%
2006   18,809,158   16.95 to 17.38    323,750,865   1.40% to 1.95%      1.04%      12.40% to  13.02%
Cash Management Portfolio (Class 2)
2010    3,693,292   10.52 to 11.00     40,014,229   1.40% to 1.95%      1.63%      -2.18% to  -1.64%
2009    7,450,870   10.76 to 11.19     82,158,624   1.40% to 1.95%      2.82%      -1.56% to  -1.01%
2008    5,789,167   10.93 to 11.30     64,636,139   1.40% to 1.95%      3.66%       1.14% to   1.70%
2007    4,251,568   10.81 to 11.11     46,784,030   1.40% to 1.95%      1.87%       2.66% to   3.23%
2006    3,669,725   10.52 to 10.76     39,177,156   1.40% to 1.95%      0.89%       1.19% to   1.75%
Diversified Fixed Income Portfolio (Class 2)
2010    5,758,873   12.92 to 13.87     78,126,515   1.40% to 1.95%      3.33%       7.74% to   8.34%
2009    6,559,452   11.99 to 12.80     82,282,882   1.40% to 1.95%      3.71%      -1.83% to  -1.29%
2008    8,766,566   12.22 to 12.97    111,695,901   1.40% to 1.95%      3.00%       3.87% to   4.44%
2007    8,264,766   11.76 to 12.42    100,961,977   1.40% to 1.95%      2.88%       4.55% to   5.13%
2006    9,069,350   11.25 to 11.81    105,605,696   1.40% to 1.95%      2.97%      -2.40% to  -1.86%
Focus Growth and Income Portfolio (Class 2)
2010    2,209,188    9.16 to  9.59(4)  20,348,519   1.40% to 1.95%      1.53%      37.05% to  37.81%
2009    2,704,233    6.68 to  6.96(4)  18,135,805   1.40% to 1.95%      0.35%     -36.36% to -36.01%
2008    3,778,953   10.50 to 10.88(4)  39,754,084   1.40% to 1.95%      0.53%      -8.90% to  -8.39%
2007    4,567,315   11.53 to 11.88(4)  52,503,782   1.40% to 1.95%      0.87%      12.22% to  12.83%
2006    4,767,365   10.27 to 10.53(4)  48,653,637   1.40% to 1.95%      0.21%      14.99% to  15.62%
Focus Growth Portfolio (Class 2)
2010    4,063,851    7.45 to  7.79     31,156,204   1.40% to 1.95%      0.00%      38.61% to  39.38%
2009    5,354,550    5.38 to  5.59     29,514,036   1.40% to 1.95%      0.00%     -36.95% to -36.60%
2008    7,002,198    8.53 to  8.81     60,994,001   1.40% to 1.95%      0.00%       4.77% to   5.35%
2007    7,724,963    8.14 to  8.36     63,978,114   1.40% to 1.95%      0.00%       2.50% to   3.07%
2006    8,934,171    7.94 to  8.12     71,917,928   1.40% to 1.95%      0.00%      18.72% to  19.37%
Focus TechNet Portfolio (Class 2)
2010    2,683,834    5.06 to  5.30(4)  14,612,648   1.40% to 1.95%      0.00%      36.66% to  37.42%
2009    2,927,998    3.70 to  3.85(4)  11,588,348   1.40% to 1.95%      0.00%     -27.58% to -27.18%
2008    4,008,293    5.11 to  5.29(4)  21,747,615   1.40% to 1.95%      0.00%      -0.43% to   0.12%
2007    4,519,359    5.14 to  5.29(4)  24,494,893   1.40% to 1.95%      0.00%      -2.54% to  -2.00%
2006    6,379,660    5.27 to  5.39(4)  35,612,700   1.40% to 1.95%      0.00%      29.38% to  30.08%
Focus Value Portfolio (Class 2)
2010    2,124,084   15.49 to 16.32     34,144,677   1.40% to 1.95%      2.02%      32.05% to  32.78%
2009    2,748,042   11.73 to 12.29     33,335,633   1.40% to 1.95%      1.81%     -32.18% to -31.81%
2008    4,016,867   17.29 to 18.02     71,591,375   1.40% to 1.95%      0.78%      -8.49% to  -7.99%
2007    4,617,631   18.90 to 19.58     89,582,012   1.40% to 1.95%      0.32%      20.37% to  21.04%
2006    4,617,687   15.70 to 16.18     74,141,163   1.40% to 1.95%      0.07%      18.51% to  19.16%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                      At April 30                               For the Year Ended April 30
       ------------------------------------------   ---------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment       Total Return
                       Lowest to      Net Assets        Lowest         Income           Lowest to
Year      Units       Highest ($)         ($)       to Highest (1)    Ratio (2)        Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   ---------------------
International Equity Portfolio (Class 2)
2010    5,688,860    8.95 to  9.31     52,128,758   1.40% to 1.95%      1.58%      31.73%    to  32.46%
2009    6,860,806    6.79 to  7.03     47,580,660   1.40% to 1.95%      2.21%     -44.66%    to -44.35%
2008   10,079,033   12.27 to 12.63    125,857,123   1.40% to 1.95%      0.73%      -3.77%    to  -3.24%
2007   12,448,342   12.75 to 13.05    160,936,167   1.40% to 1.95%      0.46%      13.84%    to  14.47%
2006   11,388,257   11.20 to 11.40    128,870,052   1.40% to 1.95%      0.38%      31.92%    to  32.64%
Large Cap Composite Portfolio (Class 2)
2010    1,510,858    9.00 to  9.38     13,945,924   1.40% to 1.95%      1.06%      33.58%    to  34.32%
2009    1,817,222    6.74 to  6.98     12,510,752   1.40% to 1.95%      1.00%     -36.93%    to -36.58%
2008    2,565,225   10.68 to 11.01     27,921,225   1.40% to 1.95%      0.50%      -5.88%    to  -5.36%
2007    3,122,442   11.35 to 11.64     35,977,853   1.40% to 1.95%      0.37%      12.16%    to  12.78%
2006    3,076,368   10.12 to 10.32     31,480,171   1.40% to 1.95%      0.58%      11.89%    to  12.51%
Large Cap Growth Portfolio (Class 2)
2010    5,310,428    9.01 to  9.42     49,188,197   1.40% to 1.95%      0.00%      32.15%    to  32.88%
2009    5,993,356    6.82 to  7.09     41,855,722   1.40% to 1.95%      0.00%     -35.99%    to -35.64%
2008    7,969,488   10.65 to 11.01     86,635,451   1.40% to 1.95%      0.51%       5.63%    to   6.21%
2007    9,540,444   10.08 to 10.37     97,839,348   1.40% to 1.95%      0.00%       7.61%    to   8.21%
2006    9,613,326    9.37 to  9.58     91,255,815   1.40% to 1.95%      0.20%      13.61%    to  14.23%
Large Cap Value Portfolio (Class 2)
2010    4,012,562   12.96 to 13.91     54,558,994   1.40% to 1.95%      2.44%      40.08%    to  40.85%
2009    4,783,806    9.25 to  9.87     46,270,225   1.40% to 1.95%      1.67%     -36.47%    to -36.12%
2008    6,541,495   14.56 to 15.46     99,223,579   1.40% to 1.95%      0.98%      -7.88%    to  -7.37%
2007    8,163,520   15.81 to 16.69    133,918,680   1.40% to 1.95%      0.79%      14.86%    to  15.49%
2006    8,371,478   13.76 to 14.45    119,267,820   1.40% to 1.95%      0.80%      14.78%    to  15.41%
Mid Cap Growth Portfolio (Class 2)
2010    2,408,595   17.29 to 17.98     42,612,099   1.40% to 1.95%      0.00%      43.39%    to  44.19%
2009    2,944,453   12.06 to 12.47     36,202,747   1.40% to 1.95%      0.00%     -36.81%    to -36.46%
2008    4,037,537   19.08 to 19.62     78,303,444   1.40% to 1.95%      0.00%      -0.89%    to  -0.35%
2007    4,958,300   19.25 to 19.69     96,678,366   1.40% to 1.95%      0.00%       7.60%    to   8.19%
2006    5,413,912   17.89 to 18.20     97,719,057   1.40% to 1.95%      0.00%      29.44%    to  30.15%
Mid Cap Value Portfolio (Class 2)
2010    2,228,830   20.13 to 22.30     48,200,122   1.40% to 1.95%      1.41%      45.84%    to  46.65%
2009    2,708,336   13.80 to 15.21     40,016,588   1.40% to 1.95%      1.01%     -37.22%    to -36.87%
2008    3,735,136   21.98 to 24.09     87,665,109   1.40% to 1.95%      0.61%     -13.21%    to -12.74%
2007    4,895,382   25.33 to 27.61    131,942,621   1.40% to 1.95%      0.53%      15.96%    to  16.59%
2006    5,401,784   21.84 to 23.68    125,363,809   1.40% to 1.95%      0.46%      19.07%    to  19.73%
Small Cap Portfolio (Class 2)
2010    3,332,561   11.26 to 11.74     38,556,747   1.40% to 1.95%      0.00%      46.18%    to  46.99%
2009    3,755,280    7.71 to  7.99     29,610,639   1.40% to 1.95%      0.00%     -31.09%    to -30.71%
2008    4,895,160   11.18 to 11.53     55,804,975   1.40% to 1.95%      0.00%     -17.07%    to -16.61%
2007    5,915,090   13.48 to 13.83     81,026,612   1.40% to 1.95%      0.00%       6.76%    to   7.35%
2006    6,471,911   12.63 to 12.88     82,694,327   1.40% to 1.95%      0.00%      23.70%    to  24.38%
Balanced Growth Strategy (Class 3)
2010    4,322,955   17.42 to 18.22(4)  77,079,921   1.15% to 2.30%      3.03%      25.25%(7) to  28.46%(5)
2009    4,618,164   13.48 to 14.18(4)  64,334,864   1.15% to 2.05%      4.09%     -23.15%    to -22.32%(5)
2008    5,657,573   17.54 to 18.25(4) 101,827,811   1.15% to 2.05%      2.46%      -0.04%    to   1.37%(5)
2007    5,926,450   17.54 to 18.01(4) 105,631,927   1.15% to 2.05%      1.86%       8.41%(6) to   9.36%(5)(6)
2006    5,786,033   15.93 to 16.45     94,463,664   1.40% to 1.95%      1.51%       8.87%    to   9.47%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                      At April 30                               For the Year Ended April 30
       ------------------------------------------   ---------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment       Total Return
                       Lowest to      Net Assets        Lowest         Income           Lowest to
Year      Units       Highest ($)         ($)       to Highest (1)    Ratio (2)        Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   ---------------------
Conservative Growth Strategy (Class 3)
2010    3,202,846   17.27 to 17.98(4)  56,736,164   1.15% to 2.30%      3.18%      22.58%(7) to  26.05%(5)
2009    3,250,606   13.55 to 14.26     45,850,002   1.15% to 2.05%      4.74%     -18.83%    to -17.85%(5)
2008    3,664,251   16.69 to 17.36(4)  63,114,871   1.15% to 2.05%      3.05%      -0.28%    to   0.97%
2007    3,263,638   16.74 to 17.19(4)  55,818,982   1.15% to 2.05%      2.57%       6.97%(6) to   7.97%(5)(6)
2006    3,299,123   15.37 to 15.84(4)  52,049,128   1.40% to 1.95%      2.04%       6.54%    to   7.12%
Growth Strategy (Class 3)
2010    4,249,562   18.15 to 18.89(4)  79,019,261   1.15% to 2.30%      0.92%      31.01%(7) to  33.64%(5)
2009    4,567,660   13.44 to 14.14(4)  63,790,213   1.15% to 2.05%      2.23%     -29.43%    to -28.72%(5)
2008    5,066,302   19.04 to 19.83(4)  99,657,991   1.15% to 2.05%      1.32%      -1.31%    to   0.09%(5)
2007    3,990,851   19.30 to 19.81(4)  78,701,288   1.15% to 2.05%      0.76%      11.20%(6) to  12.18%(5)(6)
2006    3,286,645   17.30 to 17.93(4)  58,674,984   1.40% to 1.95%      0.64%      14.33%    to  14.95%
Moderate Growth Strategy (Class 3)
2010    6,431,402   17.84 to 18.63(4) 117,437,570   1.15% to 2.30%      1.77%      28.88%(7) to  31.74%(5)
2009    7,109,680   13.45 to 14.14(4)  98,912,420   1.15% to 2.05%      3.08%     -26.47%    to -25.73%(5)
2008    7,889,408   18.29 to 19.04(4) 148,437,915   1.15% to 2.05%      1.76%      -1.67%    to  -0.24%(5)
2007    7,269,849   18.60 to 19.08(4) 137,723,350   1.15% to 2.05%      1.16%      10.14%(6) to  11.14%(5)(6)
2006    6,692,848   16.70 to 17.34    115,418,785   1.40% to 1.95%      0.98%      12.29%    to  12.91%
Allocation Balanced Portfolio (Class 3)
2010   15,345,426   10.82 to 11.13(4) 168,207,813   1.15% to 2.30%      3.29%      21.38%(7) to  24.51%(5)
2009   13,873,018    8.59 to  8.94    122,611,336   1.15% to 2.05%      2.38%     -22.83%    to -22.14%(5)
2008   10,572,015   11.13 to 11.48    120,429,696   1.15% to 2.05%      1.30%      -2.86%    to  -1.23%(5)
2007    6,854,382   11.45 to 11.62     79,361,564   1.15% to 2.05%      0.00%       7.75%(6) to   8.62%(5)(6)
2006    3,942,190   10.62 to 10.69     42,060,300   1.40% to 1.95%      1.48%       9.09%    to   9.68%
Allocation Growth Portfolio (Class 3)
2010   12,487,431   10.31 to 10.65(4) 130,865,747   1.15% to 2.30%      3.45%      34.10%(7) to  37.49%
2009   14,607,402    7.51 to  7.75    111,765,953   1.15% to 2.05%      3.51%     -37.10%    to -36.54%(5)
2008   16,386,317   11.93 to 12.21    198,295,570   1.15% to 2.05%      1.06%      -5.82%    to  -4.98%(5)
2007   14,573,917   12.67 to 12.85    186,305,942   1.15% to 2.05%      0.00%      12.93%(6) to  13.79%(5)(6)
2006    6,179,665   11.42 to 11.50     70,929,729   1.40% to 1.95%      0.46%      19.44%    to  20.10%
Allocation Moderate Growth Portfolio (Class 3)
2010   50,871,118   10.41 to 10.73(4) 536,848,452   1.15% to 2.30%      3.05%      28.57%(7) to  31.71%(5)
2009   50,619,438    7.87 to  8.15    407,207,087   1.15% to 2.05%      2.34%     -32.58%    to -31.98%(5)
2008   37,784,746   11.68 to 11.98    448,511,245   1.15% to 2.05%      0.99%      -4.71%    to  -3.70%(5)
2007   21,715,335   12.25 to 12.44    268,747,357   1.15% to 2.05%      0.00%      11.26%(6) to  12.22%(5)(6)
2006    9,886,182   11.15 to 11.22    110,723,237   1.40% to 1.95%      0.85%      15.81%    to  16.45%
Allocation Moderate Portfolio (Class 3)
2010   22,741,864   10.71 to 11.04(4) 246,739,218   1.15% to 2.30%      3.39%      25.94%(7) to  29.10%(5)
2009   23,527,482    8.24 to  8.55    198,541,673   1.15% to 2.05%      2.92%     -27.92%    to -27.26%(5)
2008   20,107,792   11.43 to 11.76    234,223,168   1.15% to 2.05%      1.26%      -3.67%    to  -2.48%(5)
2007   14,047,507   11.86 to 12.06    168,505,737   1.15% to 2.05%      0.00%       9.47%(6) to  10.58%(5)(6)
2006    6,902,373   10.89 to 10.97     75,547,043   1.40% to 1.95%      1.16%      12.54%    to  13.16%
Cash Management Portfolio (Class 3)
2010    4,707,536   10.53 to 11.01(4)  50,844,383   1.15% to 2.30%      1.60%      -3.44%(7) to  -1.49%
2009    8,052,079   10.64 to 11.18     88,561,220   1.15% to 2.05%      2.71%      -2.68%    to  -0.86%(5)
2008    4,467,685   10.94 to 11.27(4)  49,861,340   1.15% to 2.05%      3.37%       0.90%    to   1.84%(5)
2007    3,452,585   10.84 to 11.07(4)  37,973,714   1.15% to 2.05%      1.69%       1.47%(6) to   2.03%(5)(6)
2006    1,254,605   10.53 to 10.74     13,390,024   1.40% to 1.95%      0.82%       1.10%    to   1.65%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                      At April 30                               For the Year Ended April 30
       ------------------------------------------   ---------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment       Total Return
                       Lowest to      Net Assets        Lowest         Income           Lowest to
Year      Units       Highest ($)         ($)       to Highest (1)    Ratio (2)        Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   ---------------------
Diversified Fixed Income Portfolio (Class 3)
2010    3,906,220   13.30 to 13.87(4)  52,512,551   1.15% to 2.30%   3.24%          5.41%(7) to   8.50%(5)
2009    4,126,673   12.13 to 12.79(4)  51,402,493   1.15% to 2.05%   3.83%         -3.00%    to  -1.14%(5)
2008    4,094,500   12.50 to 12.93(4)  51,917,039   1.15% to 2.05%   2.74%          3.44%    to   4.45%(5)
2007    2,802,347   12.09 to 12.38(4)  34,122,826   1.15% to 2.05%   2.84%          2.36%(6) to   2.81%(5)(6)
2006    3,012,477   11.26 to 11.79     34,930,562   1.40% to 1.95%   2.84%         -2.50%    to  -1.96%
Focus Growth and Income Portfolio (Class 3)
2010    2,075,966    8.84 to  9.62(4)  19,366,396   1.15% to 2.30%   1.45%         33.01%(7) to  38.02%
2009    2,364,994    6.31 to  6.97     16,065,350   1.15% to 2.05%   0.23%        -36.62%    to -35.91%(5)
2008    3,102,681    9.96 to 10.88     33,015,334   1.15% to 2.05%   0.45%         -9.49%    to  -8.25%(5)
2007    3,024,741   11.00 to 11.85     35,214,601   1.15% to 2.05%   0.78%         12.27%(6) to  13.51%(5)(6)
2006    2,736,422   10.11 to 10.51(4)  28,200,644   1.40% to 1.95%   0.12%         14.87%    to  15.51%
Focus Growth Portfolio (Class 3)
2010    2,836,412    7.49 to  7.81(4)  21,752,321   1.15% to 2.30%   0.00%         38.54%(7) to  39.59%(5)
2009    3,629,085    5.31 to  5.59(4)  20,020,531   1.15% to 2.05%   0.00%        -37.34%    to -36.51%(5)
2008    4,238,332    8.47 to  8.81(4)  36,969,065   1.15% to 2.05%   0.00%          4.13%    to   5.50%(5)
2007    3,933,816    8.14 to  8.35(4)  32,637,280   1.15% to 2.05%   0.00%         13.49%(6) to  14.53%(5)(6)
2006    3,839,654    7.77 to  8.10     30,961,443   1.40% to 1.95%   0.00%         18.60%    to  19.26%
Focus TechNet Portfolio (Class 3)
2010    3,251,756    5.30 to  5.65(4)  17,204,238   1.15% to 2.30%   0.00%         37.62%    to  41.56%(5)(7)
2009    2,878,294    3.85 to  4.12(4)  11,131,293   1.15% to 2.05%   0.00%        -27.45%    to -27.07%(5)
2008    3,861,926    5.28 to  5.68(4)  20,525,240   1.15% to 2.05%   0.00%         -0.76%    to   0.27%(5)
2007    3,356,007    5.27 to  5.73(4)  17,936,295   1.15% to 2.05%   0.00%          8.97%(6) to   9.48%(5)(6)
2006    3,520,360    5.19 to  5.38(4)  19,308,090   1.40% to 1.95%   0.00%         29.24%    to  29.95%
Focus Value Portfolio (Class 3)
2010    1,602,759   15.68 to 16.35(4)  25,664,219   1.15% to 2.30%   1.93%         29.02%    to  32.98%(5)
2009    1,844,934   11.70 to 12.29(4)  22,302,381   1.15% to 2.05%   1.69%        -32.60%    to -31.70%(5)
2008    2,469,576   17.36 to 18.00(4)  43,864,825   1.15% to 2.05%   0.71%         -8.78%    to  -7.85%(5)
2007    2,441,505   19.03 to 19.53(4)  47,290,138   1.15% to 2.05%   0.24%         13.93%(6) to  14.87%(5)(6)
2006    1,931,692   15.48 to 16.14     30,982,110   1.40% to 1.95%   0.00%         18.39%    to  19.04%
International Equity Portfolio (Class 3)
2010    4,927,680    8.95 to  9.33(4)  45,058,335   1.15% to 2.30%   1.54%         25.81%(7) to  32.66%(5)
2009    5,087,339    6.72 to  7.03(4)  35,200,751   1.15% to 2.05%   2.18%        -44.77%    to -44.27%(5)
2008    6,348,242   12.17 to 12.61(4)  79,129,244   1.15% to 2.05%   0.69%         -3.96%    to  -3.10%(5)
2007    5,439,653   12.68 to 13.02(4)  70,282,123   1.15% to 2.05%   0.38%         15.57%(6) to  16.64%(5)(6)
2006    3,978,195   11.05 to 11.38     45,021,340   1.40% to 1.95%   0.30%         31.78%    to  32.51%
Large Cap Composite Portfolio (Class 3)
2010    1,031,996    9.03 to  9.37(4)   9,530,411   1.15% to 2.30%   0.97%         31.26%(7) to  34.55%(5)
2009    1,111,685    6.65 to  6.96(4)   7,660,962   1.15% to 2.05%   0.92%        -37.23%    to -36.50%(5)
2008    1,336,051   10.60 to 10.96(4)  14,555,522   1.15% to 2.05%   0.41%         -6.22%    to  -5.39%(5)
2007    1,239,119   11.30 to 11.59(4)  14,301,129   1.15% to 2.05%   0.28%         11.90%(6) to  12.92%(5)(6)
2006    1,084,315    9.91 to 10.30     11,110,980   1.40% to 1.95%   0.50%         11.78%    to  12.40%
Large Cap Growth Portfolio (Class 3)
2010    3,644,911    9.08 to  9.41(4)  33,756,726   1.15% to 2.30%   0.00%         31.44%(7) to  33.03%(5)
2009    3,830,988    6.75 to  7.07(4)  26,769,902   1.15% to 2.05%   0.00%        -35.88%    to -35.58%(5)
2008    4,902,944   10.53 to 10.98     53,372,113   1.15% to 2.05%   0.44%          4.76%    to   6.32%(5)
2007    4,481,498   10.06 to 10.33(4)  46,051,907   1.15% to 2.05%   0.00%         10.27%(6) to  11.28%(5)(6)
2006    3,988,505    9.28 to  9.56     37,944,471   1.40% to 1.95%   0.12%         13.49%    to  14.11%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                      At April 30                               For the Year Ended April 30
       ------------------------------------------   ---------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment       Total Return
                       Lowest to      Net Assets        Lowest         Income           Lowest to
Year      Units       Highest ($)         ($)       to Highest (1)    Ratio (2)        Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   ---------------------
Large Cap Value Portfolio (Class 3)
2010    2,523,085   13.40 to 13.94(4)  34,221,328   1.15% to 2.30%       2.37%     36.57%(7) to  41.07%(5)
2009    2,741,951    9.44 to  9.88(4)  26,464,388   1.15% to 2.05%       1.60%    -36.73%    to -36.02%(5)
2008    3,474,330   14.91 to 15.44(4)  52,605,384   1.15% to 2.05%       0.94%     -8.25%    to  -7.22%(5)
2007    3,453,198   16.25 to 16.65(4)  56,682,162   1.15% to 2.05%       0.70%     13.12%(6) to  13.90%(5)(6)
2006    2,972,081   13.67 to 14.41     42,392,753   1.40% to 1.95%       0.72%     14.66%    to  15.29%
Mid Cap Growth Portfolio (Class 3)
2010    1,834,874   17.28 to 18.03(4)  32,477,087   1.15% to 2.30%       0.00%     44.40%    to  45.39%(5)(7)
2009    1,938,316   11.91 to 12.49(4)  23,854,764   1.15% to 2.05%       0.00%    -37.15%    to -36.37%(5)
2008    2,442,972   18.95 to 19.62(4)  47,415,753   1.15% to 2.05%       0.00%     -1.16%    to  -0.20%(5)
2007    2,459,478   19.17 to 19.66(4)  48,033,275   1.15% to 2.05%       0.00%     15.32%(6) to  16.14%(5)(6)
2006    2,289,525   17.68 to 18.17     41,386,023   1.40% to 1.95%       0.00%     29.31%    to  30.02%
Mid Cap Value Portfolio (Class 3)
2010    1,676,182   21.46 to 22.31(4)  36,058,406   1.15% to 2.30%       1.32%     46.87%    to  47.60%(5)(7)
2009    1,839,908   14.47 to 15.19(4)  27,037,271   1.15% to 2.05%       0.93%    -37.51%    to -36.78%(5)
2008    2,197,819   23.15 to 24.03(4)  51,320,989   1.15% to 2.05%       0.53%    -13.67%    to -12.60%(5)
2007    2,188,307   26.82 to 27.49(4)  58,904,382   1.15% to 2.05%       0.44%     17.12%(6) to  18.02%(5)(6)
2006    1,997,371   21.53 to 23.62     46,281,114   1.40% to 1.95%       0.38%     18.96%    to  19.61%
Real Return Portfolio (Class 3)
2010    3,504,191   11.18 to 11.50(4)  39,555,958   1.15% to 2.30%       5.81%     13.77%(7) to  17.56%(5)
2009    3,371,650    9.39 to  9.79     32,510,200   1.15% to 2.05%       6.58%    -11.59%    to -10.67%(5)
2008    2,688,152   10.62 to 10.95     29,148,479   1.15% to 2.05%       5.11%     -1.67%    to  -0.32%(5)
2007    2,172,149   10.80 to 10.99     23,749,299   1.15% to 2.05%       3.91%      4.30%(6) to   5.37%(5)(6)
2006      977,564   10.14 to 10.22      9,971,624   1.40% to 1.95%       2.80%      5.05%    to   5.69%
Small Cap Portfolio (Class 3)
2010    2,740,042   11.29 to 11.75(4)  31,686,324   1.15% to 2.30%       0.00%     47.20%    to  47.76%(5)(7)
2009    2,747,504    7.66 to  7.98(4)  21,666,845   1.15% to 2.05%       0.00%    -31.24%    to -30.61%(5)
2008    3,258,656   11.15 to 11.50(4)  37,171,819   1.15% to 2.05%       0.00%    -17.24%    to -16.61%(5)
2007    3,074,154   13.47 to 13.79(4)  42,166,349   1.15% to 2.05%       0.00%     12.27%(6) to  12.97%(5)(6)
2006    2,924,935   12.47 to 12.85(4)  37,438,854   1.40% to 1.95%       0.00%     23.58%    to  24.26%
American Funds Global Growth SAST Portfolio (Class 3)
2010    1,158,694   10.22 to 10.53(4)  12,028,539   1.15% to 2.30%       1.94%     32.19%(7) to  37.17%(5)
2009      776,946    7.49 to  7.68      5,905,348   1.15% to 2.05%       1.12%    -35.51%    to -34.92%
2008           --               --             --              --          --                       --
2007           --               --             --              --          --                       --
2006           --               --             --              --          --                       --
American Funds Growth SAST Portfolio (Class 3)
2010      666,777    9.22 to  9.49(4)   6,239,986   1.15% to 2.30%       1.52%     35.07%(7) to  37.91%(5)
2009      469,285    6.72 to  6.88      3,197,705   1.15% to 2.05%       0.50%    -39.03%    to -38.47%(5)
2008           --               --             --              --          --                       --
2007           --               --             --              --          --                       --
2006           --               --             --              --          --                       --
American Funds Growth-Income SAST Portfolio (Class 3)
2010      835,747    8.94 to  9.20(4)   7,585,712   1.15% to 2.30%       1.94%     30.29%(7) to  33.25%(5)
2009      635,248    6.74 to  6.91      4,343,630   1.15% to 2.05%       0.83%    -36.26%    to -35.67%
2008           --               --             --              --          --                       --
2007           --               --             --              --          --                       --
2006           --               --             --              --          --                       --

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

                      At April 30                               For the Year Ended April 30
       ------------------------------------------   ---------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment       Total Return
                       Lowest to      Net Assets        Lowest         Income           Lowest to
Year      Units       Highest ($)         ($)       to Highest (1)    Ratio (2)        Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   ---------------------
VIP Contrafund Portfolio (Service Class 2)
2010      944,950    8.44 to  8.59(4)   8,053,947   1.15% to 2.30%      1.10%      38.03%(7) to  40.66%(5)
2009      663,496    6.06 to  6.11      4,036,766   1.15% to 2.05%      1.35%     -39.36%    to -38.92%(5)
2008           --               --             --              --         --                        --
2007           --               --             --              --         --                        --
2006           --               --             --              --         --                        --
VIP Equity-Income Portfolio (Service Class 2)
2010    1,363,328    7.97 to  8.12(4)  10,982,362   1.15% to 2.30%      1.86%      37.72%(7) to  42.63%(5)
2009    1,080,264    5.65 to  5.69      6,125,563   1.15% to 2.05%      4.00%     -43.55%    to -43.06%(5)
2008           --               --             --              --         --                        --
2007           --               --             --              --         --                        --
2006           --               --             --              --         --                        --
VIP Investment Grade Bond Portfolio (Service Class 2)
2010    3,344,732   10.96 to 11.19(4)  37,096,964   1.15% to 2.30%      3.58%      10.70%(7) to  14.13%(5)
2009    2,565,420    9.62 to  9.80     25,026,776   1.15% to 2.05%      8.09%      -3.75%    to  -1.98%
2008           --               --             --              --         --                        --
2007           --               --             --              --         --                        --
2006           --               --             --              --         --                        --
VIP Mid Cap Portfolio (Service Class 2)
2010    1,970,517    9.40 to  9.63(4)  18,769,046   1.15% to 2.30%      0.38%      42.57%(7) to  43.86%(5)
2009    1,483,986    6.62 to  6.69      9,863,988   1.15% to 2.05%      0.27%     -33.82%    to -33.06%(5)
2008           --               --             --              --         --                        --
2007           --               --             --              --         --                        --
2006           --               --             --              --         --                        --
VIP Overseas Portfolio (Service Class 2)
2010    1,516,839    7.08 to  7.22(4)  10,859,575   1.15% to 2.30%      1.85%      26.40%(7) to  32.78%(5)
2009    1,160,209    5.39 to  5.44      6,280,514   1.15% to 2.05%      4.24%     -46.07%    to -45.65%(5)
2008           --               --             --              --         --                        --
2007           --               --             --              --         --                        --
2006           --               --             --              --         --                        --
T. Rowe Price Blue Chip Growth Portfolio (Class II)
2010      438,740    8.79 to  8.96(4)   3,901,806   1.15% to 2.30%      0.00%      35.94%(7) to  36.36%(5)
2009      284,046    6.47 to  6.57      1,860,049   1.15% to 2.05%      0.16%     -35.28%    to -34.28%
2008           --               --             --              --         --                        --
2007           --               --             --              --         --                        --
2006           --               --             --              --         --                        --
T. Rowe Price Equity Income Portfolio (Class II)
2010    1,344,788    8.68 to  8.85(4)  11,776,667   1.15% to 2.30%      1.49%      38.29%(7) to  42.08%(5)
2009    1,078,738    6.14 to  6.23      6,675,740   1.15% to 2.05%      2.58%     -38.56%    to -37.68%
2008           --               --             --              --         --                        --
2007           --               --             --              --         --                        --
2006           --               --             --              --         --                        --

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 4.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and distribution charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8.   UNIT VALUES (continued)

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(4) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(5) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(6)  For the period from September 5, 2006 (inception) to April 30, 2007.

(7)  For the period from the effective date of May 13, 2009 to April 30, 2010.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are included or incorporated by reference in Part B of this Registration Statement:

The following financial statements of Variable Annuity Account Five are included herein:
     -   Report of Independent Registered Public Accounting Firm
     -   Statement of Assets and Liabilities as of April 30, 2010
     -   Schedule of Portfolio Investments as of April 30, 2010
     -   Statement of Operations for the year ended April 30, 2010
     - Statement of Changes in Net Assets for the years ended April 30, 2010 and 2009
     -   Notes to Financial Statements

The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are incorporated by reference to Form N-4, Post-Effective Amendment No. 40 under the Securities Act of 1933 and Amendment No. 41 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-07727, filed on April 30, 2010, Accession No. 0000950123-10-041910:
     -   Report of Independent Registered Public Accounting Firm
     -   Consolidated Balance Sheet as of December 31, 2009 and 2008
     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2009, 2008 and 2007
     - Consolidated Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007
     -   Notes to Consolidated Financial Statements

The following statutory financial statements of American Home Assurance Company are incorporated by reference in Part B of this Registration Statement to Form N-4, Post-Effective Amendment No. 40 under the Securities Act of 1933 and Amendment No. 41 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-07727, filed on April 30, 2010, Accession No. 0000950123-10-041910:
     -   Report of Independent Auditors
     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2009 and 2008
     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2009, 2008 and 2007
     - Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007
     -   Notes to Statutory Basis Financial Statements

(b) Exhibits


(1)   Resolutions Establishing Separate Account.................................    1
(2)   Custody Agreements........................................................    1
(3)   (a)  Form of Distribution Contract........................................    1
      (b)  Form of Selling Agreement............................................    1
(4)   (a)  Variable Annuity Contract............................................    3
      (b)  Endorsement..........................................................    2
      (c)  Endorsement..........................................................    3
      (d)  Guaranteed Minimum Account Value Endorsement.........................    4
      (e)  Guaranteed Minimum Withdrawal Benefit Endorsement....................    5
      (f)  Death Benefit Endorsement............................................    6
      (g)  Purchase Payment Accumulation Optional Death Benefit Endorsement.....    6
      (h)  Maximum Anniversary Value Optional Death Benefit Endorsement.........    6
      (i)  Nursing Home Waiver Endorsement......................................    6
      (j)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    8
      (k)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    10
      (l)  Optional Guaranteed Minimum Withdrawal Benefit For One Life/For Two
           Lives Endorsement....................................................    10
      (m)  Form of Variable Annuity Death Claim Guide...........................    18
(5)   (a)  Application for Contract.............................................    1
      (b)  Application for Contract.............................................    3
      (c)  Participant Enrollment Form..........................................    2
      (d)  Participant Enrollment Form..........................................    3
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation.......................    17
      (b)  Article of Amendment to the Amended and Restated Articles of
           Incorporation........................................................    17
      (c)  Amended and Restated Bylaws..........................................    17

(7)   Reinsurance Contract......................................................    13
(8)   Material Contracts
      (a)  Form of American Funds Insurance Series and SunAmerica Series Trust
           Master-Feeder Fund Participation Agreement...........................    12
      (b)  Form of Fidelity Variable Insurance Products Trust Fund Participation
           Agreement............................................................    15
      (c)  Form of T. Rowe Price Equity Series, Inc. Fund Participation
           Agreement............................................................    15
      (d)  Form of Seasons Series Trust Fund Participation Agreement............    1
(9)   (a)  Opinion of Counsel and Consent of Depositor..........................    1
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company......................................    9
(10)  Consent of Independent Registered Public Accounting Firm..................    Filed Herewith
(11)  Financial Statements Omitted from Item 23.................................    Not Applicable
(12)  Initial Capitalization Agreement..........................................    Not Applicable
(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly Controlled
           or Under Common Control with SunAmerica Annuity and Life Assurance
           Company, the Depositor of Registrant.................................    18
      (b)  Power of Attorney
           (i) SunAmerica Annuity and Life Assurance Company Directors..........    16
           (ii) American Home Assurance Company Directors.......................    14
      (c)  Support Agreement of American International Group, Inc...............    7
      (d)  General Guarantee Agreement by American Home Assurance Company.......    7
      (e)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on November 24, 2006.........................................    11



--------

1 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-08859 and 811-07727, filed on March 11, 1997, Accession No. 0000912057-97-008516.

2 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-08859 and 811-07727, filed on July 27, 1998, Accession No. 0001047469-98-028410.

3 Incorporated by reference to Post-Effective Amendment No. 9, File No. 333-08877, filed on September 25, 2000, Accession No. 0000912057-00-042501.

4 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment No. 12, File Nos. 333-58234 and 811-03859, filed on April 16, 2004, Accession No. 0000950148-04-000752.

5 Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No. 26, File Nos. 333-08859 and 811-07727, filed on May 21, 2004, Accession
   No. 0000950148-04-000953.

6 Incorporated by reference Post-Effective Amendment No. 26 and Amendment No. 27, File Nos. 333-08859 and 811-07727, filed on July 20, 2004, Accession No. 0000950129-04-005000.

7 Incorporated by reference to Post-Effective Amendments No. 30 and Amendment No. 31, File Nos. 333-08859 and 811-07727, filed on August 29, 2005,
   Accession No. 0000950129-05-008797.

8 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No.
  22, File Nos. 333-58234 and 811-03859, filed on September 20, 2005, Accession No. 0000950129-05-009343.

9 Incorporated by reference to Post Effective Amendment No. 18 and Amendment No.
  22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005, Accession No. 0000950134-05-019473.

10 Incorporated by reference to Post Effective Amendment No. 32 and Amendment
   No. 33, File Nos. 333-08859 and 811-07727, filed on May 1, 2006, Accession No. 0000950129-06-004661.

11 Incorporated by reference to Post Effective Amendment No. 16 and Amendment
   No. 17, File Nos. 333-66106 and 811-07727, filed on December 12, 2006,
   Accession No. 0000950124-06-007496.

12 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
   3, File Nos. 333-137892 and 811-03892, filed on April 26, 2007, Accession No. 0000950148-07-000101.


13 Incorporated by reference to Post-Effective Amendment No. 34 and Amendment
   No. 35, File Nos. 333-08859 and 811-07727, filed on April 30, 2007, Accession No. 0000950124-07-002485.



14 Incorporated by reference to Post-Effective Amendment No. 36 and Amendment
   No. 37, File Nos. 333-08859 and 811-07727, filed on April 30, 2008, Accession No. 0000950124-08-002153.



15 Incorporated by reference to Post-Effective Amendment No. 37 and Amendment
   No. 38, File Nos. 333-08859 and 811-07727, filed on August 27, 2008,
   Accession No. 0000950137-08-011159.



16 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-157199 and 811-03859, filed on April 27, 2009, Accession No. 0000950148-09-000059.



17 Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No.
   9, File Nos. 333-137866 and 811-07727, filed on July 21, 2009, Accession No. 0000950123-09-023939.



18 Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No.
   8, File Nos. 333-157199 and 811-03859, filed on August 25, 2010, Accession No. 0000950123-10-080861.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

(a) The officers and directors of SunAmerica Annuity and Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                             POSITION
----                             --------
Jay S. Wintrob                   Director, Chief Executive Officer
Jana W. Greer(1)                 Director and President
Michael J. Akers(2)              Director and Senior Vice President
N. Scott Gillis(1)               Director, Senior Vice President and Chief
                                 Financial Officer
Roger E. Hahn(2)                 Director
Edwin R. Raquel(1)               Senior Vice President and Chief Actuary
Christine A. Nixon               Senior Vice President and Secretary
Stewart R. Polakov(1)            Senior Vice President and Controller
Mallary L. Reznik                Senior Vice President, General Counsel and Chief
                                 Compliance Officer (Rule 38A-1)
Timothy W. Still(1)              Senior Vice President
Edward T. Texeria(1)             Senior Vice President and Chief Accounting Officer
Gavin D. Friedman                Vice President and Deputy General Counsel
William T. Devanney, Jr.(1)      Vice President
Rodney A. Haviland(1)            Vice President
Stephen J. Stone(1)              Vice President
Monica F. Suryapranata(1)        Vice President and Variable Annuity Product
                                 Controller
Manda Ghaferi                    Assistant Vice President
Virginia N. Puzon                Assistant Secretary


--------

  (1)  21650 Oxnard Street, Woodland Hills, CA 91367

  (2)  2929 Allen Parkway, Houston, TX 77019


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of SunAmerica Annuity and Life Assurance Company ("Depositor"). Depositor is a subsidiary of American International Group, Inc. For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-10-001465, filed on February 26, 2010.

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of August 1, 2010, (a) the number of Seasons contracts funded by Variable Annuity Account Five was 1,774, of which 724 were qualified contracts and 1,050 were non-qualified contracts; and (b) the number of Seasons Select II contracts funded by Variable Annuity Account Five was 22,729 of which 13,586 were qualified contracts and 9,143 were non-qualified contracts.

ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SunAmerica Annuity and Life Assurance Company

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's Bylaws ("Bylaws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the Bylaws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

    SunAmerica Annuity and Life Assurance Company -- Variable Separate Account SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account One
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Two
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Four
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Five
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Seven
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Nine
    First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine Anchor Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Focused Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:

OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Stephen A. Maginn(1)        Director, Chief Distribution Officer
Frank Curran                Controller
Joseph D. Neary             Chief Compliance Officer
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary


--------

  * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

  (1)  Principal business address is 21650 Oxnard Street, Woodland Hills, CA
       91367.

  (2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
-----------------------

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-------------------------------------------------

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period") , filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Five certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf, in the City of Los Angeles, and State of California, on this 13th day of August, 2010.

                                        VARIABLE ANNUITY ACCOUNT FIVE
                                        (Registrant)

                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY

                                        By:        /s/ JAY S. WINTROB
                                            ------------------------------------
                                            JAY S. WINTROB, CHIEF EXECUTIVE
                                                           OFFICER

                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY
                                            (Depositor)

                                        By:        /s/ JAY S. WINTROB
                                            ------------------------------------
                                            JAY S. WINTROB, CHIEF EXECUTIVE
                                                           OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

*JAY S. WINTROB                   Chief Executive Officer & Director      August 13, 2010
-----------------------------       (Principal Executive Officer)
JAY S. WINTROB


*MICHAEL J. AKERS                  Senior Vice President & Director       August 13, 2010
-----------------------------
MICHAEL J. AKERS


*N. SCOTT GILLIS                        Senior Vice President,            August 13, 2010
-----------------------------     Chief Financial Officer & Director
N. SCOTT GILLIS                     (Principal Financial Officer)


*JANA W. GREER                           President & Director             August 13, 2010
-----------------------------
JANA W. GREER


*STEWART R. POLAKOV               Senior Vice President & Controller      August 13, 2010
-----------------------------       (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MALLARY L. REZNIK                      Attorney-in-Fact               August 13, 2010
-----------------------------
*MALLARY L. REZNIK

American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and State of New York, on the 12th day of August, 2010.

                                        By: AMERICAN HOME ASSURANCE COMPANY

                                        By:       /s/ ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER AND SENIOR
                                            VICE PRESIDENT

This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

KRISTIAN PHILIP MOOR*                   Director and Chairman             August 12, 2010
-----------------------------
KRISTIAN PHILIP MOOR


JOHN QUINLAN DOYLE*                    Director, President and            August 12, 2010
-----------------------------          Chief Executive Officer
JOHN QUINLAN DOYLE


ROBERT S. SCHIMEK*                Director, Chief Financial Officer       August 12, 2010
-----------------------------                    and
ROBERT S. SCHIMEK                       Senior Vice President


                                               Director
-----------------------------
PETER JAMES EASTWOOD


DAVID NEIL FIELDS*                             Director                   August 12, 2010
-----------------------------
DAVID NEIL FIELDS


DAVID LAWRENCE HERZOG*                         Director                   August 12, 2010
-----------------------------
DAVID LAWRENCE HERZOG


                                               Director
-----------------------------
LOUIS PHILIP IGLESIAS


ROBERT EDWARD LEWIS*                           Director                   August 12, 2010
-----------------------------
ROBERT EDWARD LEWIS


                                               Director
-----------------------------
MONIKA MARIA MACHON


                                               Director
-----------------------------
CHRISTOPHER LOUIS SPARRO


NICHOLAS SHAW TYLER*                           Director                   August 12, 2010
-----------------------------
NICHOLAS SHAW TYLER


NICHOLAS CHARLES WALSH*                        Director                   August 12, 2010
-----------------------------
NICHOLAS CHARLES WALSH


MARK TIMOTHY WILLIS*                           Director                   August 12, 2010
-----------------------------
MARK TIMOTHY WILLIS


By:  /s/ ROBERT S. SCHIMEK                 Attorney-in-Fact               August 12, 2010
     ------------------------
     *ROBERT S. SCHIMEK

                                  EXHIBIT INDEX

EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
    (10)        Consent of Independent Registered Public Accounting Firm